  As filed with the U.S. Securities and Exchange Commission on April 28, 2004
                           Registration No. 333-73082
 -------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [_]
                       POST-EFFECTIVE AMENDMENT NO. 6 [X]

                             ---------------------

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                              (Exact name of trust)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 23 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                             ---------------------

                             RONALD J. BOCAGE, ESQ.
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                             ---------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                       Foley & Lardner 3000 K Street, N.W.
                             Washington, D.C. 20007

                             ---------------------

It is proposed that this filing become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

  [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2004

                                for interests in
                     John Hancock Variable Life Account UV

                       Interests are made available under

                        VARIABLE ESTATE PROTECTION PLUS
a flexible premium variable universal life survivorship insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")
The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

 VARIABLE INVESTMENT OPTION:                                UNDERLYING FUND MANAGED BY:
 ---------------------------                                ---------------------------
 EQUITY OPTIONS:
  Equity Index . . . . . . . . . . . . . . . . . . . . .    SSgA Funds Management, Inc.
  Large Cap Value  . . . . . . . . . . . . . . . . . . .    T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Earnings Growth. . . . . . . . . . . . . . . . . . . .    Fidelity Management & Research Company
  Growth & Income  . . . . . . . . . . . . . . . . . . .    Independence Investment LLC and T. Rowe Price
                                                             Associates, Inc.
  Fundamental Value  . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Mid Cap Value B  . . . . . . . . . . . . . . . . . . .    T. Rowe Price Associates, Inc.
  Mid Cap Growth . . . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Small Cap Value. . . . . . . . . . . . . . . . . . . .    T. Rowe Price Associates, Inc. and Wellington
                                                             Management Company, LLP
  Small Cap Emerging Growth. . . . . . . . . . . . . . .    Wellington Management Company, LLP
  AIM V.I. Capital Development . . . . . . . . . . . . .    A I M Advisors, Inc.
  Fidelity VIP Contrafund(R) . . . . . . . . . . . . . .    Fidelity Management & Research Company
  MFS Investors Growth Stock . . . . . . . . . . . . . .    MFS Investment Management(R)
  International Equity Index . . . . . . . . . . . . . .    SSgA Funds Management, Inc.
  Overseas Equity B  . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Fidelity VIP Overseas. . . . . . . . . . . . . . . . .    Fidelity Management & Research Company
  Real Estate Equity . . . . . . . . . . . . . . . . . .    RREEF America LLC and Van Kampen (a registered trade
                                                             name of Morgan Stanley Investment Management Inc.)
  Health Sciences. . . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Financial Industries . . . . . . . . . . . . . . . . .    John Hancock Advisers, LLC
 BALANCED OPTION:
  Managed. . . . . . . . . . . . . . . . . . . . . . . .    Independence Investment LLC and Capital Guardian
                                                             Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond  . . . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Bond Index . . . . . . . . . . . . . . . . . . . . . .    Standish Mellon Asset Management Company LLC
  Active Bond  . . . . . . . . . . . . . . . . . . . . .    John Hancock Advisers, LLC, Pacific Investment
                                                             Management Company LLC and Declaration Management &
                                                             Research Company
  Total Return Bond. . . . . . . . . . . . . . . . . . .    Pacific Investment Management Company LLC
  High Yield Bond  . . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Global Bond  . . . . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Money Market . . . . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.

   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.

   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 35.

   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges . We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

  If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

  When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount .

Surrender of the Policy

  You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans. This is called your "surrender value". You must return your policy when you request a surrender.

  If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

   . the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   . minus all charges we deduct, and

   . minus all withdrawals you have made.

  If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 21.

Partial Withdrawals

  You may make a partial withdrawal of your surrender value at any time . Generally, each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

  You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

  When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

  The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

  If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

  Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

  As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

  There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account aremore restrictive than those that apply to transfers out of variable investment options.

Tax Risks

  In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

  There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

  This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

  The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

                              TRANSACTION FEES
-------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE   Upon payment of           30% of Target Premiums paid
                        premium                   in policy year 1
                                                  15% of Target Premiums paid
                                                  in policy years 2-5
                                                  10% of Target Premiums paid
                                                  in policy years 6-10
                                                  4% of Target Premiums paid
                                                  in policy years 11-20
                                                  3% of Target Premiums paid
                                                  in policy years 21 and
                                                  thereafter
                                                  3.5% of any premiums paid in
                                                  excess of Target Premiums in
                                                  Policy years 1-10
                                                  3% of any premiums paid in
                                                  excess of Target Premiums in
                                                  policy year 11 and
                                                  thereafter*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE     Upon payment of           2.35% of each premium paid
                        premium
-------------------------------------------------------------------------------
 DAC TAX CHARGE         Upon payment of           1.25% of each premium paid
                        premium
-------------------------------------------------------------------------------
 PREMIUM PROCESSING     Upon payment of           1.25% of each premium paid**
 CHARGE                 premium
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL        Upon making a partial     $20
 WITHDRAWAL CHARGE      withdrawal
-------------------------------------------------------------------------------

   * The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

   ** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
                                                                     AMOUNT DEDUCTED
                                  WHEN CHARGE IS      ------------------------------------------------------------------
        CHARGE                       DEDUCTED            GUARANTEED RATE                     CURRENT RATE
------------------------------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*
 MINIMUM CHARGE. . . . . . .    Monthly               $0.0001 per $1,000 of AAR        $0.0001 per $1,000 of AAR
 MAXIMUM CHARGE. . . . . . .    Monthly               $83.20 per $1,000 of AAR         $54.74 per $1,000 of AAR
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSONS . . . . . .    Monthly               $0.003 per $1,000 of AAR         $0.003 per $1,000 of AAR
------------------------------------------------------------------------------------------------------------------------
 ISSUE CHARGE. . . . . . . .    Monthly               $55.55 only during policy        $55.55 only during policy
                                                      year 1-5 plus 2c per 1,000       year 1-5 plus 2c per 1,000
                                                      of Total Sum Insured at          of Total Sum Insured at issue
                                                      issue only during policy         only during policy years 1-3**
                                                      years 1-3**
------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE CHARGE . . .    Monthly               $10 in all policy years          $7.50 in all policy years
                                                      plus 3c per $1,000 of Total      plus 1c per $1,000 of Total
                                                      Sum Insured at issue in          Sum Insured at issue in
                                                      all policy years                 policy years 1-10***
------------------------------------------------------------------------------------------------------------------------
 GUARANTEED MINIMUM             Monthly, starting in  3c per $1,000 of Basic           1c per $1,000 of Basic Sum
 DEATH BENEFIT CHARGE****. .    policy year 11        Sum Insured at issue             Insured at issue

------------------------------------------------------------------------------------------------------------------------
 ASSET-BASED RISK. . . . . .    Monthly               .08% of account value            .07% in policy years 1-15 for
 CHARGE*****                                                                           policies with Total Sum
                                                                                       Insured at issue of less than
                                                                                       $5 million .06% in policy years
                                                                                       1-15 for policies with Total Sum
                                                                                       Insured at issue of $5 million -
                                                                                       $15 million .01% in policy years
                                                                                       1-15 for policies with Total Sum
                                                                                       Insured at issue of $15 million
                                                                                       or more .01% in policy years 16
                                                                                       and thereafter, regardless of
                                                                                       Total Sum Insured at issue
------------------------------------------------------------------------------------------------------------------------
 MAXIMUM POLICY LOAN            Accrues daily
 INTEREST RATE****** . . . .    Payable annually      4.75%                            4.75%
------------------------------------------------------------------------------------------------------------------------

   * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

   ** The second part of this charge is guaranteed not to exceed $200.

   *** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

   **** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

   ***** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

   ****** 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                RIDER CHARGES
----------------------------------------------------------------------------------------
                                WHEN CHARGE IS
        CHARGE                     DEDUCTED                      AMOUNT DEDUCTED
----------------------------------------------------------------------------------------
 OPTIONAL ENHANCED                                        2% of all premiums paid in
 CASH VALUE RIDER . . . . .  Upon payment of premium      the first policy year up to
                                                          the Target Premium
----------------------------------------------------------------------------------------
 POLICY SPLIT OPTION                                      3c per $1,000 of current
 RIDER. . . . . . . . . . .  Monthly                      Total Sum Insured
----------------------------------------------------------------------------------------
 FOUR YEAR TERM RIDER*                                    $0.004 per $1,000 of Term
 MINIMUM CHARGE . . . . . .  Monthly                      Death Benefit
 MAXIMUM CHARGE . . . . . .  Monthly                      $0.02 per $1,000 of Term
 CHARGE FOR                                               Death Benefit
 REPRESENTATIVE                                           $0.005 per $1,000 of Term
 INSURED PERSONS. . . . . .  Monthly                      Death Benefit
----------------------------------------------------------------------------------------

   * The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

    TOTAL ANNUAL FUND OPERATING            MINIMUM               MAXIMUM
             EXPENSES
-------------------------------------------------------------------------------
 RANGE OF EXPENSES, INCLUDING
 MANAGEMENT FEES, DISTRIBUTION
 AND/OR SERVICE (12B-1) FEES, AND
 OTHER EXPENSES                             0.21%                 1.44%
-------------------------------------------------------------------------------

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.


                                                                                           TOTAL FUND                   TOTAL FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSES
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
                    FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 NAV CLASS SHARES (NOTE 1):
------------------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . . . . . . . .      0.13%           N/A             0.08%           0.21%          0.00%             0.21%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . . . . . . . .      0.75%           N/A             0.07%           0.82%          0.00%             0.82%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . . . . .      0.80%           N/A             0.06%           0.86%          0.00%             0.86%
------------------------------------------------------------------------------------------------------------------------------------
Earnings Growth. . . . . . . . . . . . .      0.96%           N/A             0.11%           1.07%          0.01%             1.06%
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . . . . . . .      0.67%           N/A             0.06%           0.73%          0.00%             0.73%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . . . . . . . .      0.79%           N/A             0.11%           0.90%          0.01%             0.89%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B* . . . . . . . . . . . .      1.05%           N/A             0.14%           1.19%          0.04%             1.15%
------------------------------------------------------------------------------------------------------------------------------------

                                        8

                                                                                           TOTAL FUND                   TOTAL FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSES
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
                    FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth*. . . . . . . . . . . . .      0.96%           N/A             0.10%           1.06%          0.00%          1.06%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value. . . . . . . . . . . . .      0.95%           N/A             0.11%           1.06%          0.01%          1.05%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth. . . . . . . .      1.01%           N/A             0.20%           1.21%          0.10%          1.11%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index . . . . . . .      0.17%           N/A             0.05%           0.22%          0.00%          0.22%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity B* . . . . . . . . . . .      1.13%           N/A             0.31%           1.44%          0.00%          1.44%
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . . . . . . . .      0.98%           N/A             0.09%           1.07%          0.00%          1.07%
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences. . . . . . . . . . . . .      1.00%           N/A             0.25%           1.25%          0.00%          1.25%
------------------------------------------------------------------------------------------------------------------------------------
Financial Industries . . . . . . . . . .      0.80%           N/A             0.06%           0.86%          0.00%          0.86%
------------------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . . . . . . . .      0.68%           N/A             0.06%           0.74%          0.00%          0.74%
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . . . . . . . .      0.60%           N/A             0.07%           0.67%          0.00%          0.67%
------------------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . . . . . . . .      0.14%           N/A             0.10%           0.24%          0.00%          0.24%
------------------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . . . . . . .      0.61%           N/A             0.09%           0.70%          0.00%          0.70%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond. . . . . . . . . . . .      0.70%           N/A             0.07%           0.77%          0.00%          0.77%
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . . . . . . . .      0.80%           N/A             0.15%           0.95%          0.05%          0.90%
------------------------------------------------------------------------------------------------------------------------------------
Global Bond. . . . . . . . . . . . . . .      0.85%           N/A             0.13%           0.98%          0.00%          0.98%
------------------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . . . . . . . .      0.25%           N/A             0.06%           0.31%          0.00%          0.31%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
  SERIES II SHARES:
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund. . . .      0.75%          0.25%            0.38%           1.38%          0.00%          1.38%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND -
  SERVICE CLASS (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas . . . . . . . .      0.73%          0.10%            0.17%           1.00%          0.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND II
  - SERVICE CLASS (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund . . . . . . .      0.58%          0.10%            0.09%           0.77%          0.00%          0.77%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
  - INITIAL CLASS SHARES (NOTE 3):
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock. . . . . .      0.75%           N/A             0.13%           0.88%          0.00%          0.88%
------------------------------------------------------------------------------------------------------------------------------------


(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity B, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

     * Mid Cap Value B was formerly "Small/Mid Cap CORE(SM)," Mid Cap Growth was formerly "Small/Mid Cap Growth," and Overseas Equity B was formerly "International Opportunities." "CORE(SM)" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP(R) funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity(R) VIP Overseas Fund and the Fidelity(R) VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity(R) VIP Overseas Fund and Fidelity(R) VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" for MFS Investors Growth Stock would equal 0.87%.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of John Hancock . . . . . . . . . . . . . . . . . . . . . . . . .           13
Description of John Hancock Variable Life Account UV  . . . . . . . . . . . .           13
Description of the Underlying Funds . . . . . . . . . . . . . . . . . . . . .           13
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           14
 Changes we can make to a Series Fund or the Account  . . . . . . . . . . . .           14
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .           15
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Minimum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .           16
Lapse and reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Guaranteed minimum death benefit feature . . . . . . . . . . . . . . . . . .           17
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Optional extra death benefit feature . . . . . . . . . . . . . . . . . . . .           18
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .           18
 Basic Sum Insured vs. Additional Sum Insured . . . . . . . . . . . . . . . .           18
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .           19
 When the younger insured person reaches 100  . . . . . . . . . . . . . . . .           19
 Requesting an increase in coverage . . . . . . . . . . . . . . . . . . . . .           19
 Requesting a decrease in coverage  . . . . . . . . . . . . . . . . . . . . .           19
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .           20
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .           20
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .           20
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .           20
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .           21
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           21
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .           21
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .           21
 Dollar cost averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . .           22
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .           22
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           22

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
 Partial withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .           23
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .           24
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .           24
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .           24
 Additional information about how certain policy charges work . . . . . . . .           25
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .           26
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .           26
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .           27
 Optional benefit riders you can add. . . . . . . . . . . . . . . . . . . . .           27
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .           27
 Procedures for issuance of a policy  . . . . . . . . . . . . . . . . . . . .           27
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .           28
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .           29
 Policy cancellation right  . . . . . . . . . . . . . . . . . . . . . . . . .           29
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .           29
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .           30
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .           30
 How you communicate with us  . . . . . . . . . . . . . . . . . . . . . . . .           30
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Diversification rules and ownership of the Account . . . . . . . . . . . . .           33
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           33
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .           34
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           34
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .           34
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .           34
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .           34

DESCRIPTION OF JOHN HANCOCK

  We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2003, our assets were approximately $96 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

  The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

  The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as
"funds".   In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

  The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

  Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

  The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

  Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option -- the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

  Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.


PREMIUMS


Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 16).

Minimum premium payments

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 32. Also, we may refuse to accept any amount of an additional premium if:

   . that amount of premium would increase our insurance risk exposure, and

   . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

  In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

  We will also accept premiums:

   . by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

Processing premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

   . The tax problem resolves itself prior to the date the refund is to be made; or

   . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

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

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse , regardless of adverse investment performance, if both of the following are true:

   . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

   . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 28. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

THE DEATH BENEFIT

  In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

  When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

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

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

   . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

   . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

Limitations on payment of death benefit

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  For the same amount of premiums paid, the amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 32).

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 32). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

   . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

   . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

   . the remaining Total Sum Insured will be at least $250,000, and

   . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

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

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

   . Total Sum Insured decreases

   . Additional Sum Insured increases

   . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

Tax consequences of coverage changes

  Please read "Tax considerations" starting on page 32 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

   . Option 1 - Proceeds left with us to accumulate with interest

   . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

   . Option 2B - Equal monthly payments for a specified period of time

   . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

   . Option 4 - Equal monthly payments for life with no refund

   . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 24. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 24.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 25. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options:

   . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

   . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment

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

     option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

   . You can only make such a transfer once in each policy year.

   . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   . The most you can transfer at any one time is the greater of (i) $500,
     (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

  If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

  The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 24). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 17) and under the guaranteed minimum death benefit feature (see page 17). Under Option A , such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 16. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

POLICY LOANS

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement".) The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

  The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.


   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.


If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

  The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 32).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's

   "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk

 . Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. ( That monthly percentage equates to an effective annual percentage of .10%.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Optional benefits charge - Monthly charges for optional insurance benefits
   (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 26.

 . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 32.)

Method of deduction

  We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 8, 9 and 10) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

  The figures for the funds shown in the tables on pages 8, 9 and 10 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

 . Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

 . Optional enhanced cash value rider - If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 24. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

 . Four year term rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

Variations in policy terms

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 26. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

  Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

  The policy will take effect only if all of the following conditions are satisfied:

   . The policy is delivered to and received by the applicant.

   . The Minimum Initial Premium is received by us.

   . Each insured person is living and still meets our health criteria for issuing insurance.

  If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

  Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow or withdraw amounts you have in the investment options

   . Change the beneficiary who will receive the death benefit

   . Change the amount of insurance

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

  You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

   . John Hancock at one of the addresses shown on the back cover of this prospectus, or

   .  the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

  State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on the back cover.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

   . surrenders or partial withdrawals

   . change of death benefit option

   . increase or decrease in Total Sum Insured

   . change of beneficiary

   . election of payment option for policy proceeds

   . tax withholding elections

   . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   . loans

   . transfers of account value among investment options

   . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

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

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

  The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of John Hancock.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.


KEY WORD OR PHRASE                                             PAGE
Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
account value . . . . . . . . . . . . . . . . . . . . . . . . .  3
Additional Sum Insured. . . . . . . . . . . . . . . . . . . . . 17
asset-based risk charge . . . . . . . . . . . . . . . . . . . . 25 attained age. . . . . . . . . . . . . . . . . . . . . . . . . . 25
beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . 20
business day. . . . . . . . . . . . . . . . . . . . . . . . . . 14
changing Option A or B. . . . . . . . . . . . . . . . . . . . . 20
changing the Total Sum Insured. . . . . . . . . . . . . . . . . 19
charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
cost of insurance rates . . . . . . . . . . . . . . . . . . . . 24 date of issue . . . . . . . . . . . . . . . . . . . . . . . . . 28 death benefit . . . . . . . . . . . . . . . . . . . . . . . . .  3 deductions. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
expenses of the Series Funds. . . . . . . . . . . . . . . . . . 26
fixed investment option . . . . . . . . . . . . . . . . . . . . 15 full surrender. . . . . . . . . . . . . . . . . . . . . . . . . 22
fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
grace period. . . . . . . . . . . . . . . . . . . . . . . . . . 16 guaranteed minimum death benefit. . . . . . . . . . . . . . . . 17
Guaranteed Minimum Death Benefit Premium. . . . . . . . . . . . 17
insurance charge. . . . . . . . . . . . . . . . . . . . . . . . 24 insured person. . . . . . . . . . . . . . . . . . . . . . . . .  3 investment options. . . . . . . . . . . . . . . . . . . . . . .  1
John Hancock. . . . . . . . . . . . . . . . . . . . . . . . . . 13
lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
loan interest . . . . . . . . . . . . . . . . . . . . . . . . . 23
Market Timing . . . . . . . . . . . . . . . . . . . . . . . . . 22
maximum premiums. . . . . . . . . . . . . . . . . . . . . . . . 15 minimum insurance amount. . . . . . . . . . . . . . . . . . . . 19 modified endowment. . . . . . . . . . . . . . . . . . . . . . . 33 monthly deduction date. . . . . . . . . . . . . . . . . . . . . 28
Option A; Option B. . . . . . . . . . . . . . . . . . . . . . .  3
optional rider benefits . . . . . . . . . . . . . . . . . . . . 27 optional benefits charge. . . . . . . . . . . . . . . . . . . . 25 owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
partial withdrawal. . . . . . . . . . . . . . . . . . . . . . . 23 partial withdrawal charge . . . . . . . . . . . . . . . . . . . 25 payment options . . . . . . . . . . . . . . . . . . . . . . . . 20
Planned Premium . . . . . . . . . . . . . . . . . . . . . . . . 15
policy anniversary. . . . . . . . . . . . . . . . . . . . . . . 28 policy year . . . . . . . . . . . . . . . . . . . . . . . . . . 28 premium; premium payment. . . . . . . . . . . . . . . . . . . .  3 prospectus. . . . . . . . . . . . . . . . . . . . . . . . . . .  2
receive; receipt. . . . . . . . . . . . . . . . . . . . . . . . 31 reinstate; reinstatement. . . . . . . . . . . . . . . . . . . . 16
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Separate Account UV . . . . . . . . . . . . . . . . . . . . . . 13
Series Funds. . . . . . . . . . . . . . . . . . . . . . . . . . 13
Servicing Office . . . . . . . . . . . . . . . . . . . .back cover special loan account. . . . . . . . . . . . . . . . . . . . . . 24 subaccount. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
surrender . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
surrender value . . . . . . . . . . . . . . . . . . . . . . . .  3
Target Premium. . . . . . . . . . . . . . . . . . . . . . . . . 24
tax considerations. . . . . . . . . . . . . . . . . . . . . . . 32
telephone transactions. . . . . . . . . . . . . . . . . . . . . 31
Total Sum Insured . . . . . . . . . . . . . . . . . . . . . . . 18
transfers of account value. . . . . . . . . . . . . . . . . . . 21 variable investment options . . . . . . . . . . . . . . . . . . 13 we; us. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
withdrawal charges. . . . . . . . . . . . . . . . . . . . . . . 25 you; your . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

  In addition to this prospectus, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.








                          JOHN HANCOCK SERVICING OFFICE


                   EXPRESS DELIVERY               MAIL DELIVERY
                   ----------------               -------------
                 529 Main Street (X-4)             P.O. Box 111
                 Charlestown, MA 02129           Boston, MA 02117

                        PHONE:                         FAX:
                        ------                         ----
                    1-800-732-5543                1-617-886-3048










  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.





Investment Company Act File No. 811-7766

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2004

                                FOR INTERESTS IN

              JOHN HANCOCK VARIABLE LIFE ACCOUNT UV ("REGISTRANT")
                       INTERESTS ARE MADE AVAILABLE UNDER
                        VARIABLE ESTATE PROTECTION PLUS
                   A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                    SURVIVORSHIP INSURANCE POLICY ISSUED BY

              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")
                        ("JOHN HANCOCK" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a John Hancock representative or by contacting the John Hancock Servicing Office at the telephone number or address shown on the back cover of this SAI.


                               TABLE OF CONTENTS

                           __________________________


CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
                                                             -----------------
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            2
Financial Statements of Registrant and Depositor. . . . .            4

DESCRIPTION OF THE DEPOSITOR

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock is authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2003, John Hancock's assets were approximately $96 billion.

  John Hancock is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. John Hancock is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. John Hancock is required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which John Hancock is subject, however, does not provide a guarantee as to such matters.

DESCRIPTION OF THE REGISTRANT

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account UV (the "Account"), a separate account established by John Hancock under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock.

  The Account's assets are John Hancock's property. Each policy provides that amounts John Hancock holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against John Hancock.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

  The administration of all policies issued by John Hancock and of all registered separate accounts organized by John Hancock is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither John Hancock nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and John Hancock. John Hancock pay compensation to these broker-dealers for promoting, marketing and selling John Hancock products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

   . 87.75% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 5% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, John Hancock pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, John Hancock may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, John Hancock may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. Signator representatives may also receive additional cash incentives (in the form of bonus payments, expense payments or the waiver of overhead costs or expenses) or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of policies issued by John Hancock. From time to time, Signator, at its expense, may provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our policies instead of policies issued by other insurance companies.

  John Hancock offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  John Hancock reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by John Hancock for each of the last three years is as follows:


                  2003 . . . . . . .    $ 6,010,551
                  2002 . . . . . . .    $ 8,611,791
                  2001 . . . . . . .    $10,443,430

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts. In 2002 the Company changed its method of accounting for goodwill and other intangible assets and in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans and for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 25, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
ASSETS
Investments - Notes 3 and 5
Fixed maturities:
 Held-to-maturity-at amortized cost (fair value:
  2003-$1,512.8; 2002-$1,777.2). . . . . . . . . . . .   $ 1,488.7   $ 1,727.0
 Available-for-sale-at fair value (cost:
  2003-$43,907.7; 2002-$41,206.5). . . . . . . . . . .    46,482.1    42,046.3
Equity securities:
 Available-for-sale-at fair value (cost: 2003-$249.9;
  2002-$307.5) . . . . . . . . . . . . . . . . . . . .       333.1       349.6
 Trading securities-at fair value (cost: 2003-$0.1;
  2002-$0.3) . . . . . . . . . . . . . . . . . . . . .         0.6         0.7
Mortgage loans on real estate. . . . . . . . . . . . .    10,871.1    10,296.5
Real estate. . . . . . . . . . . . . . . . . . . . . .       123.8       255.3
Policy loans . . . . . . . . . . . . . . . . . . . . .     2,019.2     2,014.2
Short-term investments . . . . . . . . . . . . . . . .        31.5       137.3
Other invested assets. . . . . . . . . . . . . . . . .     2,912.2     2,839.1
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .    64,262.3    59,666.0
Cash and cash equivalents. . . . . . . . . . . . . . .     2,626.9       897.0
Accrued investment income. . . . . . . . . . . . . . .       700.5       743.2
Premiums and accounts receivable . . . . . . . . . . .       104.1       114.1
Deferred policy acquisition costs. . . . . . . . . . .     3,420.7     3,352.6
Reinsurance recoverable - Note 11. . . . . . . . . . .     2,677.3     2,958.9
Other assets . . . . . . . . . . . . . . . . . . . . .     2,786.9     2,660.3
Separate account assets. . . . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $95,948.3   $87,807.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               DECEMBER 31,
                                                         ----------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $38,451.0   $34,233.8
Policyholders' funds . . . . . . . . . . . . . . . . .    21,693.5    22,571.0
Consumer notes - Note 8. . . . . . . . . . . . . . . .     1,550.4       290.2
Unearned revenue . . . . . . . . . . . . . . . . . . .       406.9       368.9
Unpaid claims and claim expense reserves . . . . . . .       166.5       160.7
Dividends payable to policyholders . . . . . . . . . .       440.0       463.0
Short-term debt - Note 8 . . . . . . . . . . . . . . .       104.0        99.5
Long-term debt - Note 8. . . . . . . . . . . . . . . .       609.4       703.9
Income taxes - Note 6. . . . . . . . . . . . . . . . .     1,534.1       925.0
Other liabilities. . . . . . . . . . . . . . . . . . .     4,034.9     4,397.3
Separate account liabilities . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    88,360.3    81,628.2
Minority interest - Note 10. . . . . . . . . . . . . .         5.1         7.3
Commitments and contingencies - Note 13
Shareholder's Equity - Note 14
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding. . . . . . . . . . . . . .        10.0        10.0
Additional paid in capital . . . . . . . . . . . . . .     4,763.2     4,763.2
Retained earnings. . . . . . . . . . . . . . . . . . .     1,332.1       956.1
Accumulated other comprehensive income . . . . . . . .     1,477.6       442.2
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     7,582.9     6,171.5
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $95,948.3   $87,807.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME

                                                 YEARS ENDED DECEMBER 31,
                                              ---------------------------------
                                                2003       2002        2001
                                              ---------  ---------  -----------
                                                      (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $2,039.4   $1,984.2    $2,351.9
Universal life and investment-type product
 charges. . . . . . . . . . . . . . . . . .      639.2      606.0       600.8
Net investment income - Note 3. . . . . . .    3,799.4    3,581.0     3,646.2
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and the policyholder
 dividend obligation ($(55.8), $(74.1) and
 $(4.1), respectively) - Notes 1, 3
 and 12 . . . . . . . . . . . . . . . . . .       58.2     (450.5)     (245.8)
Investment management revenues, commissions
 and other fees . . . . . . . . . . . . . .      500.0      530.6       606.6
Other revenue . . . . . . . . . . . . . . .      269.9      241.5       185.8
                                              --------   --------    --------
 Total revenues . . . . . . . . . . . . . .    7,306.1    6,492.8     7,145.5
BENEFITS AND EXPENSES
Benefits to policyholders, excluding amounts
 related to net realized investment and
 other gains (losses) credited to
 participating pension contractholders and
 the policyholder dividend obligation
 ($(61.9), $(35.2) and $25.3, respectively)
 - Notes 1, 3 and 12. . . . . . . . . . . .    3,849.2    3,805.2     4,328.1
Other operating costs and expenses. . . . .    1,406.0    1,250.5     1,249.3
Amortization of deferred policy acquisition
 costs, excluding amounts related to net
 realized investment and other gains
 (losses) ($6.1, $(38.9), and $(29.4),
 respectively) - Notes 1, 3 and 12. . . . .      298.3      313.4       249.0
Dividends to policyholders. . . . . . . . .      537.8      556.2       551.7
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    6,091.3    5,925.3     6,378.1
Income before income taxes and cumulative
 effect of accounting changes . . . . . . .    1,214.8      567.5       767.4
Income taxes - Note 6 . . . . . . . . . . .      345.3      108.6       200.7
                                              --------   --------    --------
Income before cumulative effect of
 accounting changes . . . . . . . . . . . .      869.5      458.9       566.7
Cumulative effect of accounting changes, net
 of income tax - Note 1 . . . . . . . . . .     (279.0)        --         7.2
                                              --------   --------    --------
Net income. . . . . . . . . . . . . . . . .   $  590.5   $  458.9       573.9
                                              ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                         EQUITY AND COMPREHENSIVE INCOME

                                                             ACCUMULATED
                                     ADDITIONAL                 OTHER          TOTAL
                            COMMON     PAID       RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                            STOCK   IN CAPITAL   EARNINGS   INCOME (LOSS)     EQUITY          SHARES
                            ------  -----------  ---------  -------------  -------------  --------------
                                             (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . . . .   $10.0    $4,764.6    $  284.3     $   66.7       $5,125.6         1,000
Demutualization
 transaction. . . . . . .                (1.2)                                   (1.2)
Comprehensive income:
 Net income . . . . . . .                           573.9                       573.9
Other comprehensive
 income, net of tax:
 Net unrealized
  investment losses . . .                                        (81.1)         (81.1)
 Foreign currency
  translation
  adjustment. . . . . . .                                          1.0            1.0
 Minimum pension
  liability . . . . . . .                                         15.2           15.2
 Cash flow hedges . . . .                                         (3.8)          (3.8)
                                                                             --------
Comprehensive income. . .                                                       505.2
Dividend paid to
 parent company . . . . .                          (250.0)                     (250.0)
Change in accounting
 principles . . . . . . .                                        227.6          227.6
                            -----    --------    --------     --------       --------         -----
Balance at December
 31, 2001 . . . . . . . .   $10.0    $4,763.4    $  608.2     $  225.6       $5,607.2         1,000
                            =====    ========    ========     ========       ========         =====
Demutualization
 transaction. . . . . . .                (0.2)                                   (0.2)
Comprehensive income:
 Net income . . . . . . .                           458.9                       458.9
Other comprehensive
 income, net of tax:
 Net unrealized
  investment gains. . . .                                         65.7           65.7
 Minimum pension
  liability . . . . . . .                                        (24.4)         (24.4)
 Cash flow hedges . . . .                                        175.3          175.3
                                                                             --------
Comprehensive income. . .                                                       675.5
Dividends paid to
 parent company . . . . .                          (111.0)                     (111.0)
                            -----    --------    --------     --------       --------         -----
Balance at December
 31, 2002 . . . . . . . .   $10.0    $4,763.2    $  956.1     $  442.2       $6,171.5         1,000
                            =====    ========    ========     ========       ========         =====
Comprehensive income:
 Net income . . . . . . .                           590.5                       590.5
Other comprehensive
 income, net of tax:
 Net unrealized
  investment gains. . . .                                        919.7          919.7
 Foreign currency
  translation
  adjustment. . . . . . .                                         (0.1)          (0.1)
 Minimum pension
  liability . . . . . . .                                        (15.8)         (15.8)
 Cash flow hedges . . . .                                         31.7           31.7
                                                                             --------
Comprehensive income. . .                                                     1,526.0
Dividends paid to
 parent company . . . . .                          (214.5)                     (214.5)
Change is accounting
 principle. . . . . . . .                                         99.9           99.9
                            -----    --------    --------     --------       --------         -----
Balance at December
 31, 2003 . . . . . . . .   $10.0    $4,763.2    $1,332.1     $1,477.6       $7,582.9         1,000
                            =====    ========    ========     ========       ========         =====

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  YEARS ENDED DECEMBER 31,
                                            ---------------------------------------
                                               2003         2002          2001
                                            -----------  -----------  -------------
                                                       (IN MILLIONS)
Cash flows from operating activities:
Net income. . . . . . . . . . . . . . . .   $    590.5   $    458.9    $    573.9
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Amortization of discount - fixed
  maturities. . . . . . . . . . . . . . .         17.8        (78.3)       (134.0)
 Net realized investment and other
  (gains) losses. . . . . . . . . . . . .        (58.2)       450.5         245.8
 Change in accounting principles. . . . .        279.0           --          (7.2)
 Change in deferred policy acquisition
  costs . . . . . . . . . . . . . . . . .       (227.7)      (194.1)       (204.0)
 Depreciation and amortization. . . . . .         42.4         47.4          72.1
 Net cash flows from trading
  securities. . . . . . . . . . . . . . .          0.1          0.7           0.2
 Decrease (increase) in accrued
  investment income . . . . . . . . . . .         42.7          2.7         (46.5)
 Decrease in premiums and accounts
  receivable. . . . . . . . . . . . . . .         10.0          3.1          11.8
 Increase in other assets and other
  liabilities, net. . . . . . . . . . . .       (199.4)      (308.4)       (252.1)
 Increase in policy liabilities and
  accruals, net . . . . . . . . . . . . .      2,452.3      2,086.8       2,323.7
 Increase (decrease) in income taxes. . .       (107.1)        (2.7)        191.2
                                            ----------   ----------    ----------
  Net cash provided by operating
     activities . . . . . . . . . . . . .      2,842.4      2,466.6       2,774.9
Cash flows used in investing
 activities:
 Sales of:
  Fixed maturities available-for-sale . .     11,064.6      4,897.1      16,058.9
  Equity securities available-for-sale. .        279.4        316.4         614.6
  Real estate . . . . . . . . . . . . . .        164.4        127.7          53.8
  Short-term investments and other
     invested assets. . . . . . . . . . .        500.0        458.7         113.4
  Home office properties. . . . . . . . .        887.6           --            --
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity . . .        227.5        214.2         241.8
  Fixed maturities available-for-sale . .      3,375.7      2,720.1       3,087.0
  Short-term investments and other
     invested assets. . . . . . . . . . .        155.3        149.3         168.4
  Mortgage loans on real estate . . . . .      1,395.0      1,520.6       1,342.0
 Purchases of:
  Fixed maturities held-to-maturity . . .        (69.5)       (27.6)        (66.7)
  Fixed maturities available-for-sale . .    (17,443.6)   (12,984.7)    (26,321.9)
  Equity securities available-for-sale. .        (90.9)       (90.9)       (285.8)
  Real estate . . . . . . . . . . . . . .        (33.4)        (8.1)        (52.8)
  Short-term investments and other
     invested assets. . . . . . . . . . .     (1,127.7)    (1,369.2)       (448.5)
Mortgage loans on real estate issued. . .     (2,092.6)    (2,036.5)     (1,204.5)
Net cash (paid) received related to
 acquisition of businesses. . . . . . . .         93.7           --         (28.2)
Net cash paid related to sale of
 businesses . . . . . . . . . . . . . . .       (188.4)          --            --
Other, net. . . . . . . . . . . . . . . .        (65.7)       (99.7)        177.4
                                            ----------   ----------    ----------
 Net cash used in investing activities. .   $ (2,968.6)  $ (6,212.6)   $ (6,551.1)

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                   YEARS ENDED DECEMBER 31,
                                               ------------------------------------
                                                 2003        2002          2001
                                               ----------  ----------  ------------
                                                         (IN MILLIONS)
Cash flows from financing activities:
 Dividend paid to parent company . . . . . .   $  (100.0)  $  (111.0)   $  (250.0)
 Universal life and investment-type
  contract deposits. . . . . . . . . . . . .     7,681.5     8,999.4     10,520.3
 Universal life and investment-type
  contract maturities and withdrawals. . . .    (6,970.5)   (5,505.4)    (8,271.8)
 Issuance of consumer notes. . . . . . . . .     1,260.2       290.2           --
 Issuance of short-term debt . . . . . . . .       148.9        92.8        105.4
 Issuance of long-term debt. . . . . . . . .          --        20.0          6.5
 Repayment of short-term debt. . . . . . . .      (158.0)     (110.6)       (23.0)
 Repayment of long-term debt . . . . . . . .        (6.0)      (57.7)       (29.9)
 Net decrease in commercial paper. . . . . .          --          --       (222.3)
                                               ---------   ---------    ---------
 Net cash provided by financing
  activities . . . . . . . . . . . . . . . .     1,856.1     3,617.7      1,835.2
                                               ---------   ---------    ---------
 Net increase (decrease) in cash and cash
  equivalents. . . . . . . . . . . . . . . .     1,729.9      (128.3)    (1,941.0)
Cash and cash equivalents at beginning of
 year. . . . . . . . . . . . . . . . . . . .       897.0     1,025.3      2,966.3
                                               ---------   ---------    ---------
Cash and cash equivalents at end of year . .   $ 2,626.9   $   897.0    $ 1,025.3
                                               =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Life Insurance Company, (the Company), is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services (JHFS).

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be
Manulife's primary U.S. brand.   This Form 10-K does not reflect or assume any
changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. All of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov, under the name Hancock John Life.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, John Hancock Financial Services, Inc. (JHFS or the Parent Company), which is a holding company, in the form of a dividend. The transfer was accounted for as a transfer of entities under common control. As a result of the transfer, all current and prior period consolidated financial data was restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

RECENT ACQUISITION / DISPOSAL ACTIVITY

The acquisitions described under the table below were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from each date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess, if any, of the applicable purchase price over the estimated fair values of the acquired assets and liabilities recorded as goodwill. These entities or books of business generally were acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses.

The disposal described under the table below was conducted in order to execute the Company's strategy to focus resources on businesses in which it can have a leadership position. The table below presents actual and proforma data for comparative purposes for the periods indicated to demonstrate the proforma effect of the acquisitions and disposal as if they occurred on January 1, 2001.

                                             YEARS ENDED DECEMBER 31,
                        -------------------------------------------------------------------
                           2003                   2002                   2001
                         PROFORMA      2003     PROFORMA      2002     PROFORMA       2001
                        -----------  --------  -----------  --------  -----------  ----------
                                                   (IN MILLIONS)
                        (UNAUDITED)            (UNAUDITED)            (UNAUDITED)
                        -----------            -----------            -----------
Revenue . . . . . . .    $7,261.3    $7,306.1   $6,406.9    $6,492.8   $7,043.5     $7,145.5
Net income. . . . . .    $  587.7    $  590.5   $  463.3    $  458.9   $  582.0     $  573.9


Acquisitions:

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million.

Disposal:

On June 19, 2003, the Company agreed to sell its group life insurance business through a reinsurance agreement with Metropolitan Life Insurance Company, Inc. (MetLife). The Company is ceding all activity after May 1, 2003 to MetLife. The transaction was recorded as of May 1, 2003 and closed November 4, 2003.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

INVESTMENTS

The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                       JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of the Company's other real estate to be disposed of was $28.5 million and $143.8 million at December 31, 2003 and 2002, respectively and is reported in real estate in the Investment section of the consolidated balance sheets. On March 14, 2003 the Company sold three of it Home Office complex properties and entered into a long-term lease on its parking garage to Beacon Capital Partners for $910.0 million. See Note 9 - Sale\Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sale commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads are
recorded as unearned revenue.   For non-participating term life and long-term
care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies.

Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset-based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next five-year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average growth rates for the next five years from the mid-teens to 13%, we increased certain fee rates on these policies (the variable services trust (VST) fee increase). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $298.3 million, $313.4 million and $249.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 11 - Reinsurance for additional disclosures regarding this topic.

GOODWILL AND OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets of businesses acquired in business combinations (goodwill) is recognized as indefinite-lived intangible assets which are included in other assets in the consolidated balance sheets. Starting in 2002, goodwill was no longer amortized, rather it is reviewed for impairment annually using valuation models based on earnings and book value multiples referencing similar multiples of publicly traded peers. Goodwill is also reviewed whenever significant events or changing circumstances indicate that an impairment may exist. Prior to 2002, goodwill relating to acquisitions completed before July 1, 2001 was amortized on a systematic basis over periods not exceeding 40 years.

The Company records intangible assets representing the present value of estimated future profits of insurance policies enforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired.

The cost of mutual fund investment management contracts acquired is recorded as indefinite-lived intangible assets and are included in other assets in the consolidated balance sheets. These management contract intangible assets are not amortized, instead they are reviewed for impairment using a testing regimen similar to that used for goodwill. Refer to Note 18 - Goodwill and Other Intangible Assets for presentation of summarized financial information regarding all of these intangible assets.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 2.0% to 14.0% for individual annuity liabilities and from 1.1% to 13.8% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products and from 1.1% to 13.8% for investment-type products.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Major components of policyholders' funds presented in the consolidated balance sheets are summarized as follows:

                                                             DECEMBER 31,
                                                         ----------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
Liabilities for policyholders' funds
Guaranteed investment contracts. . . . . . . . . . . .   $ 4,770.2   $ 5,952.4
U.S. funding agreements. . . . . . . . . . . . . . . .       144.4       143.4
Global funding agreements backing medium-term notes. .    11,908.1    12,264.7
Other investment-type contracts. . . . . . . . . . . .     2,485.2     2,274.3
                                                         ---------   ---------
 Total liabilities for investment-type contracts . . .    19,307.9    20,634.8
Liabilities for individual annuities . . . . . . . . .        60.5        54.8
Universal life and other reserves. . . . . . . . . . .     2,325.1     1,881.4
                                                         ---------   ---------
 Total liabilities for policyholders' funds. . . . . .   $21,693.5   $22,571.0
                                                         =========   =========

GLOBAL FUNDING AGREEMENTS

The Company has two distribution programs for global funding agreements that back medium-term notes sold world-wide. Under these programs, global funding agreements are purchased by special purpose entities (SPEs) that fund their purchases of the global funding agreements with the proceeds from their issuance of medium-term notes to investors. These entities pledge the global funding agreements as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under the two distribution programs, as of December 31, 2003 and 2002, the Company had $12.5 billion and $12.0 billion, respectively, of global funding agreements outstanding. These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity, and may not be terminated or surrendered prior to maturity. Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note issued by one of the SPEs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE and a third party to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE and a third party to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2003 and 2002, there was $3.8 billion and $3.8 billion, respectively, outstanding under this program. This SPE is consolidated in the Company's financial statements. The medium-term notes issued by this SPE are reported with global funding agreements in the Company's consolidated balance sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001 and expanded again to $10.0 billion in 2002, and expanded again to $12.5 billion in June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2003 and 2002, there was $8.7 billion and $8.2 billion, respectively, outstanding under this program. This SPE is a qualifying special purpose entity (QSPE) in accordance with SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities", and is therefore not consolidated in the Company's financial statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2003, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2004 - $2,104.5 million; 2005 - $2,547.0 million; 2006 - $2,884.6 million; 2007 - $661.6 million; 2008 - $1,448.2; 2009 and thereafter - $2,860.6 million.

PARTICIPATING INSURANCE

Participating business represents approximately 80.9%, 81.6% and 76.6% of the Company's life insurance in force, 96.2%. 96.3% and 98.1%, of the number of life insurance policies in force, and 94.3%, 92.5% and 92.1%, of life insurance premiums in 2003, 2002 and 2001, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

STOCK-BASED COMPENSATION

The Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for stock-based
compensation grants made prior to January 1, 2003.   Prior to January 1, 2003
the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, The Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," and is utilizing the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. The following table illustrates the pro forma effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123, to all stock-based employee compensation.

                                                                      YEARS ENDED DECEMBER 31,
                                                                     --------------------------
                                                                      2003     2002      2001
                                                                     -------  -------  --------
                                                                           (IN MILLIONS)
Net income, as reported. . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Add: Stock-based employee compensation expense included in
 reported net income,  net of related tax effects. . . . . . . . .     14.4      3.5       1.0
 Deduct: Total stock-based employee compensation expense
 determined under fair value method for all awards, net of
 related tax effects (unaudited) . . . . . . . . . . . . . . . . .     39.5     57.6      34.3
                                                                     ------   ------    ------
Pro forma net income (unaudited) . . . . . . . . . . . . . . . . .   $565.4   $404.8    $540.6
                                                                     ======   ======    ======


FEDERAL INCOME TAXES

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to Note 6 - Income Taxes for additional disclosures on this topic.

FOREIGN CURRENCY TRANSLATION

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

SEVERANCE

During 2003, the Company continued its ongoing Competitive Position Project (the project). This project was initiated in the first quarter of 1999 to reduce costs and increase future operating efficiency by consolidating portions of the Company's operations and continued through early 2004. The project consists primarily of reducing staff in the Home Office and terminating certain operations outside the home office.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Since the inception of the project as well as from similar initiatives such as our information technology outsourcing and the sale of the Home Office real estate, approximately 1,530 employees have been terminated or identified for termination. Benefits paid since the inception of the project were $107.3 million through December 31, 2003. As of December 31, 2003 and 2002, the liability for employee termination costs, included in other liabilities was $12.0 million and $12.4 million, respectively. Employee termination costs, net of related pension curtailment and other post employment benefit related gains, are included in other operating costs and expenses and were $13.0 million, $18.6 million and $40.0 million for the years ended December 31, 2003, 2002, and 2001, respectively. The total employee termination costs for year ended December 31, 2003 included an estimated $5.0 million for planned terminations related to our information technology outsourcing.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36-Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to its discussion in the Recent Accounting Pronouncements section below.

Statement of Financial Accounting Standards No. 87- Employers' accounting for pensions

During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that respond more quickly to changes in the market value of the plan assets while providing some measure to mitigate the impact of extreme short term swings in those market values. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million) related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the year ended December 31, 2001, assuming this change in accounting had taken place as of the beginning of 2001, would not be materially different from the reported results.

Statement of Financial Accounting Standards No. 133 - Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003)-Consolidation of Variable Interest Entities, an Interpretation of ARB
No. 51

In December, 2003, the FASB re-issued Interpretation 46 "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not identifiable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are typified by the defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities (SPEs), and otherwise will be applicable at March 31, 2004,

The Company has categorized its FIN 46R consolidation candidates into three categories- 1) Collateral Debt Obligation funds we manage (CDO funds or CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, therefore the adoption of FIN 46R for the CDO funds had no impact on the Company's consolidated financial position, results of operations or cash flows. The Company is re-evaluating whether it should consolidate any of the Properties based on FIN 46R, and is still evaluating the Other Entities, and is also evaluating the future potential impact of consolidating any of them.

Additional liabilities recognized as a result of consolidating VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs. Refer to Note 4-Relationships with Variable Interest Entities for a more complete discussion of the Company's relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Statement of Financial Accounting Standards No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. The adoption of DIG B36 resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change.

Statement of Financial Accounting Standards No. 148 -- Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002 for its participation in JHFS' stock compensation plans. In 2003 JHFS granted 630,000 stock options to senior management of the Company and the Company recorded $1.2 million, net of tax of $0.6 million, of related compensation expense. The Company has adopted the disclosure provisions of SFAS No. 148, see Note 1-Summary of Significant Accounting Policies, Stock-Based Compensation above.

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Refer to Note 13-Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 146-Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 142-Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized against earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required impairment tests of goodwill and management contracts as of September 30, 2003, based on the guidance in SFAS No. 142. The Company evaluated the goodwill and indefinite lived management contracts of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

EITF Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities, which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Statement of Financial Accounting Standards No. 141-Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001. Adoption of SFAS No. 141 had no impact on the Company's consolidated financial position, results of operations or cash flows.

EITF Issue No. 99-20-Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's consolidated financial position, results of operations or cash flows.

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses within the Company's income statements. The Company charged JHFS service fees of $21.0 million, $23.0 million and $28.5 million for the years ending December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003, JHFS was current in its payments to the Company related to these services.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 2 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $5.7 million, $6.9 million and $8.4 million during the years ended December 31, 2003, 2002 and 2001, respectively.

During the years ended December 31, 2003 and 2002, the Company paid $24.8 million and $180.0 million, respectively, in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. All of these were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $994.5 million and $1,631.5 million at December 31, 2003 and 2002, respectively, which are included with other liabilities in the consolidated balance sheets and recorded reinsurance recoverable from JHReCo of $1,421.1 million and $2,043.7 million at December 31, 2003 and 2002, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $868.7 million, $596.8 million and $740.8 million during the years ended December 31, 2003, 2002 and 2001 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $157.2 million and $98.6 million at December 31, 2003 and 2002, which is included with other liabilities in the consolidated balance sheets. At December 31, 2003, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.8 million during the years ended December 31, 2003 and 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                    YEARS ENDED DECEMBER 31,
                                                 -------------------------------
                                                   2003       2002        2001
                                                 ---------  ---------  ---------
                                                         (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities . . . . . . . . . . . . . . .   $3,228.7   $3,017.3    $2,721.2
Equity securities. . . . . . . . . . . . . . .       19.7       10.6        29.7
Mortgage loans on real estate. . . . . . . . .      772.0      775.8       774.4
Real estate. . . . . . . . . . . . . . . . . .       57.8       72.1        67.7
Policy loans . . . . . . . . . . . . . . . . .      123.0      120.1       118.4
Short-term investments . . . . . . . . . . . .       16.5       20.5        73.9
Other. . . . . . . . . . . . . . . . . . . . .     (230.2)    (210.4)      101.4
                                                 --------   --------    --------
Gross investment income. . . . . . . . . . . .    3,987.5    3,806.0     3,886.7
 Less investment expenses. . . . . . . . . . .      188.1      225.0       240.5
                                                 --------   --------    --------
Net investment income. . . . . . . . . . . . .   $3,799.4   $3,581.0    $3,646.2
                                                 --------   --------    --------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS, AMOUNTS
 CREDITED TO THE POLICYHOLDER DIVIDEND
 OBLIGATION AND AMOUNTS CREDITED TO
 PARTICIPATING PENSION CONTRACTHOLDERS
Fixed maturities . . . . . . . . . . . . . . .   $ (392.8)  $ (660.9)   $ (392.6)
Equity securities. . . . . . . . . . . . . . .       69.9      101.2       165.7
Mortgage loans on real estate and real estate
 to be disposed of . . . . . . . . . . . . . .      244.1       (7.9)      (71.2)
Derivatives and other invested assets. . . . .       81.2       43.0        48.2
Amortization adjustment for deferred policy
 acquisition costs . . . . . . . . . . . . . .       (6.1)      38.9        29.4
Amounts credited to the policyholder dividend
 obligation. . . . . . . . . . . . . . . . . .       58.5       11.9        17.0
Amounts credited to participating pension
 contractholders . . . . . . . . . . . . . . .        3.4       23.3       (42.3)
                                                 --------   --------    --------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders . . . .   $   58.2   $ (450.5)   $ (245.8)
                                                 ========   ========    ========


Gross gains of $606.9 million in 2003, $320.0 million in 2002 and $433.1 million in 2001 and gross losses of $233.8 million in 2003, $176.0 million in 2002 and $150.6 million in 2001, were realized on the sale of available-for-sale securities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below for the years indicated:

                                                                     GROSS       GROSS
                                                        AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                          COST       GAINS       LOSSES       VALUE
                                                        ---------  ----------  ----------  -----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,144.5   $   21.3    $   18.3    $ 1,147.5
Mortgage-backed securities. . . . . . . . . . . . . .       344.2       21.5         0.4        365.3
Obligations of states and political subdivisions. . .          --         --          --           --
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,488.7   $   42.8    $   18.7    $ 1,512.8
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $36,122.2   $2,698.7    $  304.1    $38,516.8
Mortgage-backed securities. . . . . . . . . . . . . .     6,852.0      284.0       143.4      6,992.6
Obligations of states and political subdivisions. . .       413.1       17.2         1.2        429.1
Debt securities issued by foreign governments . . . .       233.7       21.8         1.3        254.2
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       286.7        4.1         1.4        289.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    43,907.7    3,025.8       451.4     46,482.1
Equity securities . . . . . . . . . . . . . . . . . .       249.9       83.6         0.4        333.1
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $44,157.6   $3,109.4    $  451.8    $46,815.2
                                                        =========   ========    ========    =========

DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,189.6   $   32.2    $    4.5    $ 1,217.3
Mortgage-backed securities. . . . . . . . . . . . . .       533.3       30.0         7.6        555.7
Obligations of states and political subdivisions. . .         4.1        0.1          --          4.2
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,727.0   $   62.3    $   12.1    $ 1,777.2
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $33,569.7   $1,815.7    $1,156.2    $34,229.2
Mortgage-backed securities. . . . . . . . . . . . . .     6,874.2      384.0       268.4      6,989.8
Obligations of states and political subdivisions. . .       295.4       22.5          --        317.9
Debt securities issued by foreign governments . . . .       291.5       36.0         2.5        325.0
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       175.7        8.7          --        184.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    41,206.5    2,266.9     1,427.1     42,046.3
Equity securities . . . . . . . . . . . . . . . . . .       307.5       69.4        27.3        349.6
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $41,514.0   $2,336.3    $1,454.4    $42,395.9
                                                        =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                         AMORTIZED     FAIR
                                                           COST        VALUE
                                                         ---------  -----------
                                                            (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less. . . . . . . . . . . . . . . .   $     3.5   $     3.8
Due after one year through five years. . . . . . . . .        29.8        37.6
Due after five years through ten years . . . . . . . .       251.0       257.9
Due after ten years. . . . . . . . . . . . . . . . . .       860.2       848.2
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .       344.2       365.3
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $ 1,488.7   $ 1,512.8
                                                         =========   =========
AVAILABLE-FOR-SALE:
Due in one year or less. . . . . . . . . . . . . . . .   $ 2,023.6   $ 2,086.7
Due after one year through five years. . . . . . . . .    10,607.4    11,174.9
Due after five years through ten years . . . . . . . .    14,090.3    15,172.6
Due after ten years. . . . . . . . . . . . . . . . . .    10,334.4    11,055.3
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .     6,852.0     6,992.6
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $43,907.7   $46,482.1
                                                         =========   =========


Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2003, 2002 and 2001 amounted to $0.1 million, $1.7 million and $(1.8) million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $426.9 million and $625.5 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2003, 2002 and 2001, net investment income passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $161.7 million, $168.3 million and $170.5 million, respectively.

Depreciation expense on investment real estate was $1.5 million, $3.0 million and $4.6 million, in 2003, 2002, and 2001, respectively. Accumulated depreciation was $36.3 million and $49.4 million at December 31, 2003 and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the Chief Investment Officer and the Corporate Risk Officer who reports to the Chief Financial Officer. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the risk that the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) information, or fraudulent financial statements, could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

UNREALIZED LOSSES ON FIXED MATURITY SECURITIES -- BY INVESTMENT AGE

                                                                           AS OF DECEMBER 31, 2003
                                                                         ---------------------------
                                                LESS THAN 12 MONTHS           12 MONTHS OR MORE                     TOTAL
                                            ---------------------------  ---------------------------  ------------------------------
                                            CARRYING VALUE               CARRYING VALUE               CARRYING VALUE
                                             OF SECURITIES                OF SECURITIES               OF SECURITIES
                                              WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED    WITH GROSS       UNREALIZED
                                            UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES    UNREALIZED LOSS      LOSSES
                                            ---------------  ----------  ---------------  ----------  ---------------    -----------
DESCRIPTION OF SECURITIES:
US Treasury obligations and direct
 obligations of U.S. government
 agencies. . . . . . . . . . . . . . . . . .   $  268.6       $  (2.6)      $    1.5            --    $    270.1         $   (2.6)
Federal agency mortgage backed
 securities. . . . . . . . . . . . . . . . .    1,161.0         (39.4)         973.6       $(104.4)      2,134.6           (143.8)
Debt securities issued by foreign
 governments. . . . . . . . . . . . . . . .       101.6          (1.3)            --            --         101.6             (1.3)
Corporate bonds. . . . . . . . . . . . . . .    3,483.5        (106.0)       3,338.5        (216.4)      6,822.0           (322.4)
                                               --------       -------       --------       -------     ---------         --------
Total, debt securities . . . . . . . . . . .    5,014.7        (149.3)       4,313.6        (320.8)      9,328.3           (470.1)
Common stocks. . . . . . . . . . . . . . . .       32.8          (0.1)           7.7          (0.3)         40.5             (.04)
                                               --------       -------       --------       -------     ---------         --------
Total. . . . . . . . . . . . . . . . . . . .   $5,047.5       $(149.4)      $4,321.3       $(321.1)    $ 9,368.8         $ (470.5)
                                               ========       =======       ========       =======     =========         ========


Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse with the passage of time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

As of December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $324.2 million excluding basis adjustments related to hedging relationships. Of this total, $218.6 million is due to securities that have had various amounts of unrealized loss for more than nine months. Of this, $48.2 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

As of December 31, 2003, $170.4 million of the $324.2 million resided in below investment grade securities with various amounts of unrealized loss for over nine months. At December 31, 2003, all of these securities were current as to the payments of principal and interest with the exception of 2 securities with a carrying value of $16.8 million and an unrealized loss of $18.3 million. Of the total $170.4 million, $88.2 million traded above 80% of amortized cost at December 31, 2003 and an additional $11.3 million traded above 80% of amortized cost within the last nine months, for a total of $99.5 million. Of the total, $58.1 million of this $99.5 million total comes from airline related bonds, an industry that continues to experience stress and hence has lagged the general recovery. While, as described earlier, we expect the secured nature of our positions to protect our value, the continued stress in this industry continues to be a concern.

The remaining portion of the unrealized loss, $70.9 million, arises from below investment grade securities that have traded below 80 percent of amortized cost for over nine months. All of these bonds, with the exception of the 2 securities mentioned above, are current on payments of principal and interest and we believe, based on currently available information that it is probable that these securities will continue to pay based on their original terms. We expect full recovery of principal and interest on the 2 securities on which interest is overdue. This interest was actually paid to the trustee, but the investors chose to use these payments for expenses related to protecting the collateral underlying the bonds rather than distribute them. We carefully track these investments to ensure our continued belief that their prices will recover.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds and hence the gross unrealized loss on the portfolio has been split between investment grade and below investment grade bonds in the above tables. The gross unrealized loss on below investment grade fixed maturity securities declined to $259.8 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening.

All sectors within the below investment grade portfolio saw a dramatic drop in gross unrealized losses. Most notable was the drop in the gross unrealized loss on the utility portfolio to $46.1 million as of December 31, 2003. While the overbuild in this sector will continue to pressure certain power regions and certain companies for several years, the industry is in much better shape after a year of sharply curtailed capital expenditures and general balance sheet strengthening.

We remain most concerned about the airline sector. We lend to this industry almost exclusively on a secured basis (approximately 99% of our loans are secured). These secured airline financings are of two types: Equipment Trust Certificates (ETC's) and Enhanced Equipment Trust Certificates (EETC's). The ETC's initially have an 80% loan-to-value ratio and the EETC senior tranches initially have a 40-50% loan-to-value and include a provision for a third party to pay interest for eighteen months from a default. For us to lose money on an ETC, three things must happen: the airline must default; the airline must decide it does not want to fly our aircraft, and the aircraft must be worth less than our loan. When lending to this industry, we underwrite both the airline and the aircraft. We've been lending to this industry in this fashion for 25 years through several economic cycles and have seen values on our secured airline bonds fall and recover thorough these cycles. EETC's are classified as asset-backed securities and they account for $58.6 million of the $143.8 million and of gross unrealized loss in the asset-backed and mortgage-backed securities category as of December 31, 2003. While the airline industry is making positive strides in reducing its cost structure, a significant recovery in this sector requires a growing economy and a pick up in business travel. In the most recent quarter ending December 31, 2003, most of the major carriers have reported improved financial results. This trend is encouraging and we expect it to continue barring any new terrorist events or a reversal of the course of the U.S. economy. We continue to expect that the senior secured nature of our loans to this industry will protect our holdings through this difficult time.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
 Real estate to be disposed of . . . . . . . . . . .         --         --          --           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
                                                         ======      =====      ======       ======
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .     $112.8      $ 8.0      $ 59.1       $ 61.7
 Real estate to be disposed of . . . . . . . . . . .       83.6       29.6       113.2           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $196.4      $37.6      $172.3       $ 61.7
                                                         ======      =====      ======       ======
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .     $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of . . . . . . . . . . .       43.5       46.0         5.9         83.6
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $125.1      $83.8      $ 12.5       $196.4
                                                         ======      =====      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003 and 2001, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                               DECEMBER 31,
                                                             ----------------
                                                              2003      2002
                                                             -------  -------
                                                              (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .   $124.4    $ 57.2
Provision for losses . . . . . . . . . . . . . . . . . . .    (37.2)    (17.1)
                                                             ------    ------
Net impaired mortgage loans on real estate . . . . . . . .   $ 87.2    $ 40.1
                                                             ======    ======


The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    -------  -------  --------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $90.8    $74.9     $62.5
Interest income recognized on impaired loans. . .      3.4      5.0       8.4


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $87.8 million and $54.8 million as of December 31, 2003 and 2002, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                    2003     2002      2001
                                                   -------  -------   -------
                                                         (IN MILLIONS)
Expected . . . . . . . . . . . . . . . . . . . .    $7.6     $4.8      $24.3
Actual . . . . . . . . . . . . . . . . . . . . .     7.2      4.7       23.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                                                                  CARRYING AMOUNT                                  CARRYING AMOUNT
COLLATERAL PROPERTY TYPE                                           (IN MILLIONS)   GEOGRAPHIC CONCENTRATION         (IN MILLIONS)
----------------------------------------------------------------  ---------------  -----------------------------  -----------------
Apartments. . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 1,461.8      East North Central . . . . .      $ 1,124.6
Hotels. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         438.6      East South Central . . . . .          414.4
Industrial. . . . . . . . . . . . . . . . . . . . . . . . . . .         944.1      Middle Atlantic. . . . . . .        1,458.3
Office buildings. . . . . . . . . . . . . . . . . . . . . . . .       2,463.2      Mountain . . . . . . . . . .          510.6
Retail. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,096.2      New England. . . . . . . . .          874.3
Multi family. . . . . . . . . . . . . . . . . . . . . . . . . .           0.9      Pacific. . . . . . . . . . .        2,385.6
Mixed Use . . . . . . . . . . . . . . . . . . . . . . . . . . .         286.0      South Atlantic . . . . . . .        2,390.0
Agricultural. . . . . . . . . . . . . . . . . . . . . . . . . .       3,042.0      West North Central . . . . .          437.2
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         204.2      West South Central . . . . .        1,028.4
                                                                                   Canada/Other . . . . . . . .          313.6
Allowance for losses. . . . . . . . . . . . . . . . . . . . . .         (65.9)     Allowance for losses . . . .          (65.9)
                                                                    ---------                                        ---------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $10,871.1      Total. . . . . . . . . . . .      $10,871.1
                                                                    =========                                        =========

Mortgage loans with outstanding principal balances of $58.9 million, bonds with amortized cost of $254.0 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2003.

SECURITIZATION ACTIVITY

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. During 2003, 2002 and 2001, the Company sold $529.8 million, $343.5 million and $542.9 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $541.4 million, $345.2 million and $546.5 million, respectively, from which it recognized pre-tax gains of $12.0 million, $1.9 million and $4.1 million, respectively, and from which it retained servicing assets of $0.4 million, $0.3 million and $0.5 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.4 million, and $1.3 million at December 31, 2003 and 2002, respectively.

During December, 2003, the Company securitized $277.6 million of below investment grade corporate bonds, most of which were below investment grade issues. All of the assets, which were previously owned by the Company, were transferred to a trust, Signature QSPE, Limited (the Trust), which the Company sponsored. The Trust is a QSPE in accordance with SFAS No. 140, and as transferor of assets to the Trust, the Company is prohibited from consolidating the Trust. The Company retained $140.0 million of notes issued by the Trust which were rated A1, and which are recorded as fixed maturities: available for sale on the consolidated balance sheets, and the Company retained $12.7 million of equity issued by the QSPE, which is unrated, and which is recorded in other invested assets on the consolidated balance sheets. The Company received net proceeds of $124.9 million, representing the proceeds from sales of notes issued by the Trust to unrelated parties, and the Company recorded a realized gain of $10.8 million on these proceeds. The Company recognized no servicing assets as a result of this securitization. All of the assets transferred from the Company to the Trust were performing assets; none were delinquent or in default.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate current market rates.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,944.6 million and $1,380.7 million at December 31, 2003 and 2002, respectively. Total combined assets of such investments were $15,105.4 million and $14,302.6 million (consisting primarily of investments), and total combined liabilities were $1,583.8 million and $1,815.1 million (including $1,216.3 million and $1,171.5 million of loans payable) at December 31, 2003 and 2002, respectively. Total combined revenues and expenses of these investments in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Total combined revenues and expenses of these investments in 2002 were $893.6 million and $1,108.1 million, respectively, resulting in $214.5 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2001 were $598.7 million and $633.0 million, respectively, resulting in $34.3 million of total combined loss from operations. Depending on the timing of receipt of audited financial statements of these other assets, the above financial data could be up to one year in arrears. Net investment income on investments accounted for on the equity method totaled $138.3 million, $64.8 million and $56.4 million in 2003, 2002, and 2001, respectively.

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R, as discussed in Note 1-Summary of Significant Accounting Policies above. Presented below are discussions of the Company's significant relationships with them, the Company's conclusions about whether the Company should consolidate them, and certain summarized financial information for these entities.

As explained in Note 1-Summary of Significant Accounting Policies above, additional liabilities recognized as a result of consolidating VIEs in which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

COLLATERALIZED DEBT OBLIGATIONS (CDOS). Since 1996, the Company has acted as investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligations (CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDO's portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where the Company manages the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses are borne first by the equity owners to the extent of their investments, and then by debt owners in ascending order of subordination. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investments in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

In accordance with previous consolidation accounting principles (now superceded by FIN 46R), the Company formerly consolidated a CDO only when the Company owned a majority of the CDO's equity. The Company is now required to consolidate a CDO when, in accordance with FIN 46R, the CDO is deemed to be a VIE, and the Company is deemed to be the primary beneficiary of the CDO. For those CDOs which are not deemed to be VIEs, the Company determines its consolidation status by considering the control aspects of the equity classes of the CDOs. The Company has determined whether each CDO should be considered a VIE, and while most are VIEs, some are not. The Company has determined that it is not the primary beneficiary of any CDO which is a VIE, and for those that are not VIEs, the Company does not have controlling financial interests. Therefore, the Company will not use consolidation accounting for any of the CDOs which it manages.

The Company believes that its relationships with its managed CDOs are collectively significant, and accordingly provides, in the tables below, summary financial data for the CDOs and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests but does not manage and thus will not be required to consolidate any of those entities, and considers that its relationships with them are not collectively significant, therefore the Company has not disclosed data for them below. Credit ratings are provided by credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

                                                              DECEMBER 31,
                                                           ------------------
                                                             2003       2002
                                                           --------  ----------
                                                             (IN MILLIONS)
TOTAL SIZE OF COMPANY-MANAGED CDOS
Total assets . . . . . . . . . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========
Total debt . . . . . . . . . . . . . . . . . . . . . . .    4,158.2    3,564.4
Total other liabilities. . . . . . . . . . . . . . . . .      712.0    2,429.7
                                                           --------   --------
Total liabilities. . . . . . . . . . . . . . . . . . . .    4,870.2    5,994.1
Total equity . . . . . . . . . . . . . . . . . . . . . .       52.0      226.8
                                                           --------   --------
Total liabilities and equity . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========



                                                                     DECEMBER 31,
                                                -------------------------------------------------
                                                          2003                       2002
                                                ------------------------       ------------------
                                                          (IN MILLIONS, EXCEPT PERCENTS)
MAXIMUM EXPOSURE OF THE
 COMPANY TO LOSSES FROM
 COMPANY-MANAGED CDOS
Investments in tranches of Company-managed CDOs,
 by credit rating (Moody's/Standard &  Poor's):
Aaa/AAA. . . . . . . . . . . . . . . . . .      $ 201.0            35.6%       $ 380.2      53.8%
Aa1/AA+. . . . . . . . . . . . . . . . . .         75.7            13.4             --        --
A3/A-. . . . . . . . . . . . . . . . . . .           --              --           14.5       2.1
Baa2/BBB . . . . . . . . . . . . . . . . .        218.0            38.8          218.0      31.0
Ba2/BB . . . . . . . . . . . . . . . . . .           --              --            7.0       1.0
B2 . . . . . . . . . . . . . . . . . . . .          8.0             1.4             --        --
B3/B-. . . . . . . . . . . . . . . . . . .           --              --            6.0       0.8
Caa1/CCC+. . . . . . . . . . . . . . . . .         13.2             2.3             --        --
Not rated (equity) . . . . . . . . . . . .         48.1             8.5           79.8      11.3
                                                -------          ------        -------    ------
Total Company exposure . . . . . . . . . .      $ 564.0           100.0%       $ 705.5     100.0%
                                                =======          ======        =======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

LOW-INCOME HOUSING PROPERTIES. The Company generates income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company invests in the Properties directly, and also invests indirectly via limited partnership real estate investment funds (the Funds), which are consolidated into the Company's financial statements. The Properties are organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by Federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties, which are non-recourse to the general assets of the Company. In the event of default by a mortgagee of a Property, the mortgage is subject to foreclosure. Conversely, the assets of the Properties are not available to satisfy claims against the general assets of the Company. No Property in which the Company has been involved has undergone foreclosure. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties. The Company receives Federal income tax credits in recognition of its investments in each of the Properties for a period of ten years and in some cases, the Company receives distributions from the Properties which are based on a portion of the actual cash flows.

The Company had previously determined that the Properties are VIEs in accordance with FIN 46, as it was previously issued by the FASB, and that the Company is not the primary beneficiary of any of them, so the Company did not consolidate any of the Properties in the third fiscal quarter of 2003. However, the Company is currently re-evaluating whether the Properties are VIEs, and whether the Company is the primary beneficiary of any of them, in accordance with FIN 46R. The Company believes that it is reasonably possible that it may be required to consolidate one or more of the Properties. Accordingly the disclosures in the tables below are provided. The table below presents summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                                  DECEMBER 31,
                                                               ----------------
                                                                2003     2002
                                                               ------   -------
                                                               (IN MILLIONS)
TOTAL SIZE OF THE PROPERTIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . . .    576.3    396.4
 Total other liabilities . . . . . . . . . . . . . . . . . .    116.6    101.8
                                                               ------   ------
Total liabilities. . . . . . . . . . . . . . . . . . . . . .    692.9    498.2
Total equity . . . . . . . . . . . . . . . . . . . . . . . .    289.8    184.0
                                                               ------   ------
Total liabilities and equity . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======

(1) Property level data is sourced primarily from the Funds' financial statements, and is presented on three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED).

                                                                         DECEMBER 31,
                                                                       ---------------
                                                                        2003     2002
                                                                       ------   ------
                                                                       (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM THE PROPERTIES
Equity investment in the Properties/(1)/ . . . . . . . . . . . . . .   $291.0   $177.0
Outstanding Equity capital commitments to the Properties . . . . . .    108.2    139.4
Carrying value of mortgages for the Properties . . . . . . . . . . .     62.8     65.2
Outstanding mortgage commitments to the Properties . . . . . . . . .      5.1      5.1
                                                                       ------   ------
Total Company exposure . . . . . . . . . . . . . . . . . . . . . . .   $467.1   $386.7
                                                                       ======   ======


(1) Company exposure data is sourced primarily from the Funds' financial statements, and is presented with three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

OTHER. The Company has investment relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses which have undergone debt restructurings and reorganizations. The Company is evaluating whether each is a VIE, and considers it reasonably possible that it may consolidate one or more of the entities them or be required to disclose information about them, as a result of adopting FIN 46R. The Company has made no guarantees to any other parties involved with them, and has no further equity or debt commitments to them. The Company's maximum exposure to loss as a result of its relationships with the Other Entities is limited to its investment in them.

The table below presents summary financial data for the Other Entities, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                                DECEMBER 31,
                                                             -----------------
                                                              2003      2002
                                                             -------   -------
                                                              (IN MILLIONS)
TOTAL SIZE OF THE OTHER ENTITIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . .    301.7     309.3
 Total other liabilities . . . . . . . . . . . . . . . . .     65.3      62.1
                                                             ------    ------
Total liabilities. . . . . . . . . . . . . . . . . . . . .    367.0     371.4
Total equity/(2)/ .. . . . . . . . . . . . . . . . . . . .    (82.2)    (89.6)
                                                             ------    ------
Total liabilities and equity . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======


(1) Certain data is reported with up to a one-year delay, due to the delayed availability of financial statements of the Other Entities.

(2) The negative equity results from the inclusion in the table of one of the businesses mentioned above in the table. The business has an accumulated deficit from operations predating the Company's equity investment in it, but it is current on its debt service and is cash flow positive. The total equity shown above has not been adjusted to remove the portion attributable to other shareholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES -- (CONTINUED)

                                                                       DECEMBER 31,
                                                                      --------------
                                                                       2003    2002
                                                                      ------  ------
                                                                      (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM OTHER ENTITIES/(1)/
Equity investment in Other Entities . . . . . . . . . . . . . . . .   $ 53.1  $ 52.3
Outstanding equity capital commitments to the Other Entities. . . .      9.0    16.5
Debt investment in Other Entities . . . . . . . . . . . . . . . . .    129.1   110.8
                                                                      ------  ------
Total Company exposure. . . . . . . . . . . . . . . . . . . . . . .   $191.2  $179.6
                                                                      ======  ======


(1) The Company's maximum exposure to loss is limited to its investments of equity and debt securities of these entities, which are carried on the Company's financial statements using the equity method of accounting, or at amortized cost, and commitments to provide future equity and debt capital.

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS

The fair values of derivative instruments classified as assets at December 31, 2003 and 2002 were $765.4 million and $346.9 million, respectively, and appear on the consolidated balance sheet in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2003 and 2002 were $1,700.1 million and $1,399.8 million, respectively, and appears on the consolidated balance sheet in other liabilities. In addition, as a result of the Company's adoption of SFAS No. 133 issue B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36), the Company has recorded as derivatives amounts aggregating $225.6 million as of December 31, 2003 related to participating pension contracts which appear on the consolidated balance sheet in policyholders' funds.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2003 and 2002, the Company recognized net losses of $5.8 million and $19.5 million, respectively, related to the ineffective portion of its fair value hedges, and net losses of $1.5 million and $6.4 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses.

CASH FLOW HEDGES

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses forward starting interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2003 and 2002, the Company recognized gains of $1.8 million and $7.2 million, respectively, related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the years ended December 31, 2003 and 2002, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2003 and 2002, a net gain of $2.7 million and a net gain of $0.5 million, respectively, were reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $5.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2003 and 2002, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the years ended December 31, 2003 and 2002, gains of $28.7 million (net of tax of $15.5 million) and $175.4 million (net of tax of $94.5 million) represented the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in balances of $223.3 million (net of tax of $120.3 million) and $194.5 million (net of tax of $104.8 million), respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 6 -- INCOME TAXES

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. The Mutual Company was a mutual life insurance company for the entire year 1999, therefore it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to the Mutual Company's average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. As such the financial statements for the year ended December 31, 2001 include the impact of the final tax return adjustments related to the 1999 equity base tax.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                    YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2003      2002      2001
                                                  ---------  -------  --------
                                                         (IN MILLIONS)
Domestic. . . . . . . . . . . . . . . . . . . .   $1,200.7   $559.5    $761.8
Foreign . . . . . . . . . . . . . . . . . . . .       14.1      8.0       5.6
                                                  --------   ------    ------
Income before income taxes and cumulative effect
 of accounting changes. . . . . . . . . . . . .   $1,214.8   $567.5    $767.4
                                                  ========   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6 -- INCOME TAXES -- (CONTINUED)

The components of income taxes were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    -------  -------  --------
                                                         (IN MILLIONS)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .   $163.9   $ 93.4    $ (9.9)
 Foreign. . . . . . . . . . . . . . . . . . . . .      4.4      2.0       3.1
 State. . . . . . . . . . . . . . . . . . . . . .      4.6      4.6       4.6
                                                    ------   ------    ------
                                                     172.9    100.0      (2.2)
                                                    ======   ======    ======
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .    179.0     14.6     210.5
 Foreign. . . . . . . . . . . . . . . . . . . . .      0.1      0.7      (0.9)
 State. . . . . . . . . . . . . . . . . . . . . .     (6.7)    (6.7)     (6.7)
                                                    ------   ------    ------
                                                     172.4      8.6     202.9
                                                    ------   ------    ------
Total income taxes. . . . . . . . . . . . . . . .   $345.3   $108.6    $200.7
                                                    ======   ======    ======


A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    -------  -------  --------
                                                         (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $425.2   $198.6    $268.6
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .       --       --     (13.4)
 Prior year taxes . . . . . . . . . . . . . . . .      4.7     (2.7)      9.9
 Tax credits. . . . . . . . . . . . . . . . . . .    (50.2)   (36.4)    (28.1)
 Foreign taxes. . . . . . . . . . . . . . . . . .      1.4      2.0       1.3
 Tax exempt investment income . . . . . . . . . .    (21.3)   (25.7)    (25.7)
 Lease income . . . . . . . . . . . . . . . . . .     (9.7)   (25.5)       --
 Other. . . . . . . . . . . . . . . . . . . . . .     (4.8)    (1.7)    (11.9)
                                                    ------   ------    ------
  Total income taxes. . . . . . . . . . . . . . .   $345.3   $108.6    $200.7
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6 -- INCOME TAXES -- (CONTINUED)

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                               DECEMBER 31,
                                                           -------------------
                                                             2003       2002
                                                           --------  ---------
                                                             (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . .   $  639.8   $  550.2
Other employee benefits. . . . . . . . . . . . . . . . .      174.9      154.5
Book over tax basis of investments . . . . . . . . . . .      528.9      329.6
Dividends payable to policyholders . . . . . . . . . . .       99.6      135.2
Interest . . . . . . . . . . . . . . . . . . . . . . . .       40.2       32.5
                                                           --------   --------
 Total deferred tax assets . . . . . . . . . . . . . . .    1,483.4    1,202.0
                                                           --------   --------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . .      925.6      879.4
Depreciation . . . . . . . . . . . . . . . . . . . . . .       72.3       13.3
Basis in partnerships. . . . . . . . . . . . . . . . . .       72.6       65.1
Market discount on bonds . . . . . . . . . . . . . . . .       20.0       18.9
Pension plan expense . . . . . . . . . . . . . . . . . .       47.5       73.9
Capitalized charges related to mutual funds. . . . . . .        3.0       12.7
Lease income . . . . . . . . . . . . . . . . . . . . . .    1,041.4      772.7
Unrealized gains . . . . . . . . . . . . . . . . . . . .      705.1      156.4
Other. . . . . . . . . . . . . . . . . . . . . . . . . .       29.9       29.9
                                                           --------   --------
 Total deferred tax liabilities. . . . . . . . . . . . .    2,917.4    2,022.3
                                                           --------   --------
  Net deferred tax liabilities . . . . . . . . . . . . .   $1,434.0   $  820.3
                                                           ========   ========


The Company made income tax payments of $147.4 million, $104.9 million and $3.7 million in 2003, 2002 and 2001, respectively.

NOTE 7 -- CLOSED BLOCK

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                             DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------  ----------
                                                            (IN MILLIONS)
LIABILITIES
Future policy benefits . . . . . . . . . . . . . . . .   $10,690.6   $10,509.0
Policyholder dividend obligation . . . . . . . . . . .       400.0       288.9
Policyholders' funds . . . . . . . . . . . . . . . . .     1,511.9     1,504.0
Policyholder dividends payable . . . . . . . . . . . .       413.1       432.3
Other closed block liabilities . . . . . . . . . . . .        37.4       111.7
                                                         ---------   ---------
Total closed block liabilities . . . . . . . . . . . .   $13,053.0   $12,845.9
                                                         ---------   ---------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $69.6; 2002 -- $97.1). . . . . . . . . . . .   $    66.0   $    86.0
 Available-for-sale -- at fair value (cost: 2003 --
  $5,847.6; 2002 -- $5,580.2). . . . . . . . . . . . .     6,271.1     5,823.2
Equity securities:
 Available-for-sale -- at fair value (cost: 2003 --
  $9.1; 2002 -- $10.5) . . . . . . . . . . . . . . . .         9.1        12.4
Mortgage loans on real estate. . . . . . . . . . . . .     1,577.9     1,665.8
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,554.0     1,555.1

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

                                                             DECEMBER 31,
                                                       ----------------------
                                                         2003         2002
                                                       ----------  ----------
                                                           (IN MILLIONS)
Short-term investments . . . . . . . . . . . . . . .         1.2         25.2
Other invested assets. . . . . . . . . . . . . . . .       230.6        212.4
                                                       ---------    ---------
 Total investments . . . . . . . . . . . . . . . . .     9,709.9      9,380.1
Cash and cash equivalents. . . . . . . . . . . . . .       248.3        244.0
Accrued investment income. . . . . . . . . . . . . .       145.1        156.3
Other closed block assets. . . . . . . . . . . . . .       308.6        327.6
                                                       ---------    ---------
 Total closed block assets . . . . . . . . . . . . .   $10,411.9    $10,108.0
                                                       ---------    ---------
Excess of reported closed block liabilities over
 assets designated to the closed block . . . . . . .   $ 2,641.1    $ 2,737.9
                                                       ---------    ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of tax
  of $(148.0) million and $(84.0) million at 2003 and
  2002, respectively . . . . . . . . . . . . . . . .       275.3        155.9
 Allocated to the policyholder dividend obligation,
  net of tax of $148.1 million and $88.8 million at
  2003 and 2002, respectively. . . . . . . . . . . .      (275.1)      (164.9)
                                                       ---------    ---------
  Total. . . . . . . . . . . . . . . . . . . . . . .         0.2         (9.0)
                                                       ---------    ---------
Maximum future earnings to be recognized from closed
 block assets and liabilities. . . . . . . . . . . .   $ 2,641.3    $ 2,728.9
                                                       =========    =========
Change in the policyholder dividend obligation:
 Balance at beginning of period. . . . . . . . . . .   $   288.9    $   251.2
  Impact on net income before income taxes . . . . .       (57.9)       (70.8)
  Unrealized investment gains (losses) . . . . . . .       169.0        108.5
                                                       ---------    ---------
 Balance at end of period. . . . . . . . . . . . . .   $   400.0    $   288.9
                                                       =========    =========



                                                  YEARS ENDED DECEMBER 31,
                                              -------------------------------
                                                2003       2002        2001
                                              ---------  ---------  ---------
                                                      (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $  915.7   $  969.9    $  940.0
Net investment income . . . . . . . . . . .      648.2      663.9       667.5
Net realized investment and other gains
 (losses), net of amounts credited to the
 policyholder dividend obligation of $(58.2)
 million, $(11.9)million and $(17.0)
 million, respectively. . . . . . . . . . .       (4.5)      (5.2)       (3.6)
Other closed block revenues . . . . . . . .       (0.1)       0.1         0.6
                                              --------   --------    --------
 Total closed block revenues. . . . . . . .    1,559.3    1,628.7     1,604.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . .      982.0    1,057.6       924.4
Change in the policyholder dividend
 obligation . . . . . . . . . . . . . . . .       (2.4)     (60.2)       54.9
Other closed block operating costs and
 expenses . . . . . . . . . . . . . . . . .       (3.0)      (5.2)       (6.3)
Dividends to policyholders. . . . . . . . .      449.5      489.7       474.9
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    1,426.1    1,481.9     1,447.9
                                              --------   --------    --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 7 -- CLOSED BLOCK -- (CONTINUED)

                                                    YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                    2003     2002      2001
                                                   -------  -------  --------
                                                         (IN MILLIONS)
Closed block revenues, net of closed block
 benefits and expenses, before income taxes and
 cumulative effect of accounting change. . . . .    133.2    146.8     156.6
Income taxes, net of amounts credited to the
 policyholder dividend obligation of $2.1
 million, $1.3 million and $4.6 million,
 respectively. . . . . . . . . . . . . . . . . .     45.6     50.0      53.0
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses and income taxes, before
  cumulative effect of accounting change . . . .     87.6     96.8     103.6
                                                   ------   ------    ------
 Cumulative effect of accounting change, net of
  tax. . . . . . . . . . . . . . . . . . . . . .       --       --      (1.4)
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses, income taxes and
  cumulative effect of accounting change . . . .   $ 87.6   $ 96.8    $102.2
                                                   ======   ======    ======


Maximum future earnings from closed block assets and liabilities:

                                                                  YEARS ENDED DECEMBER 31,
                                                                 -------------------------
                                                                    2003          2002
                                                                 -----------   -----------
                                                                       (IN MILLIONS)
Beginning of period. . . . . . . . . . . . . . . . . . . . . .    $2,728.9       $2,825.7
End of period. . . . . . . . . . . . . . . . . . . . . . . . .     2,641.3        2,728.9
                                                                  --------       --------
 Change during period. . . . . . . . . . . . . . . . . . . . .    $  (87.6)      $  (96.8)
                                                                  ========       ========


NOTE 8 -- DEBT AND LINE OF CREDIT

Short-term and long-term debt consists of the following:

                                                               DECEMBER 31,
                                                           ------------------
                                                             2003       2002
                                                           ---------  -------
                                                             (IN MILLIONS)
Short-term debt:
 Current maturities of long-term debt. . . . . . . . . .   $  104.0    $ 99.5
Long-term debt:
 Surplus notes, 7.38% maturing in 2024/(1)/  . . . . . .      447.6     447.4
 Notes payable, interest ranging from 7.31% to 12.0%, due
  in varying amounts to 2009 . . . . . . . . . . . . . .      171.3     242.3
                                                           --------    ------
Total long-term debt . . . . . . . . . . . . . . . . . .      618.9     689.7
Less current maturities. . . . . . . . . . . . . . . . .     (104.0)    (99.5)
                                                           --------    ------
Long-term debt . . . . . . . . . . . . . . . . . . . . .      514.9     590.2
                                                           --------    ------
 Total long and short-term debt before fair value
  adjustments. . . . . . . . . . . . . . . . . . . . . .      618.9     689.7
Fair value adjustments related to interest rate
 swaps/(1)/  . . . . . . . . . . . . . . . . . . . . . .       94.5     113.7
                                                           --------    ------
Total long and short-term debt after fair value
 adjustments . . . . . . . . . . . . . . . . . . . . . .   $  713.4    $803.4
                                                           ========    ======
Consumer notes:
 Notes payable, interest ranging from 1.75% to 6.25% due
  in varying amounts to 2032 . . . . . . . . . . . . . .   $1,550.4    $290.2
                                                           ========    ======

(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 8 -- DEBT AND LINE OF CREDIT -- (CONTINUED)

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

At December 31, 2003, the Company had a committed line of credit through a group of banks including Fleet National Bank, JPMorgan Chase, Citicorp USA, Inc., The Bank of New York, The Bank of Nova Scotia, Fleet Securities, Inc. and JPMorgan Securities, Inc., totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment (renewed effective July 25, 2003) and $500.0 million pursuant to a multi-year facility (renewable in 2005). The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2003. At December 31, 2003, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2004 -- $104.0 million; 2005 -- $28.5 million; 2006 -- $16.8 million; 2007 -- $12.7 million; 2008 --
$1.9 million; and thereafter -- $455.0 million.

Interest expense on debt, included in other operating costs and expenses, was $49.6 million, $52.6 million and $59.0 million in 2003, 2002 and 2001, respectively. Interest paid amounted to $46.2 million in 2003, $47.0 million in 2002 and $55.8 million in 2001.

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2005 -- $22.1 million; 2006 -- $63.5 million; 2007-$99.0 million; 2008
-- $68.4 million; and thereafter -- $1,327.7 million. As of December 31, 2003, there are no maturities of consumer notes in 2004.

Interest expense on consumer notes, included in benefits to policyholders, was $39.0 million and $2.5 million in 2003 and 2002, respectively. No interest expense was incurred in 2001. Interest paid amounted to $29.8 million and $1.4 million in 2003 and 2002. No interest was paid in 2001.

NOTE 9 -- SALE/LEASEBACK TRANSACTION AND OTHER LEASE OBLIGATIONS

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $271.4 million and a deferred profit of $209.4 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year lease term. The other two properties have operating leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 9 -- SALE/LEASEBACK TRANSACTION AND OTHER LEASE OBLIGATIONS -- (CONTINUED)

The future minimum lease payments by year and in the aggregate, under the capital lease and under noncancelable operating leases and future sublease rental income on the garage are presented below:

                                                           NONCANCELABLE   SUB-LEASE
                                                  CAPITAL    OPERATING      RENTAL
                                                   LEASE      LEASES        INCOME
                                                  -------  -------------  -----------
                                                            (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . .   $  8.8      $ 36.2         $ 1.3
2005. . . . . . . . . . . . . . . . . . . . . .      8.8        36.1           1.3
2006. . . . . . . . . . . . . . . . . . . . . .      8.8        36.1           1.3
2007. . . . . . . . . . . . . . . . . . . . . .      8.8        31.2           1.3
2008. . . . . . . . . . . . . . . . . . . . . .      8.8        29.7           1.3
Thereafter  . . . . . . . . . . . . . . . . . .     88.6       130.6          77.2
                                                  ------      ------         -----
Total minimum lease payments. . . . . . . . . .    132.6      $299.9         $83.7
                                                              ======         =====
Amounts representing interest . . . . . . . . .    (46.3)
                                                  ------
Present value of net minimum lease payments . .     86.3
Current portion of capital lease obligation . .     (8.8)
                                                  ------
 Total. . . . . . . . . . . . . . . . . . . . .   $ 77.5
                                                  ======


NOTE 10 -- MINORITY INTEREST

Minority interest relates equity interests in a consolidated partnership. For financial reporting purposes, the assets, the liabilities, and earnings of the partnership are consolidated in the Company's financial statements. The minority interest of $5.1 million on the consolidated balance sheets in the equity of the consolidated partnership reflects the original investment by minority shareholders in the consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

NOTE 11 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                            2003 PREMIUMS           2002 PREMIUMS           2001 PREMIUMS
                        ---------------------   ---------------------   ----------------------
                         WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN      EARNED
                        ----------  ---------   ----------  ---------   ----------  ----------
                                                    (IN MILLIONS)
Direct. . . . . . . .   $ 2,816.3   $ 2,813.5   $ 2,570.1   $ 2,565.0   $ 3,076.8    $ 3,080.7
Assumed . . . . . . .       690.5       690.5       469.3       469.3       427.7        427.7
Ceded . . . . . . . .    (1,464.6)   (1,464.6)   (1,050.1)   (1,050.1)   (1,156.5)    (1,156.5)
                        ---------   ---------   ---------   ---------   ---------    ---------
Net life, health and
 annuity premiums . .   $ 2,042.2   $ 2,039.4   $ 1,989.3   $ 1,984.2   $ 2,348.0    $ 2,351.9
                        =========   =========   =========   =========   =========    =========


For the years ended December 31, 2003, 2002 and 2001, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million, $645.9 million and $552.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11 -- REINSURANCE -- (CONTINUED)

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect to personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect to this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2003, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $167.7 million in 2003, $161.0 million in 2002 and $127.1 million in 2001.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.6 million, $10.4 million, and $10.6 million in 2003, 2002 and 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverage is contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre-January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The company anticipates that the benefits it pays after 2006 will be lower as a result of the new Medicare provisions; however, the retiree medical obligations and costs reported do not reflect the impact of this legislation. Deferring the recognition of the new Medicare provisions' impact is permitted by Financial Accounting Standards Board Staff Position 106-1 due to open questions about some of the new Medicare provisions and a lack of authoritative accounting guidance about certain matters. The final accounting guidance could require changes to previously reported information.

OBLIGATIONS AND FUNDED STATUS:

                                              YEARS ENDED DECEMBER 31,
                              -------------------------------------------------------
                                 2003          2002           2003           2002
                              ------------  ------------  --------------  -----------
                                                    (IN MILLIONS)
                                  PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Change in benefit
 obligation:
 Benefit obligation at
  beginning of year . . . .    $2,029.3      $1,933.1        $ 584.3          $ 441.4
 Service cost . . . . . . .        25.8          27.8            1.5              4.0
 Interest cost. . . . . . .       130.5         133.9           35.3             33.5
 Amendments . . . . . . . .          --           9.9          (54.3)              --
 Actuarial loss . . . . . .       156.9          91.9           93.3            143.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (43.9)           (37.4)
 Curtailment. . . . . . . .          --          (6.3)          (0.8)            (1.1)
                               --------      --------        -------          -------
 Benefit obligation at end
  of year . . . . . . . . .     2,174.8       2,029.3          615.4            584.3
                               --------      --------        -------          -------
Change in plan assets:
 Fair value of plan assets
  at beginning of year. . .     1,861.0       2,196.9          204.2            245.7
 Actual return on plan
  assets. . . . . . . . . .       393.4        (201.5)          44.8            (25.5)
 Employer contribution. . .        14.5          26.6           32.0             21.4
 Employee contribution. . .          --            --            4.2              3.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (48.2)           (41.3)
                               --------      --------        -------          -------
 Fair value of plan assets
  at end of year. . . . . .     2,101.2       1,861.0          237.0            204.2
                               --------      --------        -------          -------
Funded status . . . . . . .       (73.6)       (168.3)        (378.4)          (380.1)
Unrecognized actuarial loss       401.1         511.5          157.1             98.8
Unrecognized prior service
 cost . . . . . . . . . . .        55.3          67.9          (81.2)           (42.3)
Unrecognized net transition
 asset. . . . . . . . . . .          --           0.1             --               --
                               --------      --------        -------          -------
 Prepaid (accrued) benefit
  cost, net . . . . . . . .    $  382.8      $  411.2        $(302.5)         $(323.6)
                               ========      ========        =======          =======
 Amounts recognized in the
  consolidated balance
  sheets:
 Prepaid benefit cost . . .    $  569.4      $  581.7
 Accrued benefit liability
  including minimum
  liability . . . . . . . .      (317.0)       (275.1)
 Intangible asset . . . . .         0.1           0.1
 Accumulated other
  comprehensive income. . .       130.3         104.5
                               --------      --------
Net amount recognized . . .    $  382.8      $  411.2
                               ========      ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

The accumulated benefit obligations for all defined benefit pension plans was $2,076.5 million and $1,897.2 million at December 31, 2003 and 2002, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                    YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                       2003          2002
                                                   ------------  ------------
                                                         (IN MILLIONS)
Projected benefit obligation . . . . . . . . . .      $337.2         $301.9
Accumulated benefit obligation . . . . . . . . .       317.9          280.2
Fair value of plan assets. . . . . . . . . . . .         0.9            5.1


COMPONENTS OF NET PERIODIC BENEFIT COST:

                                                        YEARS ENDED DECEMBER 31,
                                        ---------------------------------------------------------
                                           2003          2002           2003            2002
                                        ------------  ------------  --------------  -------------
                                                              (IN MILLIONS)
                                            PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Service cost. . . . . . . . . . . . .     $  25.9       $  27.8        $  1.6           $  4.0
Interest cost . . . . . . . . . . . .       130.5         133.9          35.3             33.5
Expected return on plan assets. . . .      (155.8)       (201.5)        (17.4)           (22.8)
Amortization of transition asset. . .         0.1           0.1            --               --
Amortization of prior service cost. .         7.4           7.0          (6.6)            (3.2)
Recognized actuarial gain (loss). . .        29.7           7.6           6.9             (1.9)
                                          -------       -------        ------           ------
Net periodic benefit (credit) cost. .     $  37.8       $ (25.1)       $ 19.8           $  9.6
                                          =======       =======        ======           ======


ADDITIONAL INFORMATION:

                                         YEARS ENDED DECEMBER 31,
                        --------------------------------------------------------
                            2003          2002           2003           2002
                        ------------  ------------  ---------------  -----------
                                               (IN MILLIONS)
                             PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Increase in minimum
 liabilities included
 in other
 comprehensive income      $25.8         $41.2            N/A              N/A


ASSUMPTIONS:

Weighted-average assumptions used to determine benefit obligation:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                  --------------------------------------------------------
                                                                      2003          2002          2003            2002
                                                                  ------------  ------------  --------------  ------------
                                                                                        (IN MILLIONS)
                                                                       PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate . . . . . . . . . . . . . . . . . . . . . . . . .      6.25%         6.75%           6.25%            6.75%
Rate of compensation increase . . . . . . . . . . . . . . . . .      3.00%         3.50%            N/A              N/A
Health care trend rate for following year . . . . . . . . . . .                                   11.00%           10.00%
Ultimate trend rate . . . . . . . . . . . . . . . . . . . . . .                                    5.25%            5.25%
Year ultimate rate reached. . . . . . . . . . . . . . . . . . .                                    2010             2008

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

Weighted-average assumptions used to determine net periodic benefit cost:

                                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------------------------------------
                                                                 2003          2002          2003           2002
                                                             ------------  ------------  --------------  -----------
                                                                                   (IN MILLIONS)
                                                                  PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate. . . . . . . . . . . . . . . . . . . . . . . .    6.75%         7.25%           6.75%           7.25%
Expected long-term return on plan assets . . . . . . . . . .    8.75%         9.50%           8.75%           9.50%
Rate of compensation increase. . . . . . . . . . . . . . . .    3.50%         4.25%            N/A             N/A
Health care trend rate for following year. . . . . . . . . .                                 10.00%           8.00%
Ultimate trend rate. . . . . . . . . . . . . . . . . . . . .                                  5.25%           5.25%
Year ultimate rate reached . . . . . . . . . . . . . . . . .                                  2008            2006


The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/ guidance from SEC staff suggestions are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               1-PERCENTAGE     1-PERCENTAGE
                                                              POINT INCREASE   POINT DECREASE
                                                              --------------  ----------------
                                                                      (IN MILLIONS)
Effect on total service and interest costs in 2003. . . . .       $ 3.2           $ (2.9)
Effect on postretirement benefit obligations as of December
 31, 2003 . . . . . . . . . . . . . . . . . . . . . . . . .        46.2            (43.1)


PLAN ASSETS

The Company's weighted-average asset allocations for its plans at December 31, 2003 and 2002, by asset category are as follows:

                                                                   PENSION
                                                                 PLAN ASSETS
                                                               AT DECEMBER 31,
                                                             ------------------
ASSET CATEGORY                                                 2003     2002
-----------------------------------------------------------  -------- ---------
Equity securities. . . . . . . . . . . . . . . . . . . . .     69%       64%
Fixed maturity securities. . . . . . . . . . . . . . . . .     24%       27%
Real estate. . . . . . . . . . . . . . . . . . . . . . . .      2%        4%
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .      5%        5%
                                                              ---       ---
  Total. . . . . . . . . . . . . . . . . . . . . . . . . .    100%      100%
                                                              ===       ===

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The target allocation for assets of the Company's pension plans is summarized below for major assets categories.

ASSET CATEGORY
Equity securities . . . . . . . . . . . . . .     50 % - 80%
Fixed maturity securities . . . . . . . . . .     25 % - 35%
Real estate . . . . . . . . . . . . . . . . .      1 % - 5%
Other . . . . . . . . . . . . . . . . . . . .      --% - 18%


The plans do not own any of the Company's common stock at December 31, 2003 and 2002.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2003 and 2002, by asset category are as follows:

                                                     OTHER POSTRETIREMENT BENEFITS
                                                              PLAN ASSETS
                                                            AT DECEMBER 31,
                                                    -------------------------------
                                                         2003             2002
                                                    ---------------  --------------
ASSET CATEGORY
Equity securities . . . . . . . . . . . . . . . .         61%               58%
Fixed maturity securities . . . . . . . . . . . .         38%               41%
Real estate . . . . . . . . . . . . . . . . . . .        --%               --%
Other . . . . . . . . . . . . . . . . . . . . . .          1%                1%
                                                         ---               ---
 Total. . . . . . . . . . . . . . . . . . . . . .        100%              100%
                                                         ===               ===


Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

CASH FLOWS

CONTRIBUTIONS. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2003, there were no contributions made to these qualified plans. In 2002, $3.0 million was contributed to these qualified plans. Of the $3.0 million contributed in 2002, $3.0 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. This contribution is not deductible for 2002 but was deductible in 2003. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2003 and 2002, $14.5 million and $23.5 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $2 million to its qualified pension plans in 2004 and approximately $25 million to its non-qualified pension plans in 2004.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

The Company expects to contribute approximately $50 million to its other post retirement benefit plans in 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

OBLIGATIONS AND FUNDED STATUS:

                                                       YEARS ENDED DECEMBER 31,
                                ----------------------------------------------------------------------
                                               2003                                2002
                                ---------------------------------   ----------------------------------
                                                            (IN MILLIONS)
                                QUALIFIED  NONQUALIFIED             QUALIFIED  NONQUALIFIED
                                  PLANS       PLANS       TOTAL       PLANS       PLANS        TOTAL
                                ---------  ------------  ---------  ---------  ------------  ---------
Benefit obligation at the
 end of year. . . . . . . . .   $1,837.7     $ 337.1     $2,174.8   $1,727.4     $ 301.9      $2,029.3
Fair value of plan assets at
 end of year. . . . . . . . .    2,100.3         0.9      2,101.2    1,855.8         5.2       1,861.0
                                --------     -------     --------   --------     -------      --------
Funded status (assets less
 obligations) . . . . . . . .      262.6      (336.2)       (73.6)     128.4      (296.7)       (168.3)
Unrecognized net actuarial
 loss . . . . . . . . . . . .      240.9       160.2        401.1      374.7       136.8         511.5
Unrecognized prior service
 cost . . . . . . . . . . . .       65.9       (10.6)        55.3       78.6       (10.7)         67.9
Unrecognized transition
 liability. . . . . . . . . .         --          --           --         --         0.1           0.1
                                --------     -------     --------   --------     -------      --------
Prepaid (accrued) benefit
 cost . . . . . . . . . . . .   $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                                ========     =======     ========   ========     =======      ========
Amounts recognized in the
 consolidated balance
 sheets:
Prepaid benefit cost. . . . .     $569.4          --     $  569.4   $  581.7          --      $  581.7
Accrued benefit liability
 including minimum liability          --     $(317.0)      (317.0)        --     $(275.1)       (275.1)
Intangible asset. . . . . . .         --         0.1          0.1         --         0.1           0.1
Accumulated other
 comprehensive income . . . .         --       130.3        130.3         --       104.5         104.5
                                --------     -------     --------   --------     -------      --------
Net amount recognized . . . .   $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                                ========     =======     ========   ========     =======      ========
Components of net periodic
 benefit cost:
Service cost. . . . . . . . .   $   24.1     $   1.8     $   25.9   $   26.1     $   1.7      $   27.8
Interest cost . . . . . . . .      111.0        19.5        130.5      115.9        18.0         133.9
Expected return on plan
 assets . . . . . . . . . . .     (155.6)       (0.2)      (155.8)    (201.3)       (0.2)       (201.5)
Amortization of transition
 asset. . . . . . . . . . . .         --         0.1          0.1         --         0.1           0.1
Amortization of prior
 service cost . . . . . . . .        7.5        (0.1)         7.4        6.5         0.5           7.0
Recognized actuarial gain . .       20.1         9.6         29.7        1.5         6.1           7.6
                                --------     -------     --------   --------     -------      --------
Net periodic benefit
 (credit) cost. . . . . . . .   $    7.1     $  30.7     $   37.8   $  (51.3)    $  26.2      $  (25.1)
                                ========     =======     ========   ========     =======      ========


NOTE 13 -- COMMITMENTS, GUARANTEES AND CONTINGENCIES

COMMITMENTS. The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, other invested assets and to issue mortgage loans on real estate totaling $482.6 million, $182.0 million, $800.8 million and $646.5 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $2.2 billion at December 31, 2003. The majority of these commitments expire in 2004.

GUARANTEES. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under accounting principles generally accepted in the U.S, specific to the insurance industry. The following guarantee falls outside the scope of insurance accounting and is disclosed pursuant to FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others".

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 13 -- COMMITMENTS, GUARANTEES AND CONTINGENCIES -- (CONTINUED)

   . The Company guarantees certain mortgage securitizations transactions the Company entered into with FNMA and FHLMC. These guarantees will persist until the pool of mortgages are paid off in full by the mortgagees. The Company must perform under these guarantees where the mortgagees fail to repay their mortgages. The maximum amount of future payments the Company may be required to make pursuant to the guarantees is up to 12.25% of the total principal and interest for FNMA securitization, or $13.2 million, and up to 10.50% of total principal and interest for the FHLMC securitization, or $14.6 million at December 31, 2003.

CONTINGENCIES

CLASS ACTION. During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $3.2 million and $11.9 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $30.0 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

HARRIS TRUST. Beginning in 1983, the Company became involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried by a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

On May 14, 2001 the Company filed an appeal in this case. On August 20, 2002, the Second Circuit Court of Appeals issued a ruling, affirming in part, reversing in part, and vacating in part the District Court's judgment in this case. The Second Circuit Court of Appeals' opinion overturned substantial portions of the District Court's opinion, representing the vast majority of the lower court's award of damages and fees, and sent the matter back to the District Court for further proceedings.

The action has been dismissed and the settlement consummated as of December 11, 2003. The settlement costs were paid in 2003.

OTHER

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY

COMMON STOCK

The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income are as follows:

                                                                                       NET
                                                                                   ACCUMULATED    FOREIGN              ACCUMULATED
                                                                        NET        GAIN (LOSS)   CURRENCY    MINIMUM      OTHER
                                                                     UNREALIZED      ON CASH    TRANSLATION  PENSION  COMPREHENSIVE
                                                                   GAINS (LOSSES)  FLOW HEDGES  ADJUSTMENT  LIABILITY     INCOME
                                                                   --------------  -----------  ----------- --------- -------------
                                                                                          (IN MILLIONS)
Balance at December 31, 2000. . . . . . . . . . . . . . . . . . .     $123.7            --        $(4.0)     $(53.0)  $     66.7
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $49.1 million) . . . . . . . . . . . . . . . . . .  .      (88.3)           --           --          --        (88.3)
Reclassification adjustment for gains (losses), realized in
  net income (net of tax expense of $80.8 million). . . . . . . .      150.1            --           --          --        150.1
Adjustment for participating group annuity contracts (net
 of deferred income tax benefit of $5.1 million). . . . . . . . .       (9.5)           --           --          --         (9.5)
Adjustment for deferred policy acquisition costs and present value of future profits (net of deferred income tax benefit
 of $25.8 million) . . . . . . . . . . . . . . . . . . . . . . . .     (47.8)           --           --          --        (47.8)
Adjustment for policyholder dividend obligation (net of deferred
 income tax benefit of $46.1 million) . . . . . . . . . . . . . .      (85.6)           --           --          --        (85.6)
                                                                      ------         -----        -----      ------   ----------
Net unrealized gains (losses) . . . . . . . . . . . . . . . . . .      (81.1)           --           --          --        (81.1)
Foreign currency translation adjustment . . . . . . . . . . . . .         --            --          1.0          --          1.0
Minimum pension liability (net of deferred income tax expense
 of $8.2 million) . . . . . . . . . . . . . . . . . . . . . . . .         --            --           --        15.2         15.2
Net accumulated gains (losses) on cash flow hedges (net of tax
 benefit of $2.1 million) . . . . . . . . . . . . . . . . . . . .         --          (3.8)          --          --         (3.8)
Change in accounting principle (net of income tax expense of
 $122.6 million) . . . . . . . . . . . . . . . . . . . .  . . . .      204.7          22.9           --          --        227.6
                                                                      ------         -----        -----      ------   ----------
Balance at December 31, 2001. . . . . . . . . . . . . . . . . . .     $247.3         $19.1        $(3.0)     $(37.8)  $    225.6
                                                                      ======         =====        =====       ======  ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

                                                                  NET
                                                              ACCUMULATED    FOREIGN                 ACCUMULATED
                                                   NET        GAIN (LOSS)   CURRENCY     MINIMUM        OTHER
                                                UNREALIZED      ON CASH    TRANSLATION   PENSION    COMPREHENSIVE
                                              GAINS (LOSSES)  FLOW HEDGES  ADJUSTMENT   LIABILITY      INCOME
                                              --------------  -----------  -----------  ---------  ---------------
                                                                        (IN MILLIONS)
Balance at December 31, 2001. . . . . . . .     $  247.3        $ 19.1       $(3.0)      $(37.8)      $  225.6
Gross unrealized gains (losses) (net of
 deferred income tax expense of $32.1
 million) . . . . . . . . . . . . . . . . .         87.2            --          --           --           87.2
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $61.6 million) . . .        114.4            --          --           --          114.4
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $14.6 million). . . . . . . . .        (27.2)           --          --           --          (27.2)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $20.5 million) . . . . . . . . . . . . . .        (38.0)           --          --           --          (38.0)
Adjustment for policyholder dividend
 obligation  (net of deferred income tax
 benefit of   $38.0 million). . . . . . . .        (70.7)           --          --           --          (70.7)
                                                --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . .         65.7            --          --           --           65.7
Foreign currency translation adjustment . .           --            --          --           --             --
Minimum pension liability (net of deferred
 income tax benefit of $13.2 million) . . .           --            --          --        (24.4)         (24.4)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $94.5
 million) . . . . . . . . . . . . . . . . .           --         175.3          --           --          175.3
                                                --------        ------       -----       ------       --------
Balance at December 31, 2002. . . . . . . .     $  313.0        $194.4       $(3.0)      $(62.2)      $  442.2
                                                ========        ======       =====       ======       ========
Gross unrealized gains (losses) (net of
 deferred income tax expense of $504.6
 million) . . . . . . . . . . . . . . . . .     $  937.7            --          --           --       $  937.7
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $130.6 million). . .        242.5            --          --           --          242.5
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $22.0 million). . . . . . . . .        (40.9)           --          --           --          (40.9)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $59.1 million) . . . . . . . . . . . . . .       (109.8)           --          --           --         (109.8)
Adjustment for policyholder dividend
 obligation (net of deferred income tax
 benefit of $59.2 million). . . . . . . . .       (109.8)           --          --           --         (109.8)
Change in accounting principle (net of
 income tax expense of $53.8 million) . . .         99.9            --          --           --           99.9
                                                --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . .      1,019.6            --          --           --        1,019.6
Foreign currency translation adjustment . .           --            --        (0.1)          --           (0.1)
Minimum pension liability (net of deferred
 income tax benefit of $8.5 million). . . .           --            --          --        (15.8)         (15.8)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $17.1
 million) . . . . . . . . . . . . . . . . .           --          31.7          --           --           31.7
                                                --------        ------       -----       ------       --------
Balance at December 31, 2003. . . . . . . .     $1,332.6        $226.1       $(3.1)      $(78.0)      $1,477.6
                                                ========        ======       =====       ======       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                             FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------
                                               2003        2002        2001
                                            -----------  ---------  ----------
                                                     (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . .   $ 2,574.4    $ 839.8     $ 294.1
  Equity investments. . . . . . . . . . .        83.1       42.1       129.2
  Derivatives and other . . . . . . . . .        81.5       41.7       205.0
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .     2,739.0      923.6       628.3
Amounts of unrealized investment (gains)
 losses attributable to:
 Participating group annuity contracts. .          --      (90.8)      (49.0)
 Deferred policy acquisition costs and
  present value of future profits . . . .      (278.4)    (109.5)      (51.0)
 Policyholder dividend obligation . . . .      (422.9)    (253.9)     (145.2)
 Deferred Federal income taxes. . . . . .      (705.1)    (156.4)     (135.8)
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .    (1,406.4)    (610.6)     (381.0)
                                            ---------    -------     -------
Net unrealized investment gains . . . . .   $ 1,332.6    $ 313.0     $ 247.3
                                            =========    =======     =======


STATUTORY RESULTS

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance for a permitted accounting practice. The Company currently has four permitted practices which relate to 1) an admitted asset for the pension plan prepaid expense, 2) an admitted asset for the start-up and launch costs due from the experience fund of the Federal Long-Term Care Program, 3) an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial and 4) the Company is allowed to carry the administrative rating symbol of Z for a selected group of securities.

Prior to 2001, the Division had provided the Company approval to recognize as an admitted asset the prepaid pension expense in respect to the Company's pension plan. Beginning in 2001, the Division has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of SSAP No. 8, Pensions. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting period was increased by $0 and $159.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

During 2002, the Company received permission from the Division to record an admitted asset for the Federal Long-Term Care Program start-up and launch costs due from its experience fund of $19.3 million at December 31, 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2002 reporting period was increased by $19.3 million. There was no permitted practice for this item in 2003 thus no admitted asset for start-up and launch costs in 2003.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $51.1 million and $60.5 million on the purchase as goodwill at December 31, 2003 and 2002, respectively. This amount will be amortized over a ten year period. The impact on net income was an amortization expense of $9.3 million in 2003. There was no amortization expense in 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting periods was increased by $51.1 million and $60.5 million, respectively.

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principle balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of John Hancock Life Insurance Company.

                                   AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                  -------------------------------------------
                                      2003           2002            2001
                                  -------------  -------------    -----------
                                                 (IN MILLIONS)
Statutory net income. . . . . .     $  441.7       $  210.4        $  631.4
Statutory surplus . . . . . . .     $3,789.9       $3,524.1        $3,513.6


Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 15 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

ASSET GATHERING SEGMENT. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

GUARANTEED AND STRUCTURED FINANCIAL PRODUCTS (G&SFP) SEGMENT. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's new consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms.

INVESTMENT MANAGEMENT SEGMENT. Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's International Group Program, certain corporate operations, and non-core businesses, those that are either disposed or in run-off. The International Group Program consists of an international network of insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The non-core disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

The accounting policies of the segments are the same as those described in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as after-tax adjustments to segment net income in the tables below primarily relate to:

(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations because management views the related gains and losses as an integral part of the core business of those operations);

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

(ii) a 2002 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment and a 2001 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996;

(iii) during 2002 and 2001 restructuring costs related to reducing staff in the home office and terminating certain operations outside the home office;

(iv) the 2001 surplus tax applicable to mutual life insurance companies which are no longer applicable to the Company;

(v)   cumulative effect of accounting changes.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                         ASSET                 INVESTMENT  CORPORATE
2003                       PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . . . .   $ 2,027.6   $   543.1   $    63.1   $  102.8    $  723.4     $ 3,460.0
Net investment income . .     1,421.7       710.1     1,676.7       17.1       (26.2)      3,799.4
Inter-segment revenues. .          --         1.2         0.4       25.1       (26.7)           --
                            ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . . . .     3,449.3     1,254.4     1,740.2      145.0       670.5       7,259.4
Net realized
 investment and other
 gains (losses) . . . . .       (32.0)      (47.0)     (215.3)      (0.9)      341.9          46.7
                            ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . . . .   $ 3,417.3   $ 1,207.4   $ 1,524.9   $  144.1    $1,012.4     $ 7,306.1
                            =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . . . .   $   371.8   $   194.3   $   287.4   $   29.8    $  (44.6)    $   838.7
Net realized
 investment gains
 (losses) . . . . . . . .       (20.9)      (30.2)     (133.2)      (0.5)      215.6          30.8
Cumulative effect of
 accounting change,
 net of tax . . . . . . .       (42.2)       (4.5)     (232.3)        --          --        (279.0)
                            ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . . . .   $   308.7   $   159.6   $   (78.1)  $   29.3    $  171.0     $   590.5
                            =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . . . .   $    31.0   $    16.9   $    57.9   $    4.4    $   28.1     $   138.3
Carrying value of
 investments accounted
 for under the
 equity method. . . . . .       410.2       249.2       586.1       13.1       686.0       1,944.6
Amortization of
 deferred policy
 acquisition costs. . . .       184.7       111.4         2.3         --        (0.1)        298.3
Interest expense. . . . .         0.2          --          --        6.1        43.3          49.6
Income tax expense. . . .       174.3        74.4        52.1       17.8        26.7         345.3
Segment assets. . . . . .    36,640.7    18,721.5    35,667.1    2,287.8     2,631.2      95,948.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                              ASSET              INVESTMENT  CORPORATE
2003                                            PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . . . .   $(97.9)     $(33.5)   $(218.7)   $ 10.6     $ 341.9       $  2.4
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . . . .      7.4       (13.5)        --        --          --         (6.1)
Less amounts credited to participating
 pension contractholder accounts . . . . . . .       --          --        3.4        --          --          3.4
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . . . .     58.5          --         --        --          --         58.5
                                                 ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements . .    (32.0)      (47.0)    (215.3)     10.6       341.9         58.2
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . . . .       --          --         --     (11.5)         --        (11.5)
                                                 ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . . . .    (32.0)      (47.0)    (215.3)     (0.9)      341.9         46.7
Less income tax effect . . . . . . . . . . . .     11.1        16.8       82.1       0.4      (126.3)       (15.9)
                                                 ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . . . .   $(20.9)     $(30.2)   $(133.2)   $ (0.5)    $ 215.6       $ 30.8
                                                 ======      ======    =======    ======     =======       ======


                                         ASSET                 INVESTMENT  CORPORATE
2002                       PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------     ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . . . .  $ 1,949.2   $   571.0   $    64.5   $   76.0    $  702.5     $ 3,363.2
Net investment income . .    1,310.7       575.7     1,703.9       15.1       (24.4)      3,581.0
Inter-segment revenues. .         --         1.1          --       33.5       (34.6)           --
                           ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . . . .    3,259.9     1,147.8     1,768.4      124.6       643.5       6,944.2
Net realized
 investment and other
 gains (losses) . . . . .      (66.0)      (42.5)     (313.8)       0.4       (29.5)       (451.4)
                           ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . . . .  $ 3,193.9   $ 1,105.3   $ 1,454.6   $  125.0    $  614.0     $ 6,492.8
                           =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . . . .  $   310.6   $   130.7   $   268.7   $   21.2    $   43.4     $   774.6
Net realized
 investment gains
 (losses) . . . . . . . .      (42.0)      (25.7)     (199.6)       0.4       (18.9)       (285.8)
Class action lawsuit. . .      (18.7)         --          --         --        (0.8)        (19.5)
Restructuring charges . .       (5.7)       (6.1)       (0.6)      (0.8)        2.8         (10.4)
                           ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . . . .  $   244.2   $    98.9   $    68.5   $   20.8    $   26.5     $   458.9
                           =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . . . .  $    17.9   $     8.7   $    34.5   $    0.3    $    3.4     $    64.8
Carrying value of
 investments accounted
 for under the equity
 method . . . . . . . . .      213.0       137.6       387.3       11.4       631.4       1,380.7
Amortization of
 deferred policy
 acquisition costs. . . .      171.1       140.5         2.2                   (0.4)        313.4
Interest expense. . . . .        0.5         0.5          --        6.7        44.9          52.6
Income tax expense. . . .      133.6        42.5        17.6       12.2       (97.3)        108.6
Segment assets. . . . . .   31,803.2    16,052.8    34,967.0    2,370.8     2,613.2      87,807.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                              ASSET              INVESTMENT  CORPORATE
2002                                            PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . . . .   $(88.7)     $(70.9)   $(337.1)    $ 1.6      $(29.5)      $(524.6)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . . . .     10.8        28.1         --        --          --          38.9
Less amounts credited to participating
 pension contractholder accounts . . . . . . .       --          --       23.3        --          --          23.3
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . . . .     11.9          --         --        --          --          11.9
                                                 ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements . .    (66.0)      (42.8)    (313.8)      1.6       (29.5)       (450.5)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . . . .       --         0.3         --      (1.2)         --          (0.9)
                                                 ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . . . .    (66.0)      (42.5)    (313.8)      0.4       (29.5)       (451.4)
Less income tax effect . . . . . . . . . . . .     24.0        16.8      114.2        --        10.6         165.6
                                                 ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . . . .   $(42.0)     $(25.7)   $(199.6)    $ 0.4      $(18.9)      $(285.8)
                                                 ======      ======    =======     =====      ======       =======

                                         ASSET                 INVESTMENT  CORPORATE
2001                       PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . . . .  $ 1,796.2   $   678.0   $   535.0   $   86.5    $  652.6     $ 3,748.3
Net investment income . .    1,258.5       498.5     1,834.5       28.7        26.0       3,646.2
Inter-segment revenues. .         --          --          --       28.0       (28.0)           --
                           ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . . . .    3,054.7     1,176.5     2,369.5      143.2       650.6       7,394.5
Net realized
 investment and other
 gains (losses) . . . . .      (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                           ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . . . .  $ 2,956.6   $ 1,121.7   $ 2,248.4   $  143.0    $  675.8     $ 7,145.5
                           =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . . . .  $   284.3   $   148.3   $   238.0   $   29.8    $   55.4     $   755.8
Net realized
 investment gains
 (losses) . . . . . . . .      (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
Class action lawsuit. . .         --          --          --         --       (19.5)        (19.5)
Restructuring charges . .       (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
Surplus tax . . . . . . .        9.6         0.2         2.6        0.1         0.8          13.3
Cumulative effect of
 accounting changes,
 net of tax . . . . . . .       11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                           ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . . . .  $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                           =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . . . .  $    12.9   $     7.0   $    24.8   $    6.9    $    4.8     $    56.4
Carrying value of
 investments accounted
 for under the
 equity method. . . . . .      121.5        87.7       212.0       11.2       629.7       1,062.1
Amortization of
 deferred policy
 acquisition costs. . . .      171.3        75.0         2.4         --         0.3         249.0
Interest expense. . . . .        0.9         1.9          --       12.4        43.8          59.0
Income tax expense. . . .      108.8        35.0        71.0       16.2       (30.3)        200.7
Segment assets. . . . . .   28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15 -- SEGMENT INFORMATION -- (CONTINUED)

                                                              ASSET              INVESTMENT  CORPORATE
2001                                            PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . . . .    (122.9)     (76.4)     (78.8)      3.0       25.2         (249.9)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . . . .       7.8       21.6         --        --         --           29.4
Less amounts credited to participating
 pension contractholder accounts . . . . . . .       --         --      (42.3)       --         --          (42.3)
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . . . .      17.0         --         --        --         --           17.0
                                                 -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements . .     (98.1)     (54.8)    (121.1)      3.0       25.2         (245.8)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . . . .        --         --         --      (3.2)        --           (3.2)
                                                 -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . . . .     (98.1)     (54.8)    (121.1)     (0.2)      25.2         (249.0)
Less income tax effect . . . . . . . . . . . .      35.9       20.1       44.1        --       (8.6)          91.5
                                                 -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . . . .   $ (62.2)    $(34.7)   $ (77.0)    $(0.2)     $16.6        $(157.5)
                                                 =======     ======    =======     =====      =====        =======

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                                                            INCOME BEFORE
                                                                                                             INCOME TAXES
                                                                                                            AND CUMULATIVE
                                                                                  LONG-LIVED                  EFFECT OF
LOCATION                                                                REVENUES    ASSETS     ASSETS     ACCOUNTING CHANGES
----------------------------------------------------------------------  --------  ----------  ---------  --------------------
                                                                                           (IN MILLIONS)
2003
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,898.2    $273.2    $95,849.4        $1,201.7
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      407.9       0.5         98.9            13.1
                                                                        --------    ------    ---------        --------
                                                                        $7,306.1    $273.7    $95,948.3        $1,214.8
                                                                        ========    ======    =========        ========
2002
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,214.6    $525.1    $87,719.6        $  556.8
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      278.2       0.6         87.4            10.7
                                                                        --------    ------    ---------        --------
                                                                        $6,492.8    $525.7    $87,807.0        $  567.5
                                                                        ========    ======    =========        ========
2001
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,938.9    $533.8    $81,052.9        $  761.4
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      206.6       0.6         71.8             6.0
                                                                        --------    ------    ---------        --------
                                                                        $7,145.5    $534.4    $81,124.7        $  767.4
                                                                        ========    ======    =========        ========


The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 16 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks). Quarterly a review is made of the entire fixed maturity portfolio to assess credit quality, including a review of all impairments with the Life Company's Committee of Finance, a sub-committee to the Board of Directors. At the end of each quarter our Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether other-than-temporary impairments need to be recorded. The results of this quarterly analysis are reviewed by the Life Company's Committee of Finance. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 16 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                  DECEMBER 31,
                                   -------------------------------------------
                                           2003                  2002
                                   --------------------  ---------------------
                                   CARRYING     FAIR     CARRYING      FAIR
                                     VALUE      VALUE      VALUE       VALUE
                                   ---------  ---------  ---------  ----------
                                                 (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . .   $ 1,488.7  $ 1,512.8  $ 1,727.0   $ 1,777.2
 Available-for-sale. . . . . . .    46,482.1   46,482.1   42,046.3    42,046.3
Equity securities:
 Available-for-sale. . . . . . .       333.1      333.1      349.6       349.6
 Trading securities. . . . . . .         0.6        0.6        0.7         0.7
Mortgage loans on real estate. .    10,871.1   11,791.4   10,296.5    11,220.7
Policy loans . . . . . . . . . .     2,019.2    2,019.2    2,014.2     2,014.2
Short-term investments . . . . .        31.5       31.5      137.3       137.3
Cash and cash equivalents. . . .     2,626.9    2,626.9      897.0       897.0
Derivatives:
 Futures contracts, net. . . . .          --         --        0.3         0.3
 Interest rate swap agreements .       192.7      192.7      165.4       165.4
 Interest rate swap CMT. . . . .         0.7        0.7        1.7         1.7
 Interest rate cap agreements. .        28.2       28.2       15.9        15.9
 Interest rate floor agreements.        76.0       76.0       93.2        93.2
 Currency rate swap agreements .       719.8      719.8      281.7       281.7
 Credit default swaps. . . . . .         1.9        1.9         --          --
 Equity collar agreements. . . .         2.0        2.0       12.8        12.8
LIABILITIES:
Consumer notes . . . . . . . . .     1,550.4    1,473.0      290.2       272.9
Debt . . . . . . . . . . . . . .       713.3      775.8      803.4       643.3
Guaranteed investment contracts
 and funding agreements. . . . .    17,101.4   17,110.5   17,961.3    18,022.2
Fixed rate deferred and immediate
 annuities . . . . . . . . . . .    10,336.0   10,602.9    8,466.9     8,775.9
Supplementary contracts without
 life contingencies. . . . . . .        56.6       61.6       52.8        59.1
Derivatives:
 Futures contracts, net. . . . .         0.2        0.2        0.2         0.2
 Interest rate swap agreements .       839.3      839.3    1,229.1     1,229.1
 Interest rate swaption
  agreements . . . . . . . . . .         2.6        2.6        3.2         3.2
 Currency rate swap agreements .       677.0      677.0      156.8       156.8
 Equity collar agreements. . . .          --         --         --          --
 Credit default swaps. . . . . .         0.9        0.9         --          --
 Equity swaps. . . . . . . . . .          --         --         --          --
Commitments. . . . . . . . . . .          --    2,168.0         --     1,537.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS

On January 5, 2000, the Life Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Life Company, options granted may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire the Company's common stock. In 2001, the Board adopted and the stockholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended the Long-Term Stock Incentive Plan) and the Non-Employee Directors' Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

The maximum number of shares of common stock available under the Long-Term Incentive Plan is 40,741,403. In addition, no more than 8,148,281 of these shares shall be available for stock awards. The maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. Where a director elects to have the remaining 50% of their retainer invested in shares of the Company's common stock through open market purchases the Company grants a partial matching stock award, which is forfeitable. Commencing on April 1, 2002, the matching stock award is transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. In addition, on stockholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each non-employee director received a non-qualified stock option award of 15,000 shares. Through December 31, 2002, as any new non-employee director is appointed that person will receive an initial option award of 15,000 shares and annually thereafter, at the date of the Company's annual meeting, each will receive non-qualified stock option awards for 5,000 shares. As of January 1, 2003, in lieu of stock option grants made in prior year, the Board of Directors receives an annual retainer paid in common stock transferred from the Non Employee Director Long Term Stock Incentive Plan. The stock compensation granted under the Incentive Plans contain various vesting provisions described in more detail below. All outstanding stock compensation grants made prior to September 28, 2003 vest upon the change of control with Manulife, should that transaction be approved by the shareholders and regulatory authorities. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003) vest on the potential change in control with Manulife.

                                                                                                         NUMBER OF JHFS
                                     NUMBER OF JHFS                                              SHARES REMAINING AVAILABLE FOR
                                SHARES TO BE ISSUED UPON            WEIGHTED-AVERAGE              FUTURE ISSUANCE UNDER EQUITY
                            EXERCISE OF OUTSTANDING OPTIONS,  EXERCISE PRICE OF OUTSTANDING      COMPENSATION PLANS (EXCLUDING
PLAN CATEGORY                     WARRANTS AND RIGHTS         OPTIONS, WARRANTS AND RIGHTS    JHFS SHARES REFLECTED IN COLUMN (A))
--------------------------  --------------------------------  -----------------------------  --------------------------------------
                                          (A)                              (B)                                (C)
                                     (IN THOUSANDS)                                                      (IN THOUSANDS)
Equity compensation plans
 approved by JHFS
 stockholders . . . . . .               21,566.6                         $34.59                             14,258.9
Equity compensation plans
 not approved by JHFS
 stockholders . . . . . .                     --                             --                                   --
                                        --------                         ------                             --------
Total . . . . . . . . . .               21,566.6                         $34.59                             14,258.9
                                        ========                         ======                             ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 1.0 million options to the Company's employees during the year ended December 31, 2003. Options outstanding under the Long-Term Incentive Plan were granted at a price equal to the market value of the JHFS stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long-Term Stock Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest immediately, and expire five years after grant date. There were no options granted under the Non Employee Director Long Term Stock Incentive Plan in 2003.

The status of stock options under the Incentive Plans are summarized below as of December 31:

                          NUMBER OF     WEIGHTED-AVERAGE      JHFS SHARES       WEIGHTED-AVERAGE
                         JHFS SHARES        EXERCISE          SUBJECT TO            EXERCISE
                        (IN THOUSANDS)       PRICE        EXERCISABLE OPTIONS   PRICE PER SHARE
                        --------------  ----------------  -------------------  ------------------
Outstanding at
 December 31, 2000. .       3,806.4          $14.07
 Granted. . . . . . .      10,819.9           35.96
 Exercised. . . . . .         726.5           14.05
 Canceled . . . . . .         969.6           29.61
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2001. .      12,930.2          $31.21             2,270.5              $26.03
 Granted. . . . . . .      10,571.6           36.94
 Exercised. . . . . .         848.7           14.74
 Canceled . . . . . .         340.3           35.38
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2002. .      22,312.8          $34.39             8,911.2              $30.48
 Granted. . . . . . .       1,012.1           27.78
 Exercised. . . . . .         881.6           20.52
 Canceled . . . . . .         876.7           36.00
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2003. .      21,566.6          $34.59            16,312.3              $34.29


Through December 31, 2002, the Company accounted for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's income would have been reduced to the pro forma amounts indicated below. Stock option awards granted after December 31, 2002 will be accounted for using the fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation.

The estimated weighted-average fair value per option using the Black-Scholes option valuation model was $5.79, $7.70 and $9.35, respectively, for the years ending December 31, 2003, 2002 and 2001, using the following assumptions:

                                          2003             2002              2001
                                     ---------------  ---------------  ---------------
Expected term. . . . . . . . . . . .    3 years           3 years        3-5 years
Risk free rate/(1)/  . . . . . . . .    2.51%             2.51%         4.6% - 6.0%
Dividend yield . . . . . . . . . . .    1.05%             1.05%             1.0%
Expected volatility. . . . . . . . .    28.8%             28.8%            32.0%

(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                   YEARS ENDED DECEMBER 31,
                                                 --------------------------
                                                   2003      2002       2001
                                                 --------  --------  ----------
                                                        (IN MILLIONS)
Net income, as reported. . . . . . . . . . . .    $590.5    $458.9     $573.9
Add: Stock-based employee compensation expense
 included in reported net income, net of related
 tax effects. . . . . . . . . . . . . . . . . .     14.4       3.5        1.0
Deduct: Total stock-based employee compensation
 expense determined under fair value
 method for all awards, net of related tax
 effects (unaudited) . . . . . . . . . . . . .      39.5      57.6       34.3
                                                  ------    ------     ------
Pro forma net income (unaudited) . . . . . . .    $565.4    $404.8     $540.6
                                                  ======    ======     ======


The following table summarizes information about stock options outstanding at December 31, 2003:

                                                                                          NUMBER OF
                                 NUMBER OF OPTIONS  WEIGHTED-AVERAGE                     EXERCISABLE     WEIGHTED-AVERAGE
                                  OUTSTANDING AT       REMAINING      WEIGHTED-AVERAGE     OPTIONS        EXERCISE PRICE
                                      12/31/0       CONTRACTUAL LIFE      EXERCISE       AT 12/31/03      OF EXERCISABLE
RANGE OF EXERCISE PRICE           (IN THOUSANDS)        (YEARS)            PRICE        (IN THOUSANDS)       OPTIONS
-------------------------------  -----------------  ----------------  ----------------  --------------  ------------------
$12.49 - $16.65                       1,415.0             1.2              $13.94           1,415.0           $13.94
$20.81 - $24.97                          31.8             1.6               23.58              31.8            23.58
$24.97 - $29.13                       3,168.9             4.0               28.60           1,076.4            28.94
$29.13 - $33.30                       1,133.2             3.8               30.44           1,008.2            30.52
$33.30 - $37.46                       8,631.1             2.2               35.51           8,522.3            35.53
$37.46 - $41.62                       7,186.6             2.9               40.99           4,258.6            40.78
                                 -----------------  ----------------  ----------------  --------------  ----------------
                                     21,566.6             2.7              $34.59          16,312.3           $34.29
                                 =================  ================  ================  ==============  ================

Under the Signator Stock Option Program, pursuant to the Long-Term Stock Incentive Plan, which was implemented in 2001, the Company granted 382,983 stock options during February 2003 at a grant price of $26.89 per share. The Company granted 270,270 stock options during February 2002 at a grant price of $37.57 per share and 20,000 stock options at a grant price of $40.50 per share during March 2002. During February 2001, the Company granted 343,739 stock options at a grant price of $35.53 per share. All stock option awards under the Signator Stock Option Program were granted to non-employee general agents at a price equal to the market value of the stock on the date of grant. The stock options vest over a two-year period, subject to continued participation in the John Hancock sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for Signator Stock Option Program grants over a 24-month period commencing on grant date at a fair value of $5.60, $7.83, $8.44 and $9.24 per option determined by the Black-Scholes Option valuation model for the February 2003, February 2002, March 2002 and February 2001 grants, respectively. In accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services." The expense related to option grants under the Signator Stock Option Program is adjusted to a current fair value at each reporting period. Total amortization expense recognized for the year ended December 31, 2003, 2002 and 2001 was $2.0 million, $1.4 million and $1.3 million, respectively. The total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.1 million, the total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.3 million and from January 1, 2001 through December 31, 2001, is $3.1 million. During 2003, 2002 and 2001, 94,555, 67,457 and 4,737 stock options were forfeited with a total grant date price of $3.3 million, $0.5 million and $0.01 million, respectively. The outstanding option balance for the 2003, 2002 and 2001 grants under the Signator Stock Options Grant Program are 367,764, 238,002, and 177,224, respectively, at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

In 2003, the Company anticipates a $7.2 million tax deduction on its tax return for employee stock option compensation. The Company plans to file its 2003 tax return by September 15, 2004. In 2002 and 2001, the Company deducted $12.3 million and $12.4 million, respectively, on its tax return for employee stock option compensation.

STOCK GRANTS TO NON-EXECUTIVES

During February and March 2001, JHFS granted 265,391 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2003, 2002 and 2001, 1,939, 3,520, and 16,414 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.1 million, $0.1 million, and $0.6 million, respectively. During 2003, 163,642 shares were vested. The outstanding share balance in the 2001 plan is 79,876 at December 31, 2003.

During February 2002, JHFS granted 153,900 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002 is $5.9 million. During 2003 and 2002, 1,487 and, 66 shares of non-vested stock were forfeited with a total grant-date price of $0.1 million and $0.01 million, respectively. During 2003, 51,307 shares were vested. The outstanding share balance in the 2002 plan is 101,040 at December 31, 2003.

During February 2003, the Company granted 23,076 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and, at the time of the grant, vested at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.6 million. During 2003, 1,412 shares of non-vested stock were forfeited with a total-grant date price of $0.03 million. The outstanding share balance in the 2003 plan is 21,664 at December 31, 2003.

On February 24, 2003, the Company received 149,100 shares at a weighted average price of $27.88 per share as consideration for the payment of payroll taxes on the vesting of the non-vested stock grant to key personnel. On this date, the vesting characteristics of the non-executive stock grants changed from three year cliff vesting to ratable vesting over three years, one-third per year.

STOCK GRANTS TO EXECUTIVES

During 2001, the Company granted 72,749 shares of non-vested stock to executive officers at a weighted-average grant price per share of $35.72. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003, 2002 and 2001, was $0.4, $0.4 and $0.3 million, respectively. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date price of $0.5 million. There were no forfeitures in 2003 or 2002. The total outstanding share balance of these grants is 58,749 at December 31, 2003.

During January 2002, the Company granted 550,000 shares of non-vested stock to the Company's policy committee at a weighted-average grant price per share of $41.62. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the periods ending December 31, 2003 and December 31, 2002 was $4.6 million and $4.6 million. The total grant-date price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $22.9 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 550,000 at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

During February 2002, the Company granted 87,401 shares of non-vested stock to executive officers at a weighted-average grant price per share of $38.22. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $3.3 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 87,401 at December 31, 2003.

During January 2003, the Company granted 1,150,000 shares of non-vested stock to the Company's policy committee at a weighted average grant price per share of $28.65. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 is $12.2 million. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $32.9 million. During 2003, 245,646 shares of the January 2003 grant were vested and exchanged to payoff loans under the Stock Ownership and Loan Program and related income tax. The outstanding share balance of this grant is 904,354 at December 31, 2003.

During February 2003, the Company granted 27,305 total shares of non-vested stock to the Company's policy committee. The program was funded with cash and the shares were purchased from the Company at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.8 million. There were no forfeitures of this grant during 2003. The outstanding share balance in the 2003 plan is 27,305 at December 31, 2003.

During February 2003, the Company's executives purchased 68,382 shares from the Company at a weighted average price of $27.53. This purchase was not made pursuant to the Long Term Stock Incentive Plan and was not charged to the remaining equity available under the plan. The transaction was executed at market price to facilitate executives reaching required ownership levels.

STOCK GRANTS TO BOARD MEMBERS

During 2003 and 2002, the Company issued 11,158 and 7,504 shares to Non-Employee Directors as payment of 25% and 50% of their quarterly retainer, respectively. These shares are not forfeitable and vest immediately. The total grant-date exercise price of this stock issued to non-employee directors from January 1, 2003 through December 31, 2003 is $0.3 million, from January 1, 2002 through December 31, 2002 is $0.3 million and from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest the second half of their quarterly retainer in the Company's common stock in lieu of receiving cash. As of July 1, 2003 the Company will match any investment at a rate of 25%. Prior to July 1, 2003 the Company matched investments at a rate of 50%. The restricted stock given as matching shares is forfeitable and vests over three years. For the period from July 1, 2001 through March 31, 2002, the restricted stock given as matching shares was purchased on the open market. As of April 1, 2002, the restricted stock given as matching shares is granted from the Non-Employee Long Term Stock Incentive Plan. At December 31, 2003 and 2002, 506 and 484 shares were matched under the program at a weighted-average grant price per share of $29.53 and $36.22, respectively. Of 484 shares matched in 2002, 120 were purchased on the open market and 364 were transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. Total expense recognized for the period ending December 31, 2003 and 2002 was $0.03 million and $0.04 million, respectively.

During May 2003, the Company issued 21,696 shares to the Board of Directors as payment of their annual retainer. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 was $0.1 million. There were no forfeitures through December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS -- (CONTINUED)

STOCK COMPENSATION ACTIVITY SUBSEQUENT TO YEAR END

During February 2004, the Compensation Committee of the Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 312,500 shares of non-vested stock was granted, with a total grant date price of $12.9 million. A total of 3.2 million options were granted, with a grant date fair value of $8.59 per option as determined by the Black-Scholes option valuation model. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003, vest on the potential change in control with Manulife. Accordingly, these stock compensation grants will not vest as part of any change in control with Manulife.

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS

The Company recognizes purchased intangible assets which result from business combinations; goodwill, the value of business acquired (VOBA), and mutual fund investment management contracts acquired (management contracts). The excess of the cost over the fair value of identifiable assets acquired in business combinations is recorded as goodwill. The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The management contract assets relate to the Company's mutual fund subsidiary, John Hancock Funds (JH Funds) which purchased mutual fund investment contracts as part of its plan to grow its mutual fund management business. These contracts are identifiable intangible assets which are deemed to be indefinitely renewable by the Company, and are therefore indefinite lived intangible assets in accordance with SFAS No. 142. These management contracts are recorded at cost.

The following tables set forth certain summarized financial information relating to the Company's purchased intangible assets as of the dates and periods indicated.

                                                                                            ACCUMULATED
                                                                         GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                            AMOUNT       AND OTHER CHANGES      AMOUNT
                                                                        ---------------  -----------------  ---------------
                                                                                          (IN MILLIONS)
DECEMBER 31, 2003
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         13.3              (7.0)              6.3
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        205.9             (37.4)            168.5
DECEMBER 31, 2002
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         12.2              (7.0)              5.2
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        201.7             (24.5)            177.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                 2003        2002         2001
                                                              ----------  ----------  ---------
                                                                        (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
Goodwill amortization, net of tax of $ - million, $ -
 million and $3.6 million, respectively . . . . . . . . . .      $ --        $ --         $7.7
Management contract amortization, net of tax of $ - million,
 $ - million and $0.3 million, respectively . . . . . . . .        --          --          0.7
VOBA amortization, net of tax of $3.5 million, $1.1 million
 and $0.8 million, respectively . . . . . . . . . . . . . .      $6.6        $2.0          1.5
                                                                 ----        ----         ----
Aggregate amortization expense, net of tax of $3.5 million,
$1.1 million,  $4.7 million, respectively . . . . . . . . .      $6.6        $2.0         $9.9
                                                                 ====        ====         ====

                                                                                    TAX EFFECT     NET EXPENSE
                                                                                  --------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,         (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $4.1            7.6
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4.0            7.3
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3.8            7.0
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3.5            6.6
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3.3            6.1

The changes in the carrying value of goodwill, presented for each business segment, for the periods indicated, are as follows:

                                                                 ASSET           INVESTMENT  CORPORATE
                                                   PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                   ----------  ---------  -----  ----------  ---------  --------------
                                                                             (IN MILLIONS)
Goodwill balance at January 1, 2003. . . . . . .     $66.1       $42.1              $0.4                    $108.6
Changes to goodwill during 2003:
 Amortization. . . . . . . . . . . . . . . . . .        --          --      --        --         --             --
 Goodwill acquired . . . . . . . . . . . . . . .        --          --      --        --         --             --
 Other adjustments . . . . . . . . . . . . . . .        --          --      --        --         --             --
                                                     -----       -----    -----     ----       ====         ------
Goodwill balance at December 31, 2003. . . . . .     $66.1       $42.1      --      $0.4         --         $108.6
                                                     =====       =====    =====     ====       ====         ======

                          ASSET       ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
Goodwill balance at
 January 1, 2002 . . .    $73.5       $42.1      --      $0.4                   $116.0
Changes to goodwill
 during 2002:
 Amortization. . . . .       --          --      --        --         --            --
 Goodwill acquired . .       --          --      --        --         --            --
 Other
  adjustments/(1)/ . .     (7.4)         --      --        --         --          (7.4)
                          -----       -----    ----      ----       ----        ------
Goodwill balance at
 December 31, 2002 . .    $66.1       $42.1      --      $0.4         --        $108.6
                          =====       =====    ====      ====       ====        ======

(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment of $(7.3) million to the goodwill related to the Company's 1999 acquisition of Fortis' long-term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET           INVESTMENT  CORPORATE
                                          PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                          ----------  ---------  -----  ----------  ---------  --------------
                                                                    (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .    $177.2                  --                             $177.2
Amortization and other changes during
 2003:
 Amortization . . . . . . . . . . . . .     (10.1)        --       --       --          --         (10.1)
 VOBA acquired. . . . . . . . . . . . .        --         --       --       --          --            --
 Adjustment to unrealized gains on
  securities
  available-for-sale. . . . . . . . . .      (2.8)        --       --       --          --          (2.8)
Other adjustments/(1)/. . . . . . . . .       4.2         --       --       --          --           4.2
                                           ------       ----     ----     ----        ----        ------
VOBA balance at December 31, 2003 . . .    $168.5         --       --       --          --        $168.5
                                           ======       ====     ====     ====        ====        ======

(1) An adjustment of $4.2 million was made to previously recorded VOBA relating to Allmerica Financial Corporation, to reflect refinements in methods and assumptions implemented upon finalization of transition.


                                          ASSET           INVESTMENT  CORPORATE
                            PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                            ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
VOBA balance at
 January 1, 2002. . . . .   $ 76.2         --       --                             $ 76.2
Amortization and other
 changes during 2002:
    Amortization. . . . .     (3.1)        --       --       --          --          (3.1)
    VOBA acquired/(1)/. .    104.3         --       --       --          --         104.3
Adjustment to
 unrealized gains on
 securities
 available-for-sale . . .     (0.2)        --       --       --          --          (0.2)
                            ------       ----     ----     ----        ----        ------
VOBA balance at
 December 31, 2002. . . .   $177.2         --       --       --          --        $177.2
                            ======       ====     ====     ====        ====        ======

(1) VOBA related to the Company's acquisition of Allmerica Financial
    Corporation.

The changes in the carrying value of management contracts, presented for each business segment, for the periods indicated, are as follows:

                                                                          ASSET           INVESTMENT  CORPORATE
                                                            PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                            ----------  ---------  -----  ----------  ---------  --------------
                                                                                      (IN MILLIONS)
Management contacts balance at January 1, 2003. . . . . .       --        $5.2       --       --                      $5.2
Amortization and other changes during 2003:
 Amortization . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --            --
Management contracts acquired/(1)/. . . . . . . . . . . .       --         1.1       --       --          --           1.1
                                                              ----        ----     ----     ----        ----          ----
Management contracts balance at December 31, 2003 . . . .       --        $6.3       --       --          --          $6.3
                                                              ====        ====     ====     ====        ====          ====

(1) This increase results from JH Fund's purchases of the management contracts for the US Global Leaders Fund, Classic Value Fund, and the Large Cap Select Fund in 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS -- (CONTINUED)

                                                                            ASSET           INVESTMENT  CORPORATE
                                                              PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                              ----------  ---------  -----  ----------  ---------  --------------
                                                                                        (IN MILLIONS)
Management contracts balance at January 1, 2002 . . . . . .       --        $2.0                                        $2.0
Amortization and other changes during 2002:
 Amortization . . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --
Management contracts acquired/(1)/  . . . . . . . . . . . .       --         3.2       --       --          --           3.2
                                                                ----        ----     ----     ----        ----          ----
Management contracts balance at December 31, 2002 . . . . .       --        $5.2       --       --          --          $5.2
                                                                ====        ====     ====     ====        ====          ====

(1) This increase results from JH Fund's purchases of the management contracts for the U.S. Global Leaders Growth Funds and the Classic Value Fund in 2002.

The net income of the Company, if the Company had not amortized goodwill and management contracts prior to the adoption of SFAS No. 142, would have been as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                              -------------------------
                                                                               2003     2002      2001
                                                                              -------  -------  ---------
                                                                                    (IN MILLIONS)
Net income:
As reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Goodwill amortization, net of tax . . . . . . . . . . . . . . . . . . . . .       --       --       7.7
Management contract amortization, net of tax. . . . . . . . . . . . . . . .       --       --       0.7
                                                                              ------   ------    ------
Proforma (unaudited). . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $582.3
                                                                              ======   ======    ======

NOTE 19 -- QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of unaudited quarterly results of operations for 2003 and 2002:

                                                              2003                                       2002
                                            ---------------------------------------   -------------------------------------------
                                             MARCH      JUNE    SEPTEMBER  DECEMBER    MARCH       JUNE      SEPTEMBER    DECEMBER
                                            --------  --------  ---------  ---------  ---------  ---------  ----------  -----------
                                                                                (IN MILLIONS)
Premiums and other considerations/(1)/      $  818.6  $  815.2  $  821.6   $  993.1   $  810.1   $  838.3   $  822.4     $  891.5
Net investment income . . . . . . . . . .      933.1     942.3     931.5      992.5      887.7      888.8      878.4        926.1
Net realized investment and other losses,
 net of related amortization of deferred
 policy acquisition costs, amounts
 credited to participating pension
 contractholders, and the policyholder
 dividend obligation. . . . . . . . . . .      105.4      78.3     (62.7)     (62.8)     (86.1)    (125.4)     (37.8)      (201.2)
                                            --------  --------  --------   --------   --------   --------   --------     --------
Total revenues. . . . . . . . . . . . . .    1,857.1   1,835.8   1,690.4    1,922.8    1,611.7    1,601.7    1,663.0      1,616.4
Benefits and expenses/(1)/  . . . . . . .    1,470.3   1,469.5   1,493.1    1,658.4    1,431.4    1,475.8    1,494.6      1,523.5
                                            --------  --------  --------   --------   --------   --------   --------     --------
Income before income taxes and cumulative
 effect of accounting change. . . . . . .      386.8     366.3     197.3      264.4      180.3      125.9      168.4         92.9
                                            --------  --------  --------   --------   --------   --------   --------     --------
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .         --        --        --     (279.0)        --         --         --           --
Net income. . . . . . . . . . . . . . . .   $  271.0  $  257.7  $  157.7   $  (95.9)  $  131.8   $  101.6   $  133.3     $   92.2
                                            ========  ========  ========   ========   ========   ========   ========     ========

(1) Prior year balances have been restated to reflect the reclassification of JHSS expense reimbursement from other operating costs and expenses to investment management revenues, commissions, and other fees. Reclassification was $6.5 million for the three months ended March 31, 2002, $3.4 million for the three months ended June 30, 2002, $4.5 million for the three months ended September 30, 2002, and $8.6 million for the three months ended December 31, 2002.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Policyholders of
John Hancock Variable Life Account UV of
 John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account UV (the Account) (comprising of, respectively, the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small/ Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, AIM V.I. Premier Equities Series, AIM V.I. Capital Development Series II, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Research Series IC, MFS Investors Growth Stock, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account UV at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003


                                                                 EMERGING
                         LARGE CAP   FUNDAMENTAL     ACTIVE      MARKETS     FINANCIAL
                          GROWTH       GROWTH         BOND        EQUITY     INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  -----------  ------------  ----------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $47,127,884   $170,489    $107,468,080  $1,949,401    $42,396
 Outside Trust, at
  value . . . . . . .            --         --              --          --         --
Policy loans and
 accrued interest . .     2,599,732         --      12,311,275          --         --
                        -----------   --------    ------------  ----------    -------
Total Assets. . . . .   $49,727,616   $170,489    $119,779,355  $1,949,401    $42,396
                        ===========   ========    ============  ==========    =======
NET ASSETS:
Contracts in
 accumulation . . . .   $49,727,616   $170,489    $119,779,355  $1,949,401    $42,396
                        -----------   --------    ------------  ----------    -------
Total net assets. . .   $49,727,616   $170,489    $119,779,355  $1,949,401    $42,396
                        ===========   ========    ============  ==========    =======
Units outstanding . .       854,386     18,853       1,929,888     184,502      3,242
                        ===========   ========    ============  ==========    =======
Unit value (in
 accumulation). . . .   $     58.20   $   9.04    $      62.07  $    10.57    $ 13.08
                        ===========   ========    ============  ==========    =======


                        INTERNATIONAL  SMALL CAP     HEALTH     OVERSEAS     EARNINGS
                        EQUITY INDEX     GROWTH     SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  ----------  ----------  ----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $6,558,994    $5,441,274   $57,547    $6,748,436   $26,680,930
 Outside Trust, at
  value . . . . . . .            --            --        --            --            --
Policy loans and
 accrued interest . .       411,556            --        --            --            --
                         ----------    ----------   -------    ----------   -----------
Total Assets. . . . .    $6,970,550    $5,441,274   $57,547    $6,748,436   $26,680,930
                         ==========    ==========   =======    ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $6,970,550    $5,441,274   $57,547    $6,748,436   $26,680,930
                         ----------    ----------   -------    ----------   -----------
Total net assets. . .    $6,970,550    $5,441,274   $57,547    $6,748,436   $26,680,930
                         ==========    ==========   =======    ==========   ===========
Units outstanding . .       238,774       415,637     5,570       465,630     2,243,527
                         ==========    ==========   =======    ==========   ===========
Unit value (in
 accumulation). . . .    $    29.19    $    13.09   $ 10.33    $    14.49   $     11.89
                         ==========    ==========   =======    ==========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                         MID CAP     LARGE CAP   LARGE CAP   FUNDAMENTAL      MONEY
                          VALUE        VALUE     VALUE CORE     VALUE        MARKET
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  -----------  ----------  -----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $31,579    $28,015,321   $185,208   $4,635,715    $19,949,947
 Outside Trust, at
  value . . . . . . .         --             --         --           --             --
Policy loans and
 accrued interest . .         --             --         --           --      2,147,915
                         -------    -----------   --------   ----------    -----------
Total Assets. . . . .    $31,579    $28,015,321   $185,208   $4,635,715    $22,097,862
                         =======    ===========   ========   ==========    ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $31,579    $28,015,321   $185,208   $4,635,715    $22,097,862
                         -------    -----------   --------   ----------    -----------
Total net assets. . .    $31,579    $28,015,321   $185,208   $4,635,715    $22,097,862
                         =======    ===========   ========   ==========    ===========
Units outstanding . .      2,310      1,424,411     16,947      321,079        696,107
                         =======    ===========   ========   ==========    ===========
Unit value (in
 accumulation). . . .    $ 13.67    $     19.67   $  10.93   $    14.44    $     31.74
                         =======    ===========   ========   ==========    ===========

                         SMALL/MID      BOND     LARGE CAP   SMALL/MID    SMALL CAP
                        CAP GROWTH     INDEX      GROWTH B    CAP CORE      VALUE
                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -----------  ----------  ----------  ----------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
 Outside Trust, at
  value . . . . . . .            --          --         --           --          --
Policy loans and
 accrued interest . .            --          --         --           --          --
                        -----------  ----------   --------   ----------    --------
Total Assets. . . . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
                        ===========  ==========   ========   ==========    ========
NET ASSETS:
Contracts in
 accumulation . . . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
                        -----------  ----------   --------   ----------    --------
Total net assets. . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
                        ===========  ==========   ========   ==========    ========
Units outstanding . .       461,444     462,932     14,666       94,272      40,556
                        ===========  ==========   ========   ==========    ========
Unit value (in
 accumulation). . . .   $     25.00  $    14.24   $   7.51   $    13.65    $  15.78
                        ===========  ==========   ========   ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                        REAL ESTATE    GROWTH &                 TOTAL RETURN   SHORT-TERM
                          EQUITY        INCOME       MANAGED        BOND          BOND
                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        -----------  ------------  -----------  ------------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $9,418,079   $193,775,096  $84,765,762    $13,970      $6,813,008
 Outside Trust, at
  value . . . . . . .           --             --           --         --              --
Policy loans and
 accrued interest . .      550,846     30,948,546   13,532,459         --              --
                        ----------   ------------  -----------    -------      ----------
Total Assets. . . . .   $9,968,925   $224,723,642  $98,298,221    $13,970      $6,813,008
                        ==========   ============  ===========    =======      ==========
NET ASSETS:
Contracts in
 accumulation . . . .   $9,968,925   $224,723,642  $98,298,221    $13,970      $6,813,008
                        ----------   ------------  -----------    -------      ----------
Total net assets. . .   $9,968,925   $224,723,642  $98,298,221    $13,970      $6,813,008
                        ==========   ============  ===========    =======      ==========
Units outstanding . .      173,979      2,011,420    1,041,250      1,370         407,085
                        ==========   ============  ===========    =======      ==========
Unit value (in
 accumulation). . . .   $    57.30   $     111.72  $     94.40    $ 10.20      $    16.74
                        ==========   ============  ===========    =======      ==========

                           SMALL CAP     INTERNATIONAL    EQUITY     HIGH YIELD     GLOBAL
                        EMERGING GROWTH  OPPORTUNITIES     INDEX        BOND         BOND
                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        ---------------  -------------  -----------  ----------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
 Outside Trust, at
  value . . . . . . .             --               --            --          --           --
Policy loans and
 accrued interest . .             --               --            --          --           --
                          ----------      -----------   -----------  ----------   ----------
Total Assets. . . . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
                          ==========      ===========   ===========  ==========   ==========
NET ASSETS:
Contracts in
 accumulation . . . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
                          ----------      -----------   -----------  ----------   ----------
Total net assets. . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
                          ==========      ===========   ===========  ==========   ==========
Units outstanding . .        279,893        1,876,931     3,779,550     112,273      109,818
                          ==========      ===========   ===========  ==========   ==========
Unit value (in
 accumulation). . . .     $    11.25      $     11.56   $     17.98  $    10.04   $    18.05
                          ==========      ===========   ===========  ==========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                                                                  AIM V.I.     AIM V.I.
                                       BRANDES       FRONTIER     PREMIER       CAPITAL
                          TURNER    INTERNATIONAL    CAPITAL      EQUITIES    DEVELOPMENT
                          GROWTH       EQUITY      APPRECIATION    SERIES      SERIES II
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        ----------  -------------  ------------  ----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $     --    $       --     $       --    $    --       $   --
 Outside Trust, at
  value . . . . . . .     342,712     2,824,153      1,977,239     87,250          263
Policy loans and
 accrued interest . .          --            --             --         --           --
                         --------    ----------     ----------    -------       ------
Total Assets. . . . .    $342,712    $2,824,153     $1,977,239    $87,250       $  263
                         ========    ==========     ==========    =======       ======
NET ASSETS:
Contracts in
 accumulation . . . .    $342,712    $2,824,153     $1,977,239    $87,250       $  263
                         --------    ----------     ----------    -------       ------
Total net assets. . .    $342,712    $2,824,153     $1,977,239    $87,250       $  263
                         ========    ==========     ==========    =======       ======
Units outstanding . .      20,575       146,216         77,193      7,316           26
                         ========    ==========     ==========    =======       ======
Unit value (in
 accumulation). . . .    $  16.66    $    19.31     $    25.61    $ 11.93       $10.12
                         ========    ==========     ==========    =======       ======

                                                                            JANUS ASPEN   JANUS ASPEN
                          FIDELITY VIP  FIDELITY VIP II  FIDELITY VIP II      GLOBAL       WORLDWIDE
                             GROWTH       CONTRAFUND        OVERSEAS        TECHNOLOGY      GROWTH
                           SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                          ------------  ---------------  ---------------    -----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .     $     --       $     --          $    --          $    --       $    --
 Outside Trust, at
  value . . . . . . .      339,520        447,280           77,791           21,584        69,421
Policy loans and
 accrued interest . .           --             --               --               --            --
                          --------       --------          -------          -------       -------
Total Assets. . . . .     $339,520       $447,280          $77,791          $21,584       $69,421
                          ========       ========          =======          =======       =======
NET ASSETS:
Contracts in
 accumulation . . . .     $339,520       $447,280          $77,791          $21,584       $69,421
                          --------       --------          -------          -------       -------
Total net assets. . .     $339,520       $447,280          $77,791          $21,584       $69,421
                          ========       ========          =======          =======       =======
Units outstanding . .       35,907         36,221            4,725            5,876        11,811
                          ========       ========          =======          =======       =======
Unit value (in
 accumulation). . . .     $   9.46       $  12.35          $ 16.46          $  3.67       $  5.88
                          ========       ========          =======          =======       =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                          MFS NEW       MFS
                         DISCOVERY    RESEARCH      MFS INVESTORS         CSI
                           SERIES    SERIES IC   GROWTH STOCK SERIES     EQUITY
                         SUBACCOUNT  SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                         ----------  ----------  -------------------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $    --     $    --          $    --          $     --
 Outside Trust, at
  value . . . . . . .     63,547      13,960           52,492           999,171
Policy loans and
 accrued interest . .         --          --               --                --
                         -------     -------          -------          --------
Total Assets. . . . .    $63,547     $13,960          $52,492          $999,171
                         =======     =======          =======          ========
NET ASSETS:
Contracts in
 accumulation . . . .    $63,547     $13,960          $52,492          $999,171
                         -------     -------          -------          --------
Total net assets. . .    $63,547     $13,960          $52,492          $999,171
                         =======     =======          =======          ========
Units outstanding . .      6,700         936            5,969            80,357
                         =======     =======          =======          ========
Unit value (in
 accumulation). . . .    $  9.48     $ 14.91          $  8.79          $  12.43
                         =======     =======          =======          ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV


                            STATEMENT OF OPERATIONS


                               DECEMBER 31, 2003

                                                                 EMERGING
                             LARGE CAP    FUNDAMENTAL    ACTIVE      MARKETS     FINANCIAL
                              GROWTH        GROWTH        BOND        EQUITY     INDUSTRIES
                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  -----------  ----------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio. .   $   201,532    $    --     $4,669,882    $ 23,062      $  419
 Interest on policy
  loans . . . . . . . . .       198,856         --        913,250          --          --
                            -----------    -------     ----------    --------      ------
Total Investment
  Income. . . . . . . . .       400,388         --      5,583,132      23,062         419
Expenses:
 Mortality &
  expense risk. . . . . .       240,198         17        570,754       7,415           3
                            -----------    -------     ----------    --------      ------
Net investment income
 (loss) . . . . . . . . .       160,190        (17)     5,012,378      15,647         416
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .    (2,910,846)       251        411,122      40,255         157
 Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . . . .        59,942     14,260      2,539,635      69,789          76
                            -----------    -------     ----------    --------      ------
Realized gains
 (losses) . . . . . . . .    (2,850,904)    14,511      2,950,757     110,044         233
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .    11,729,541     22,068       (685,696)    502,550       5,520
                            -----------    -------     ----------    --------      ------
Net increase in net
 assets resulting from
 operations . . . . . . .   $ 9,038,827    $36,562     $7,277,439    $628,241      $6,169
                            ===========    =======     ==========    ========      ======

                             INTERNATIONAL   SMALL CAP     HEALTH     OVERSEAS     EARNINGS
                             EQUITY INDEX     GROWTH      SCIENCES     EQUITY       GROWTH
                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             -------------  -----------  ----------  ----------  -----------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio. .    $  131,672    $       --    $   119    $  222,622   $    14,676
 Interest on policy
  loans . . . . . . . . .        29,433            --         --            --            --
                             ----------    ----------    -------    ----------   -----------
Total Investment
  Income. . . . . . . . .       161,105            --        119       222,622        14,676
Expenses:
 Mortality &
  expense risk. . . . . .        31,005        26,175         30        26,841       121,048
                             ----------    ----------    -------    ----------   -----------
Net investment income
 (loss) . . . . . . . . .       130,100       (26,175)        89       195,781      (106,372)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .      (330,270)     (813,145)     1,407         7,191    (3,342,781)
 Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . . . .        40,468        73,075      1,206       128,161       380,512
                             ----------    ----------    -------    ----------   -----------
Realized gains
 (losses) . . . . . . . .      (289,802)     (740,070)     2,613       135,352    (2,962,269)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .     2,068,973     1,902,037      7,752     1,280,246     7,739,528
                             ----------    ----------    -------    ----------   -----------
Net increase in net
 assets resulting from
 operations . . . . . . .    $1,909,271    $1,135,792    $10,454    $1,611,379   $ 4,670,887
                             ==========    ==========    =======    ==========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                            MID CAP VALUE
                             SUBACCOUNT                   LARGE CAP
                             PERIOD FROM      LARGE CAP     VALUE     FUNDAMENTAL     MONEY
                          MAY 1, 2003(*) TO     VALUE        CORE        VALUE        MARKET
                            DEC. 31, 2003    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          -----------------  ----------   ----------  -----------   ----------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio. .      $   74        $  488,981    $ 1,913    $   57,603    $210,103
 Interest on policy
  loans . . . . . . . . .          --                --         --            --     156,907
                               ------        ----------    -------    ----------    --------
Total Investment
  Income. . . . . . . . .          74           488,981      1,913        57,603     367,010
Expenses:
 Mortality &
  expense risk. . . . . .           3           149,565         --        20,331     129,281
                               ------        ----------    -------    ----------    --------
Net investment income . .          71           339,416      1,913        37,272     237,729
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .        1,247          (286,221)      (380)      (98,973)        (5)
 Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . . . .        1,015           354,941      6,118         4,447         --
                                ------        ----------    -------    ----------   --------
Realized gains
 (losses) . . . . . . . .        2,262            68,720      5,738       (94,526)        (5)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .       3,544         5,607,134     30,893     1,092,782          --
                               ------        ----------    -------    ----------    --------
Net increase in net
 assets resulting from
 operations . . . . . . .      $5,877        $6,015,270    $38,544    $1,035,528    $237,724
                               ======        ==========    =======    ==========    ========

                          SMALL/MID CAP     BOND     LARGE CAP   SMALL/MID CAP   SMALL CAP
                             GROWTH        INDEX      GROWTH B       CORE          VALUE
                           SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                          -------------  ----------  ----------  -------------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio. .    $       --    $ 291,484    $    --      $  4,521       $  2,967
 Interest on policy
  loans . . . . . . . . .            --           --         --            --             --
                             ----------    ---------    -------      --------       --------
Total Investment
  Income. . . . . . . . .            --      291,484         --         4,521          2,967
Expenses:
 Mortality &
  expense risk. . . . . .        50,819       22,013          7         5,361          1,109
                             ----------    ---------    -------      --------       --------
Net investment income
 (loss) . . . . . . . . .       (50,819)     269,471         (7)         (840)         1,858
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .      (178,386)     263,484        971         5,798            569
 Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . . . .       702,369       28,972     14,573       109,968         22,751
                             ----------    ---------    -------      --------       --------
Realized gains. . . . . .       523,983      292,456     15,544       115,766         23,320
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .     2,950,391     (266,726)     7,873       268,457        114,972
                             ----------    ---------    -------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . . . .    $3,423,555    $ 295,201    $23,410      $383,383       $140,150
                             ==========    =========    =======      ========       ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                                                                   TOTAL RETURN
                                                                       BOND
                                                                    SUBACCOUNT
                        REAL ESTATE   GROWTH &                     PERIOD FROM      SHORT-TERM
                          EQUITY       INCOME        MANAGED      MAY 1, 2003(*)       BOND
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    TO DEC. 31, 2003   SUBACCOUNT
                        -----------  ------------  ------------  ----------------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio. . $  372,554   $ 1,685,655   $ 2,629,595         $ 93         $158,220
 Interest on policy
  loans . . . . . . . . .     38,180     2,200,399     1,025,452           --               --
                          ----------   -----------   -----------         ----         --------
Total Investment
  Income. . . . . . . . .    410,734     3,886,054     3,655,047           93          158,220
Expenses:
 Mortality &
  expense risk. . . . . .     46,467       910,305       548,117           --           10,433
                          ----------   -----------   -----------         ----         --------
Net investment income
 (loss) . . . . . . . . .    364,267     2,975,749     3,106,930           93          147,787
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .    157,738    (5,289,805)   (1,676,827)          30            3,793
 Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . . . .    265,518       911,647       353,803           58               --
                          ----------   -----------   -----------         ----         --------
Realized gains
 (losses) . . . . . . . .    423,256    (4,378,158)   (1,323,024)          88            3,793
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .  1,703,722    40,629,492    13,113,416          265          (75,046)
                          ----------   -----------   -----------         ----         --------
Net increase in net
 assets resulting from
 operations . . . . . . . $2,491,245   $39,227,083   $14,897,322         $446         $ 76,534
                          ==========   ===========   ===========         ====         ========

                              SMALL CAP     INTERNATIONAL    EQUITY      HIGH YIELD     GLOBAL
                           EMERGING GROWTH  OPPORTUNITIES     INDEX         BOND         BOND
                             SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                           ---------------  -------------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio. .   $    4,844     $   261,097    $ 1,383,613   $ 81,775      $ 99,036
 Interest on policy
  loans . . . . . . . . .           --              --             --         --            --
                            ----------     -----------    -----------   --------      --------
Total Investment
  Income. . . . . . . . .        4,844         261,097      1,383,613     81,775        99,036
Expenses:
 Mortality &
  expense risk. . . . . .       17,156          93,699        312,382      6,444        10,921
                            ----------     -----------    -----------   --------      --------
Net investment income
 (loss) . . . . . . . . .       (12,312)        167,398      1,071,231     75,331        88,115
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .     (637,251)     (1,595,829)    (3,480,230)   (54,793)      106,754
 Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . . . .      411,001              --        311,561      2,904        34,426
                            ----------     -----------    -----------   --------      --------
Realized gains
 (losses) . . . . . . . .     (226,250)     (1,595,829)    (3,168,669)   (51,889)      141,180
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .    1,480,518       6,425,721     15,626,147    156,694        13,759
                            ----------     -----------    -----------   --------      --------
Net increase in net
 assets resulting from
 operations . . . . . . .   $1,241,956     $ 4,997,290    $13,528,709   $180,136      $243,054
                            ==========     ===========    ===========   ========      ========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

                                                                       AIM V.I.     AIM V.I.
                                   TURNER       BRANDES       FRONTIER     PREMIER       CAPITAL
                                    CORE     INTERNATIONAL    CAPITAL      EQUITIES    DEVELOPMENT
                                   GROWTH       EQUITY      APPRECIATION    SERIES      SERIES II
                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                 ----------  -------------  ------------  ----------  -------------
Investment Income:
 Distributions
  received from the net
  investment
  income of the
  underlying portfolio. . . . .  $    666      $ 24,771      $     --      $   236         $--
 Interest on
  policy loans. . . . . . . . .        --            --            --           --          --
                                 --------      --------      --------      -------         ---
Total Investment
  Income. . . . . . . . . . . .       666        24,771            --          236          --
Expenses:
  Mortality & expense risk. . .       525         4,946         3,837          151          --
                                 --------      --------      --------      -------         ---
Net investment income
 (loss) . . . . . . . . . . . .       141        19,825        (3,837)          85          --
Realized gain (loss) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares. . .   (40,231)      (91,291)       (6,919)        (379)         17
 Distributions received from
  realized capital gains of
  the underlying portfolio. . .        --            --            --           --          --
                                 --------      --------      --------      -------         ---
Realized gains (losses) . . . .   (40,231)      (91,291)       (6,919)        (379)         17
Change in unrealized
 appreciation (depreciation)
 during the year. . . . . . . .   115,611       668,935       388,801       16,074          38
                                 --------      --------      --------      -------         ---
Net increase in net assets
 resulting from operations. . .  $ 75,521      $597,469      $378,045      $15,780         $55
                                 ========      ========      ========      =======         ===

                                                                             JANUS ASPEN   JANUS ASPEN
                             FIDELITY VIP  FIDELITY VIP II  FIDELITY VIP II    GLOBAL       WORLDWIDE
                                GROWTH       CONTRAFUND        OVERSEAS      TECHNOLOGY      GROWTH
                              SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                             ------------  ---------------  ---------------  -----------  -------------
Investment Income:
 Distributions
  received from the net
  investment income of the
  underlying portfolio. . .    $   420        $   332           $   110        $   --        $   605
 Interest on policy
  loans . . . . . . . . . .         --             --                --            --             --
                               -------        -------           -------        ------        -------
Total Investment Income . .        420            332               110            --            605
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .      1,023            477                33            --            267
                               -------        -------           -------        ------        -------
Net investment income
 (loss) . . . . . . . . . .       (603)          (145)               77            --            338
Realized gain (loss) on
 investments:
 Realized gains (losses)
  on sale of portfolio
  shares. . . . . . . . . .     (2,153)         1,621               502            77            518
 Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . . .         --             --                --            --             --
                               -------        -------           -------        ------        -------
Realized gains (losses) . .     (2,153)         1,621               502            77            518
Change in unrealized
 appreciation
 (depreciation) during the
 year . . . . . . . . . . .     80,952         62,346            14,311         2,193         15,829
                               -------        -------           -------        ------        -------
Net increase in net
 assets resulting from
 operations . . . . . . . .    $78,196        $63,822           $14,890        $2,270        $16,685
                               =======        =======           =======        ======        =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                                MFS          MFS      MFS INVESTORS
                           NEW DISCOVERY   RESEARCH      GROWTH          CSI
                              SERIES      SERIES IC   STOCK SERIES      EQUITY
                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           -------------  ----------  -------------  ------------
Investment Income:
 Distributions
  received from the net
  investment income of the
  underlying portfolio. . .   $   --        $   49       $   --        $  1,454
 Interest on policy
  loans. . . . . . . . . .        --            --           --              --
                              ------        ------       ------        --------
Total Investment
  Income . . . . . . . . .        --            49           --           1,454
Expenses:
 Mortality & expense
  risk . . . . . . . . . .       150             4            9              --
                              ------        ------       ------        --------
Net investment income
 (loss). . . . . . . . . .      (150)           45           (9)          1,454
Realized gain (loss)
 on investments:
 Realized gains (losses)
  on sale of portfolio
  shares . . . . . . . . .      (260)           70          120           1,717
 Distributions received
  from realized capital
  gains of the underlying
   portfolio . . . . . . .        --            --           --           4,197
                              ------        ------       ------        --------
Realized gains
 (losses). . . . . . . . .      (260)           70          120           5,914
Change in unrealized
 appreciation (depreciation)
 during the year . . . . .     8,972         2,196        5,315         142,089
                              ------        ------       ------        --------
Net increase in net
 assets resulting from
 operations. . . . . . . .    $8,562        $2,311       $5,426        $149,457
                              ======        ======       ======        ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV


                       STATEMENT OF CHANGES IN NET ASSETS


                        FOR THE YEARS ENDED DECEMBER 31,

                                 LARGE CAP GROWTH        FUNDAMENTAL GROWTH
                                    SUBACCOUNT               SUBACCOUNT
                            --------------------------   --------------------
                               2003           2002         2003       2002
                            ------------  ------------  ---------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .   $   160,190   $    104,767   $    (17)   $    (48)
 Realized gains
  (losses). . . . . . . .    (2,850,904)    (1,839,721)    14,511      (8,340)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .    11,729,541    (10,142,139)    22,068      (1,252)
                            -----------   ------------   --------    --------
Net increase
 (decrease) in net
 assets resulting
 from operations. . . . .     9,038,827    (11,877,093)    36,562      (9,640)
                            -----------   ------------   --------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .    10,614,531     10,784,732    107,791     106,884
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .    (5,623,458)    (6,587,434)   (61,702)    (20,202)
 Net change in
  policy loans. . . . . .       (43,668)      (173,881)        --          --
                            -----------   ------------   --------    --------
Net increase in net
 assets resulting from
 policy transactions. . .     4,947,405      4,023,417     46,089      86,682
                            -----------   ------------   --------    --------
Total increase
 (decrease) in net
 assets . . . . . . . . .    13,986,232     (7,853,676)    82,651      77,042
Net assets at the
 beginning of the year. .    35,741,384     43,595,060     87,838      10,796
                            -----------   ------------   --------    --------
Net assets at the end of
 the year . . . . . . . .   $49,727,616   $ 35,741,384   $170,489    $ 87,838
                            ===========   ============   ========    ========

                                      ACTIVE BOND           EMERGING MARKETS EQUITY
                                      SUBACCOUNT                   SUBACCOUNT
                              ---------------------------   ------------------------
                                  2003           2002          2003          2002
                              -------------  ------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $  5,012,378   $  5,871,907   $   15,647     $  (3,582)
 Realized gains
  (losses). . . . . . . . .      2,950,757       (130,886)     110,044       (38,001)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .       (685,696)     1,685,887      502,550       (64,390)
                              ------------   ------------   ----------     ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      7,277,439      7,426,908      628,241      (105,973)
                              ------------   ------------   ----------     ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . . .     12,458,633     11,393,547      815,591       535,006
 Transfers to policyholders
  for benefits, terminations
  and policy loans. . . . .    (19,153,873)    (9,109,257)    (474,720)     (341,779)
 Net transfers between
  accounts. . . . . . . . .            426             --           --            --
 Net change in policy
  loans . . . . . . . . . .       (113,365)       780,989           --            --
                              ------------   ------------   ----------     ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     (6,808,179)     3,065,279      340,871       193,227
                              ------------   ------------   ----------     ---------
Total increase in net
 assets . . . . . . . . . .        469,260     10,492,187      969,112        87,254
Net assets at the
 beginning of the year. . .    119,310,095    108,817,908      980,289       893,035
                              ------------   ------------   ----------     ---------
Net assets at the end
 of the year. . . . . . . .   $119,779,355   $119,310,095   $1,949,401       980,289
                              ============   ============   ==========     =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                               FINANCIAL INDUSTRIES       INTERNATIONAL EQUITY INDEX
                                    SUBACCOUNT                    SUBACCOUNT
                            ----------------------------  ---------------------------
                                         PERIOD FROM
                                       MARCH 27, 2002(*)
                              2003     TO DEC. 31, 2002       2003            2002
                            ---------  -----------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .   $    416       $   125        $   130,100     $    90,681
 Realized gains
  (losses). . . . . . . .        233          (193)          (289,802)       (548,187)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .      5,520           (91)         2,068,973        (333,246)
                            --------       -------        -----------     -----------
Net increase
 (decrease) in net
 assets resulting
 from operations . . . . .     6,169          (159)         1,909,271        (790,752)
                            --------       -------        -----------     -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans . . . . . .    40,223        16,825          1,415,664       1,326,010
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans . . . .   (15,232)       (5,430)        (1,152,699)     (1,372,903)
 Net change in
  policy loans . . . . . .        --            --              8,058         (25,736)
                            --------       -------        -----------     -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions . . .    24,991        11,395            271,023         (72,629)
                            --------       -------        -----------     -----------
Total increase
 (decrease) in net
 assets. . . . . . . . . .    31,160        11,236          2,180,294        (863,381)
Net assets at the
 beginning of the year . .    11,236            --          4,790,256       5,653,637
                            --------       -------        -----------     -----------
Net assets at the end
 of the year . . . . . . .  $ 42,396       $11,236        $ 6,970,550     $ 4,790,256
                            ========       =======        ===========     ===========

                                  SMALL CAP GROWTH         HEALTH SCIENCES
                                     SUBACCOUNT               SUBACCOUNT
                              -------------------------   -------------------
                                 2003          2002         2003        2002
                              ------------  ------------  ---------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $   (26,175)  $   (24,965)  $     89    $    20
 Realized gains (losses). .      (740,070)     (832,032)     2,613       (400)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     1,902,037      (720,009)     7,752       (544)
                              -----------   -----------   --------    -------
Net increase (decrease)
 in net assets
 resulting from
 operations . . . . . . . .     1,135,792    (1,577,006)    10,454       (924)
                              -----------   -----------   --------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans. . . . . . .     1,437,174     1,709,097     53,926     21,293
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . .    (1,087,957)   (1,052,118)   (24,218)    (6,332)
 Net change in
  policy loans. . . . . . .            --            --         --         --
                              -----------   -----------   --------    -------
Net increase in net
 assets resulting
 from policy
 transactions . . . . . . .       349,217       656,979     29,708     14,961
                              -----------   -----------   --------    -------
Total increase
 (decrease) in
 net assets . . . . . . . .     1,485,009      (920,027)    40,162     14,037
Net assets at the
 beginning of the year. . .     3,956,265     4,876,292     17,385      3,348
                              -----------   -----------   --------    -------
Net assets at the
 end of the year. . . . . .   $ 5,441,274   $ 3,956,265   $ 57,547    $17,385
                              ===========   ===========   ========    =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                               OVERSEAS EQUITY            EARNINGS GROWTH
                                 SUBACCOUNT                 SUBACCOUNT
                           -----------------------   --------------------------
                              2003         2002         2003            2002
                           -----------  -----------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) . . . . . . . . . $  195,781   $   21,527   $  (106,372)   $   (92,810)
 Realized gains
  (losses) . . . . . . . .    135,352      (24,716)   (2,962,269)    (4,119,546)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .  1,280,246     (225,899)    7,739,528     (2,358,749)
                           ----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . . . .  1,611,379     (229,088)    4,670,887     (6,571,105)
                           ----------   ----------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans. . . . . . . . . .  1,366,817    1,042,956     7,917,710      7,642,297
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans . . . .   (142,897)    (148,801)   (2,256,426)    (2,316,096)
 Net change in policy
  loans. . . . . . . . . .         --           --            --             --
                           ----------   ----------   -----------    -----------
Net increase in net
 assets resulting from
 policy transactions . . .  1,223,920      894,155     5,661,284      5,326,201
                           ----------   ----------   -----------    -----------
Total increase
 (decrease) in net
 assets. . . . . . . . . .  2,835,299      665,067    10,332,171     (1,244,904)
Net assets at the
 beginning of the year . .  3,913,137    3,248,070    16,348,759     17,593,663
                           ----------   ----------   -----------    -----------
Net assets at the end
 of the year . . . . . . . $6,748,436   $3,913,137   $26,680,930    $16,348,759
                           ==========   ==========   ===========    ===========

                                       MID CAP VALUE           LARGE CAP VALUE
                                     SUBACCOUNT  PERIOD          SUBACCOUNT
                                    FROM  MAY 1, 2003(*)  --------------------------
                                      TO DEC. 31, 2003       2003           2002
                                    --------------------  -----------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income . . . . . .       $     71         $   339,416    $   573,338
 Realized gains (losses) . . . . .          2,262              68,720       (203,323)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . . .          3,544           5,607,134     (3,927,768)
                                         --------         -----------    -----------
Net increase
 (decrease) in net assets
 resulting from operations . . . .          5,877           6,015,270     (3,557,753)
                                         --------         -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . . . . .         42,699           6,747,316      7,108,084
 Transfers to policyholders
  for benefits, terminations
  and policy loans . . . . . . . .        (16,997)         (9,303,596)    (2,391,684)
 Net change in policy loans. . . .             --                  --             --
                                         --------         -----------    -----------
Net increase (decrease) in
 net assets resulting from
 policy transactions . . . . . . .         25,702          (2,556,280)     4,716,400
                                         --------         -----------    -----------
Total increase in net assets . . .         31,579           3,458,990      1,158,647
Net assets at the beginning
 of the year . . . . . . . . . . .              0          24,556,331     23,397,684
                                         --------         -----------    -----------
Net assets at the end of
 the year. . . . . . . . . . . . .       $ 31,579         $28,015,321    $24,556,331
                                         ========         ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                               LARGE CAP VALUE CORE          FUNDAMENTAL VALUE
                                    SUBACCOUNT                   SUBACCOUNT
                            ----------------------------  --------------------------
                                          PERIOD FROM
                                        MAY 17, 2002(*)
                              2003      TO DEC. 31, 2002     2003           2002
                            ----------  ----------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . . $   1,913      $    670       $    37,272    $   30,102
 Realized gains
  (losses). . . . . . . . .     5,738        (1,158)          (94,526)     (124,327)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .    30,893        (1,014)        1,092,782      (712,124)
                            ---------      --------       -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .    38,544        (1,502)        1,035,528      (806,349)
                            ---------      --------       -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans. . . . . . .   147,625       120,565         1,070,285       898,786
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .  (105,120)      (14,904)       (1,151,408)     (804,338)
 Net change in policy
  loans . . . . . . . . . .        --            --                --            --
                            ---------      --------       -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .    42,505       105,661           (81,123)       94,448
                            ---------      --------       -----------    ----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .    81,049       104,159           954,405      (711,901)
Net assets at the
 beginning of the year. . .   104,159            --         3,681,310     4,393,211
                            ---------      --------       -----------    ----------
Net assets at the end
 of the year. . . . . . . . $ 185,208      $104,159       $ 4,635,715    $3,681,310
                            =========      ========       ===========    ==========


                                 MONEY MARKET             SMALL/MID CAP GROWTH
                                  SUBACCOUNT                   SUBACCOUNT
                          ---------------------------   ----------------------------
                              2003           2002          2003            2002
                          -------------  -------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . $    237,729   $    343,299   $   (50,819)   $    38,632
 Realized gains
  (losses). . . . . . . .           (5)            --       523,983       (336,253)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .           --             --     2,950,391     (1,604,540)
                          ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .      237,724        343,299     3,423,555     (1,902,161)
                          ------------   ------------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans. . . . . .   22,777,499     14,520,023     2,496,042      2,174,314
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .  (27,503,897)   (10,516,985)   (1,708,620)    (1,412,556)
 Net change in policy
  loans . . . . . . . . .     (100,636)        11,771            --             --
                          ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .   (4,827,034)     4,014,809       787,422        761,758
                          ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . .   (4,589,310)     4,358,108     4,210,977     (1,140,403)
Net assets at the
 beginning of the year. .   26,687,172     22,329,064     7,327,003      8,467,406
                          ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . $ 22,097,862   $ 26,687,172   $11,537,980    $ 7,327,003
                          ============   ============   ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                        BOND INDEX          LARGE CAP GROWTH B
                                        SUBACCOUNT              SUBACCOUNT
                                 ------------------------   -------------------
                                    2003          2002        2003        2002
                                 ------------  -----------  ---------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss). . $   269,471   $  279,204   $     (7)   $    (7)
 Realized gains (losses) . . . .     292,456        8,110     15,544       (352)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .    (266,726)     231,961      7,873     (1,022)
                                 -----------   ----------   --------    -------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . . . .     295,201      519,275     23,410     (1,381)
                                 -----------   ----------   --------    -------
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . . . .   6,296,229      976,474    129,940     58,056
 Transfers to policyholders
  for benefits, terminations
  and policy loans . . . . . . .  (6,297,202)    (562,636)   (94,570)    (6,819)
 Net change in policy loans. . .          --           --         --         --
                                 -----------   ----------   --------    -------
Net increase (decrease) in
 net assets resulting from
 policy transactions . . . . . .        (973)     413,838     35,370     51,237
                                 -----------   ----------   --------    -------
Total increase in net assets . .     294,228      933,113     58,780     49,856
Net assets at the beginning
 of the year . . . . . . . . . .   6,298,402    5,365,289     51,380      1,524
                                 -----------   ----------   --------    -------
Net assets at the end of the
 year. . . . . . . . . . . . . . $ 6,592,630   $6,298,402   $110,160    $51,380
                                 ===========   ==========   ========    =======

                                   SMALL/MID CAP CORE          SMALL CAP VALUE
                                       SUBACCOUNT                SUBACCOUNT
                                 ----------------------   -----------------------
                                    2003        2002        2003         2002
                                 -----------  ----------  ----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss). . $     (840)  $    (376)  $   1,858    $  6,111
 Realized gains (losses) . . . .    115,766     (20,901)     23,320        (831)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .    268,457     (92,991)    114,972     (20,458)
                                 ----------   ---------   ---------    --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . . . .    383,383    (114,268)    140,150     (15,178)
                                 ----------   ---------   ---------    --------
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . . . .    476,958     627,213     366,421     289,772
 Transfers to policyholders
  for benefits, terminations
  and policy loans . . . . . . .   (287,331)   (304,577)   (131,346)    (40,884)
 Net change in policy loans. . .         --          --          --          --
                                 ----------   ---------   ---------    --------
Net increase in net assets
 resulting from
 policy transactions . . . . . .    189,627     322,636     235,075     248,888
                                 ----------   ---------   ---------    --------
Total increase in net assets . .    573,010     208,368     375,225     233,710
Net assets at the beginning
 of the year . . . . . . . . . .    713,736     505,368     264,858      31,148
                                 ----------   ---------   ---------    --------
Net assets at the end of the
 year. . . . . . . . . . . . . . $1,286,746   $ 713,736   $ 640,083    $264,858
                                 ==========   =========   =========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                               REAL ESTATE EQUITY             GROWTH & INCOME
                                   SUBACCOUNT                   SUBACCOUNT
                            -------------------------   ------------------------------
                               2003          2002           2003            2002
                            ------------  ------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. .   $   364,267   $   463,734   $  2,975,749    $  2,641,055
 Realized gains
  (losses). . . . . . . .       423,256       (21,635)    (4,378,158)     (2,572,222)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .     1,703,722      (425,506)    40,629,492     (42,761,201)
                            -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .     2,491,245        16,593     39,227,083     (42,692,368)
                            -----------   -----------   ------------    ------------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans. . . . . .     2,149,589     2,702,653     21,195,773      25,174,138
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .    (1,934,184)   (1,521,199)   (21,906,080)    (24,974,665)
 Net change in policy
  loans . . . . . . . . .        73,248        89,855        399,446      (1,996,702)
                            -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .       288,653     1,271,309       (310,861)     (1,797,229)
                            -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . .     2,779,898     1,287,902     38,916,222     (44,489,597)
Net assets at the
 beginning of the year. .     7,189,027     5,901,125    185,807,420     230,297,017
                            -----------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . .   $ 9,968,925   $ 7,189,027   $224,723,642    $185,807,420
                            ===========   ===========   ============    ============


                                                                   TOTAL RETURN
                                           MANAGED               BOND SUBACCOUNT
                                         SUBACCOUNT                PERIOD FROM
                                 ---------------------------    MAY 1, 2003(*) TO
                                     2003           2002          DEC. 31, 2003
                                 -------------  -------------  -------------------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .   $  3,106,930   $  2,001,420         $    93
 Realized gains (losses) . . .     (1,323,024)      (415,514)             88
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . .     13,113,416    (13,534,423)            265
                                 ------------   ------------         -------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . . .     14,897,322    (11,948,517)            446
                                 ------------   ------------         -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans . . . . . . . .      9,715,668     11,744,217          15,156
 Transfers to policyholders
  for benefits, terminations
  and policy loans . . . . . .    (19,790,101)   (14,650,296)         (1,632)
 Net change in policy loans. .        234,918       (666,643)
                                 ------------   ------------         -------
Net increase (decrease) in
 net assets resulting from
 policy transactions . . . . .     (9,839,515)    (3,572,722)         13,524
                                 ------------   ------------         -------
Total increase (decrease)
 in net assets . . . . . . . .      5,057,807    (15,521,239)         13,970
Net assets at the beginning
 of the year . . . . . . . . .     93,240,414    108,761,653               0
                                 ------------   ------------         -------
Net assets at the end of
 the year. . . . . . . . . . .   $ 98,298,221   $ 93,240,414         $13,970
                                 ============   ============         =======

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                               SHORT-TERM BOND       SMALL CAP EMERGING GROWTH
                                 SUBACCOUNT                 SUBACCOUNT
                           -----------------------   ----------------------------
                              2003         2002         2003            2002
                           -----------  -----------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) . . . . . . . . . $  147,787   $   45,776   $   (12,312)   $   (15,171)
 Realized gains
  (losses) . . . . . . . .      3,793          783      (226,250)      (324,159)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .    (75,046)      11,610     1,480,518     (1,071,433)
                           ----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . . . .     76,534       58,169     1,241,956     (1,410,763)
                           ----------   ----------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans. . . . . . . . . .  6,026,039      938,084       794,593      1,144,233
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans . . . .   (970,932)    (369,499)   (2,401,764)      (861,369)
 Net change in policy
  loans. . . . . . . . . .         --           --            --             --
                           ----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 policy transactions . . .  5,055,107      568,585    (1,607,171)       282,864
                           ----------   ----------   -----------    -----------
Total increase
 (decrease) in net
 assets. . . . . . . . . .  5,131,641      626,754      (365,215)    (1,127,899)
Net assets at the
 beginning of the year . .  1,681,367    1,054,613     3,513,566      4,641,465
                           ----------   ----------   -----------    -----------
Net assets at the end
 of the year . . . . . . . $6,813,008   $1,681,367   $ 3,148,351    $ 3,513,566
                           ==========   ==========   ===========    ===========


                            INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                    SUBACCOUNT                    SUBACCOUNT
                            ----------------------------  -----------------------------
                                2003           2002          2003            2002
                            -------------  -------------  ------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . . $   167,398    $    16,345    $ 1,071,231    $    426,700
 Realized gains
  (losses). . . . . . . . .  (1,595,829)      (536,479)    (3,168,669)     (1,574,874)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .   6,425,721     (2,313,103)    15,626,147     (11,247,380)
                            -----------    -----------    -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .   4,997,290     (2,833,237)    13,528,709     (12,395,554)
                            -----------    -----------    -----------    ------------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . . .   6,463,794      4,775,405     16,859,201       9,244,204
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .  (2,739,557)      (879,460)    (7,064,119)     (3,929,594)
 Net change in policy
  loans . . . . . . . . . .          --             --             --              --
                            -----------    -----------    -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .   3,724,237      3,895,945      9,795,082       5,314,610
                            -----------    -----------    -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .   8,721,527      1,062,708     23,323,791      (7,080,944)
Net assets at the
 beginning of the year. . .  12,982,442     11,919,734     44,613,878      51,694,822
                            -----------    -----------    -----------    ------------
Net assets at the end
 of the year. . . . . . . . $21,703,969    $12,982,442    $67,937,669    $ 44,613,878
                            ===========    ===========    ===========    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                 HIGH YIELD BOND             GLOBAL BOND
                                   SUBACCOUNT                 SUBACCOUNT
                             -----------------------   ---------------------------
                                2003         2002         2003           2002
                             -----------  -----------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .  $   75,331   $   91,277   $    88,115    $   59,065
 Realized gains (losses). .     (51,889)     (68,899)      141,180        18,062
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     156,694      (72,141)       13,759       117,387
                             ----------   ----------   -----------    ----------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . .     180,136      (49,763)      243,054       194,514
                             ----------   ----------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . . .     710,948      506,832     1,313,114       781,615
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . .    (851,819)    (348,959)   (1,051,500)     (296,107)
 Net change in policy
  loans . . . . . . . . . .          --           --            --            --
                             ----------   ----------   -----------    ----------
Net increase (decrease)
 in net assets resulting
 from policy transactions. .   (140,871)     157,873       261,614       485,508
                             ----------   ----------   -----------    ----------
Total increase in net
 assets  . . . . . . . . . .     39,265      108,110       504,668       680,022
Net assets at the
 beginning of the year . . .  1,088,516      980,406     1,477,341       797,319
                             ----------   ----------   -----------    ----------
Net assets at the end of
 the year. . . . . . . . . . $1,127,781   $1,088,516   $ 1,982,009    $1,477,341
                             ==========   ==========   ===========    ==========


                            TURNER CORE GROWTH    BRANDES INTERNATIONAL EQUITY
                                SUBACCOUNT                 SUBACCOUNT
                           --------------------   --------------------------------
                             2003       2002          2003              2002
                           ---------  ----------  --------------  ----------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .  $    141   $    (417)   $   19,825       $   44,061
 Realized losses. . . . .   (40,231)    (81,226)      (91,291)         (66,090)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .   115,611     (17,732)      668,935         (172,350)
                           --------   ---------    ----------       ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .    75,521     (99,375)      597,469         (194,379)
                           --------   ---------    ----------       ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .   156,959      34,605     1,565,748          406,589
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .   (81,461)   (105,929)     (334,436)        (344,498)
 Net change in policy
  loans . . . . . . . . .        --          --            --               --
                           --------   ---------    ----------       ----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .    75,498     (71,324)    1,231,312           62,091
                           --------   ---------    ----------       ----------
Total increase
 (decrease) in net
 assets . . . . . . . . .   151,019    (170,699)    1,828,781         (132,288)
Net assets at the
 beginning of the year. .   191,693     362,392       995,372        1,127,660
                           --------   ---------    ----------       ----------
Net assets at the end
 of the year. . . . . . .  $342,712   $ 191,693    $2,824,153       $  995,372
                           ========   =========    ==========       ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                         FRONTIER CAPITAL             AIM V.I.
                                           APPRECIATION        PREMIER EQUITIES SERIES
                                            SUBACCOUNT               SUBACCOUNT
                                      ----------------------   ------------------------
                                         2003        2002         2003          2002
                                      -----------  ---------   -----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income (loss). . . .  $   (3,837)  $  (1,727)   $     85      $     57
 Realized gains (losses) . . . . . .      (6,919)    (29,318)       (379)       (2,212)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . . . . . . .     388,801     (75,467)     16,074        (6,061)
                                      ----------   ---------    --------      --------
Net increase (decrease)
 in net assets resulting
 from operations . . . . . . . . . .     378,045    (106,512)     15,780        (8,216)
                                      ----------   ---------    --------      --------
Policy transactions:
 Net premiums
 from policyholders
 and transfers to policy loans . . .   1,222,981     286,946      69,606        47,509
 Transfers to policyholders for
  benefits, terminations and
  policy loans . . . . . . . . . . .     (72,690)   (191,507)    (35,370)      (14,475)
 Net change in policy loans. . . . .          --          --          --            --
                                      ----------   ---------    --------      --------
Net increase in net assets
 resulting from
 policy transactions . . . . . . . .   1,150,291      95,439      34,236        33,034
                                      ----------   ---------    --------      --------
Total increase (decrease)
 in net assets. . .  . . . . . . . .   1,528,336     (11,073)     50,016        24,818
Net assets at the
 beginning of the year . . . . . . .     448,903     459,976      37,234        12,416
                                      ----------   ---------    --------      --------
Net assets at the
 end of the year . . . . . . . . . .  $1,977,239   $ 448,903    $ 87,250      $ 37,234
                                      ==========   =========    ========      ========


                                           AIM V.I. CAPITAL          FIDELITY VIP
                                         DEVELOPMENT SERIES II          GROWTH
                                              SUBACCOUNT              SUBACCOUNT
                                        ------------------------  --------------------
                                                  PERIOD FROM
                                                JULY 25, 2002(*)
                                         2003   TO DEC. 31, 2002    2003        2002
                                        ------  ----------------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss . . . . . . . . .  $  --        $  --        $   (603)   $   (461)
 Realized gains
  (losses) . . . . . . . . . . . . . .     17           --          (2,153)     (2,710)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . . . . . . . .     38           (1)         80,952     (45,385)
                                        -----        -----        --------    --------
Net increase (decrease)
  in net assets
  resulting
  from operations. . . . . . . . . . .     55           (1)         78,196     (48,556)
                                        -----        -----        --------    --------
Policy transactions:
 Net premiums
  from policyholders
  and transfers to policy loans. . . .    391          172         112,982     305,899
 Transfers to policyholders for
  benefits, terminations and
  policy loans . . . . . . . . . . . .   (252)        (102)        (42,627)    (67,045)
 Net change in policy loans. . . . . .     --           --              --          --
                                        -----        -----        --------    --------
Net increase in net assets
 resulting from
 policy transactions . . . . . . . . .    139           70          70,355     238,854
                                        -----        -----        --------    --------
Total increase
 in net assets . . . . . . . . . . . .    194           69         148,551     190,298
Net assets at the
 beginning of the year . . . . . . . .     69           --         190,969         671
                                        -----        -----        --------    --------
Net assets at the
 end of the year . . . . . . . . . . .  $ 263        $  69        $339,520    $190,969
                                        =====        =====        ========    ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,


                                  FIDELITY VIP II CONTRAFUND     FIDELITY VIP II OVERSEAS
                                          SUBACCOUNT                    SUBACCOUNT
                                  ---------------------------   ----------------------------
                                                                              PERIOD FROM
                                                                            JULY 18, 2002(*)
                                      2003           2002         2003      TO DEC. 31, 2002
                                  -------------  -------------  ---------  -----------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . . . . .   $   (145)      $    (48)    $     77        $    --
 Realized gains
  (losses). . . . . . . . . . . .      1,621         (1,212)         502            (38)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . . . .     62,346         (2,657)      14,311            148
                                    --------       --------     --------        -------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . . . . .     63,822         (3,917)      14,890            110
                                    --------       --------     --------        -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . . . . . .    374,277         85,122       82,062         18,130
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . . . . .    (72,833)       (11,314)     (32,364)        (5,037)
 Net change in policy
  loans . . . . . . . . . . . . .         --             --           --             --
                                    --------       --------     --------        -------
Net increase in net
 assets resulting from
 policy transactions. . . . . . .    301,444         73,808       49,698         13,093
                                    --------       --------     --------        -------
Total increase in net
 assets . . . . . . . . . . . . .    365,266         69,891       64,588         13,203
Net assets at the
 beginning of the year. . . . . .     82,014         12,123       13,203             --
                                    --------       --------     --------        -------
Net assets at the end
 of the year. . . . . . . . . . .   $447,280       $ 82,014     $ 77,791        $13,203
                                    ========       ========     ========        =======

                                          JANUS ASPEN                   JANUS ASPEN
                                       GLOBAL TECHNOLOGY             WORLDWIDE GROWTH
                                           SUBACCOUNT                   SUBACCOUNT
                                   ---------------------------  ------------------------------
                                                PERIOD FROM                    PERIOD FROM
                                             APRIL 12, 2002(*)              APRIL 12, 2002(*)
                                    2003     TO DEC. 31, 2002     2003      TO DEC. 31, 2002
                                   ------   ------------------  --------   -------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . . . . .  $    --       $    --        $    338        $    134
 Realized gains
  (losses). . . . . . . . . . . .       77          (153)            518          (6,869)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . . . .    2,193          (195)         15,829         (10,506)
                                   -------       -------        --------        --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . . . . .    2,270          (348)         16,685         (17,241)
                                   -------       -------        --------        --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . . . . . .   18,882         4,239          37,938         119,102
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . . . . .   (2,283)       (1,176)        (40,228)        (46,835)
                                   -------       -------        --------        --------
 Net change in policy
  loans . . . . . . . . . . . . .       --            --              --              --
                                   -------       -------        --------        --------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . . . . .   16,599         3,063          (2,290)         72,267
                                   -------       -------        --------        --------
Total increase in net
 assets . . . . . . . . . . . . .   18,869         2,715          14,395          55,026
Net assets at the
 beginning of the year. . . . . .    2,715            --          55,026              --
                                   -------       -------        --------        --------
Net assets at the end
 of the year. . . . . . . . . . .  $21,584       $ 2,715        $ 69,421        $ 55,026
                                   =======       =======        ========        ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                 MFS NEW           MFS RESEARCH
                                             DISCOVERY SERIES        SERIES IC
                                                SUBACCOUNT          SUBACCOUNT
                                            ------------------   ------------------
                                              2003      2002       2003       2002
                                            --------  --------   --------   -------
Increase (decrease) in
 net assets from
 operations:
 Net investment income (loss) . . . . . .   $  (150)  $   (463)  $    45    $    (3)
 Realized gains (losses). . . . . . . . .      (260)   (37,977)       70       (367)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . . . . . . . .     8,972     (2,467)    2,196        (40)
                                            -------   --------   -------    -------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . . . . . . . . .     8,562    (40,907)    2,311       (410)
                                            -------   --------   -------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy loans . . . . . . .    46,833     45,879    13,444      4,802
 Transfers to policyholders for
  benefits, terminations
  and policy loans. . . . . . . . . . . .    (8,810)   (94,567)   (5,959)    (1,982)
 Net change in policy loans . . . . . . .        --         --        --         --
                                            -------   --------   -------    -------
Net increase (decrease)
 in net assets resulting
 from policy transactions . . . . . . . .    38,023    (48,688)    7,485      2,820
                                            -------   --------   -------    -------
Total increase
 (decrease) in net
 assets . . . . . . . . . . . . . . . . .    46,585    (89,595)    9,796      2,410
Net assets at the
 beginning of the year. . . . . . . . . .    16,962    106,557     4,164      1,754
                                            -------   --------   -------    -------
Net assets at the end of the year . . . .   $63,547   $ 16,962   $13,960    $ 4,164
                                            =======   ========   =======    =======


                                    MFS INVESTORS GROWTH                   CSI
                                        STOCK SERIES                     EQUITY
                                         SUBACCOUNT                    SUBACCOUNT
                                 ----------------------------  ------------------------------
                                               PERIOD FROM                    PERIOD FROM
                                            MARCH 11, 2002(*)               NOV. 22, 2002(*)
                                   2003     TO DEC. 31, 2002     2003       TO DEC. 31, 2002
                                 ---------  -----------------  ----------  ------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . . . .  $     (9)      $    (1)       $   1,454        $    --
 Realized gains
  (losses). . . . . . . . . . .       120          (295)           5,914             --
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . . .     5,315        (1,689)         142,089         (3,204)
                                 --------       -------        ---------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . . . .     5,426        (1,985)         149,457         (3,204)
                                 --------       -------        ---------        -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . . . . .    48,381        26,489          981,473         93,649
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . . . .   (18,063)       (7,756)        (221,184)        (1,020)
 Net change in policy
  loans . . . . . . . . . . . .        --            --               --             --
                                 --------       -------        ---------        -------
Net increase in net
 assets resulting from
 policy transactions. . . . . .    30,318        18,733          760,289         92,629
                                 --------       -------        ---------        -------
Total increase in net
 assets . . . . . . . . . . . .    35,744        16,748          909,746         89,425
Net assets at the
 beginning of the year             16,748            --           89,425             --
                                 --------       -------        ---------        -------
Net assets at the end
 of the year. . . . . . . . . .  $ 52,492       $16,748        $ 999,171        $89,425
                                 ========       =======        =========        =======

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV


                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 2003


1.   ORGANIZATION

John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Variable Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO. Currently, the Account funds the Annual Premium Variable Life, Flex V1, Flex V2, Medallion Variable Life, Medallion Variable Life Plus, Medallion Variable Life Edge, Medallion Executive Variable Life Edge, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98 and Majestic Variable Master Plan Plus Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-four sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), or of other Outside Investment Trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust, or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-four Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, AIM V.I. Premier Equity, AIM V.I. Capital Development Series II, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0.5% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

POLICY LOANS

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders. There are no unsettled policy transactions at December 31, 2003.

3.   TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                                     SHARES OWNED      COST          VALUE
----------                                                                     ------------  ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,376,570   $ 61,947,426   $ 47,127,884
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,903        154,765        170,489
Active Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11,147,916    106,954,383    107,468,080
Emerging Markets Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       218,926      1,535,102      1,949,401
Financial Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,951         37,396         42,396
International Equity Index . . . . . . . . . . . . . . . . . . . . . . . . .       474,622      6,565,813      6,558,994
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       523,051      5,945,572      5,441,274
Health Sciences Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5,712         50,361         57,547
Overseas Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       647,441      5,702,795      6,748,436
Earnings Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,266,736     32,693,735     26,680,930
Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,391         28,035         31,579
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,937,108     26,109,135     28,015,321
Large Cap Value CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18,981        155,329        185,208
Fundamental Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       420,647      4,259,905      4,635,715
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19,949,946     19,949,947     19,949,947
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .       765,642     10,356,512     11,537,980
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       650,607      6,649,617      6,592,630
Large Cap Growth B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17,325        104,141        110,160
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       117,224      1,092,866      1,286,746
Small Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38,663        542,708        640,083
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       580,713      8,011,399      9,418,079
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17,158,250    263,672,000    193,775,096
Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6,624,153     92,955,320     84,765,762
Total Return Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,392         13,705         13,970
Short Term Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       672,235      6,878,896      6,813,008
Small Cap Emerging Growth. . . . . . . . . . . . . . . . . . . . . . . . . .       388,526      3,090,902      3,148,351
International Opportunities. . . . . . . . . . . . . . . . . . . . . . . . .     2,203,173     19,944,698     21,703,969
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,789,679     77,657,359     67,937,669
High Yield Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       175,713      1,100,275      1,127,781
Global Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       165,612      1,879,885      1,982,009
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25,983        323,660        342,712
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . .       193,967      2,480,481      2,824,153
Frontier Capital Appreciation. . . . . . . . . . . . . . . . . . . . . . . .       100,266      1,665,127      1,977,239
AIM V.I. Premier Equities Series . . . . . . . . . . . . . . . . . . . . . .         4,313         79,701         87,250

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                   SHARES OWNED    COST      VALUE
----------                                   ------------  --------  ----------
AIM V.I. Capital Development Series II . .          21     $    226   $    263
Fidelity VIP Growth. . . . . . . . . . . .      10,981      304,009    339,520
Fidelity VIP II Contrafund . . . . . . . .      19,396      388,574    447,280
Fidelity VIP II Overseas . . . . . . . . .       5,009       63,332     77,791
Janus Aspen Global Technology. . . . . . .       6,114       19,586     21,584
Janus Aspen Worldwide Growth . . . . . . .       2,701       64,098     69,421
MFS New Discovery Series . . . . . . . . .       4,552       57,588     63,547
MFS Research Series IC . . . . . . . . . .       1,046       11,690     13,960
MFS Investors Growth Stock Series. . . . .       6,027       48,866     52,492
CSI Equity . . . . . . . . . . . . . . . .      80,839      860,286    999,171

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                            PURCHASES       SALES
----------                                           -----------  -------------
Large Cap Growth . . . . . . . . . . . . . . . . .   $ 8,552,965   $ 3,344,304
Fundamental Growth . . . . . . . . . . . . . . . .        66,912         6,580
Active Bond. . . . . . . . . . . . . . . . . . . .    17,248,423    16,388,740
Emerging Markets Equity. . . . . . . . . . . . . .       823,122       396,815
Financial Industries . . . . . . . . . . . . . . .        43,893         2,288
International Equity Index . . . . . . . . . . . .     1,196,752       763,780
Small Cap Growth . . . . . . . . . . . . . . . . .     1,078,159       682,041
Health Sciences Fund . . . . . . . . . . . . . . .        46,975        15,972
Overseas Equity. . . . . . . . . . . . . . . . . .     1,703,513       155,651
Earnings Growth. . . . . . . . . . . . . . . . . .     7,450,361     1,514,938
Mid Cap Value. . . . . . . . . . . . . . . . . . .        36,769         9,980
Large Cap Value. . . . . . . . . . . . . . . . . .     6,720,534     8,582,457
Large Cap Value CORE . . . . . . . . . . . . . . .        66,592        16,055
Fundamental Value. . . . . . . . . . . . . . . . .       877,693       917,096
Money Market . . . . . . . . . . . . . . . . . . .     7,032,410    11,516,494
Small/Mid Cap Growth . . . . . . . . . . . . . . .     2,691,801     1,252,829
Bond Index . . . . . . . . . . . . . . . . . . . .     6,282,259     5,984,788
Large Cap Growth B . . . . . . . . . . . . . . . .        61,401        11,465
Small/Mid Cap CORE . . . . . . . . . . . . . . . .       542,404       243,649
Small Cap Value. . . . . . . . . . . . . . . . . .       286,000        26,316
Real Estate Equity . . . . . . . . . . . . . . . .     2,111,136     1,272,101

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                           PURCHASES      SALES
----------                                           ----------  ------------
Growth & Income. . . . . . . . . . . . . . . . . .   15,271,341   12,109,398
Managed. . . . . . . . . . . . . . . . . . . . . .    8,263,738   14,895,009
Total Return Bond. . . . . . . . . . . . . . . . .       15,223        1,549
Short Term Bond. . . . . . . . . . . . . . . . . .    5,975,335      772,441
Small Cap Emerging Growth. . . . . . . . . . . . .    1,080,797    2,289,278
International Opportunities. . . . . . . . . . . .    6,563,236    2,671,601
Equity Index . . . . . . . . . . . . . . . . . . .   17,096,302    5,918,428
High Yield Bond. . . . . . . . . . . . . . . . . .      635,104      697,739
Global Bond. . . . . . . . . . . . . . . . . . . .    1,377,650      993,494
Turner Core Growth . . . . . . . . . . . . . . . .      145,886       70,246
Brandes International Equity . . . . . . . . . . .    1,526,128      274,991
Frontier Capital Appreciation. . . . . . . . . . .    1,210,933       64,479
AIM V.I. Premier Equities Series . . . . . . . . .       48,750       14,429
AIM V.I. Capital Development Series II . . . . . .          291          152
Fidelity VIP Growth. . . . . . . . . . . . . . . .       90,959       21,208
Fidelity VIP II Contrafund . . . . . . . . . . . .      329,904       28,605
Fidelity VIP II Overseas . . . . . . . . . . . . .       53,727        3,952
Janus Aspen Global Technology. . . . . . . . . . .       18,150        1,550
Janus Aspen Worldwide Growth . . . . . . . . . . .       22,598       24,551
MFS New Discovery Series . . . . . . . . . . . . .       41,081        3,208
MFS Research Series IC . . . . . . . . . . . . . .        8,940        1,411
MFS Investors Growth Stock Series. . . . . . . . .       42,147       11,839
CSI Equity . . . . . . . . . . . . . . . . . . . .      795,780       29,840

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

5. UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                       FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                      DECEMBER 31,
                                --------------------------------------      -----------------------------------------------------
                                                UNIT                            EXPENSES       INVESTMENT            TOTAL
                                UNITS        FAIR VALUE        ASSETS            RATIO*          INCOME            RETURN***
     SUBACCOUNT                 (000S)   HIGHEST TO LOWEST     (000S)       HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
---------------------           ------  --------------------  --------      -----------------  -----------  ---------------------
Large Cap Growth . .   2003       854    $50.04  to  $20.47   $ 49,728        0.625% to 0%        0.49%        25.62% to 24.83%
                       2002       727      41.17 to 11.11       35,741         0.625 to 0         0.30       (22.19) to (25.89)/f/
                       2001       627      58.93 to 14.90       43,595        0.625 to 0.05       0.98        49.00 to (18.04)/e/

Fundamental
 Growth. . . . . . .   2003        19       9.33 to 6.29           170         0.625 to 0         --/c/         31.76 to 30.94
                       2002        13           7.32                88          0.6 to 0          --/c/      (21.04) to (26.51)/f/
                       2001         2      10.16 to 6.12            11            0.625           --/c/             (32.72)

Active Bond. . . . .   2003     1,930      38.32 to 18.24      119,779         0.625 to 0         3.93           6.48 to 5.81
                       2002     1,945      35.78 to 14.75      119,310         0.625 to 0         4.67          6.55 to 5.97/f/
                       2001     1,941      66.70 to 13.84      108,818        0.625 to 0.05       7.87         38.40 to 6.80/e/

Emerging Markets
 Equity. . . . . . .   2003       185      10.91 to 10.53        1,949         0.625 to 0         1.77          56.90 to 55.95
                       2002       145       7.07 to 6.87           980          0.6 to 0          0.26       (5.75) to (16.13)/f/
                       2001       122       7.46 to 7.29           893        0.625 to 0.05       0.31       (4.07) to (26.20)/e/

Financial
 Industries. . . . .   2003         3      15.87 to 9.11            42         0.625 to 0         1.39           26.03 to 3.43
                       2002         1          13.00                11          0.6 to 0          3.90/f/    (17.36) to (18.14)/f/

International Equity
 Index . . . . . . .   2003       239      23.06 to 13.55        6,971         0.625 to 0         2.40          41.99 to 41.11
                       2002       219      16.51 to 8.78         4,790         0.625 to 0         1.71       (8.78) to (15.72)/f/
                       2001       221      19.15 to 10.19        5,654        0.625 to 0.05       2.70        1.90 to (20.79)/e/

Small Cap Growth . .   2003       416      13.64 to 13.00        5,441         0.625 to 0         --/c/         27.88 to 27.09
                       2002       384      12.04 to 10.46        3,956         0.625 to 0         --/c/      (21.58) to (28.84)/f/
                       2001       330      16.83 to 14.70        4,876        0.625 to 0.05       --/c/        68.30 to (13.12)

Health Sciences
 Fund. . . . . . . .   2003         6      10.35 to 10.17           58         0.625 to 0         0.31          31.74 to 30.92
                       2002         2       8.01 to 7.92            17         0.625 to 0         0.55       (16.91) to (18.94)/f/
                       2001      --/a/      9.81 to 9.77             3            0.625             --              (2.30)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                               DECEMBER 31,
                                ----------------------------------  ---------------------------------------------------
                                                                                       INVESTMEN
                                              UNIT                      EXPENSES           T               TOTAL
                                UNITS       FAIR VALUE     ASSETS        RATIO*         INCOME           RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST   RATIO**      HIGHEST TO LOWEST
------------------------        ------  -----------------  -------  -----------------  ---------  ---------------------
Overseas Equity . . . .   2003    466   $15.14 to $14.43   $ 6,748    0.625% to 0%       4.80%       39.85% to 38.98%
                          2002    376    10.94 to 10.51      3,913       0.6 to 0        1.23       (1.26) to (5.91)/f/
                          2001    291     11.56 to 10.88     3,248    0.625 to 0.6       0.57        (6.99) to (7.08)

Earnings Growth . . . .   2003  2,244    12.42 to 11.84     26,681     0.625 to 0        0.07         24.81 to 24.03
                          2002  1,708     11.21 to 9.87     16,349     0.625 to 0        --/c/     (19.23) to (30.50)/f/
                          2001  1,234    16.04 to 14.20     17,594    0.625 to 0.05      --/c/      60.40 to (37.33)/e/

Mid Cap Value . . . . .   2003      2    13.68 to 13.62         32     0.625 to 0        0.21        30.64 to 13.01/f/

Large Cap Value . . . .   2003  1,424    20.58 to 19.62     28,015     0.625 to 0        1.90         25.50 to 24.73
                          2002  1,559    16.88 to 14.18     24,556     0.625 to 0        1.67      (10.69) to (14.10)/f/
                          2001  1,282    18.90 to 15.89     23,398    0.625 to 0.05      1.83        58.90 to 0.66/e/

Large Cap Value
 CORE . . . . . . . . .   2003     17         10.93            185          0            1.39         28.85 to 28.85
                          2002     12         8.73             104       0.6 to 0        1.81/f/   (16.54) to (18.03)/f/

Fundamental Value . . .   2003    321     11.74 to 9.86      4,636     0.625 to 0        1.42         28.71 to 27.91
                          2002    328     13.91 to 7.95      3,681     0.625 to 0        1.27      (14.95) to (16.65)/f/
                          2001    322     16.44 to 9.40      4,393    0.625 to 0.05      0.30/d/    64.40 to (6.00)/e/

Money Market. . . . . .   2003    696    14.80 to 14.44     22,098     0.625 to 0        0.86          0.95 to 0.33
                          2002  1,001    19.93 to 12.74     26,687      0.6 to 0         1.29          1.52 to 0.91
                          2001    684    34.50 to 12.56     22,329    0.625 to 0.05      5.38        25.60 to 3.29/d/

Small/Mid Cap
 Growth . . . . . . . .   2003    461    26.65 to 25.09     11,538     0.625 to 0        --/c/        46.87 to 45.96
                          2002    428    18.66 to 11.66      7,327     0.625 to 0        --/c/     (13.93) to (19.53)/f/
                          2001    388    23.01 to 14.38      8,467    0.625 to 0.05      --/c/       121.80 to 2.00/d/

Bond Index. . . . . . .   2003    463    14.33 to 13.84      6,593     0.625 to 0        4.72          3.60 to 2.96
                          2002    468    13.73 to 13.34      6,298     0.625 to 0        5.27         9.40 to 8.46/f/
                          2001    436    12.58 to 12.30      5,365    0.625 to 0.6       6.46          7.22 to 6.86

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                DECEMBER 31,
                                 -----------------------------------  -----------------------------------------------------
                                               UNIT                       EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
       SUBACCOUNT                (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------------         ------  -----------------  --------  -----------------  -----------  ---------------------
Large Cap
 Growth B . . . . . . .   2003      15    $7.53 to $6.16    $    110    0.625% to 0%        --%/c/       31.72% to 30.91%
                          2002       9         5.93               51      0.6 to 0          --/c/      (17.75) to (18.66)/f/
                          2001    --/a/    8.33 to 6.71            2        0.625           --/c/             (15.34)

Small/Mid Cap
 CORE . . . . . . . . .   2003      94    14.08 to 13.59       1,287     0.625 to 0         0.46          45.15 to 44.24
                          2002      76     9.93 to 9.64          714     0.625 to 0         0.54       (13.66) to (18.67)/f/
                          2001      45    11.44 to 11.19         505    0.625 to 0.6        0.71          0.09 to (0.36)

Small Cap Value . . . .   2003      41    21.68 to 13.32         640     0.625 to 0         0.72          37.97 to 37.11
                          2002      23     16.06 to 9.93         265      0.6 to 0          0.90       (4.48) to (13.93)/f/
                          2001       3    16.79 to 10.44          31    0.625 to 0.05       0.97/e/       4.80 to 4.40/e/

Real Estate Equity. . .   2003     174    44.99 to 27.27       9,969     0.625 to 0         4.49          36.90 to 36.05
                          2002     236    33.08 to 20.17       7,189     0.625 to 0         4.35         1.41 to (5.84)/f/
                          2001     133    32.43 to 13.29       5,901    0.625 to 0.05       5.72         32.90 to 5.07/d/

Growth & Income . . . .   2003   2,011    57.94 to 21.43     224,724     0.625 to 0         0.85          24.35 to 23.57
                          2002   1,823    48.11 to 11.24     185,807     0.625 to 0         0.62       (10.86) to (20.16)/f/
                          2001   1,818    137.76 to 13.99    230,297    0.625 to 0.05       1.94        39.90 to (16.00)/d/

Managed . . . . . . . .   2003   1,041    47.03 to 20.44      98,298     0.625 to 0         2.76          19.00 to 18.26
                          2002   1,106    40.28 to 17.61      93,240     0.625 to 0         1.53        1.69 to (12.43)/f/
                          2001   1,273    45.24 to 14.88     108,762    0.625 to 0.6        3.72         (3.41) to (3.47)

Total Return
 Bond . . . . . . . . .   2003       1         10.20              14          0             0.51              3.72/f/

Short Term Bond . . . .   2003     407    17.03 to 16.03       6,813     0.625 to 0         3.81           2.76 to 2.12
                          2002     107    16.54 to 15.67       1,681     0.625 to 0         4.10          5.28 to 3.25/f/
                          2001      70    15.68 to 13.29       1,055    0.625 to 0.05       5.62        32.90 to (11.57)/d/

Small Cap Emerging
 Growth . . . . . . . .   2003     280    11.79 to 11.24       3,148     0.625 to 0         0.15          48.82 to 47.90
                          2002     462     8.12 to 7.57        3,514      0.6 to 0          0.20       (8.25) to (26.90)/f/
                          2001     436    11.04 to 10.30       4,641    0.625 to 0.05       0.09         3.00 to (4.40)/d/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                                DECEMBER 31,
                                 ----------------------------------  -----------------------------------------------------
                                               UNIT                      EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
       SUBACCOUNT                (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------------         ------  -----------------  -------  -----------------  -----------  ---------------------
International
 Opportunities. . . . .   2003   1,877   $12.10 to $11.53   $21,704    0.625% to 0%        1.64%        32.36% to 31.54%
                          2002   1,478     9.28 to 8.73      12,982     0.625 to 0         0.73       (12.78) to (18.24)/f/
                          2001   1,104    11.18 to 10.52     11,920    0.625 to 0.05       1.07        5.20 to (21.41)/d/

Equity Index. . . . . .   2003   3,780    18.82 to 17.94     67,938     0.625 to 0         2.59          28.42 to 27.63
                          2002   3,170    15.15 to 12.69     44,614     0.625 to 0         1.39       (8.95) to (20.23)/f/
                          2001   2,838    18.87 to 15.82     51,695    0.625 to 0.05       1.52        58.20 to (12.54)/d/

High Yield Bond . . . .   2003     112     10.34 to 9.98      1,128     0.625 to 0         6.68          16.50 to 15.78
                          2002     126     8.87 to 8.62       1,089     0.625 to 0         9.67        (4.57) to (8.27)/f/
                          2001     108     9.29 to 9.08         980    0.625 to 0.05      10.50         1.68 to (8.00)/d/

Global Bond . . . . . .   2003     110    18.89 to 18.01      1,982     0.625 to 0         5.09          15.90 to 15.18
                          2002      94    16.08 to 14.92      1,477     0.625 to 0         4.94         19.20 to 16.54/f/
                          2001      60    13.63 to 12.73        797    0.625 to 0.05       4.57        27.30 to (2.07)/d/

Turner Core Growth. . .   2003      21    17.25 to 16.47        343     0.600 to 0         0.27          34.51 to 33.79
                          2002      15    13.38 to 12.71        192      0.6 to 0          0.18        (23.76) to (24.24)
                          2001      21    19.69 to 16.67        362    0.625 to 0.05       0.14        66.70 to (24.04)/d/

Brandes International
 Equity . . . . . . . .   2003     146    20.08 to 18.84      2,824     0.625 to 0         1.86          47.34 to 46.51
                          2002      75    13.88 to 13.10        995    0.625 to 0.05       1.26        (13.79) to (14.27)
                          2001      71    16.10 to 15.28      1,128    0.625 to 0.05       1.55        61.00 to (13.33)/d/

Frontier Capital
 Appreciation . . . . .   2003      77    27.55 to 22.99      1,977     0.625 to 0         --/c/         55.81 to 54.92
                          2002      27    18.34 to 16.97        449   0.625 to 0.575       --/c/       (23.65) to (23.72)
                          2001      21    24.69 to 19.76        460    0.625 to 0.05       --/c/       97.60 to (2.09)/d/

AIM V.I. Premier
 Equities Series. . . .   2003       7     25.93 to 6.31         87     0.625 to 0         0.36          25.08 to 24.30
                          2002       4     21.43 to 5.25         37      0.6 to 0          0.65       (10.78) to (28.38)/f/
                          2001       2     29.72 to 7.13         12   0.625 to 0.525       0.19        (12.95) to (13.17)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                               AT DECEMBER 31,                               DECEMBER 31,
                                      -------------------------------    -----------------------------------------------------
                                                    UNIT                     EXPENSES       INVESTMENT            TOTAL
                                      UNITS       FAIR VALUE     ASSETS       RATIO*          INCOME            RETURN***
        SUBACCOUNT                    (000S)  HIGHEST TO LOWEST  (000S)  HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------------            ------  -----------------  ------  -----------------  -----------  ---------------------
AIM V.I. Capital
 Development Series II. . . .  2003     --/a/      $10.15         $--/b/     0% to 0%          --%/c/            35.05%
                               2002     --/a/       7.69           --/b/        0.6            --/c/             2.95/f/

Fidelity VIP Growth . . . . .  2003     36      65.87 to 6.73      340      0.625 to 0         0.16          32.78 to 31.94
                               2002     28      51.31 to 5.28      191      0.625 to 0         --/c/       (21.47) to (28.26)
                               2001     --/a/   71.07 to 7.12        1         0.625           --/c/             (18.22)

Fidelity VIP II Contrafund. .  2003     36      32.22 to 9.64      447      0.625 to 0         0.15          28.35 to 27.56
                               2002      7      25.59 to 7.62       82      0.625 to 0         0.21         (7.58) to (10.24)
                               2001      1      27.72 to 8.26       12    0.625 to 0.575       0.43        (12.86) to (13.06)

Fidelity VIP II Overseas. . .  2003      5     27.63 to 11.14       78      0.625 to 0         0.34          43.21 to 16.61
                               2002      1          19.65           13          0.6            --/c/             4.35/f/

Janus Aspen Global
 Technology . . . . . . . . .  2003      6      3.67 to 3.59        22        0 to 0           --/c/         46.46 to 45.54
                               2002      1          2.58             3       0.6 to 0          --/c/      (18.87) to (29.32)/f/

Janus Aspen Worldwide
 Growth . . . . . . . . . . .  2003     12      5.94 to 5.81        69      0.625 to 0         0.83          23.67 to 22.92
                               2002     12      4.90 to 4.82        55      0.625 to 0        0.64       (14.49) to (24.69)/f/

MFS Research Series IC. . . .  2003      1      17.57 to 7.98       14      0.625 to 0         0.53          24.71 to 23.92
                               2002     --/a/       14.49            4       0.6 to 0          0.20        (21.21) to (22.47)
                               2001     --/a/   18.67 to 8.61        2         0.625           --/c/           (14.10)/e/

MFS New Discovery
 Series . . . . . . . . . . .  2003      7      15.08 to 8.53       64      0.625 to 0         --/c/         33.72 to 32.88
                               2002      3      11.49 to 6.55       17       0.6 to 0          --/c/       (26.30) to (30.69)
                               2001     11      16.49 to 9.12      107    0.625 to 0.575       5.14         (5.59) to (5.69)

MFS Investors Growth
 Stock Series . . . . . . . .  2003      6      8.88 to 7.68        52      0.625 to 0         --/c/         23.02 to 22.25
                               2002      2          7.45            17       0.6 to 0          --/c/      (23.27) to (24.06)/f/

CSI Equity. . . . . . . . . .  2003     80          12.43          999        0 to 0           0.25               25.22
                               2002      9          10.17           89          0.6            --/c/            (9.36)/f/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a      Total accumulation units not greater than 500 units.

b      Assets not greater than $500.

c Portfolio distributed no dividends from investment income during the period.

d Inception date of Subaccount operations was July 20, 2001. $10 initial offering price.

e Inception date of Subaccount operations was May 1, 2001. $10 initial offering price.

f      Inception date of Subaccount operations are as follows:

SUBACCOUNT                                                        2003                       2002
----------                                                 -------------------  ----------------------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . .                                 February 26
International Equity Index . . . . . . . . . . . . . . .                                   March 28
Small Cap Growth . . . . . . . . . . . . . . . . . . . .                                 February 26
Overseas Equity. . . . . . . . . . . . . . . . . . . . .                                   June 24
Earnings Growth. . . . . . . . . . . . . . . . . . . . .                                 February 26
Large Cap Value. . . . . . . . . . . . . . . . . . . . .                                   March 5
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . .                                   March 28
Real Estate Equity . . . . . . . . . . . . . . . . . . .                                   March 28
Growth & Income. . . . . . . . . . . . . . . . . . . . .                                   June 14
Managed. . . . . . . . . . . . . . . . . . . . . . . . .                                   July 17
Short-Term Bond. . . . . . . . . . . . . . . . . . . . .                            June 14 and March 13,
                                                                                         respectively
Small Cap Emerging Growth. . . . . . . . . . . . . . . .                                   July 11
International Opportunities. . . . . . . . . . . . . . .                               March 28 and 26,
                                                                                         respectively
Equity Index . . . . . . . . . . . . . . . . . . . . . .                                   June 14
Global Bond. . . . . . . . . . . . . . . . . . . . . . .                                   March 28
Emerging Markets Equity. . . . . . . . . . . . . . . . .                                   March 28
Bond Index . . . . . . . . . . . . . . . . . . . . . . .                                   March 28
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . .                                   March 28
High Yield Bond. . . . . . . . . . . . . . . . . . . . .                                    May 9

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

SUBACCOUNT                                 2003                      2002
----------                          -------------------  --------------------------
Large Cap Growth B. . . . . . .                               March 28 and May 28,
                                                                  respectively
Fundamental Growth. . . . . . .                               March 21 and May 28,
                                                                  respectively
AIM V.I. Premier Equity . . . .                                     June 14
Fidelity VIP Growth . . . . . .                                    April 30
Fidelity VIP II Contrafund. . .                              March 28 and June 14,
                                                                  respectively
MFS New Discovery Series. . . .                                     April 5
Health Sciences Fund. . . . . .                                     March 28
Fundamental Value . . . . . . .                                     March 15
Small Cap Value . . . . . . . .                                     March 28
MFS Research Series IC. . . . .                              March 28 and April 5,
                                                                  respectively
Large Cap Value CORE. . . . . .                               March 28 and May 1,
                                                                  respectively
AIM V.I. Capital Development                                        July 25
 Series II. . . . . . . . . . .
CSI Equity. . . . . . . . . . .                                   November 22
Fidelity VIP II Overseas. . . .                                    October 1
MFS Investors Growth Stock                                      March 15 and 28,
 Series . . . . . . . . . . . .                                   respectively
Janus Aspen Global                                           April 12 and June 18,
 Technology . . . . . . . . . .                                   respectively
Janus Aspen Worldwide Growth                                        June 17
Mid Cap Value . . . . . . . . .             May 21
Total Return Bond . . . . . . .            August 15

       In addition to this SAI, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your John Hancock representative. The prospectus may also be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.


                         JOHN HANCOCK SERVICING OFFICE
                         -----------------------------

             EXPRESS DELIVERY                        MAIL DELIVERY
             ----------------                        -------------
           529 Main Street (X-4)                      P.O. Box 111
           Charlestown, MA 02129                    Boston, MA 02117

                  PHONE:                                  FAX:
                  ------                                  ----
              1-800-732-5543                         1-617-886-3048



       Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7766

                          Prospectus dated May 1, 2004
                                for interests in

                      John Hancock Variable Life Account UV
                       Interests are made available under

                         VARIABLE ESTATE PROTECTION PLUS

    a flexible premium variable universal life survivorship insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

The policy provides an investment option with fixed rates of return declared by
           John Hancock and the following variable investment options:

---------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                                UNDERLYING FUND MANAGED BY:
 ---------------------------                                ---------------------------
 EQUITY OPTIONS:
  ProFund VP Bull. . . . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP OTC . . . . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Mid-Cap Value . . . . . . .                    ProFund Advisors LLC
  ProFund VP Mid-Cap Growth. . . . . . .                    ProFund Advisors LLC
  ProFund VP Small-Cap . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Small-Cap Value . . . . . .                    ProFund Advisors LLC
  ProFund VP Small-Cap Growth. . . . . .                    ProFund Advisors LLC
  ProFund VP Europe 30 . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Asia 30 . . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP UltraBull . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP UltraMid-Cap. . . . . . . .                    ProFund Advisors LLC
  ProFund VP UltraSmall-Cap. . . . . . .                    ProFund Advisors LLC
  ProFund VP UltraOTC. . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Bear. . . . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Short Small-Cap . . . . . .                    ProFund Advisors LLC
  ProFund VP Short OTC . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Basic Materials . . . . . .                    ProFund Advisors LLC
  ProFund VP Biotechnology . . . . . . .                    ProFund Advisors LLC
  ProFund VP Energy. . . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Financial . . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Healthcare. . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Precious Metals . . . . . .                    ProFund Advisors LLC
  ProFund VP Real Estate . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Semiconductor . . . . . . .                    ProFund Advisors LLC
  ProFund VP Technology. . . . . . . . .                    ProFund Advisors LLC
  ProFund VP Telecommunications. . . . .                    ProFund Advisors LLC
  ProFund VP Utilities . . . . . . . . .                    ProFund Advisors LLC
  VST Large Cap Growth . . . . . . . . .                    Independence Investment LLC
  VST Growth & Income. . . . . . . . . .                    Independence Investment LLC and T. Rowe Price
                                                             Associates, Inc.
 BALANCED OPTIONS:
  VST Managed. . . . . . . . . . . . . .                    Independence Investment LLC and Capital Guardian
                                                             Trust Company
 BOND & MONEY MARKET OPTIONS:
  ProFund VP U.S. Government Plus. . . .                    ProFund Advisors LLC
  ProFund VP Rising Rates Opportunity. .                    ProFund Advisors LLC
  VST Active Bond. . . . . . . . . . . .                    John Hancock Advisers, LLC, Pacific Investment
                                                             Management Company LLC and Declaration Management
                                                             & Research Company
  ProFund VP Money Market. . . . . . . .                    ProFund Advisors LLC
---------------------------------------------------------------------------------------------------------------

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 7.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 12.

     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 37.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 14 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Unusual nature of this particular product

     The investment options of the policy were selected to accommodate individuals who contemplate engaging (either directly or through an investment professional) in active asset allocation or so-called "MARKET TIMING" ACTIVITY. "Market timing" is the practice of making frequent and typically large transfers of policy values among variable investment options in response to changes in the outlook for various markets with an expectation of increasing investment returns. Our other variable life insurance policies are not designed to accommodate such activity. By issuing this product, we don't in any way endorse or recommend the practice of market timing. However, we acknowledge that there are those who do believe in the efficacy of the practice and this product is designed to meet the needs of such persons.

     The reason this product can accommodate market timing activity is the presence of those investment options offered by ProFunds. These are clearly identifiable on page 1 of this prospectus since each contains the designation "ProFund VP". The ProFund investment options are not subject to the same restrictions on number, frequency and aggregate amount of transfers that apply to the other investment options. However, the ProFund investment options are subject to special restrictions as to the time of day by which any transfer request must be received. Transfer requests involving other investment options must be received before the end of our "business day" (currently 4:00 p.m. Eastern Standard Time) in order to be processed at that day's prices. Transfer requests involving ProFund investment options must be received by an earlier time (see "ProFund Transfer Requests" on page 33).

Is this type of product appropriate for you?

     You should apply for this type of product only if you feel you can tolerate significant volatility in your investment results. If you decide to apply for this type of product, you should seriously consider engaging the services of an investment professional to advise you on the proper use of investment options as part of an overall strategic or tactical asset allocation strategy. Of course, such investment professionals generally charge a fee for their services. The fee may or may not be charged to you directly. You should also keep in mind that the policy's primary purpose is to provide life insurance and that there are charges assessed for life insurance coverage. This is not simply an investment vehicle.

     Market timing is not for everybody. There are special risks associated with the practice. The principal risk of market timing is that the person or firm directing the transfers may misread the various markets and make ill-advised transfers, thereby resulting in investment results that are less favorable than they would have been in the absence of the market timing activity. Moreover, the potential negative impact of bad decisions is magnified by the fact that market timing decisions involve large amounts of assets and are concentrated in select markets. In addition, there are those who assert that (i) the frequency of transfers into and out of funds, in and of itself, increases the volatility of investment results and (ii) the mere fact of being "out of the market" as a result of market timing activity has a statistically significant negative impact on investment results. All of these risks, as well as all the other risks mentioned below, will be present whether you direct the transfers yourself or engage the services of an investment professional for that purpose.

     You should also be aware that the investment strategies of some of the ProFund VP funds are designed to magnify (both positively and negatively) the investment results of the benchmarks to which the funds relate. These so-called "leveraged" funds are the ProFunds VP UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity funds. The investment results of such leveraged funds are expected to exhibit significantly greater volatility than other investment options available under the policy. Indeed, when compared to a broad universe of open-end mutual funds, the ProFunds leveraged funds are considered to be among the most volatile. For example, the ProFunds VP UltraOTC fund is 4 times as volatile as the average domestic equity mutual fund. The leveraged investment techniques employed by these funds (including the borrowing costs incurred in creating leverage) should cause investors to lose more money in adverse environments. For example, if a fund seeks to track a benchmark by a factor of 2 and the benchmark suffers a 5% loss in value, the fund would be expected to lose 10% of its value before consideration of the borrowing costs. Factoring in the borrowing costs, the loss would be even greater than 10%. Similarly, a 5% gain in the benchmark would be expected to produce something less than a 10% gain in the fund due to the combined effect of the leverage factor and the borrowing costs.

     You should also keep in mind that none of the ProFund VP funds seek to provide correlation with their benchmarks over any period of time other than daily. Because of the effect of fund level fees and the compounding of returns, the performance of these funds should differ significantly from their benchmarks over time. This is particularly true for the leveraged funds due to the multiplier effect of the leverage factors involved.

     In addition to all of the risks mentioned above, there are specific investment risks associated with the various funds of the Series Funds (such as Active Trading Risk, Correlation Risk, Swap Counterparty Credit Risk and Risks of Aggressive Investment Techniques). These risks are not defined in this prospectus, but are described in detail in the attached Series Fund prospectuses. You should read those prospectuses very carefully before applying for the policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 22.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time . Generally, each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

                                TRANSACTION FEES
-------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE   Upon payment of           30% of Target Premiums paid
                        premium                   in policy year 1
                                                  15% of Target Premiums paid
                                                  in policy years 2-5
                                                  10% of Target Premiums paid
                                                  in policy years 6-10
                                                  4% of Target Premiums paid
                                                  in policy years 11-20
                                                  3% of Target Premiums paid
                                                  in policy years 21 and
                                                  thereafter
                                                  3.5% of any premiums paid in
                                                  excess of Target Premiums in
                                                  Policy years 1-10
                                                  3% of any premiums paid in
                                                  excess of Target Premiums in
                                                  policy year 11 and
                                                  thereafter*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE     Upon payment of           2.35% of each premium paid
                        premium
-------------------------------------------------------------------------------
 DAC TAX CHARGE         Upon payment of           1.25% of each premium paid
                        premium
-------------------------------------------------------------------------------
 PREMIUM PROCESSING     Upon payment of           1.25% of each premium paid**
 CHARGE                 premium
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL        Upon making a partial     $20
 WITHDRAWAL CHARGE      withdrawal
-------------------------------------------------------------------------------

     * The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

     ** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

                       PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                   AMOUNT DEDUCTED
                                                   -----------------------------------------------
        CHARGE           WHEN CHARGE IS DEDUCTED      GUARANTEED RATE            CURRENT RATE
--------------------------------------------------------------------------------------------------
INSURANCE CHARGE:*
 MINIMUM CHARGE . . .    Monthly                   $0.0001 per $1,000      $0.0001 per $1,000 of
                                                   of AAR                  AAR
 MAXIMUM CHARGE . . .    Monthly                   $83.20 per $1,000 of    $54.74 per $1,000 of
                                                   AAR                     AAR
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSONS. . .    Monthly                   $0.003 per $1,000 of    $0.003 per $1,000 of
                                                   AAR                     AAR
--------------------------------------------------------------------------------------------------
 ISSUE CHARGE            Monthly                   $55.55 only during      $55.55 only during
                                                   policy year 1-5 plus    policy year 1-5 plus
                                                   2c per 1,000 of         2c per 1,000 of Total
                                                   Total Sum Insured at    Sum Insured at issue
                                                   issue only during       only during policy
                                                   policy years 1-3**      years 1-3**
--------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE    Monthly                   $10 in all policy       $7.50 in all policy
                                                   years plus 3c per       years plus 1c per
                                                   $1,000 of Total Sum     $1,000 of Total Sum
                                                   Insured at issue in     Insured at issue in
                                                   all policy years        policy years 1-10***
--------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM       Monthly, starting in      3c per $1,000 of        1c per $1,000 of Basic
DEATH BENEFIT            policy year 11            Basic Sum Insured at    Sum Insured at issue
CHARGE****                                         issue
--------------------------------------------------------------------------------------------------
ASSET-BASED RISK         Monthly                   .08% of account         .07% in policy years
CHARGE*****                                        value                   1-15 for policies with
                                                                           Total Sum Insured at
                                                                           issue of less than $5
                                                                           million
                                                                           .06% in policy years
                                                                           1-15 for policies with
                                                                           Total Sum Insured at
                                                                           issue of $5 million -
                                                                           $15 million
                                                                           .01% in policy years
                                                                           1-15 for policies with
                                                                           Total Sum Insured at
                                                                           issue of $15 million
                                                                           or more
                                                                           .01% in policy years
                                                                           16 and thereafter,
                                                                           regardless of Total
                                                                           Sum Insured at issue
--------------------------------------------------------------------------------------------------
MAXIMUM POLICY LOAN      Accrues daily             4.75%                   4.75%
INTEREST RATE******      Payable annually
--------------------------------------------------------------------------------------------------

     * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

     ** The second part of this charge is guaranteed not to exceed $200.

     *** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

     **** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

     ***** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

     ****** 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                RIDER CHARGES
-------------------------------------------------------------------------------
        CHARGE           WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
OPTIONAL ENHANCED        Upon payment of         2% of all premiums paid in
 CASH VALUE RIDER        premium                 the first policy year up to
                                                 the Target Premium
-------------------------------------------------------------------------------
POLICY SPLIT OPTION                              3c per $1,000 of current
 RIDER                   Monthly                 Total Sum Insured
-------------------------------------------------------------------------------
FOUR YEAR TERM RIDER*
 MINIMUM CHARGE . . .    Monthly                 $0.004 per $1,000 of Term
                                                 Death Benefit
 MAXIMUM CHARGE . . .    Monthly                 $0.02 per $1,000 of Term
                                                 Death Benefit
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSONS. . .    Monthly                 $0.005 per $1,000 of Term
                                                 Death Benefit
-------------------------------------------------------------------------------

     * The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses

    TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF          0.70%                 2.71%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
-----------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF            0.70%                 1.98%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
-----------------------------------------------------------------------------------------

* ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses," as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2004.

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

                                                                                                                          TOTAL FUND
                                                                DISTRIBUTION     OTHER         TOTAL FUND                  OPERATING
                                                                     AND       OPERATING        OPERATING                  EXPENSES
                                                   INVESTMENT      SERVICE      EXPENSES        EXPENSES     EXPENSE         WITH
                                                   MANAGEMENT      (12B-1)      WITHOUT          WITHOUT     REIMBURSE-   REIMBURSE-
                    FUND NAME                         FEE           FEES      REIMBURSEMENT   REIMBURSEMENT     MENT         MENT
------------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES TRUST I - NAV CLASS
 SHARES (NOTE 1):
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                     0.80%           N/A          0.06%           0.86%          0.00%         0.86%
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . . . . . . . . . . .     0.67%           N/A          0.06%           0.73%          0.00%         0.73%
------------------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . . . . . . . . . . . .     0.68%           N/A          0.06%           0.74%          0.00%         0.74%
------------------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . . . . . . . . . . .     0.61%           N/A          0.09%           0.70%          0.00%         0.70%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bull. . . . . . . . . . . . . . . . .     0.75%          0.25%         0.87%           1.87%          0.00%         1.87%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP OTC . . . . . . . . . . . . . . . . .     0.75%          0.25%         0.95%           1.95%          0.00%         1.95%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value . . . . . . . . . . . .     0.75%          0.25%         1.08%           2.08%          0.10%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth. . . . . . . . . . . .     0.75%          0.25%         1.02%           2.02%          0.04%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap . . . . . . . . . . . . . .     0.75%          0.25%         0.73%           1.73%          0.00%         1.73%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value . . . . . . . . . . .     0.75%          0.25%         1.08%           2.08%          0.10%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth. . . . . . . . . . .     0.75%          0.25%         1.00%           2.00%          0.02%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Europe 30 . . . . . . . . . . . . . .     0.75%          0.25%         0.91%           1.91%          0.00%         1.91%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Asia 30 . . . . . . . . . . . . . . .     0.75%          0.25%         0.93%           1.93%          0.00%         1.93%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull . . . . . . . . . . . . . .     0.75%          0.25%         1.07%           2.07%          0.09%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap. . . . . . . . . . . . .     0.75%          0.25%         1.08%           2.08%          0.10%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap. . . . . . . . . . . .     0.75%          0.25%         1.00%           2.00%          0.02%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraOTC. . . . . . . . . . . . . . .     0.75%          0.25%         0.97%           1.97%          0.00%         1.97%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear. . . . . . . . . . . . . . . . .     0.75%          0.25%         0.98%           1.97%          0.00%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap . . . . . . . . . . .     0.75%          0.25%         1.71%           2.71%          0.73%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Short OTC . . . . . . . . . . . . . .     0.75%          0.25%         0.99%           1.99%          0.01%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus. . . . . . . . .     0.50%          0.25%         0.99%           1.74%          0.01%         1.73%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity. . . . . . .     0.75%          0.25%         0.91%           1.91%          0.00%         1.91%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Money Market. . . . . . . . . . . . .     0.75%          0.25%         0.43%           1.43%          0.08%         1.35%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Basic Materials . . . . . . . . . . .     0.75%          0.25%         1.03%           2.03%          0.05%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Biotechnology . . . . . . . . . . . .     0.75%          0.25%         1.04%           2.04%          0.06%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Energy. . . . . . . . . . . . . . . .     0.75%          0.25%         1.09%           2.09%          0.11%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Financial . . . . . . . . . . . . . .     0.75%          0.25%         1.07%           2.07%          0.09%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Healthcare. . . . . . . . . . . . . .     0.75%          0.25%         1.04%           2.04%          0.06%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Precious Metals . . . . . . . . . . .     0.75%          0.25%         0.98%           1.98%          0.00%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Real Estate . . . . . . . . . . . . .     0.75%          0.25%         1.02%           2.02%          0.04%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Semiconductor . . . . . . . . . . . .     0.75%          0.25%         1.05%           2.05%          0.07%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Technology. . . . . . . . . . . . . .     0.75%          0.25%         0.93%           1.93%          0.00%         1.93%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Telecommunications. . . . . . . . . .     0.75%          0.25%         1.06%           1.93%          0.08%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Utilities . . . . . . . . . . . . . .     0.75%          0.25%         1.06%           2.06%          0.08%         1.98%
------------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund shown above when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST.

(2) ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses," as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2004. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that repayment will not cause the fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investor.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 6.

CONTENTS OF THIS SECTION                                                         BEBEGINNING ON PAGE
Description of John Hancock . . . . . . . . . . . . . . . . . . . . . . . . .            14
Description of John Hancock Variable Life Account UV  . . . . . . . . . . . .            14
Description of the Underlying Funds . . . . . . . . . . . . . . . . . . . . .            14
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .            15
 Changes we can make to a Series Fund or the Account  . . . . . . . . . . . .            15
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .            15
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            16
 Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            16
 Minimum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .            16
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .            16
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .            16
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .            17
Lapse and reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .            17
 Guaranteed minimum death benefit feature . . . . . . . . . . . . . . . . . .            17
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            18
 Optional extra death benefit feature . . . . . . . . . . . . . . . . . . . .            19
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .            19
 Basic Sum Insured vs. Additional Sum Insured . . . . . . . . . . . . . . . .            19
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .            19
 When the younger insured person reaches 100  . . . . . . . . . . . . . . . .            20
 Requesting an increase in coverage . . . . . . . . . . . . . . . . . . . . .            20
 Requesting a decrease in coverage  . . . . . . . . . . . . . . . . . . . . .            20
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .            20
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .            21
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .            21
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            21
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .            21
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .            21
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .            21
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            22
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .            22
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .            22
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .            22
 Dollar cost averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . .            23
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .            23
 Full surrender. . . . . . . . . . . . . . . . . . . . . .                               23

CONTENTS OF THIS SECTION                                                         BEBEGINNING ON PAGE
 Partial withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            24
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            24
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .            24
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .            24
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .            25
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .            25
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .            25
 Additional information about how certain policy charges work . . . . . . . .            26
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .            27
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .            27
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .            28
 Optional benefit riders you can add  . . . . . . . . . . . . . . . . . . . .            28
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .            28
 Procedures for issuance of a policy  . . . . . . . . . . . . . . . . . . . .            28
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .            29
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .            30
 Policy cancellation right  . . . . . . . . . . . . . . . . . . . . . . . . .            30
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .            30
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .            31
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .            31
 How you communicate with us  . . . . . . . . . . . . . . . . . . . . . . . .            31
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            33
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            34
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            34
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .            34
 Diversification rules and ownership of the Account . . . . . . . . . . . . .            35
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            35
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .            36
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            36
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .            36
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .            36
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .            36

DESCRIPTION OF JOHN HANCOCK

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2003, our assets were approximately $96 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of ProFunds and/or John Hancock Variable Series Trust I, (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all of the ProFunds investment options, the entity listed on page 1 (ProFund Advisers LLC) is the investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option -- the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.



PREMIUMS

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums--annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 17).

Minimum premium payments

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 33. Also, we may refuse to accept any amount of an additional premium if:

     .    that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse , regardless of adverse investment performance, if both of the following are true:

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

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 29. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     .    We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 33).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 33). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

     .    the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .    Total Sum Insured decreases

     .    Additional Sum Insured increases

     . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 25. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 25.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 26. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the VST Money Market subaccount of the Account which, in turn, will invest in the Money Market Fund of the John Hancock Variable Series Trust I. This is the only way in which the VST Money Market subaccount is used in the policy, It is NOT an investment option you can select.

     On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the VST Money Market subaccount attributable to such payment will be reallocated automatically among the investment options you have chosen. If you have not chosen the investment option(s) to which the money will be reallocated, the money will be reallocated automatically to the ProFund VP Money Market investment option.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option (other than a ProFund investment option) in any policy year is $1,000,000.

     As mentioned on page 3, only ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options (other than ProFund investment options). Under our current rules, we impose the following restrictions on transfers into and out of variable investment options (other than ProFund investment options):

     . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

     . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     .    You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     .    The most you can transfer at any one time is the greater of (i) $500
          (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the ProFund VP Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 25). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 18) and under the guaranteed minimum death benefit feature (see page 17). Under Option A , such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 17. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

POLICY LOANS

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement".) The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 33).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

..    Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

..    DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

..    Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

..    Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

..    Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

..    Issue charge - A monthly charge to help defray our administrative costs.
     This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

..    Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

..    Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's

     "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

..    Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk

..    Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. ( That monthly percentage equates to an effective annual percentage of .10%.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

..    Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

..    Optional benefits charge - Monthly charges for optional insurance benefits
     (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 28.

..    Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 33.)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 9 and 10) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 9 and 10 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

..    Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

..    Optional enhanced cash value rider - If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 25. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

..    Four year term rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 27. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .    Combining or removing investment options

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     .    Borrow or withdraw amounts you have in the investment options

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . John Hancock at one of the addresses shown on the back cover of this prospectus, or

     .    the John Hancock representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     These general rules apply to any transaction other than a request to transfer existing account value to or from a ProFund investment option (a "ProFund transfer request"). Special rules apply to ProFund transfer requests (see "ProFund Transfer Requests" below).

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .    loans

     . transfers of account value among investment options (other than ProFund transfer requests)

     .    change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options (other than ProFund transfer requests) simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions. If the website referred to below is completed and made available to you, such availability will be subject to its own special risks and its own set of conditions and restrictions which you will have to agree to in order to gain access.

     As mentioned on page 3, only the ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers of non-ProFund investment options. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

ProFund Transfer Requests

     Any written ProFund transfer request may be mailed or expressed to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. We don't consider any such request to be received until such time as it has arrived at the proper place and in the proper and complete form. If you complete a special authorization form, you can make a ProFund transfer request by faxing us at 1-617-572-7515 or by e-mailing us at JHSSMVULService@jhancock.com. There is a risk you will be unable to place a given request due to equipment malfunction or heavy phone line usage. If this occurs, you will have to submit your request by mail or express mail.

     Any ProFund transfer request must include your name, daytime telephone number, policy number and the names of the investment options involved. We cannot process any request that doesn't include this required information. ANY PROFUND TRANSFER REQUEST THAT ARRIVES AFTER THE "CUT-OFF TIME" AND PRIOR TO THE END OF OUR BUSINESS DAY WILL NOT BE ACCEPTED. UNDER OUR CURRENT ADMINISTRATIVE RULES, THE CUT-OFF TIME IS 3:00 P.M. EASTERN STANDARD TIME. We reserve the right to change the cut-off time and to vary it among various groups of policy owners based upon criteria such as the method of transmission of the transfer request. We will notify you of any change to the cut-off time that is applicable to your policy. We are currently developing a special electronic submission procedure through a special Internet website. If we are successful in that development, the expectation is that requests submitted through the website will have a later cut-off time than requests submitted by other means. However, there is no guarantee as to when, or even whether, that website development project will be completed.

Third Party Authorizations

     We anticipate that a number of those persons buying this type of policy will wish to engage the services of an investment professional and delegate to that investment professional the authority to request transfers among investment options. If you wish to make such a delegation, you must notify us in writing on a special authorization form we will provide. We will not be responsible for acting on instructions from your investment professional while the delegation remains in effect. Your delegation will remain in effect until we receive written notice from you revoking the delegation or until the authorization form terminates in accordance with its terms.

     The investment professional to whom you delegate authority may be a firm or person who is appointed by us as an authorized seller of our variable life insurance policies. However, in providing investment advice or in making transfers among investment options, the investment professional will be acting on your behalf, not on our behalf. We will not be responsible for any recommendations the investment professional makes, for any market timing or asset allocation programs the investment professional chooses to follow, or for any specific transfers the investment professional makes on your behalf.

     If your investment professional also represents other owners of policies like yours, we may require your investment professional to enter into a special administrative agreement with us as a condition of our accepting transfer requests on your behalf. The agreement may impose limitations on the investment professional's ability to request such transfers. Such limitations would be intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients. The agreement may prohibit or limit transfers involving particular investment options, require advance notice of transfers above a certain dollar amount, or impose other trading restrictions. We may also require that the investment professional transmit all requests in a specific manner (e.g., by using the electronic functionality available on a specified Internet website). We will reserve the right to modify, suspend or terminate any such agreement at any time upon notice to the investment professional. If we terminate an agreement with your investment professional, we will notify you of that fact. We may require that your investment professional provide a proper identification (such as a Personal Identification Number) before we allow the investment professional to perform transfers on your behalf.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                     PAGE
Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
account value . . . . . . . . . . . . . . . . . . . . . . . . . .           4
Additional Sum Insured. . . . . . . . . . . . . . . . . . . . . .          18
asset-based risk charge . . . . . . . . . . . . . . . . . . . . .          26
attained age. . . . . . . . . . . . . . . . . . . . . . . . . . .          26
Basic Sum Insured . . . . . . . . . . . . . . . . . . . . . . . .          19
beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . .          21
business day. . . . . . . . . . . . . . . . . . . . . . . . . . .          15
changing Option A or B. . . . . . . . . . . . . . . . . . . . . .          20
changing the Total Sum Insured. . . . . . . . . . . . . . . . . .          20
charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          34
cost of insurance rates . . . . . . . . . . . . . . . . . . . . .          25
cut-off date. . . . . . . . . . . . . . . . . . . . . . . . . . .          32
date of issue . . . . . . . . . . . . . . . . . . . . . . . . . .          29
death benefit . . . . . . . . . . . . . . . . . . . . . . . . . .           4
deductions. . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
dollar cost averaging . . . . . . . . . . . . . . . . . . . . . .          23
expenses of the Series Funds. . . . . . . . . . . . . . . . . . .          27
fixed investment option . . . . . . . . . . . . . . . . . . . . .          15
full surrender. . . . . . . . . . . . . . . . . . . . . . . . . .          23
fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
grace period. . . . . . . . . . . . . . . . . . . . . . . . . . .          17
guaranteed minimum death benefit. . . . . . . . . . . . . . . . .          18
Guaranteed Minimum Death Benefit Premium. . . . . . . . . . . . .          18
insurance charge. . . . . . . . . . . . . . . . . . . . . . . . .          25
insured person. . . . . . . . . . . . . . . . . . . . . . . . . .           3
investment options. . . . . . . . . . . . . . . . . . . . . . . .           1
John Hancock. . . . . . . . . . . . . . . . . . . . . . . . . . .          14
lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17
loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24
loan interest . . . . . . . . . . . . . . . . . . . . . . . . . .          24
Market Timing . . . . . . . . . . . . . . . . . . . . . . . . . .          22
maximum premiums. . . . . . . . . . . . . . . . . . . . . . . . .          16
Minimum Initial Premium . . . . . . . . . . . . . . . . . . . . .          29
minimum insurance amount. . . . . . . . . . . . . . . . . . . . .          19
modified endowment. . . . . . . . . . . . . . . . . . . . . . . .          35
monthly deduction date. . . . . . . . . . . . . . . . . . . . . .          29
Option A; Option B. . . . . . . . . . . . . . . . . . . . . . . .           4
owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30
partial withdrawal. . . . . . . . . . . . . . . . . . . . . . . .          23
partial withdrawal charge . . . . . . . . . . . . . . . . . . . .          26
payment options . . . . . . . . . . . . . . . . . . . . . . . . .          21
Planned Premium . . . . . . . . . . . . . . . . . . . . . . . . .          16
policy anniversary. . . . . . . . . . . . . . . . . . . . . . . .          29
policy year . . . . . . . . . . . . . . . . . . . . . . . . . . .          29
premium; premium payment. . . . . . . . . . . . . . . . . . . . .           3
prospectus. . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
receive; receipt. . . . . . . . . . . . . . . . . . . . . . . . .          32
reinstate; reinstatement. . . . . . . . . . . . . . . . . . . . .          17
sales charge. . . . . . . . . . . . . . . . . . . . . . . . . . .          25
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
Separate Account UV . . . . . . . . . . . . . . . . . . . . . . .          14
Series Funds. . . . . . . . . . . . . . . . . . . . . . . . . . .          14
Servicing Office. . . . . . . . . . . . . . . . . . . . . . . . .  back cover
special loan account. . . . . . . . . . . . . . . . . . . . . . .          24
subaccount. . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
surrender value . . . . . . . . . . . . . . . . . . . . . . . . .           4
Target Premium. . . . . . . . . . . . . . . . . . . . . . . . . .          25
tax considerations. . . . . . . . . . . . . . . . . . . . . . . .          33
telephone transfers . . . . . . . . . . . . . . . . . . . . . . .          32
Total Sum Insured . . . . . . . . . . . . . . . . . . . . . . . .          18
transfers of account value. . . . . . . . . . . . . . . . . . . .          22
variable investment options . . . . . . . . . . . . . . . . . . .          14
we; us. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . . . .          23
withdrawal charges. . . . . . . . . . . . . . . . . . . . . . . .          26
you; your . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30

     In addition to this prospectus, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.








                          JOHN HANCOCK SERVICING OFFICE
                          -----------------------------

                   EXPRESS DELIVERY              MAIL DELIVERY
                   ----------------              -------------
                 529 Main Street (X-4)            P.O. Box 111
                 Charlestown, MA 02129          Boston, MA 02117

                        PHONE:                        FAX:
                        ------                        ----
                    1-800-732-5543               1-617-886-3048









     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.







Investment Company Act File No. 811-7766

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2004
                                FOR INTERESTS IN

              JOHN HANCOCK VARIABLE LIFE ACCOUNT UV ("REGISTRANT")
                       INTERESTS ARE MADE AVAILABLE UNDER

                        VARIABLE ESTATE PROTECTION PLUS
    A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE SURVIVORSHIP INSURANCE POLICY
                                   ISSUED BY

              JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

                        ("JOHN HANCOCK" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a John
Hancock representative or by contacting the John Hancock Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS

CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            2
Financial Statements of Registrant and Depositor. . . . .            4

DESCRIPTION OF THE DEPOSITOR

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock is authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2003, John Hancock's assets were approximately $96 billion.

  John Hancock is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. John Hancock is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. John Hancock is required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which John Hancock is subject, however, does not provide a guarantee as to such matters.

DESCRIPTION OF THE REGISTRANT

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account UV (the "Account"), a separate account established by John Hancock under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock.

  The Account's assets are John Hancock's property. Each policy provides that amounts John Hancock holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against John Hancock.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

  The administration of all policies issued by John Hancock and of all registered separate accounts organized by John Hancock is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither John Hancock nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and John Hancock. John Hancock pay compensation to these broker-dealers for promoting, marketing and selling John Hancock products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

   . 87.75% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 5% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, John Hancock pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, John Hancock may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, John
Hancock may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. Signator representatives may also receive additional cash incentives (in the form of bonus payments, expense payments or the waiver of overhead costs or expenses) or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of policies issued by John Hancock. From time to time, Signator, at its expense, may provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our policies instead of policies issued by other insurance companies.

  John Hancock offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  John Hancock reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by John Hancock for each of the last three years is as follows:

                              2003 . . .       $ 6,010,551
                              2002 . . .       $ 8,611,791
                              2001 . . .       $10,443,430

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts. In 2002 the Company changed its method of accounting for goodwill and other intangible assets and in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans and for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 25, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS


                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
ASSETS
Investments - Notes 3 and 5
Fixed maturities:
 Held-to-maturity-at amortized cost (fair value:
  2003-$1,512.8; 2002-$1,777.2). . . . . . . . . . . .   $ 1,488.7   $ 1,727.0
 Available-for-sale-at fair value (cost:
  2003-$43,907.7; 2002-$41,206.5). . . . . . . . . . .    46,482.1    42,046.3
Equity securities:
 Available-for-sale-at fair value (cost: 2003-$249.9;
  2002-$307.5) . . . . . . . . . . . . . . . . . . . .       333.1       349.6
 Trading securities-at fair value (cost: 2003-$0.1;
  2002-$0.3) . . . . . . . . . . . . . . . . . . . . .         0.6         0.7
Mortgage loans on real estate. . . . . . . . . . . . .    10,871.1    10,296.5
Real estate. . . . . . . . . . . . . . . . . . . . . .       123.8       255.3
Policy loans . . . . . . . . . . . . . . . . . . . . .     2,019.2     2,014.2
Short-term investments . . . . . . . . . . . . . . . .        31.5       137.3
Other invested assets. . . . . . . . . . . . . . . . .     2,912.2     2,839.1
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .    64,262.3    59,666.0
Cash and cash equivalents. . . . . . . . . . . . . . .     2,626.9       897.0
Accrued investment income. . . . . . . . . . . . . . .       700.5       743.2
Premiums and accounts receivable . . . . . . . . . . .       104.1       114.1
Deferred policy acquisition costs. . . . . . . . . . .     3,420.7     3,352.6
Reinsurance recoverable - Note 11. . . . . . . . . . .     2,677.3     2,958.9
Other assets . . . . . . . . . . . . . . . . . . . . .     2,786.9     2,660.3
Separate account assets. . . . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $95,948.3   $87,807.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $38,451.0   $34,233.8
Policyholders' funds . . . . . . . . . . . . . . . . .    21,693.5    22,571.0
Consumer notes - Note 8. . . . . . . . . . . . . . . .     1,550.4       290.2
Unearned revenue . . . . . . . . . . . . . . . . . . .       406.9       368.9
Unpaid claims and claim expense reserves . . . . . . .       166.5       160.7
Dividends payable to policyholders . . . . . . . . . .       440.0       463.0
Short-term debt - Note 8 . . . . . . . . . . . . . . .       104.0        99.5
Long-term debt - Note 8. . . . . . . . . . . . . . . .       609.4       703.9
Income taxes - Note 6. . . . . . . . . . . . . . . . .     1,534.1       925.0
Other liabilities. . . . . . . . . . . . . . . . . . .     4,034.9     4,397.3
Separate account liabilities . . . . . . . . . . . . .    19,369.6    17,414.9
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    88,360.3    81,628.2
Minority interest - Note 10. . . . . . . . . . . . . .         5.1         7.3
Commitments and contingencies - Note 13
Shareholder's Equity - Note 14
Common stock, $10,000 par value; 1,000 shares
 authorized and outstanding. . . . . . . . . . . . . .        10.0        10.0
Additional paid in capital . . . . . . . . . . . . . .     4,763.2     4,763.2
Retained earnings. . . . . . . . . . . . . . . . . . .     1,332.1       956.1
Accumulated other comprehensive income . . . . . . . .     1,477.6       442.2
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     7,582.9     6,171.5
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $95,948.3   $87,807.0
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                 YEARS ENDED DECEMBER 31,
                                              ------------------------------
                                                2003       2002        2001
                                              ---------  ---------  -----------
                                                      (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $2,039.4   $1,984.2    $2,351.9
Universal life and investment-type product
 charges. . . . . . . . . . . . . . . . . .      639.2      606.0       600.8
Net investment income - Note 3. . . . . . .    3,799.4    3,581.0     3,646.2
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and the policyholder
 dividend obligation ($(55.8), $(74.1) and
 $(4.1), respectively) -
 Notes 1, 3 and 12. . . . . . . . . . . . .       58.2     (450.5)     (245.8)
Investment management revenues, commissions
 and other fees . . . . . . . . . . . . . .      500.0      530.6       606.6
Other revenue . . . . . . . . . . . . . . .      269.9      241.5       185.8
                                              --------   --------    --------
 Total revenues . . . . . . . . . . . . . .    7,306.1    6,492.8     7,145.5
BENEFITS AND EXPENSES
Benefits to policyholders, excluding amounts
 related to net realized investment and
 other gains (losses) credited to
 participating pension contractholders and
 the policyholder dividend obligation
 ($(61.9), $(35.2) and $25.3, respectively)
 - Notes 1, 3 and 12. . . . . . . . . . . .    3,849.2    3,805.2     4,328.1
Other operating costs and expenses. . . . .    1,406.0    1,250.5     1,249.3
Amortization of deferred policy acquisition
 costs, excluding amounts related to net
 realized investment and other gains
 (losses) ($6.1, $(38.9), and $(29.4),
 respectively) - Notes 1,
 3 and 12 . . . . . . . . . . . . . . . . .      298.3      313.4       249.0
Dividends to policyholders. . . . . . . . .      537.8      556.2       551.7
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    6,091.3    5,925.3     6,378.1
Income before income taxes and cumulative
 effect of accounting changes . . . . . . .    1,214.8      567.5       767.4
Income taxes - Note 6 . . . . . . . . . . .      345.3      108.6       200.7
                                              --------   --------    --------
Income before cumulative effect of
 accounting changes . . . . . . . . . . . .      869.5      458.9       566.7
Cumulative effect of accounting changes, net
 of income tax - Note 1 . . . . . . . . . .     (279.0)        --         7.2
                                              --------   --------    --------
Net income. . . . . . . . . . . . . . . . .   $  590.5   $  458.9       573.9
                                              ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                        EQUITY AND COMPREHENSIVE INCOME

                                                         ACCUMULATED
                                 ADDITIONAL                 OTHER          TOTAL
                        COMMON     PAID      RETAINED   COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                        STOCK   IN CAPITAL   EARNINGS   INCOME (LOSS)     EQUITY          SHARES
                        ------  -----------  ---------  -------------  -------------  --------------
                                         (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . .   $10.0    $4,764.6    $  284.3     $   66.7       $5,125.6         1,000
Demutualization
 transaction. . . . .                (1.2)                                   (1.2)
Comprehensive income:
 Net income . . . . .                           573.9                       573.9
Other comprehensive
 income, net of tax:
 Net unrealized
  investment losses .                                        (81.1)         (81.1)
 Foreign currency
  translation
  adjustment. . . . .                                          1.0            1.0
 Minimum pension
  liability . . . . .                                         15.2           15.2
 Cash flow hedges . .                                         (3.8)          (3.8)
                                                                         --------
Comprehensive income.                                                       505.2
Dividend paid to
 parent company . . .                          (250.0)                     (250.0)
Change in accounting
 principles . . . . .                                        227.6          227.6
                        -----    --------    --------     --------       --------         -----
Balance at December
 31, 2001 . . . . . .   $10.0    $4,763.4    $  608.2     $  225.6       $5,607.2         1,000
                        =====    ========    ========     ========       ========         =====
Demutualization
 transaction. . . . .                (0.2)                                   (0.2)
Comprehensive income:
 Net income . . . . .                           458.9                       458.9
Other comprehensive
 income, net of tax:
 Net unrealized
  investment gains. .                                         65.7           65.7
 Minimum pension
  liability . . . . .                                        (24.4)         (24.4)
 Cash flow hedges . .                                        175.3          175.3
                                                                         --------
Comprehensive income.                                                       675.5
Dividends paid to
 parent company . . .                          (111.0)                     (111.0)
                        -----    --------    --------     --------       --------         -----
Balance at December
 31, 2002 . . . . . .   $10.0    $4,763.2    $  956.1     $  442.2       $6,171.5         1,000
                        =====    ========    ========     ========       ========         =====
Comprehensive income:
 Net income . . . . .                           590.5                       590.5
Other comprehensive
 income, net of tax:
 Net unrealized
  investment gains. .                                        919.7          919.7
 Foreign currency
  translation
  adjustment. . . . .                                         (0.1)          (0.1)
 Minimum pension
  liability . . . . .                                        (15.8)         (15.8)
 Cash flow hedges . .                                         31.7           31.7
                                                                         --------
Comprehensive income.                                                     1,526.0
Dividends paid to
 parent company . . .                          (214.5)                     (214.5)
Change is accounting
 principle. . . . . .                                         99.9           99.9
                        -----    --------    --------     --------       --------         -----
Balance at December
 31, 2003 . . . . . .   $10.0    $4,763.2    $1,332.1     $1,477.6       $7,582.9         1,000
                        =====    ========    ========     ========       ========         =====

 The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              YEARS ENDED DECEMBER 31,
                                        ------------------------------------
                                           2003         2002          2001
                                        -----------  -----------  -------------
                                                   (IN MILLIONS)
Cash flows from operating activities:
Net income. . . . . . . . . . . . . .   $    590.5   $    458.9    $    573.9
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
 Amortization of discount - fixed
  maturities. . . . . . . . . . . . .         17.8        (78.3)       (134.0)
 Net realized investment and other
  (gains) losses. . . . . . . . . . .        (58.2)       450.5         245.8
 Change in accounting principles. . .        279.0           --          (7.2)
 Change in deferred policy acquisition
  costs . . . . . . . . . . . . . . .       (227.7)      (194.1)       (204.0)
 Depreciation and amortization. . . .         42.4         47.4          72.1
 Net cash flows from trading
  securities. . . . . . . . . . . . .          0.1          0.7           0.2
 Decrease (increase) in accrued
  investment income . . . . . . . . .         42.7          2.7         (46.5)
 Decrease in premiums and accounts
  receivable. . . . . . . . . . . . .         10.0          3.1          11.8
 Increase in other assets and other
  liabilities, net. . . . . . . . . .       (199.4)      (308.4)       (252.1)
 Increase in policy liabilities and
  accruals, net . . . . . . . . . . .      2,452.3      2,086.8       2,323.7
 Increase (decrease) in income taxes.       (107.1)        (2.7)        191.2
                                        ----------   ----------    ----------
  Net cash provided by operating
     activities . . . . . . . . . . .      2,842.4      2,466.6       2,774.9
Cash flows used in investing
 activities:
 Sales of:
  Fixed maturities available-for-sale     11,064.6      4,897.1      16,058.9
  Equity securities available-for-sale       279.4        316.4         614.6
  Real estate . . . . . . . . . . . .        164.4        127.7          53.8
  Short-term investments and other
     invested assets. . . . . . . . .        500.0        458.7         113.4
  Home office properties. . . . . . .        887.6           --            --
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity .        227.5        214.2         241.8
  Fixed maturities available-for-sale      3,375.7      2,720.1       3,087.0
  Short-term investments and other
     invested assets. . . . . . . . .        155.3        149.3         168.4
  Mortgage loans on real estate . . .      1,395.0      1,520.6       1,342.0
 Purchases of:
  Fixed maturities held-to-maturity .        (69.5)       (27.6)        (66.7)
  Fixed maturities available-for-sale    (17,443.6)   (12,984.7)    (26,321.9)
  Equity securities available-for-sale       (90.9)       (90.9)       (285.8)
  Real estate . . . . . . . . . . . .        (33.4)        (8.1)        (52.8)
  Short-term investments and other
     invested assets. . . . . . . . .     (1,127.7)    (1,369.2)       (448.5)
Mortgage loans on real estate issued.     (2,092.6)    (2,036.5)     (1,204.5)
Net cash (paid) received related to
 acquisition of businesses. . . . . .         93.7           --         (28.2)
Net cash paid related to sale of
 businesses . . . . . . . . . . . . .       (188.4)          --            --
Other, net. . . . . . . . . . . . . .        (65.7)       (99.7)        177.4
                                        ----------   ----------    ----------
 Net cash used in investing activities  $ (2,968.6)  $ (6,212.6)   $ (6,551.1)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                               YEARS ENDED DECEMBER 31,
                                           ---------------------------------
                                             2003        2002         2001
                                           ----------  ----------  ------------
                                                     (IN MILLIONS)
Cash flows from financing activities:
 Dividend paid to parent company . . . .   $  (100.0)  $  (111.0)   $  (250.0)
 Universal life and investment-type
  contract deposits. . . . . . . . . . .     7,681.5     8,999.4     10,520.3
 Universal life and investment-type
  contract maturities and withdrawals. .    (6,970.5)   (5,505.4)    (8,271.8)
 Issuance of consumer notes. . . . . . .     1,260.2       290.2           --
 Issuance of short-term debt . . . . . .       148.9        92.8        105.4
 Issuance of long-term debt. . . . . . .          --        20.0          6.5
 Repayment of short-term debt. . . . . .      (158.0)     (110.6)       (23.0)
 Repayment of long-term debt . . . . . .        (6.0)      (57.7)       (29.9)
 Net decrease in commercial paper. . . .          --          --       (222.3)
                                           ---------   ---------    ---------
 Net cash provided by financing
  activities . . . . . . . . . . . . . .     1,856.1     3,617.7      1,835.2
                                           ---------   ---------    ---------
 Net increase (decrease) in cash and cash
  equivalents. . . . . . . . . . . . . .     1,729.9      (128.3)    (1,941.0)
Cash and cash equivalents at beginning of
 year. . . . . . . . . . . . . . . . . .       897.0     1,025.3      2,966.3
                                           ---------   ---------    ---------
Cash and cash equivalents at end of year   $ 2,626.9   $   897.0    $ 1,025.3
                                           =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Life Insurance Company, (the Company), is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services (JHFS).

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be
Manulife's primary U.S. brand.   This Form 10-K does not reflect or assume any
changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. All of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov, under the name Hancock John Life.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, John Hancock Financial Services, Inc. (JHFS or the Parent Company), which is a holding company, in the form of a dividend. The transfer was accounted for as a transfer of entities under common control. As a result of the transfer, all current and prior period consolidated financial data was restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

RECENT ACQUISITION / DISPOSAL ACTIVITY

The acquisitions described under the table below were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from each date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess, if any, of the applicable purchase price over the estimated fair values of the acquired assets and liabilities recorded as goodwill. These entities or books of business generally were acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses.

The disposal described under the table below was conducted in order to execute the Company's strategy to focus resources on businesses in which it can have a leadership position. The table below presents actual and proforma data for comparative purposes for the periods indicated to demonstrate the proforma effect of the acquisitions and disposal as if they occurred on January 1, 2001.

                                             YEARS ENDED DECEMBER 31,
                        -------------------------------------------------------------------
                           2003                   2002                   2001
                         PROFORMA      2003     PROFORMA      2002     PROFORMA       2001
                        -----------  --------  -----------  --------  -----------  ----------
                                                   (IN MILLIONS)
                        (UNAUDITED)            (UNAUDITED)            (UNAUDITED)
                        -----------            -----------            -----------
Revenue . . . . . . .    $7,261.3    $7,306.1   $6,406.9    $6,492.8   $7,043.5     $7,145.5
Net income. . . . . .    $  587.7    $  590.5   $  463.3    $  458.9   $  582.0     $  573.9

Acquisitions:

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million.

Disposal:

On June 19, 2003, the Company agreed to sell its group life insurance business through a reinsurance agreement with Metropolitan Life Insurance Company, Inc. (MetLife). The Company is ceding all activity after May 1, 2003 to MetLife. The transaction was recorded as of May 1, 2003 and closed November 4, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

INVESTMENTS

The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of the Company's other real estate to be disposed of was $28.5 million and $143.8 million at December 31, 2003 and 2002, respectively and is reported in real estate in the Investment section of the consolidated balance sheets. On March 14, 2003 the Company sold three of it Home Office complex properties and entered into a long-term lease on its parking garage to Beacon Capital Partners for $910.0 million. See Note 9 - Sale\Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sale commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads are
recorded as unearned revenue.   For non-participating term life and long-term
care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies.

Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset-based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next five-year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average growth rates for the next five years from the mid-teens to 13%, we increased certain fee rates on these policies (the variable services trust (VST) fee increase). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $298.3 million, $313.4 million and $249.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 11 - Reinsurance for additional disclosures regarding this topic.

GOODWILL AND OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets of businesses acquired in business combinations (goodwill) is recognized as indefinite-lived intangible assets which are included in other assets in the consolidated balance sheets. Starting in 2002, goodwill was no longer amortized, rather it is reviewed for impairment annually using valuation models based on earnings and book value multiples referencing similar multiples of publicly traded peers. Goodwill is also reviewed whenever significant events or changing circumstances indicate that an impairment may exist. Prior to 2002, goodwill relating to acquisitions completed before July 1, 2001 was amortized on a systematic basis over periods not exceeding 40 years.

The Company records intangible assets representing the present value of estimated future profits of insurance policies enforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired.

The cost of mutual fund investment management contracts acquired is recorded as indefinite-lived intangible assets and are included in other assets in the consolidated balance sheets. These management contract intangible assets are not amortized, instead they are reviewed for impairment using a testing regimen similar to that used for goodwill. Refer to Note 18 - Goodwill and Other Intangible Assets for presentation of summarized financial information regarding all of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 2.0% to 14.0% for individual annuity liabilities and from 1.1% to 13.8% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products and from 1.1% to 13.8% for investment-type products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Major components of policyholders' funds presented in the consolidated balance sheets are summarized as follows:

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
Liabilities for policyholders' funds
Guaranteed investment contracts. . . . . . . . . . . .   $ 4,770.2   $ 5,952.4
U.S. funding agreements. . . . . . . . . . . . . . . .       144.4       143.4
Global funding agreements backing medium-term notes. .    11,908.1    12,264.7
Other investment-type contracts. . . . . . . . . . . .     2,485.2     2,274.3
                                                         ---------   ---------
 Total liabilities for investment-type contracts . . .    19,307.9    20,634.8
Liabilities for individual annuities . . . . . . . . .        60.5        54.8
Universal life and other reserves. . . . . . . . . . .     2,325.1     1,881.4
                                                         ---------   ---------
 Total liabilities for policyholders' funds. . . . . .   $21,693.5   $22,571.0
                                                         =========   =========

GLOBAL FUNDING AGREEMENTS

The Company has two distribution programs for global funding agreements that back medium-term notes sold world-wide. Under these programs, global funding agreements are purchased by special purpose entities (SPEs) that fund their purchases of the global funding agreements with the proceeds from their issuance of medium-term notes to investors. These entities pledge the global funding agreements as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under the two distribution programs, as of December 31, 2003 and 2002, the Company had $12.5 billion and $12.0 billion, respectively, of global funding agreements outstanding. These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity, and may not be terminated or surrendered prior to maturity. Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note issued by one of the SPEs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE and a third party to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE and a third party to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2003 and 2002, there was $3.8 billion and $3.8 billion, respectively, outstanding under this program. This SPE is consolidated in the Company's financial statements. The medium-term notes issued by this SPE are reported with global funding agreements in the Company's consolidated balance sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001 and expanded again to $10.0 billion in 2002, and expanded again to $12.5 billion in June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2003 and 2002, there was $8.7 billion and $8.2 billion, respectively, outstanding under this program. This SPE is a qualifying special purpose entity (QSPE) in accordance with SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities", and is therefore not consolidated in the Company's financial statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2003, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2004 - $2,104.5 million; 2005 - $2,547.0 million; 2006 - $2,884.6 million; 2007 - $661.6 million; 2008 - $1,448.2; 2009 and thereafter - $2,860.6 million.

PARTICIPATING INSURANCE

Participating business represents approximately 80.9%, 81.6% and 76.6% of the Company's life insurance in force, 96.2%. 96.3% and 98.1%, of the number of life insurance policies in force, and 94.3%, 92.5% and 92.1%, of life insurance premiums in 2003, 2002 and 2001, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

STOCK-BASED COMPENSATION

The Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for stock-based
compensation grants made prior to January 1, 2003.   Prior to January 1, 2003
the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, The Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," and is utilizing the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. The following table illustrates the pro forma effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123, to all stock-based employee compensation.

                                                                     YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                      2003     2002      2001
                                                                     -------  -------  ---------
                                                                           (IN MILLIONS)
Net income, as reported. . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Add: Stock-based employee compensation expense included in reported net income,
 net of related tax effects. . . . . . . . . . . . . . . . . . . .     14.4      3.5       1.0
 Deduct: Total stock-based employee compensation expense determined under fair value
 method for all awards, net of related tax effects (unaudited) . .     39.5     57.6      34.3
                                                                     ------   ------    ------
Pro forma net income (unaudited) . . . . . . . . . . . . . . . . .   $565.4   $404.8    $540.6
                                                                     ======   ======    ======

FEDERAL INCOME TAXES

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to Note 6 - Income Taxes for additional disclosures on this topic.

FOREIGN CURRENCY TRANSLATION

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

SEVERANCE

During 2003, the Company continued its ongoing Competitive Position Project (the project). This project was initiated in the first quarter of 1999 to reduce costs and increase future operating efficiency by consolidating portions of the Company's operations and continued through early 2004. The project consists primarily of reducing staff in the Home Office and terminating certain operations outside the home office.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Since the inception of the project as well as from similar initiatives such as our information technology outsourcing and the sale of the Home Office real estate, approximately 1,530 employees have been terminated or identified for termination. Benefits paid since the inception of the project were $107.3 million through December 31, 2003. As of December 31, 2003 and 2002, the liability for employee termination costs, included in other liabilities was $12.0 million and $12.4 million, respectively. Employee termination costs, net of related pension curtailment and other post employment benefit related gains, are included in other operating costs and expenses and were $13.0 million, $18.6 million and $40.0 million for the years ended December 31, 2003, 2002, and 2001, respectively. The total employee termination costs for year ended December 31, 2003 included an estimated $5.0 million for planned terminations related to our information technology outsourcing.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36-Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to its discussion in the Recent Accounting Pronouncements section below.

Statement of Financial Accounting Standards No. 87- Employers' accounting for pensions

During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that respond more quickly to changes in the market value of the plan assets while providing some measure to mitigate the impact of extreme short term swings in those market values. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million) related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the year ended December 31, 2001, assuming this change in accounting had taken place as of the beginning of 2001, would not be materially different from the reported results.

Statement of Financial Accounting Standards No. 133 - Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

 On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003)-Consolidation of Variable Interest Entities, an Interpretation of ARB
No. 51

In December, 2003, the FASB re-issued Interpretation 46 "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not identifiable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are typified by the defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities (SPEs), and otherwise will be applicable at March 31, 2004,

The Company has categorized its FIN 46R consolidation candidates into three categories- 1) Collateral Debt Obligation funds we manage (CDO funds or CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, therefore the adoption of FIN 46R for the CDO funds had no impact on the Company's consolidated financial position, results of operations or cash flows. The Company is re-evaluating whether it should consolidate any of the Properties based on FIN 46R, and is still evaluating the Other Entities, and is also evaluating the future potential impact of consolidating any of them.

Additional liabilities recognized as a result of consolidating VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs. Refer to Note 4-Relationships with Variable Interest Entities for a more complete discussion of the Company's relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Statement of Financial Accounting Standards No. 150 - Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150).
 SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an
obligation by issuing more equity shares.   The adoption of SFAS No. 150 had no
impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 149 - Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. The adoption of DIG B36 resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change.

Statement of Financial Accounting Standards No. 148 -- Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002 for its participation in JHFS' stock compensation plans. In 2003 JHFS granted 630,000 stock options to senior management of the Company and the Company recorded $1.2 million, net of tax of $0.6 million, of related compensation expense. The Company has adopted the disclosure provisions of SFAS No. 148, see Note 1-Summary of Significant Accounting Policies, Stock-Based Compensation above.

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Refer to Note 13-Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 146-Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Statement of Financial Accounting Standards No. 142-Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized against earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required impairment tests of goodwill and management contracts as of September 30, 2003, based on the guidance in SFAS No. 142. The Company evaluated the goodwill and indefinite lived management contracts of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

EITF Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities, which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Statement of Financial Accounting Standards No. 141-Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001. Adoption of SFAS No. 141 had no impact on the Company's consolidated financial position, results of operations or cash flows.

EITF Issue No. 99-20-Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's consolidated financial position, results of operations or cash flows.

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses within the Company's income statements. The Company charged JHFS service fees of $21.0 million, $23.0 million and $28.5 million for the years ending December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003, JHFS was current in its payments to the Company related to these services.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $5.7 million, $6.9 million and $8.4 million during the years ended December 31, 2003, 2002 and 2001, respectively.

During the years ended December 31, 2003 and 2002, the Company paid $24.8 million and $180.0 million, respectively, in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. All of these were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $994.5 million and $1,631.5 million at December 31, 2003 and 2002, respectively, which are included with other liabilities in the consolidated balance sheets and recorded reinsurance recoverable from JHReCo of $1,421.1 million and $2,043.7 million at December 31, 2003 and 2002, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $868.7 million, $596.8 million and $740.8 million during the years ended December 31, 2003, 2002 and 2001 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $157.2 million and $98.6 million at December 31, 2003 and 2002, which is included with other liabilities in the consolidated balance sheets. At December 31, 2003, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.8 million during the years ended December 31, 2003 and 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------
                                                   2003       2002        2001
                                                 ---------  ---------  -----------
                                                         (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities . . . . . . . . . . . . . . .   $3,228.7   $3,017.3    $2,721.2
Equity securities. . . . . . . . . . . . . . .       19.7       10.6        29.7
Mortgage loans on real estate. . . . . . . . .      772.0      775.8       774.4
Real estate. . . . . . . . . . . . . . . . . .       57.8       72.1        67.7
Policy loans . . . . . . . . . . . . . . . . .      123.0      120.1       118.4
Short-term investments . . . . . . . . . . . .       16.5       20.5        73.9
Other. . . . . . . . . . . . . . . . . . . . .     (230.2)    (210.4)      101.4
                                                 --------   --------    --------
Gross investment income. . . . . . . . . . . .    3,987.5    3,806.0     3,886.7
 Less investment expenses. . . . . . . . . . .      188.1      225.0       240.5
                                                 --------   --------    --------
Net investment income. . . . . . . . . . . . .   $3,799.4   $3,581.0    $3,646.2
                                                 --------   --------    --------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS, AMOUNTS
 CREDITED TO THE POLICYHOLDER DIVIDEND
 OBLIGATION AND AMOUNTS CREDITED TO
 PARTICIPATING PENSION CONTRACTHOLDERS
Fixed maturities . . . . . . . . . . . . . . .   $ (392.8)  $ (660.9)   $ (392.6)
Equity securities. . . . . . . . . . . . . . .       69.9      101.2       165.7
Mortgage loans on real estate and real estate
 to be disposed of . . . . . . . . . . . . . .      244.1       (7.9)      (71.2)
Derivatives and other invested assets. . . . .       81.2       43.0        48.2
Amortization adjustment for deferred policy
 acquisition costs . . . . . . . . . . . . . .       (6.1)      38.9        29.4
Amounts credited to the policyholder dividend
 obligation. . . . . . . . . . . . . . . . . .       58.5       11.9        17.0
Amounts credited to participating pension
 contractholders . . . . . . . . . . . . . . .        3.4       23.3       (42.3)
                                                 --------   --------    --------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders . . . .   $   58.2   $ (450.5)   $ (245.8)
                                                 ========   ========    ========

Gross gains of $606.9 million in 2003, $320.0 million in 2002 and $433.1 million in 2001 and gross losses of $233.8 million in 2003, $176.0 million in 2002 and $150.6 million in 2001, were realized on the sale of available-for-sale securities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below for the years indicated:

                                                                     GROSS       GROSS
                                                        AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                          COST       GAINS       LOSSES       VALUE
                                                        ---------  ----------  ----------  -----------
                                                                       (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,144.5   $   21.3    $   18.3    $ 1,147.5
Mortgage-backed securities. . . . . . . . . . . . . .       344.2       21.5         0.4        365.3
Obligations of states and political subdivisions. . .          --         --          --           --
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,488.7   $   42.8    $   18.7    $ 1,512.8
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $36,122.2   $2,698.7    $  304.1    $38,516.8
Mortgage-backed securities. . . . . . . . . . . . . .     6,852.0      284.0       143.4      6,992.6
Obligations of states and political subdivisions. . .       413.1       17.2         1.2        429.1
Debt securities issued by foreign governments . . . .       233.7       21.8         1.3        254.2
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       286.7        4.1         1.4        289.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    43,907.7    3,025.8       451.4     46,482.1
Equity securities . . . . . . . . . . . . . . . . . .       249.9       83.6         0.4        333.1
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $44,157.6   $3,109.4    $  451.8    $46,815.2
                                                        =========   ========    ========    =========

DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . . . . . . . . . . . . .   $ 1,189.6   $   32.2    $    4.5    $ 1,217.3
Mortgage-backed securities. . . . . . . . . . . . . .       533.3       30.0         7.6        555.7
Obligations of states and political subdivisions. . .         4.1        0.1          --          4.2
                                                        ---------   --------    --------    ---------
 Total fixed maturities held-to-maturity. . . . . . .   $ 1,727.0   $   62.3    $   12.1    $ 1,777.2
                                                        =========   ========    ========    =========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . . . . . . . . . . . . .   $33,569.7   $1,815.7    $1,156.2    $34,229.2
Mortgage-backed securities. . . . . . . . . . . . . .     6,874.2      384.0       268.4      6,989.8
Obligations of states and political subdivisions. . .       295.4       22.5          --        317.9
Debt securities issued by foreign governments . . . .       291.5       36.0         2.5        325.0
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies . . . . . . . .       175.7        8.7          --        184.4
                                                        ---------   --------    --------    ---------
Fixed maturities available-for-sale . . . . . . . . .    41,206.5    2,266.9     1,427.1     42,046.3
Equity securities . . . . . . . . . . . . . . . . . .       307.5       69.4        27.3        349.6
                                                        ---------   --------    --------    ---------
 Total fixed maturities and equity securities
  available-for-sale. . . . . . . . . . . . . . . . .   $41,514.0   $2,336.3    $1,454.4    $42,395.9
                                                        =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                         AMORTIZED     FAIR
                                                           COST        VALUE
                                                         ---------  -----------
                                                            (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less. . . . . . . . . . . . . . . .   $     3.5   $     3.8
Due after one year through five years. . . . . . . . .        29.8        37.6
Due after five years through ten years . . . . . . . .       251.0       257.9
Due after ten years. . . . . . . . . . . . . . . . . .       860.2       848.2
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .       344.2       365.3
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $ 1,488.7   $ 1,512.8
                                                         =========   =========
AVAILABLE-FOR-SALE:
Due in one year or less. . . . . . . . . . . . . . . .   $ 2,023.6   $ 2,086.7
Due after one year through five years. . . . . . . . .    10,607.4    11,174.9
Due after five years through ten years . . . . . . . .    14,090.3    15,172.6
Due after ten years. . . . . . . . . . . . . . . . . .    10,334.4    11,055.3
                                                         ---------   ---------
Mortgage-backed securities . . . . . . . . . . . . . .     6,852.0     6,992.6
                                                         ---------   ---------
 Total . . . . . . . . . . . . . . . . . . . . . . . .   $43,907.7   $46,482.1
                                                         =========   =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2003, 2002 and 2001 amounted to $0.1 million, $1.7 million and $(1.8) million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $426.9 million and $625.5 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2003, 2002 and 2001, net investment income passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $161.7 million, $168.3 million and $170.5 million, respectively.

Depreciation expense on investment real estate was $1.5 million, $3.0 million and $4.6 million, in 2003, 2002, and 2001, respectively. Accumulated depreciation was $36.3 million and $49.4 million at December 31, 2003 and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the Chief Investment Officer and the Corporate Risk Officer who reports to the Chief Financial Officer. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the risk that the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) information, or fraudulent financial statements, could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

UNREALIZED LOSSES ON FIXED MATURITY SECURITIES -- BY INVESTMENT AGE

                                                                               AS OF DECEMBER 31, 2003
                                                                             --------------------------
                                                      LESS THAN 12 MONTHS          12 MONTHS OR MORE               Total
                                                  -------------------------- -------------------------- ---------------------------
                                                  CARRYING VALUE             CARRYING VALUE             CARRYING VALUE
                                                   OF SECURITIES              OF SECURITIES              OF SECURITIES
                                                    WITH GROSS    UNREALIZED   WITH GROSS    UNREALIZED   WITH GROSS     UNREALIZED
                                                  UNREALIZED LOSS   LOSSES   UNREALIZED LOSS   LOSSES   UNREALIZED LOSS    LOSSES
                                                  --------------- ---------- --------------- ---------- ---------------  ----------
DESCRIPTION OF SECURITIES:
US Treasury obligations and direct obligations
 of U.S. government agencies . . . . . . . . . . .   $  268.6     $  (2.6)     $    1.5           --       $  270.1      $  (2.6)
Federal agency mortgage backed securities. . . . .    1,161.0       (39.4)        973.6      $(104.4)       2,134.6       (143.8)
Debt securities issued by foreign governments. . .      101.6        (1.3)           --           --          101.6         (1.3)
Corporate bonds. . . . . . . . . . . . . . . . . .    3,483.5      (106.0)      3,338.5       (216.4)       6,822.0       (322.4)
                                                     --------      -------      --------      -------       -------
Total, debt securities . . . . . . . . . . . . . .    5,014.7      (149.3)      4,313.6       (320.8)       9,328.3       (470.1)
Common stocks. . . . . . . . . . . . . . . . . . .       32.8        (0.1)          7.7         (0.3)          40.5         (0.4)
                                                     --------      -------      --------      -------       -------
Total. . . . . . . . . . . . . . . . . . . . . . .   $5,047.5     $(149.4)     $4,321.3      $(321.1)      $9,368.8      $(470.5)
                                                     ========      =======      ========      =======       =======

Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse with the passage of time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

As of December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $324.2 million excluding basis adjustments related to hedging relationships. Of this total, $218.6 million is due to securities that have had various amounts of unrealized loss for more than nine months. Of this, $48.2 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

As of December 31, 2003, $170.4 million of the $324.2 million resided in below investment grade securities with various amounts of unrealized loss for over nine months. At December 31, 2003, all of these securities were current as to the payments of principal and interest with the exception of 2 securities with a carrying value of $16.8 million and an unrealized loss of $18.3 million. Of the total $170.4 million, $88.2 million traded above 80% of amortized cost at December 31, 2003 and an additional $11.3 million traded above 80% of amortized cost within the last nine months, for a total of $99.5 million. Of the total, $58.1 million of this $99.5 million total comes from airline related bonds, an industry that continues to experience stress and hence has lagged the general recovery. While, as described earlier, we expect the secured nature of our positions to protect our value, the continued stress in this industry continues to be a concern.

The remaining portion of the unrealized loss, $70.9 million, arises from below investment grade securities that have traded below 80 percent of amortized cost for over nine months. All of these bonds, with the exception of the 2 securities mentioned above, are current on payments of principal and interest and we believe, based on currently available information that it is probable that these securities will continue to pay based on their original terms. We expect full recovery of principal and interest on the 2 securities on which interest is overdue. This interest was actually paid to the trustee, but the investors chose to use these payments for expenses related to protecting the collateral underlying the bonds rather than distribute them. We carefully track these investments to ensure our continued belief that their prices will recover.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds and hence the gross unrealized loss on the portfolio has been split between investment grade and below investment grade bonds in the above tables. The gross unrealized loss on below investment grade fixed maturity securities declined to $259.8 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening.

All sectors within the below investment grade portfolio saw a dramatic drop in gross unrealized losses. Most notable was the drop in the gross unrealized loss on the utility portfolio to $46.1 million as of December 31, 2003. While the overbuild in this sector will continue to pressure certain power regions and certain companies for several years, the industry is in much better shape after a year of sharply curtailed capital expenditures and general balance sheet strengthening.

We remain most concerned about the airline sector. We lend to this industry almost exclusively on a secured basis (approximately 99% of our loans are secured). These secured airline financings are of two types: Equipment Trust Certificates (ETC's) and Enhanced Equipment Trust Certificates (EETC's). The ETC's initially have an 80% loan-to-value ratio and the EETC senior tranches initially have a 40-50% loan-to-value and include a provision for a third party to pay interest for eighteen months from a default. For us to lose money on an ETC, three things must happen: the airline must default; the airline must decide it does not want to fly our aircraft, and the aircraft must be worth less than our loan. When lending to this industry, we underwrite both the airline and the aircraft. We've been lending to this industry in this fashion for 25 years through several economic cycles and have seen values on our secured airline bonds fall and recover thorough these cycles. EETC's are classified as asset-backed securities and they account for $58.6 million of the $143.8 million and of gross unrealized loss in the asset-backed and mortgage-backed securities category as of December 31, 2003. While the airline industry is making positive strides in reducing its cost structure, a significant recovery in this sector requires a growing economy and a pick up in business travel. In the most recent quarter ending December 31, 2003, most of the major carriers have reported improved financial results. This trend is encouraging and we expect it to continue barring any new terrorist events or a reversal of the course of the U.S. economy. We continue to expect that the senior secured nature of our loans to this industry will protect our holdings through this difficult time.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
 Real estate to be disposed of . . . . . . . . . . .         --         --          --           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $ 61.7      $56.6      $ 52.4       $ 65.9
                                                         ======      =====      ======       ======
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .     $112.8      $ 8.0      $ 59.1       $ 61.7
 Real estate to be disposed of . . . . . . . . . . .       83.6       29.6       113.2           --
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $196.4      $37.6      $172.3       $ 61.7
                                                         ======      =====      ======       ======
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .     $ 81.6      $37.8      $  6.6       $112.8
 Real estate to be disposed of . . . . . . . . . . .       43.5       46.0         5.9         83.6
                                                         ------      -----      ------       ------
Total. . . . . . . . . . . . . . . . . . . . . . . .     $125.1      $83.8      $ 12.5       $196.4
                                                         ======      =====      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2003 and 2001, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31,
                                                             ----------------
                                                              2003      2002
                                                             -------  -------
                                                              (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .   $124.4    $ 57.2
Provision for losses . . . . . . . . . . . . . . . . . . .    (37.2)    (17.1)
                                                             ------    ------
Net impaired mortgage loans on real estate . . . . . . . .   $ 87.2    $ 40.1
                                                             ======    ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  -------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $90.8    $74.9     $62.5
Interest income recognized on impaired loans. . .      3.4      5.0       8.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $87.8 million and $54.8 million as of December 31, 2003 and 2002, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                    2003     2002      2001
                                                   -------  -------  -------
                                                         (IN MILLIONS)
Expected . . . . . . . . . . . . . . . . . . . .    $7.6     $4.8      $24.3
Actual . . . . . . . . . . . . . . . . . . . . .     7.2      4.7       23.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2003, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                                                                  CARRYING AMOUNT                                  CARRYING AMOUNT
COLLATERAL PROPERTY TYPE                                           (IN MILLIONS)   GEOGRAPHIC CONCENTRATION         (IN MILLIONS)
----------------------------------------------------------------  ---------------  -----------------------------  -----------------
Apartments. . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 1,461.8      East North Central . . . . .      $ 1,124.6
Hotels. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         438.6      East South Central . . . . .          414.4
Industrial. . . . . . . . . . . . . . . . . . . . . . . . . . .         944.1      Middle Atlantic. . . . . . .        1,458.3
Office buildings. . . . . . . . . . . . . . . . . . . . . . . .       2,463.2      Mountain . . . . . . . . . .          510.6
Retail. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,096.2      New England. . . . . . . . .          874.3
Multi family. . . . . . . . . . . . . . . . . . . . . . . . . .           0.9      Pacific. . . . . . . . . . .        2,385.6
Mixed Use . . . . . . . . . . . . . . . . . . . . . . . . . . .         286.0      South Atlantic . . . . . . .        2,390.0
Agricultural. . . . . . . . . . . . . . . . . . . . . . . . . .       3,042.0      West North Central . . . . .          437.2
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         204.2      West South Central . . . . .        1,028.4
                                                                                   Canada/Other . . . . . . . .          313.6
Allowance for losses. . . . . . . . . . . . . . . . . . . . . .         (65.9)     Allowance for losses . . . .          (65.9)
                                                                    ---------                                        ---------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $10,871.1      Total. . . . . . . . . . . .      $10,871.1
                                                                    =========                                        =========

Mortgage loans with outstanding principal balances of $58.9 million, bonds with amortized cost of $254.0 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2003.

SECURITIZATION ACTIVITY

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. During 2003, 2002 and 2001, the Company sold $529.8 million, $343.5 million and $542.9 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $541.4 million, $345.2 million and $546.5 million, respectively, from which it recognized pre-tax gains of $12.0 million, $1.9 million and $4.1 million, respectively, and from which it retained servicing assets of $0.4 million, $0.3 million and $0.5 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.4 million, and $1.3 million at December 31, 2003 and 2002, respectively.

During December, 2003, the Company securitized $277.6 million of below investment grade corporate bonds, most of which were below investment grade issues. All of the assets, which were previously owned by the Company, were transferred to a trust, Signature QSPE, Limited (the Trust), which the Company sponsored. The Trust is a QSPE in accordance with SFAS No. 140, and as transferor of assets to the Trust, the Company is prohibited from consolidating the Trust. The Company retained $140.0 million of notes issued by the Trust which were rated A1, and which are recorded as fixed maturities: available for sale on the consolidated balance sheets, and the Company retained $12.7 million of equity issued by the QSPE, which is unrated, and which is recorded in other invested assets on the consolidated balance sheets. The Company received net proceeds of $124.9 million, representing the proceeds from sales of notes issued by the Trust to unrelated parties, and the Company recorded a realized gain of $10.8 million on these proceeds. The Company recognized no servicing assets as a result of this securitization. All of the assets transferred from the Company to the Trust were performing assets; none were delinquent or in default.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate current market rates.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,944.6 million and $1,380.7 million at December 31, 2003 and 2002, respectively. Total combined assets of such investments were $15,105.4 million and $14,302.6 million (consisting primarily of investments), and total combined liabilities were $1,583.8 million and $1,815.1 million (including $1,216.3 million and $1,171.5 million of loans payable) at December 31, 2003 and 2002, respectively. Total combined revenues and expenses of these investments in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Total combined revenues and expenses of these investments in 2002 were $893.6 million and $1,108.1 million, respectively, resulting in $214.5 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2001 were $598.7 million and $633.0 million, respectively, resulting in $34.3 million of total combined loss from operations. Depending on the timing of receipt of audited financial statements of these other assets, the above financial data could be up to one year in arrears. Net investment income on investments accounted for on the equity method totaled $138.3 million, $64.8 million and $56.4 million in 2003, 2002, and 2001, respectively.

NOTE 4 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R, as discussed in Note 1-Summary of Significant Accounting Policies above. Presented below are discussions of the Company's significant relationships with them, the Company's conclusions about whether the Company should consolidate them, and certain summarized financial information for these entities.

As explained in Note 1-Summary of Significant Accounting Policies above, additional liabilities recognized as a result of consolidating VIEs in which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

COLLATERALIZED DEBT OBLIGATIONS (CDOS). Since 1996, the Company has acted as investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligations (CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDO's portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where the Company manages the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses are borne first by the equity owners to the extent of their investments, and then by debt owners in ascending order of subordination. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investments in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In accordance with previous consolidation accounting principles (now superceded by FIN 46R), the Company formerly consolidated a CDO only when the Company owned a majority of the CDO's equity. The Company is now required to consolidate a CDO when, in accordance with FIN 46R, the CDO is deemed to be a VIE, and the Company is deemed to be the primary beneficiary of the CDO. For those CDOs which are not deemed to be VIEs, the Company determines its consolidation status by considering the control aspects of the equity classes of the CDOs. The Company has determined whether each CDO should be considered a VIE, and while most are VIEs, some are not. The Company has determined that it is not the primary beneficiary of any CDO which is a VIE, and for those that are not VIEs, the Company does not have controlling financial interests. Therefore, the Company will not use consolidation accounting for any of the CDOs which it manages.

The Company believes that its relationships with its managed CDOs are collectively significant, and accordingly provides, in the tables below, summary financial data for the CDOs and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests but does not manage and thus will not be required to consolidate any of those entities, and considers that its relationships with them are not collectively significant, therefore the Company has not disclosed data for them below. Credit ratings are provided by credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

                                                                DECEMBER 31,
                                                           --------------------
                                                             2003       2002
                                                           --------  ----------
                                                             (IN MILLIONS)
TOTAL SIZE OF COMPANY-MANAGED CDOS
Total assets . . . . . . . . . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========
Total debt . . . . . . . . . . . . . . . . . . . . . . .    4,158.2    3,564.4
Total other liabilities. . . . . . . . . . . . . . . . .      712.0    2,429.7
                                                           --------   --------
Total liabilities. . . . . . . . . . . . . . . . . . . .    4,870.2    5,994.1
Total equity . . . . . . . . . . . . . . . . . . . . . .       52.0      226.8
                                                           --------   --------
Total liabilities and equity . . . . . . . . . . . . . .   $4,922.2   $6,220.9
                                                           ========   ========

                                              DECEMBER 31,
                           -------------------------------------------------
                                         2003                      2002
                           -------------------------------   ---------------
                                     (IN MILLIONS, EXCEPT PERCENTS)
MAXIMUM EXPOSURE OF THE
 COMPANY TO LOSSES FROM
 COMPANY-MANAGED CDOS
Investments in tranches
 of Company-managed CDOs,
 by credit rating
 (Moody's/Standard &
 Poor's):
Aaa/AAA. . . . . . . . .       $201.0            35.6%       $380.2     53.8%
Aa1/AA+. . . . . . . . .         75.7            13.4            --       --
A3/A-. . . . . . . . . .           --              --          14.5      2.1
Baa2/BBB . . . . . . . .        218.0            38.8         218.0     31.0
Ba2/BB . . . . . . . . .           --              --           7.0      1.0
B2 . . . . . . . . . . .          8.0             1.4            --       --
B3/B-. . . . . . . . . .           --              --           6.0      0.8
Caa1/CCC+. . . . . . . .         13.2             2.3            --       --
Not rated (equity) . . .         48.1             8.5          79.8     11.3
                               ------           -----        ------    -----
Total Company exposure .       $564.0           100.0%       $705.5    100.0%
                               ======           =====        ======    =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

LOW-INCOME HOUSING PROPERTIES. The Company generates income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company invests in the Properties directly, and also invests indirectly via limited partnership real estate investment funds (the Funds), which are consolidated into the Company's financial statements. The Properties are organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by Federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties, which are non-recourse to the general assets of the Company. In the event of default by a mortgagee of a Property, the mortgage is subject to foreclosure. Conversely, the assets of the Properties are not available to satisfy claims against the general assets of the Company. No Property in which the Company has been involved has undergone foreclosure. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties. The Company receives Federal income tax credits in recognition of its investments in each of the Properties for a period of ten years and in some cases, the Company receives distributions from the Properties which are based on a portion of the actual cash flows.

The Company had previously determined that the Properties are VIEs in accordance with FIN 46, as it was previously issued by the FASB, and that the Company is not the primary beneficiary of any of them, so the Company did not consolidate any of the Properties in the third fiscal quarter of 2003. However, the Company is currently re-evaluating whether the Properties are VIEs, and whether the Company is the primary beneficiary of any of them, in accordance with FIN 46R. The Company believes that it is reasonably possible that it may be required to consolidate one or more of the Properties. Accordingly the disclosures in the tables below are provided. The table below presents summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                                  DECEMBER 31,
                                                               ---------------
                                                                2003     2002
                                                               ------  -------
                                                               (IN MILLIONS)
TOTAL SIZE OF THE PROPERTIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . . .    576.3    396.4
 Total other liabilities . . . . . . . . . . . . . . . . . .    116.6    101.8
                                                               ------   ------
Total liabilities. . . . . . . . . . . . . . . . . . . . . .    692.9    498.2
Total equity . . . . . . . . . . . . . . . . . . . . . . . .    289.8    184.0
                                                               ------   ------
Total liabilities and equity . . . . . . . . . . . . . . . .   $982.7   $682.2
                                                               ======   ======

(1) Property level data is sourced primarily from the Funds' financial statements, and is presented on three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                         DECEMBER 31,
                                                                       ---------------
                                                                        2003     2002
                                                                       ------  -------
                                                                       (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM THE PROPERTIES
Equity investment in the Properties/(1)/ . . . . . . . . . . . . . .   $291.0   $177.0
Outstanding Equity capital commitments to the Properties . . . . . .    108.2    139.4
Carrying value of mortgages for the Properties . . . . . . . . . . .     62.8     65.2
Outstanding mortgage commitments to the Properties . . . . . . . . .      5.1      5.1
                                                                       ------   ------
Total Company exposure . . . . . . . . . . . . . . . . . . . . . . .   $467.1   $386.7
                                                                       ======   ======

(1) Company exposure data is sourced primarily from the Funds' financial statements, and is presented with three and twelve month delays, as of December 31, 2003 and 2002, respectively, due to the delayed availability of financial statements of the Funds.

OTHER.   The Company has investment relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses which have undergone debt restructurings and reorganizations. The Company is evaluating whether each is a VIE, and considers it reasonably possible that it may consolidate one or more of the entities them or be required to disclose information about them, as a result of adopting FIN 46R. The Company has made no guarantees to any other parties involved with them, and has no further equity or debt commitments to them. The Company's maximum exposure to loss as a result of its relationships with the Other Entities is limited to its investment in them.

The table below presents summary financial data for the Other Entities, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

                                                                DECEMBER 31,
                                                             ----------------
                                                              2003      2002
                                                             -------  -------
                                                              (IN MILLIONS)
TOTAL SIZE OF THE OTHER ENTITIES/(1)/
Total assets . . . . . . . . . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======
 Total debt. . . . . . . . . . . . . . . . . . . . . . . .    301.7     309.3
 Total other liabilities . . . . . . . . . . . . . . . . .     65.3      62.1
                                                             ------    ------
Total liabilities. . . . . . . . . . . . . . . . . . . . .    367.0     371.4
Total equity/(2)/  . . . . . . . . . . . . . . . . . . . .
                                                            (82.2)    (89.6)
                                                             ------    ------
Total liabilities and equity . . . . . . . . . . . . . . .   $284.8    $281.8
                                                             ======    ======

(1) Certain data is reported with up to a one-year delay, due to the delayed availability of financial statements of the Other Entities.

(2) The negative equity results from the inclusion in the table of one of the businesses mentioned above in the table. The business has an accumulated deficit from operations predating the Company's equity investment in it, but it is current on its debt service and is cash flow positive. The total equity shown above has not been adjusted to remove the portion attributable to other shareholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                       DECEMBER 31,
                                                                      --------------
                                                                       2003     2002
                                                                      ------  --------
                                                                      (IN MILLIONS)
MAXIMUM EXPOSURE OF THE COMPANY TO LOSSES FROM OTHER ENTITIES/(1)/
Equity investment in Other Entities . . . . . . . . . . . . . . . .   $ 53.1   $ 52.3
Outstanding equity capital commitments to the Other Entities. . . .      9.0     16.5
Debt investment in Other Entities . . . . . . . . . . . . . . . . .    129.1    110.8
                                                                      ------   ------
Total Company exposure. . . . . . . . . . . . . . . . . . . . . . .   $191.2   $179.6
                                                                      ======   ======

(1) The Company's maximum exposure to loss is limited to its investments of equity and debt securities of these entities, which are carried on the Company's financial statements using the equity method of accounting, or at amortized cost, and commitments to provide future equity and debt capital.

NOTE 5 -- DERIVATIVES AND HEDGING INSTRUMENTS

The fair values of derivative instruments classified as assets at December 31, 2003 and 2002 were $765.4 million and $346.9 million, respectively, and appear on the consolidated balance sheet in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2003 and 2002 were $1,700.1 million and $1,399.8 million, respectively, and appears on the consolidated balance sheet in other liabilities. In addition, as a result of the Company's adoption of SFAS No. 133 issue B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36), the Company has recorded as derivatives amounts aggregating $225.6 million as of December 31, 2003 related to participating pension contracts which appear on the consolidated balance sheet in policyholders' funds.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2003 and 2002, the Company recognized net losses of $5.8 million and $19.5 million, respectively, related to the ineffective portion of its fair value hedges, and net losses of $1.5 million and $6.4 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses.

CASH FLOW HEDGES

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses forward starting interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2003 and 2002, the Company recognized gains of $1.8 million and $7.2 million, respectively, related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the years ended December 31, 2003 and 2002, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2003 and 2002, a net gain of $2.7 million and a net gain of $0.5 million, respectively, were reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $5.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2003 and 2002, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the years ended December 31, 2003 and 2002, gains of $28.7 million (net of tax of $15.5 million) and $175.4 million (net of tax of $94.5 million) represented the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in balances of $223.3 million (net of tax of $120.3 million) and $194.5 million (net of tax of $104.8 million), respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 6 -- INCOME TAXES

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. The Mutual Company was a mutual life insurance company for the entire year 1999, therefore it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to the Mutual Company's average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. As such the financial statements for the year ended December 31, 2001 include the impact of the final tax return adjustments related to the 1999 equity base tax.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                   YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2003      2002      2001
                                                  ---------  -------  --------
                                                         (IN MILLIONS)
Domestic. . . . . . . . . . . . . . . . . . . .   $1,200.7   $559.5    $761.8
Foreign . . . . . . . . . . . . . . . . . . . .       14.1      8.0       5.6
                                                  --------   ------    ------
Income before income taxes and cumulative effect
 of accounting changes. . . . . . . . . . . . .   $1,214.8   $567.5    $767.4
                                                  ========   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The components of income taxes were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    -------  -------  --------
                                                         (IN MILLIONS)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .   $163.9   $ 93.4    $ (9.9)
 Foreign. . . . . . . . . . . . . . . . . . . . .      4.4      2.0       3.1
 State. . . . . . . . . . . . . . . . . . . . . .      4.6      4.6       4.6
                                                    ------   ------    ------
                                                     172.9    100.0      (2.2)
                                                    ======   ======    ======
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . .    179.0     14.6     210.5
 Foreign. . . . . . . . . . . . . . . . . . . . .      0.1      0.7      (0.9)
 State. . . . . . . . . . . . . . . . . . . . . .     (6.7)    (6.7)     (6.7)
                                                    ------   ------    ------
                                                     172.4      8.6     202.9
                                                    ------   ------    ------
Total income taxes                                  $345.3   $108.6    $200.7
                                                    ======   ======    ======

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    -------  -------  --------
                                                         (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $425.2   $198.6    $268.6
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .       --       --     (13.4)
 Prior year taxes . . . . . . . . . . . . . . . .      4.7     (2.7)      9.9
 Tax credits. . . . . . . . . . . . . . . . . . .    (50.2)   (36.4)    (28.1)
 Foreign taxes. . . . . . . . . . . . . . . . . .      1.4      2.0       1.3
 Tax exempt investment income . . . . . . . . . .    (21.3)   (25.7)    (25.7)
 Lease income . . . . . . . . . . . . . . . . . .     (9.7)   (25.5)       --
 Other. . . . . . . . . . . . . . . . . . . . . .     (4.8)    (1.7)    (11.9)
                                                    ------   ------    ------
  Total income taxes. . . . . . . . . . . . . . .   $345.3   $108.6    $200.7
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              DECEMBER 31,
                                                           -------------------
                                                             2003       2002
                                                           --------  ---------
                                                             (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . .   $  639.8   $  550.2
Other employee benefits. . . . . . . . . . . . . . . . .      174.9      154.5
Book over tax basis of investments . . . . . . . . . . .      528.9      329.6
Dividends payable to policyholders . . . . . . . . . . .       99.6      135.2
Interest . . . . . . . . . . . . . . . . . . . . . . . .       40.2       32.5
                                                           --------   --------
 Total deferred tax assets . . . . . . . . . . . . . . .    1,483.4    1,202.0
                                                           --------   --------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . .      925.6      879.4
Depreciation . . . . . . . . . . . . . . . . . . . . . .       72.3       13.3
Basis in partnerships. . . . . . . . . . . . . . . . . .       72.6       65.1
Market discount on bonds . . . . . . . . . . . . . . . .       20.0       18.9
Pension plan expense . . . . . . . . . . . . . . . . . .       47.5       73.9
Capitalized charges related to mutual funds. . . . . . .        3.0       12.7
Lease income . . . . . . . . . . . . . . . . . . . . . .    1,041.4      772.7
Unrealized gains . . . . . . . . . . . . . . . . . . . .      705.1      156.4
Other. . . . . . . . . . . . . . . . . . . . . . . . . .       29.9       29.9
                                                           --------   --------
 Total deferred tax liabilities. . . . . . . . . . . . .    2,917.4    2,022.3
                                                           --------   --------
  Net deferred tax liabilities . . . . . . . . . . . . .   $1,434.0   $  820.3
                                                           ========   ========

The Company made income tax payments of $147.4 million, $104.9 million and $3.7 million in 2003, 2002 and 2001, respectively.

NOTE 7 -- CLOSED BLOCK

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                             DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------  ----------
                                                            (IN MILLIONS)
LIABILITIES
Future policy benefits . . . . . . . . . . . . . . . .   $10,690.6   $10,509.0
Policyholder dividend obligation . . . . . . . . . . .       400.0       288.9
Policyholders' funds . . . . . . . . . . . . . . . . .     1,511.9     1,504.0
Policyholder dividends payable . . . . . . . . . . . .       413.1       432.3
Other closed block liabilities . . . . . . . . . . . .        37.4       111.7
                                                         ---------   ---------
Total closed block liabilities . . . . . . . . . . . .   $13,053.0   $12,845.9
                                                         ---------   ---------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $69.6; 2002 -- $97.1). . . . . . . . . . . .   $    66.0   $    86.0
 Available-for-sale -- at fair value (cost: 2003 --
  $5,847.6; 2002 -- $5,580.2). . . . . . . . . . . . .     6,271.1     5,823.2
Equity securities:
 Available-for-sale -- at fair value (cost: 2003 --
  $9.1; 2002 -- $10.5) . . . . . . . . . . . . . . . .         9.1        12.4
Mortgage loans on real estate. . . . . . . . . . . . .     1,577.9     1,665.8
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,554.0     1,555.1

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                           DECEMBER 31,
                                                       ----------------------
                                                         2003         2002
                                                       ----------  ----------
                                                           (IN MILLIONS)
Short-term investments . . . . . . . . . . . . . . .         1.2         25.2
Other invested assets. . . . . . . . . . . . . . . .       230.6        212.4
                                                       ---------    ---------
 Total investments . . . . . . . . . . . . . . . . .     9,709.9      9,380.1
Cash and cash equivalents. . . . . . . . . . . . . .       248.3        244.0
Accrued investment income. . . . . . . . . . . . . .       145.1        156.3
Other closed block assets. . . . . . . . . . . . . .       308.6        327.6
                                                       ---------    ---------
 Total closed block assets . . . . . . . . . . . . .   $10,411.9    $10,108.0
                                                       ---------    ---------
Excess of reported closed block liabilities over
 assets designated to the closed block . . . . . . .   $ 2,641.1    $ 2,737.9
                                                       ---------    ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of tax
  of $(148.0) million and $(84.0) million at 2003 and
  2002, respectively . . . . . . . . . . . . . . . .       275.3        155.9
 Allocated to the policyholder dividend obligation,
  net of tax of $148.1 million and $88.8 million at
  2003 and 2002, respectively. . . . . . . . . . . .      (275.1)      (164.9)
                                                       ---------    ---------
  Total. . . . . . . . . . . . . . . . . . . . . . .         0.2         (9.0)
                                                       ---------    ---------
Maximum future earnings to be recognized from closed
 block assets and liabilities. . . . . . . . . . . .   $ 2,641.3    $ 2,728.9
                                                       =========    =========
Change in the policyholder dividend obligation:
 Balance at beginning of period. . . . . . . . . . .   $   288.9    $   251.2
  Impact on net income before income taxes . . . . .       (57.9)       (70.8)
  Unrealized investment gains (losses) . . . . . . .       169.0        108.5
                                                       ---------    ---------
 Balance at end of period. . . . . . . . . . . . . .   $   400.0    $   288.9
                                                       =========    =========

                                                 YEARS ENDED DECEMBER 31,
                                              -------------------------------
                                                2003       2002        2001
                                              ---------  ---------  ---------
                                                      (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . .   $  915.7   $  969.9    $  940.0
Net investment income . . . . . . . . . . .      648.2      663.9       667.5
Net realized investment and other gains
 (losses), net of amounts credited to the
 policyholder dividend obligation of $(58.2)
  million, $(11.9)million and $(17.0)
 million, respectively. . . . . . . . . . .       (4.5)      (5.2)       (3.6)
Other closed block revenues . . . . . . . .       (0.1)       0.1         0.6
                                              --------   --------    --------
 Total closed block revenues. . . . . . . .    1,559.3    1,628.7     1,604.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . .      982.0    1,057.6       924.4
Change in the policyholder dividend
 obligation . . . . . . . . . . . . . . . .       (2.4)     (60.2)       54.9
Other closed block operating costs and
 expenses . . . . . . . . . . . . . . . . .       (3.0)      (5.2)       (6.3)
Dividends to policyholders. . . . . . . . .      449.5      489.7       474.9
                                              --------   --------    --------
 Total benefits and expenses. . . . . . . .    1,426.1    1,481.9     1,447.9
                                              --------   --------    --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2003     2002      2001
                                                   -------  -------  ---------
                                                         (IN MILLIONS)
Closed block revenues, net of closed block
 benefits and expenses, before income taxes and
 cumulative effect of accounting change. . . . .    133.2    146.8     156.6
Income taxes, net of amounts credited to the
 policyholder dividend obligation of $2.1
 million, $1.3 million and $4.6 million,
  respectively . . . . . . . . . . . . . . . . .     45.6     50.0      53.0
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses and income taxes, before
  cumulative effect of accounting change . . . .     87.6     96.8     103.6
                                                   ------   ------    ------
 Cumulative effect of accounting change, net of
  tax. . . . . . . . . . . . . . . . . . . . . .       --       --      (1.4)
                                                   ------   ------    ------
 Closed block revenues, net of closed block
  benefits and expenses, income taxes and
  cumulative effect of accounting change . . . .   $ 87.6   $ 96.8    $102.2
                                                   ======   ======    ======

Maximum future earnings from closed block assets and liabilities:

                                                                  YEARS ENDED DECEMBER 31,
                                                                 -------------------------
                                                                    2003           2002
                                                                 ------------  -----------
                                                                       (IN MILLIONS)
Beginning of period. . . . . . . . . . . . . . . . . . . . . .    $2,728.9       $2,825.7
End of period. . . . . . . . . . . . . . . . . . . . . . . . .     2,641.3        2,728.9
                                                                  --------       --------
 Change during period. . . . . . . . . . . . . . . . . . . . .    $  (87.6)      $  (96.8)
                                                                  ========       ========

NOTE 8 -- DEBT AND LINE OF CREDIT

Short-term and long-term debt consists of the following:

                                                              DECEMBER 31,
                                                           ------------------
                                                             2003       2002
                                                           ---------  -------
                                                             (IN MILLIONS)
Short-term debt:
 Current maturities of long-term debt. . . . . . . . . .   $  104.0    $ 99.5
Long-term debt:
 Surplus notes, 7.38% maturing in 2024/(1)/  . . . . . .      447.6     447.4
 Notes payable, interest ranging from 7.31% to 12.0%, due
  in varying amounts to 2009 . . . . . . . . . . . . . .      171.3     242.3
                                                           --------    ------
Total long-term debt . . . . . . . . . . . . . . . . . .      618.9     689.7
Less current maturities. . . . . . . . . . . . . . . . .     (104.0)    (99.5)
                                                           --------    ------
Long-term debt . . . . . . . . . . . . . . . . . . . . .      514.9     590.2
                                                           --------    ------
 Total long and short-term debt before fair value
  adjustments. . . . . . . . . . . . . . . . . . . . . .      618.9     689.7
Fair value adjustments related to interest rate
 swaps/(1)/  . . . . . . . . . . . . . . . . . . . . . .       94.5     113.7
                                                           --------    ------
Total long and short-term debt after fair value
 adjustments . . . . . . . . . . . . . . . . . . . . . .   $  713.4    $803.4
                                                           ========    ======
Consumer notes:
 Notes payable, interest ranging from 1.75% to 6.25% due
  in varying amounts to 2032 . . . . . . . . . . . . . .   $1,550.4    $290.2
                                                           ========    ======

(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

At December 31, 2003, the Company had a committed line of credit through a group of banks including Fleet National Bank, JPMorgan Chase, Citicorp USA, Inc., The Bank of New York, The Bank of Nova Scotia, Fleet Securities, Inc. and JPMorgan Securities, Inc., totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment (renewed effective July 25, 2003) and $500.0 million pursuant to a multi-year facility (renewable in 2005). The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2003. At December 31, 2003, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2004 -- $104.0 million; 2005 -- $28.5 million; 2006 -- $16.8 million; 2007 -- $12.7 million; 2008 --
$1.9 million; and thereafter -- $455.0 million.

Interest expense on debt, included in other operating costs and expenses, was $49.6 million, $52.6 million and $59.0 million in 2003, 2002 and 2001, respectively. Interest paid amounted to $46.2 million in 2003, $47.0 million in 2002 and $55.8 million in 2001.

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2005 -- $22.1 million; 2006 -- $63.5 million; 2007-$99.0 million; 2008
-- $68.4 million; and thereafter -- $1,327.7 million. As of December 31, 2003, there are no maturities of consumer notes in 2004.

Interest expense on consumer notes, included in benefits to policyholders, was $39.0 million and $2.5 million in 2003 and 2002, respectively. No interest expense was incurred in 2001. Interest paid amounted to $29.8 million and $1.4 million in 2003 and 2002. No interest was paid in 2001.

NOTE 9 -- SALE/LEASEBACK TRANSACTION AND OTHER LEASE OBLIGATIONS

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $271.4 million and a deferred profit of $209.4 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year lease term. The other two properties have operating leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The future minimum lease payments by year and in the aggregate, under the capital lease and under noncancelable operating leases and future sublease rental income on the garage are presented below:

                                                         NONCANCELABLE   SUB-LEASE
                                                CAPITAL    OPERATING      RENTAL
                                                 LEASE      LEASES        INCOME
                                                -------  -------------  -----------
                                                          (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . .   $  8.8      $ 36.2         $ 1.3
2005. . . . . . . . . . . . . . . . . . . . .      8.8        36.1           1.3
2006. . . . . . . . . . . . . . . . . . . . .      8.8        36.1           1.3
2007. . . . . . . . . . . . . . . . . . . . .      8.8        31.2           1.3
2008. . . . . . . . . . . . . . . . . . . . .      8.8        29.7           1.3
Thereafter  . . . . . . . . . . . . . . . . .     88.6       130.6          77.2
                                                ------      ------         -----
Total minimum lease payments. . . . . . . . .    132.6      $299.9         $83.7
                                                            ======         =====
Amounts representing interest . . . . . . . .    (46.3)
                                                ------
Present value of net minimum lease payments .     86.3
Current portion of capital lease obligation .     (8.8)
                                                ------
 Total. . . . . . . . . . . . . . . . . . . .   $ 77.5
                                                ======

NOTE 10 -- MINORITY INTEREST

Minority interest relates equity interests in a consolidated partnership. For financial reporting purposes, the assets, the liabilities, and earnings of the partnership are consolidated in the Company's financial statements. The minority interest of $5.1 million on the consolidated balance sheets in the equity of the consolidated partnership reflects the original investment by minority shareholders in the consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

NOTE 11 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                            2003 PREMIUMS           2002 PREMIUMS           2001 PREMIUMS
                        ---------------------   ---------------------   ---------------------
                         WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN      EARNED
                        ----------  ----------  ----------  ----------  ----------  ------------
                                                    (IN MILLIONS)
Direct. . . . . . . .   $ 2,816.3   $ 2,813.5   $ 2,570.1   $ 2,565.0   $ 3,076.8    $ 3,080.7
Assumed . . . . . . .       690.5       690.5       469.3       469.3       427.7        427.7
Ceded . . . . . . . .    (1,464.6)   (1,464.6)   (1,050.1)   (1,050.1)   (1,156.5)    (1,156.5)
                        ---------   ---------   ---------   ---------   ---------    ---------
Net life, health and
 annuity premiums . .   $ 2,042.2   $ 2,039.4   $ 1,989.3   $ 1,984.2   $ 2,348.0    $ 2,351.9
                        =========   =========   =========   =========   =========    =========

For the years ended December 31, 2003, 2002 and 2001, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million, $645.9 million and $552.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect to personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect to this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2003, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $167.7 million in 2003, $161.0 million in 2002 and $127.1 million in 2001.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.6 million, $10.4 million, and $10.6 million in 2003, 2002 and 2001, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverage is contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre-January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The company anticipates that the benefits it pays after 2006 will be lower as a result of the new Medicare provisions; however, the retiree medical obligations and costs reported do not reflect the impact of this legislation. Deferring the recognition of the new Medicare provisions' impact is permitted by Financial Accounting Standards Board Staff Position 106-1 due to open questions about some of the new Medicare provisions and a lack of authoritative accounting guidance about certain matters. The final accounting guidance could require changes to previously reported information.

OBLIGATIONS AND FUNDED STATUS:

                                              YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------
                                 2003          2002           2003              2002
                              ------------  ------------  --------------  -------------
                                                    (IN MILLIONS)
                                  PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Change in benefit
 obligation:
 Benefit obligation at
  beginning of year . . . .    $2,029.3      $1,933.1        $ 584.3          $ 441.4
 Service cost . . . . . . .        25.8          27.8            1.5              4.0
 Interest cost. . . . . . .       130.5         133.9           35.3             33.5
 Amendments . . . . . . . .          --           9.9          (54.3)              --
 Actuarial loss . . . . . .       156.9          91.9           93.3            143.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (43.9)           (37.4)
 Curtailment. . . . . . . .          --          (6.3)          (0.8)            (1.1)
                               --------      --------        -------          -------
 Benefit obligation at end
  of year . . . . . . . . .     2,174.8       2,029.3          615.4            584.3
                               --------      --------        -------          -------
Change in plan assets:
 Fair value of plan assets
  at beginning of year. . .     1,861.0       2,196.9          204.2            245.7
 Actual return on plan
  assets. . . . . . . . . .       393.4        (201.5)          44.8            (25.5)
 Employer contribution. . .        14.5          26.6           32.0             21.4
 Employee contribution. . .          --            --            4.2              3.9
 Benefits paid. . . . . . .      (167.7)       (161.0)         (48.2)           (41.3)
                               --------      --------        -------          -------
 Fair value of plan assets
  at end of year. . . . . .     2,101.2       1,861.0          237.0            204.2
                               --------      --------        -------          -------
Funded status . . . . . . .       (73.6)       (168.3)        (378.4)          (380.1)
Unrecognized actuarial loss       401.1         511.5          157.1             98.8
Unrecognized prior service
 cost . . . . . . . . . . .        55.3          67.9          (81.2)           (42.3)
Unrecognized net transition
 asset. . . . . . . . . . .          --           0.1             --               --
                               --------      --------        -------          -------
 Prepaid (accrued) benefit
  cost, net . . . . . . . .    $  382.8      $  411.2        $(302.5)         $(323.6)
                               ========      ========        =======          =======
 Amounts recognized in the
  consolidated balance
  sheets:
 Prepaid benefit cost . . .    $  569.4      $  581.7
 Accrued benefit liability
  including minimum
  liability . . . . . . . .      (317.0)       (275.1)
 Intangible asset . . . . .         0.1           0.1
 Accumulated other
  comprehensive income. . .       130.3         104.5
                               --------      --------
Net amount recognized . . .    $  382.8      $  411.2
                               ========      ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

The accumulated benefit obligations for all defined benefit pension plans was $2,076.5 million and $1,897.2 million at December 31, 2003 and 2002, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                    YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                       2003           2002
                                                   ------------  ------------
                                                         (IN MILLIONS)
Projected benefit obligation . . . . . . . . . .      $337.2         $301.9
Accumulated benefit obligation . . . . . . . . .       317.9          280.2
Fair value of plan assets. . . . . . . . . . . .         0.9            5.1

COMPONENTS OF NET PERIODIC BENEFIT COST:

                                                        YEARS ENDED DECEMBER 31,
                                        ---------------------------------------------------------
                                           2003          2002           2003              2002
                                        ------------  ------------  --------------  -------------
                                                              (IN MILLIONS)
                                            PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Service cost. . . . . . . . . . . . .     $  25.9       $  27.8        $  1.6           $  4.0
Interest cost . . . . . . . . . . . .       130.5         133.9          35.3             33.5
Expected return on plan assets. . . .      (155.8)       (201.5)        (17.4)           (22.8)
Amortization of transition asset. . .         0.1           0.1            --               --
Amortization of prior service cost. .         7.4           7.0          (6.6)            (3.2)
Recognized actuarial gain (loss). . .        29.7           7.6           6.9             (1.9)
                                          -------       -------        ------           ------
Net periodic benefit (credit) cost. .     $  37.8       $ (25.1)       $ 19.8           $  9.6
                                          =======       =======        ======           ======

ADDITIONAL INFORMATION:

                                         YEARS ENDED DECEMBER 31,
                        -----------------------------------------------------------
                            2003          2002           2003              2002
                        ------------  ------------  ---------------  --------------
                                               (IN MILLIONS)
                             PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
Increase in minimum
 liabilities included
 in other
 comprehensive income. .   $25.8         $41.2            N/A              N/A

ASSUMPTIONS:

Weighted-average assumptions used to determine benefit obligation:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------
                                                                      2003          2002          2003              2002
                                                                  ------------  ------------  --------------  -------------
                                                                                        (IN MILLIONS)
                                                                       PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate . . . . . . . . . . . . . . . . . . . . . . . . .      6.25%         6.75%           6.25%            6.75%
Rate of compensation increase . . . . . . . . . . . . . . . . .      3.00%         3.50%            N/A              N/A
Health care trend rate for following year . . . . . . . . . . .                                   11.00%           10.00%
Ultimate trend rate . . . . . . . . . . . . . . . . . . . . . .                                    5.25%            5.25%
Year ultimate rate reached. . . . . . . . . . . . . . . . . . .                                    2010             2008

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED)

Weighted-average assumptions used to determine net periodic benefit cost:

                                                                                          YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                             2003          2002          2003             2002
                                                                         ------------  ------------  --------------  -------------
                                                                                               (IN MILLIONS)
                                                                              PENSION BENEFITS       OTHER POSTRETIREMENT BENEFITS
Discount rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.75%         7.25%           6.75%           7.25%
Expected long-term return on plan assets . . . . . . . . . . . . . . .      8.75%         9.50%           8.75%           9.50%
Rate of compensation increase. . . . . . . . . . . . . . . . . . . . .      3.50%         4.25%            N/A             N/A
Health care trend rate for following year. . . . . . . . . . . . . . .                                   10.00%           8.00%
Ultimate trend rate. . . . . . . . . . . . . . . . . . . . . . . . . .                                    5.25%           5.25%
Year ultimate rate reached . . . . . . . . . . . . . . . . . . . . . .                                    2008            2006

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/ guidance from SEC staff suggestions are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               1-PERCENTAGE     1-PERCENTAGE
                                                              POINT INCREASE   POINT DECREASE
                                                              --------------  ----------------
                                                                      (IN MILLIONS)
Effect on total service and interest costs in 2003. . . . .       $ 3.2           $ (2.9)
Effect on postretirement benefit obligations as of December
 31, 2003 . . . . . . . . . . . . . . . . . . . . . . . . .        46.2            (43.1)

PLAN ASSETS

The Company's weighted-average asset allocations for its plans at December 31, 2003 and 2002, by asset category are as follows:

                                                                 PENSION
                                                               PLAN ASSETS
                                                             AT DECEMBER 31,
                                                             ------------------
ASSET CATEGORY                                                2003      2002
-----------------------------------------------------------  -------  ---------
Equity securities. . . . . . . . . . . . . . . . . . . . .     69%       64%
Fixed maturity securities. . . . . . . . . . . . . . . . .     24%       27%
Real estate. . . . . . . . . . . . . . . . . . . . . . . .      2%        4%
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .      5%        5%
                                                              ---       ---
  Total. . . . . . . . . . . . . . . . . . . . . . . . . .    100%      100%
                                                              ===       ===

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The target allocation for assets of the Company's pension plans is summarized below for major assets categories.

ASSET CATEGORY
Equity securities . . . . . . . . . . . . . .     50 % - 80%
Fixed maturity securities . . . . . . . . . .     25 % - 35%
Real estate . . . . . . . . . . . . . . . . .      1 % - 5%
Other . . . . . . . . . . . . . . . . . . . .      --% - 18%

The plans do not own any of the Company's common stock at December 31, 2003 and 2002.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2003 and 2002, by asset category are as follows:

                                                     OTHER POSTRETIREMENT BENEFITS
                                                              PLAN ASSETS
                                                            AT DECEMBER 31,
                                                    ------------------------------
                                                         2003              2002
                                                    ---------------  ----------------
ASSET CATEGORY
Equity securities . . . . . . . . . . . . . . . .         61%               58%
Fixed maturity securities . . . . . . . . . . . .         38%               41%
Real estate . . . . . . . . . . . . . . . . . . .        --%               --%
Other . . . . . . . . . . . . . . . . . . . . . .          1%                1%
                                                         ---               ---
 Total. . . . . . . . . . . . . . . . . . . . . .        100%              100%
                                                         ===               ===

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

CASH FLOWS

CONTRIBUTIONS. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2003, there were no contributions made to these qualified plans. In 2002, $3.0 million was contributed to these qualified plans. Of the $3.0 million contributed in 2002, $3.0 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. This contribution is not deductible for 2002 but was deductible in 2003. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2003 and 2002, $14.5 million and $23.5 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $2 million to its qualified pension plans in 2004 and approximately $25 million to its non-qualified pension plans in 2004.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

The Company expects to contribute approximately $50 million to its other post retirement benefit plans in 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12 -- PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS -- (CONTINUED

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

OBLIGATIONS AND FUNDED STATUS:

                                                     YEARS ENDED DECEMBER 31,
                              ----------------------------------------------------------------------
                                             2003                                2002
                              ---------------------------------   ----------------------------------
                                                          (IN MILLIONS)
                              QUALIFIED  NONQUALIFIED             QUALIFIED  NONQUALIFIED
                                PLANS       PLANS       TOTAL       PLANS       PLANS         TOTAL
                              ---------  ------------  ---------  ---------  ------------  ---------
Benefit obligation at the
 end of year. . . . . . . .   $1,837.7     $ 337.1     $2,174.8   $1,727.4     $ 301.9      $2,029.3
Fair value of plan assets at
 end of year. . . . . . . .    2,100.3         0.9      2,101.2    1,855.8         5.2       1,861.0
                              --------     -------     --------   --------     -------      --------
Funded status (assets less
 obligations) . . . . . . .      262.6      (336.2)       (73.6)     128.4      (296.7)       (168.3)
Unrecognized net actuarial
 loss . . . . . . . . . . .      240.9       160.2        401.1      374.7       136.8         511.5
Unrecognized prior service
 cost . . . . . . . . . . .       65.9       (10.6)        55.3       78.6       (10.7)         67.9
Unrecognized transition
 liability. . . . . . . . .         --          --           --         --         0.1           0.1
                              --------     -------     --------   --------     -------      --------
Prepaid (accrued) benefit
 cost . . . . . . . . . . .   $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                              ========     =======     ========   ========     =======      ========
Amounts recognized in the
 consolidated balance
 sheets:
Prepaid benefit cost. . . .     $569.4          --     $  569.4   $  581.7          --      $  581.7
Accrued benefit liability
 including minimum liability        --     $(317.0)      (317.0)        --     $(275.1)       (275.1)
Intangible asset                    --         0.1          0.1         --         0.1           0.1
Accumulated other
 comprehensive income               --       130.3        130.3         --       104.5         104.5
                              --------     -------     --------   --------     -------      --------
Net amount recognized         $  569.4     $(186.6)    $  382.8   $  581.7     $(170.5)     $  411.2
                              ========     =======     ========   ========     =======      ========
Components of net periodic
 benefit cost:
Service cost. . . . . . . .   $   24.1     $   1.8     $   25.9   $   26.1     $   1.7      $   27.8
Interest cost . . . . . . .      111.0        19.5        130.5      115.9        18.0         133.9
Expected return on plan
 assets . . . . . . . . . .     (155.6)       (0.2)      (155.8)    (201.3)       (0.2)       (201.5)
Amortization of transition
 asset. . . . . . . . . . .         --         0.1          0.1         --         0.1           0.1
Amortization of prior
 service cost . . . . . . .        7.5        (0.1)         7.4        6.5         0.5           7.0
Recognized actuarial gain .       20.1         9.6         29.7        1.5         6.1           7.6
                              --------     -------     --------   --------     -------      --------
Net periodic benefit
 (credit) cost. . . . . . .   $    7.1     $  30.7     $   37.8   $  (51.3)    $  26.2      $  (25.1)
                              ========     =======     ========   ========     =======      ========

NOTE 13 -- COMMITMENTS, GUARANTEES AND CONTINGENCIES

COMMITMENTS. The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, other invested assets and to issue mortgage loans on real estate totaling $482.6 million, $182.0 million, $800.8 million and $646.5 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $2.2 billion at December 31, 2003. The majority of these commitments expire in 2004.

GUARANTEES. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under accounting principles generally accepted in the U.S, specific to the insurance industry. The following guarantee falls outside the scope of insurance accounting and is disclosed pursuant to FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others".

                      JOHN HANCOCK LIFE INSURANCE COMPANY

   . The Company guarantees certain mortgage securitizations transactions the Company entered into with FNMA and FHLMC. These guarantees will persist until the pool of mortgages are paid off in full by the mortgagees. The Company must perform under these guarantees where the mortgagees fail to repay their mortgages. The maximum amount of future payments the Company may be required to make pursuant to the guarantees is up to 12.25% of the total principal and interest for FNMA securitization, or $13.2 million, and up to 10.50% of total principal and interest for the FHLMC securitization, or $14.6 million at December 31, 2003.

CONTINGENCIES

CLASS ACTION. During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $3.2 million and $11.9 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $30.0 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

HARRIS TRUST. Beginning in 1983, the Company became involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried by a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

On May 14, 2001 the Company filed an appeal in this case. On August 20, 2002, the Second Circuit Court of Appeals issued a ruling, affirming in part, reversing in part, and vacating in part the District Court's judgment in this case. The Second Circuit Court of Appeals' opinion overturned substantial portions of the District Court's opinion, representing the vast majority of the lower court's award of damages and fees, and sent the matter back to the District Court for further proceedings.

The action has been dismissed and the settlement consummated as of December 11, 2003. The settlement costs were paid in 2003.

OTHER

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14 -- SHAREHOLDER'S EQUITY

COMMON STOCK

The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income are as follows:

                                                                                    NET
                                                                                 ACCUMULATED   FOREIGN                ACCUMULATED
                                                                      NET        GAIN (LOSS)   CURRENCY     MINIMUM      OTHER
                                                                   UNREALIZED      ON CASH    TRANSLATION   PENSION   COMPREHENSIVE
                                                                 GAINS (LOSSES)  FLOW HEDGES  ADJUSTMENT   LIABILITY    INCOME
                                                                 --------------  -----------  -----------  ---------    -------
                                                                                        (IN MILLIONS)
Balance at December 31, 2000. . . . . . . . . . . . . . . . . .     $ 123.7            --        $(4.0)      $(53.0)     $ 66.7
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $49.1 million)  . . . . . . . . . . . .       (88.3)           --           --           --       (88.3)
Reclassification adjustment for gains ( losses), realized
  in net income (net of tax expense of $80.8 million) . . . . .       150.1            --           --           --       150.1
Adjustment for participating group annuity contracts (net
  of deferred income tax benefit of $5.1 million) . . . . . . .        (9.5)           --           --           --        (9.5)
Adjustment for deferred policy acquisition costs and present value of future profits (net of deferred income
  tax benefit of $25.8 million) . . . . . . . . . . . . . . . .       (47.8)           --           --           --       (47.8)
Adjustment for policyholder dividend obligation (net
  of deferred income tax benefit of $46.1 million). . . . . . .       (85.6)           --           --           --       (85.6)
                                                                     ------         -----        -----       ------      ------
Net unrealized gains (losses) . . . . . . . . . . . . . . . . .       (81.1)           --           --           --       (81.1)
Foreign currency translation adjustment . . . . . . . . . . . .          --            --          1.0           --         1.0
Minimum pension liability (net of deferred income tax
  expense of $8.2 million)  . . . . . . . . . . . . . . . . . .          --            --           --         15.2        15.2
Net accumulated gains (losses) on cash flow hedges (net
  of tax benefit of $2.1 million) . . . . . . . . . . . . . . .          --          (3.8)          --           --        (3.8)
Change in accounting principle (net of income tax expense
  of $122.6 million)  . . . . . . . . . . . . . . . . . . . . .       204.7          22.9           --           --       227.6
                                                                    -------         -----        -----       ------      ------
Balance at December 31, 2001. . . . . . . . . . . . . . . . . .     $ 247.3         $19.1        $(3.0)      $(37.8)     $225.6
                                                                    =======         =====        =====       ======      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  NET
                                                              ACCUMULATED    FOREIGN                 ACCUMULATED
                                                   NET        GAIN (LOSS)   CURRENCY     MINIMUM        OTHER
                                                UNREALIZED      ON CASH    TRANSLATION   PENSION    COMPREHENSIVE
                                              GAINS (LOSSES)  FLOW HEDGES  ADJUSTMENT   LIABILITY      INCOME
                                              --------------  -----------  -----------  ---------  ---------------
                                                                        (IN MILLIONS)
Balance at December 31, 2001. . . . . . . .     $  247.3        $ 19.1       $(3.0)      $(37.8)      $  225.6
Gross unrealized gains (losses) (net of
 deferred income tax expense of $32.1
 million) . . . . . . . . . . . . . . . . .         87.2            --          --           --           87.2
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $61.6 million) . . .        114.4            --          --           --          114.4
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $14.6 million). . . . . . . . .        (27.2)           --          --           --          (27.2)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $20.5 million) . . . . . . . . . . . . . .        (38.0)           --          --           --          (38.0)
Adjustment for policyholder dividend
 obligation  (net of deferred income tax
 benefit of   $38.0 million). . . . . . . .        (70.7)           --          --           --          (70.7)
                                                --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . .         65.7            --          --           --           65.7
Foreign currency translation adjustment . .           --            --          --           --             --
Minimum pension liability (net of deferred
 income tax benefit of $13.2 million) . . .           --            --          --        (24.4)         (24.4)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $94.5
 million) . . . . . . . . . . . . . . . . .           --         175.3          --           --          175.3
                                                --------        ------       -----       ------       --------
Balance at December 31, 2002. . . . . . . .     $  313.0        $194.4       $(3.0)      $(62.2)      $  442.2
                                                ========        ======       =====       ======       ========
Gross unrealized gains (losses) (net of
 deferred income tax expense of $504.6
 million) . . . . . . . . . . . . . . . . .     $  937.7            --          --           --       $  937.7
Reclassification adjustment for gains
 (losses), realized in net income (net of
 income tax expense of $130.6 million). . .        242.5            --          --           --          242.5
Adjustment for participating group annuity
 contracts (net of deferred income tax
 benefit of $22.0 million). . . . . . . . .        (40.9)           --          --           --          (40.9)
Adjustment for deferred policy acquisition
 costs and present value of future profits
 (net of deferred income tax benefit of
 $59.1 million) . . . . . . . . . . . . . .       (109.8)           --          --           --         (109.8)
Adjustment for policyholder dividend
 obligation (net of deferred income tax
 benefit of $59.2 million). . . . . . . . .       (109.8)           --          --           --         (109.8)
Change in accounting principle (net of
 income tax expense of $53.8 million) . . .         99.9            --          --           --           99.9
                                                --------        ------       -----       ------       --------
Net unrealized gains (losses) . . . . . . .      1,019.6            --          --           --        1,019.6
Foreign currency translation adjustment . .           --            --        (0.1)          --           (0.1)
Minimum pension liability (net of deferred
 income tax benefit of $8.5 million). . . .           --            --          --        (15.8)         (15.8)
Net accumulated gains (losses) on cash flow
 hedges (net of income tax expense of $17.1
 million) . . . . . . . . . . . . . . . . .           --          31.7          --           --           31.7
                                                --------        ------       -----       ------       --------
Balance at December 31, 2003. . . . . . . .     $1,332.6        $226.1       $(3.1)      $(78.0)      $1,477.6
                                                ========        ======       =====       ======       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                            FOR THE YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                               2003        2002        2001
                                            -----------  ---------  ---------
                                                     (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . .   $ 2,574.4    $ 839.8     $ 294.1
  Equity investments. . . . . . . . . . .        83.1       42.1       129.2
  Derivatives and other . . . . . . . . .        81.5       41.7       205.0
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .     2,739.0      923.6       628.3
Amounts of unrealized investment (gains)
 losses attributable to:
 Participating group annuity contracts. .          --      (90.8)      (49.0)
 Deferred policy acquisition costs and
  present value of future profits . . . .      (278.4)    (109.5)      (51.0)
 Policyholder dividend obligation . . . .      (422.9)    (253.9)     (145.2)
 Deferred Federal income taxes. . . . . .      (705.1)    (156.4)     (135.8)
                                            ---------    -------     -------
Total . . . . . . . . . . . . . . . . . .    (1,406.4)    (610.6)     (381.0)
                                            ---------    -------     -------
Net unrealized investment gains . . . . .   $ 1,332.6    $ 313.0     $ 247.3
                                            =========    =======     =======

STATUTORY RESULTS

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance for a permitted accounting practice. The Company currently has four permitted practices which relate to 1) an admitted asset for the pension plan prepaid expense, 2) an admitted asset for the start-up and launch costs due from the experience fund of the Federal Long-Term Care Program, 3) an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial and 4) the Company is allowed to carry the administrative rating symbol of Z for a selected group of securities.

Prior to 2001, the Division had provided the Company approval to recognize as an admitted asset the prepaid pension expense in respect to the Company's pension plan. Beginning in 2001, the Division has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of SSAP No. 8, Pensions. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting period was increased by $0 and $159.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

During 2002, the Company received permission from the Division to record an admitted asset for the Federal Long-Term Care Program start-up and launch costs
due from its experience fund of $19.3 million at December 31, 2002.   As a
result of this permitted practice, the Company's reported capital and surplus for the 2002 reporting period was increased by $19.3 million. There was no permitted practice for this item in 2003 thus no admitted asset for start-up and launch costs in 2003.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $51.1 million and $60.5 million on the purchase as goodwill at December 31, 2003 and 2002, respectively. This amount will be amortized over a ten year period. The impact on net income was an amortization expense of $9.3 million in 2003. There was no amortization expense in 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2003 and 2002 reporting periods was increased by $51.1 million and $60.5 million, respectively.

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principle balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of John Hancock Life Insurance Company.

                                   AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                  --------------------------------------------
                                      2003           2002            2001
                                  -------------  -------------  --------------
                                                 (IN MILLIONS)
Statutory net income. . . . . .     $  441.7       $  210.4        $  631.4
Statutory surplus . . . . . . .     $3,789.9       $3,524.1        $3,513.6

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 15 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

ASSET GATHERING SEGMENT. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

GUARANTEED AND STRUCTURED FINANCIAL PRODUCTS (G&SFP) SEGMENT. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's new consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms.

INVESTMENT MANAGEMENT SEGMENT. Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's International Group Program, certain corporate operations, and non-core businesses, those that are either disposed or in run-off. The International Group Program consists of an international network of insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The non-core disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

The accounting policies of the segments are the same as those described in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as after-tax adjustments to segment net income in the tables below primarily relate to:

(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations because management views the related gains and losses as an integral part of the core business of those operations);

                      JOHN HANCOCK LIFE INSURANCE COMPANY

(ii) a 2002 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment and a 2001 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996;

(iii) during 2002 and 2001 restructuring costs related to reducing staff in the home office and terminating certain operations outside the home office;

(iv) the 2001 surplus tax applicable to mutual life insurance companies which are no longer applicable to the Company;

(v)  cumulative effect of accounting changes.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                      ASSET                 INVESTMENT  CORPORATE
2003                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . .   $ 2,027.6   $   543.1   $    63.1   $  102.8    $  723.4     $ 3,460.0
Net investment income     1,421.7       710.1     1,676.7       17.1       (26.2)      3,799.4
Inter-segment revenues         --         1.2         0.4       25.1       (26.7)           --
                        ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . .     3,449.3     1,254.4     1,740.2      145.0       670.5       7,259.4
Net realized
 investment and other
 gains (losses) . . .       (32.0)      (47.0)     (215.3)      (0.9)      341.9          46.7
                        ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . .   $ 3,417.3   $ 1,207.4   $ 1,524.9   $  144.1    $1,012.4     $ 7,306.1
                        =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . .   $   371.8   $   194.3   $   287.4   $   29.8    $  (44.6)    $   838.7
Net realized
 investment gains
 (losses) . . . . . .       (20.9)      (30.2)     (133.2)      (0.5)      215.6          30.8
Cumulative effect of
 accounting change,
 net of tax . . . . .       (42.2)       (4.5)     (232.3)        --          --        (279.0)
                        ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . .   $   308.7   $   159.6   $   (78.1)  $   29.3    $  171.0     $   590.5
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . .   $    31.0   $    16.9   $    57.9   $    4.4    $   28.1     $   138.3
Carrying value of
 investments accounted
 for under the
 equity method. . . .       410.2       249.2       586.1       13.1       686.0       1,944.6
Amortization of
 deferred policy
 acquisition costs. .       184.7       111.4         2.3         --        (0.1)        298.3
Interest expense. . .         0.2          --          --        6.1        43.3          49.6
Income tax expense. .       174.3        74.4        52.1       17.8        26.7         345.3
Segment assets. . . .    36,640.7    18,721.5    35,667.1    2,287.8     2,631.2      95,948.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                           ASSET              INVESTMENT  CORPORATE
2003                                         PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . .    $(97.9)     $(33.5)   $(218.7)   $ 10.6     $ 341.9       $  2.4
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . .       7.4       (13.5)        --        --          --         (6.1)
Less amounts credited to participating
 pension contractholder accounts . . . . .        --          --        3.4        --          --          3.4
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . .      58.5          --         --        --          --         58.5
                                              ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements     (32.0)      (47.0)    (215.3)     10.6       341.9         58.2
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . .        --          --         --     (11.5)         --        (11.5)
                                              ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . .     (32.0)      (47.0)    (215.3)     (0.9)      341.9         46.7
Less income tax effect . . . . . . . . . .      11.1        16.8       82.1       0.4      (126.3)       (15.9)
                                              ------      ------    -------    ------     -------       ------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . .    $(20.9)     $(30.2)   $(133.2)   $ (0.5)    $ 215.6       $ 30.8
                                              ======      ======    =======    ======     =======       ======

                                      ASSET                 INVESTMENT  CORPORATE
2002                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . .   $ 1,949.2   $   571.0   $    64.5   $   76.0    $  702.5     $ 3,363.2
Net investment income     1,310.7       575.7     1,703.9       15.1       (24.4)      3,581.0
Inter-segment revenues         --         1.1          --       33.5       (34.6)           --
                        ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . .     3,259.9     1,147.8     1,768.4      124.6       643.5       6,944.2
Net realized
 investment and other
 gains (losses) . . .       (66.0)      (42.5)     (313.8)       0.4       (29.5)       (451.4)
                        ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . .   $ 3,193.9   $ 1,105.3   $ 1,454.6   $  125.0    $  614.0     $ 6,492.8
                        =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . .   $   310.6   $   130.7   $   268.7   $   21.2    $   43.4     $   774.6
Net realized
 investment gains
 (losses) . . . . . .       (42.0)      (25.7)     (199.6)       0.4       (18.9)       (285.8)
Class action lawsuit.       (18.7)         --          --         --        (0.8)        (19.5)
Restructuring charges        (5.7)       (6.1)       (0.6)      (0.8)        2.8         (10.4)
                        ---------   ---------   ---------   --------    --------     ---------
Net income. . . . . .   $   244.2   $    98.9   $    68.5   $   20.8    $   26.5     $   458.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . .   $    17.9   $     8.7   $    34.5   $    0.3    $    3.4     $    64.8
Carrying value of
 investments accounted
 for under the equity
 method . . . . . . .       213.0       137.6       387.3       11.4       631.4       1,380.7
Amortization of
 deferred policy
 acquisition costs. .       171.1       140.5         2.2                   (0.4)        313.4
Interest expense. . .         0.5         0.5          --        6.7        44.9          52.6
Income tax expense. .       133.6        42.5        17.6       12.2       (97.3)        108.6
Segment assets. . . .    31,803.2    16,052.8    34,967.0    2,370.8     2,613.2      87,807.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                           ASSET              INVESTMENT  CORPORATE
2002                                         PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . .    $(88.7)     $(70.9)   $(337.1)    $ 1.6      $(29.5)      $(524.6)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . .      10.8        28.1         --        --          --          38.9
Less amounts credited to participating
 pension contractholder accounts . . . . .        --          --       23.3        --          --          23.3
Add amounts credited to the policyholder
 dividend obligation . . . . . . . . . . .      11.9          --         --        --          --          11.9
                                              ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements     (66.0)      (42.8)    (313.8)      1.6       (29.5)       (450.5)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . .        --         0.3         --      (1.2)         --          (0.9)
                                              ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . .     (66.0)      (42.5)    (313.8)      0.4       (29.5)       (451.4)
Less income tax effect . . . . . . . . . .      24.0        16.8      114.2        --        10.6         165.6
                                              ------      ------    -------     -----      ------       -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . .    $(42.0)     $(25.7)   $(199.6)    $ 0.4      $(18.9)      $(285.8)
                                              ======      ======    =======     =====      ======       =======

                                      ASSET                 INVESTMENT  CORPORATE
2001                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----------------------  ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Revenues from external
 customers. . . . . .   $ 1,796.2   $   678.0   $   535.0   $   86.5    $  652.6     $ 3,748.3
Net investment income     1,258.5       498.5     1,834.5       28.7        26.0       3,646.2
Inter-segment revenues         --          --          --       28.0       (28.0)           --
                        ---------   ---------   ---------   --------    --------     ---------
Segment revenues. . .     3,054.7     1,176.5     2,369.5      143.2       650.6       7,394.5
Net realized
 investment and other
 gains (losses) . . .       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                        ---------   ---------   ---------   --------    --------     ---------
Revenues. . . . . . .   $ 2,956.6   $ 1,121.7   $ 2,248.4   $  143.0    $  675.8     $ 7,145.5
                        =========   =========   =========   ========    ========     =========
NET INCOME:
Segment after-tax
 operating income . .   $   284.3   $   148.3   $   238.0   $   29.8    $   55.4     $   755.8
Net realized
 investment gains
 (losses) . . . . . .       (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
Class action lawsuit.          --          --          --         --       (19.5)        (19.5)
Restructuring charges        (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
Surplus tax . . . . .         9.6         0.2         2.6        0.1         0.8          13.3
Cumulative effect of
 accounting changes,
 net of tax . . . . .        11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                        ---------   ---------   ---------   --------    --------     ---------
Net income              $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Equity in net income
 of investees
 accounted for by the
 equity method. . . .   $    12.9   $     7.0   $    24.8   $    6.9    $    4.8     $    56.4
Carrying value of
 investments accounted
 for under the
 equity method. . . .       121.5        87.7       212.0       11.2       629.7       1,062.1
Amortization of
 deferred policy
 acquisition costs          171.3        75.0         2.4         --         0.3         249.0
Interest expense. . .         0.9         1.9          --       12.4        43.8          59.0
Income tax expense. .       108.8        35.0        71.0       16.2       (30.3)        200.7
Segment assets. . . .    28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                           ASSET              INVESTMENT  CORPORATE
2001                                         PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
-------------------------------------------  ----------  ---------  --------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses). . . . . . . . . . . . . . . . .     (122.9)     (76.4)     (78.8)      3.0       25.2         (249.9)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses) . . .        7.8       21.6         --        --         --           29.4
Less amounts credited to participating
 pension contractholder accounts . . . . .         --         --      (42.3)       --         --          (42.3)
Add amounts credited to the policyholder
 dividend
 obligation. . . . . . . . . . . . . . . .       17.0         --         --        --         --           17.0
                                              -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to participating pension
 contractholders and amounts credited to
 the policyholder dividend obligation --
 per the consolidated financial statements      (98.1)     (54.8)    (121.1)      3.0       25.2         (245.8)
Less net realized investment and other
 (gains) losses attributable to mortgage
 securitizations . . . . . . . . . . . . .         --         --         --      (3.2)        --           (3.2)
                                              -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-pre-tax adjustment made to
 calculate segment operating income. . . .      (98.1)     (54.8)    (121.1)     (0.2)      25.2         (249.0)
Less income tax effect . . . . . . . . . .       35.9       20.1       44.1        --       (8.6)          91.5
                                              -------     ------    -------     -----      -----        -------
Net realized investment and other gains
 (losses), net-after-tax adjustment made to
 calculate segment operating income. . . .    $ (62.2)    $(34.7)   $ (77.0)    $(0.2)     $16.6        $(157.5)
                                              =======     ======    =======     =====      =====        =======

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                                                            INCOME BEFORE
                                                                                                             INCOME TAXES
                                                                                                            AND CUMULATIVE
                                                                                  LONG-LIVED                  EFFECT OF
LOCATION                                                                REVENUES    ASSETS     ASSETS     ACCOUNTING CHANGES
----------------------------------------------------------------------  --------  ----------  ---------  --------------------
                                                                                           (IN MILLIONS)
2003
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,898.2    $273.2    $95,849.4        $1,201.7
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      407.9       0.5         98.9            13.1
                                                                        --------    ------    ---------        --------
                                                                        $7,306.1    $273.7    $95,948.3        $1,214.8
                                                                        ========    ======    =========        ========
2002
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,214.6    $525.1    $87,719.6        $  556.8
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      278.2       0.6         87.4            10.7
                                                                        --------    ------    ---------        --------
                                                                        $6,492.8    $525.7    $87,807.0        $  567.5
                                                                        ========    ======    =========        ========
2001
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $6,938.9    $533.8    $81,052.9        $  761.4
Foreign -- other. . . . . . . . . . . . . . . . . . . . . . . . . . .      206.6       0.6         71.8             6.0
                                                                        --------    ------    ---------        --------
                                                                        $7,145.5    $534.4    $81,124.7        $  767.4
                                                                        ========    ======    =========        ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 16 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks). Quarterly a review is made of the entire fixed maturity portfolio to assess credit quality, including a review of all impairments with the Life Company's Committee of Finance, a sub-committee to the Board of Directors. At the end of each quarter our Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether other-than-temporary impairments need to be recorded. The results of this quarterly analysis are reviewed by the Life Company's Committee of Finance. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                  DECEMBER 31,
                                   ------------------------------------------
                                           2003                  2002
                                   --------------------  --------------------
                                   CARRYING     FAIR     CARRYING      FAIR
                                     VALUE      VALUE      VALUE       VALUE
                                   ---------  ---------  ---------  ---------
                                                 (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . .   $ 1,488.7  $ 1,512.8  $ 1,727.0   $ 1,777.2
 Available-for-sale. . . . . . .    46,482.1   46,482.1   42,046.3    42,046.3
Equity securities:
 Available-for-sale. . . . . . .       333.1      333.1      349.6       349.6
 Trading securities. . . . . . .         0.6        0.6        0.7         0.7
Mortgage loans on real estate. .    10,871.1   11,791.4   10,296.5    11,220.7
Policy loans . . . . . . . . . .     2,019.2    2,019.2    2,014.2     2,014.2
Short-term investments . . . . .        31.5       31.5      137.3       137.3
Cash and cash equivalents. . . .     2,626.9    2,626.9      897.0       897.0
Derivatives:
 Futures contracts, net. . . . .          --         --        0.3         0.3
 Interest rate swap agreements .       192.7      192.7      165.4       165.4
 Interest rate swap CMT. . . . .         0.7        0.7        1.7         1.7
 Interest rate cap agreements. .        28.2       28.2       15.9        15.9
 Interest rate floor agreements.        76.0       76.0       93.2        93.2
 Currency rate swap agreements .       719.8      719.8      281.7       281.7
 Credit default swaps. . . . . .         1.9        1.9         --          --
 Equity collar agreements. . . .         2.0        2.0       12.8        12.8
LIABILITIES:
Consumer notes . . . . . . . . .     1,550.4    1,473.0      290.2       272.9
Debt . . . . . . . . . . . . . .       713.3      775.8      803.4       643.3
Guaranteed investment contracts
 and funding agreements. . . . .    17,101.4   17,110.5   17,961.3    18,022.2
Fixed rate deferred and immediate
 annuities . . . . . . . . . . .    10,336.0   10,602.9    8,466.9     8,775.9
Supplementary contracts without
 life contingencies. . . . . . .        56.6       61.6       52.8        59.1
Derivatives:
 Futures contracts, net. . . . .         0.2        0.2        0.2         0.2
 Interest rate swap agreements .       839.3      839.3    1,229.1     1,229.1
 Interest rate swaption
  agreements . . . . . . . . . .         2.6        2.6        3.2         3.2
 Currency rate swap agreements .       677.0      677.0      156.8       156.8
 Equity collar agreements. . . .          --         --         --          --
 Credit default swaps. . . . . .         0.9        0.9         --          --
 Equity swaps. . . . . . . . . .          --         --         --          --
Commitments. . . . . . . . . . .          --    2,168.0         --     1,537.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 17 -- STOCK COMPENSATION PLANS

On January 5, 2000, the Life Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Life Company, options granted may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire the Company's common stock. In 2001, the Board adopted and the stockholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended the Long-Term Stock Incentive Plan) and the Non-Employee Directors' Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

The maximum number of shares of common stock available under the Long-Term Incentive Plan is 40,741,403. In addition, no more than 8,148,281 of these shares shall be available for stock awards. The maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. Where a director elects to have the remaining 50% of their retainer invested in shares of the Company's common stock through open market purchases the Company grants a partial matching stock award, which is forfeitable. Commencing on April 1, 2002, the matching stock award is transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. In addition, on stockholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each non-employee director received a non-qualified stock option award of 15,000 shares. Through December 31, 2002, as any new non-employee director is appointed that person will receive an initial option award of 15,000 shares and annually thereafter, at the date of the Company's annual meeting, each will receive non-qualified stock option awards for 5,000 shares. As of January 1, 2003, in lieu of stock option grants made in prior year, the Board of Directors receives an annual retainer paid in common stock transferred from the Non Employee Director Long Term Stock Incentive Plan. The stock compensation granted under the Incentive Plans contain various vesting provisions described in more detail below. All outstanding stock compensation grants made prior to September 28, 2003 vest upon the change of control with Manulife, should that transaction be approved by the shareholders and regulatory authorities. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003) vest on the potential change in control with Manulife.

                                                                                                         NUMBER OF JHFS
                                     NUMBER OF JHFS                                              SHARES REMAINING AVAILABLE FOR
                                SHARES TO BE ISSUED UPON            WEIGHTED-AVERAGE              FUTURE ISSUANCE UNDER EQUITY
                            EXERCISE OF OUTSTANDING OPTIONS,  EXERCISE PRICE OF OUTSTANDING      COMPENSATION PLANS (EXCLUDING
PLAN CATEGORY                     WARRANTS AND RIGHTS         OPTIONS, WARRANTS AND RIGHTS    JHFS SHARES REFLECTED IN COLUMN (A))
--------------------------  --------------------------------  -----------------------------  --------------------------------------
                                          (A)                              (B)                                (C)
                                     (IN THOUSANDS)                                                      (IN THOUSANDS)
Equity compensation plans
 approved by JHFS
 stockholders . . . . . .               21,566.6                         $34.59                             14,258.9
Equity compensation plans
 not approved by JHFS
 stockholders . . . . . .                     --                             --                                   --
                                        --------                         ------                             --------
Total . . . . . . . . . .               21,566.6                         $34.59                             14,258.9
                                        ========                         ======                             ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 1.0 million options to the Company's employees during the year ended December 31, 2003. Options outstanding under the Long-Term Incentive Plan were granted at a price equal to the market value of the JHFS stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long-Term Stock Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest immediately, and expire five years after grant date. There were no options granted under the Non Employee Director Long Term Stock Incentive Plan in 2003.

The status of stock options under the Incentive Plans are summarized below as of December 31:

                          NUMBER OF     WEIGHTED-AVERAGE      JHFS SHARES       WEIGHTED-AVERAGE
                         JHFS SHARES        EXERCISE          SUBJECT TO            EXERCISE
                        (IN THOUSANDS)       PRICE        EXERCISABLE OPTIONS   PRICE PER SHARE
                        --------------  ----------------  -------------------  ------------------
Outstanding at
 December 31, 2000. .       3,806.4          $14.07
 Granted. . . . . . .      10,819.9           35.96
 Exercised. . . . . .         726.5           14.05
 Canceled . . . . . .         969.6           29.61
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2001. .      12,930.2          $31.21             2,270.5              $26.03
 Granted. . . . . . .      10,571.6           36.94
 Exercised. . . . . .         848.7           14.74
 Canceled . . . . . .         340.3           35.38
                        --------------  ----------------  -------------------  ----------------
Outstanding at
 December 31, 2002. .      22,312.8          $34.39             8,911.2              $30.48
 Granted. . . . . . .       1,012.1           27.78
 Exercised. . . . . .         881.6           20.52
 Canceled . . . . . .         876.7           36.00
                           --------          ------            --------              ------
Outstanding at
 December 31, 2003. .      21,566.6          $34.59            16,312.3              $34.29

Through December 31, 2002, the Company accounted for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's income would have been reduced to the pro forma amounts indicated below. Stock option awards granted after December 31, 2002 will be accounted for using the fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation.

The estimated weighted-average fair value per option using the Black-Scholes option valuation model was $5.79, $7.70 and $9.35, respectively, for the years ending December 31, 2003, 2002 and 2001, using the following assumptions:

                                                                              2003             2002              2001
                                                                         ---------------  ---------------  ---------------
Expected term. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3  years      3 years        3-5 years
Risk free rate/(1)/  . . . . . . . . . . . . . . . . . . . . . . . . .     2.51%         2.51%          4.6% - 6.0%
Dividend yield . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.05%         1.05%           1.0%
Expected volatility. . . . . . . . . . . . . . . . . . . . . . . . . .     28.8%         28.8%           32.0%

(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                   YEARS ENDED DECEMBER 31,
                                                 --------------------------
                                                   2003      2002       2001
                                                 --------  --------  ----------
                                                        (IN MILLIONS)
Net income, as reported. . . . . . . . . . . .    $590.5    $458.9     $573.9
Add: Stock-based employee compensation expense
 included in reported net income,
 net of related tax effects. . . . . . . . . .      14.4       3.5        1.0
Deduct: Total stock-based employee compensation
 expense determined under fair value
 method for all awards, net of related tax
 effects (unaudited) . . . . . . . . . . . . .      39.5      57.6       34.3
                                                  ------    ------     ------
Pro forma net income (unaudited) . . . . . . .    $565.4    $404.8     $540.6
                                                  ======    ======     ======

The following table summarizes information about stock options outstanding at December 31, 2003:

                                                                                          NUMBER OF
                                 NUMBER OF OPTIONS  WEIGHTED-AVERAGE                     EXERCISABLE     WEIGHTED-AVERAGE
                                  OUTSTANDING AT       REMAINING      WEIGHTED-AVERAGE     OPTIONS        EXERCISE PRICE
                                      12/31/0       CONTRACTUAL LIFE      EXERCISE       AT 12/31/03      OF EXERCISABLE
RANGE OF EXERCISE PRICE           (IN THOUSANDS)        (YEARS)             RICE        (IN THOUSANDS)       OPTIONS
-------------------------------  -----------------  ----------------  ----------------  --------------  ------------------
$12.49 - $16.65                       1,415.0             1.2              $13.94           1,415.0           $13.94
$20.81 - $24.97                          31.8             1.6               23.58              31.8            23.58
$24.97 - $29.13                       3,168.9             4.0               28.60           1,076.4            28.94
$29.13 - $33.30                       1,133.2             3.8               30.44           1,008.2            30.52
$33.30 - $37.46                       8,631.1             2.2               35.51           8,522.3            35.53
$37.46 - $41.62                       7,186.6             2.9               40.99           4,258.6            40.78
                                 -----------------  ----------------  ----------------  --------------  ----------------
                                     21,566.6             2.7              $34.59          16,312.3           $34.29
                                 =================  ================  ================  ==============  ================

Under the Signator Stock Option Program, pursuant to the Long-Term Stock Incentive Plan, which was implemented in 2001, the Company granted 382,983 stock options during February 2003 at a grant price of $26.89 per share. The Company granted 270,270 stock options during February 2002 at a grant price of $37.57 per share and 20,000 stock options at a grant price of $40.50 per share during March 2002. During February 2001, the Company granted 343,739 stock options at a grant price of $35.53 per share. All stock option awards under the Signator Stock Option Program were granted to non-employee general agents at a price equal to the market value of the stock on the date of grant. The stock options vest over a two-year period, subject to continued participation in the John Hancock sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for Signator Stock Option Program grants over a 24-month period commencing on grant date at a fair value of $5.60, $7.83, $8.44 and $9.24 per option determined by the Black-Scholes Option valuation model for the February 2003, February 2002, March 2002 and February 2001 grants, respectively. In accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services." The expense related to option grants under the Signator Stock Option Program is adjusted to a current fair value at each reporting period. Total amortization expense recognized for the year ended December 31, 2003, 2002 and 2001 was $2.0 million, $1.4 million and $1.3 million, respectively. The total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.1 million, the total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.3 million and from January 1, 2001 through December 31, 2001, is $3.1 million. During 2003, 2002 and 2001, 94,555, 67,457 and 4,737 stock options were forfeited with a total grant date price of $3.3 million, $0.5 million and $0.01 million, respectively. The outstanding option balance for the 2003, 2002 and 2001 grants under the Signator Stock Options Grant Program are 367,764, 238,002, and 177,224, respectively, at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In 2003, the Company anticipates a $7.2 million tax deduction on its tax return for employee stock option compensation. The Company plans to file its 2003 tax return by September 15, 2004. In 2002 and 2001, the Company deducted $12.3 million and $12.4 million, respectively, on its tax return for employee stock option compensation.

STOCK GRANTS TO NON-EXECUTIVES

During February and March 2001, JHFS granted 265,391 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2003, 2002 and 2001, 1,939, 3,520, and 16,414 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.1 million, $0.1 million, and $0.6 million, respectively. During 2003, 163,642 shares were vested. The outstanding share balance in the 2001 plan is 79,876 at December 31, 2003.

During February 2002, JHFS granted 153,900 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002 is $5.9 million. During 2003 and 2002, 1,487 and, 66 shares of non-vested stock were forfeited with a total grant-date price of $0.1 million and $0.01 million, respectively. During 2003, 51,307 shares were vested. The outstanding share balance in the 2002 plan is 101,040 at December 31, 2003.

During February 2003, the Company granted 23,076 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and, at the time of the grant, vested at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.6 million. During 2003, 1,412 shares of non-vested stock were forfeited with a total-grant date price of $0.03 million. The outstanding share balance in the 2003 plan is 21,664 at December 31, 2003.

On February 24, 2003, the Company received 149,100 shares at a weighted average price of $27.88 per share as consideration for the payment of payroll taxes on the vesting of the non-vested stock grant to key personnel. On this date, the vesting characteristics of the non-executive stock grants changed from three year cliff vesting to ratable vesting over three years, one-third per year.

STOCK GRANTS TO EXECUTIVES

During 2001, the Company granted 72,749 shares of non-vested stock to executive officers at a weighted-average grant price per share of $35.72. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003, 2002 and 2001, was $0.4, $0.4 and $0.3 million, respectively. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date price of $0.5 million. There were no forfeitures in 2003 or 2002. The total outstanding share balance of these grants is 58,749 at December 31, 2003.

During January 2002, the Company granted 550,000 shares of non-vested stock to the Company's policy committee at a weighted-average grant price per share of $41.62. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the periods ending December 31, 2003 and December 31, 2002 was $4.6 million and $4.6 million. The total grant-date price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $22.9 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 550,000 at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

During February 2002, the Company granted 87,401 shares of non-vested stock to executive officers at a weighted-average grant price per share of $38.22. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $3.3 million. There were no forfeitures of this grant during 2003 or 2002. The outstanding share balance of this grant is 87,401 at December 31, 2003.

During January 2003, the Company granted 1,150,000 shares of non-vested stock to the Company's policy committee at a weighted average grant price per share of $28.65. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 is $12.2 million. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $32.9 million. During 2003, 245,646 shares of the January 2003 grant were vested and exchanged to payoff loans under the Stock Ownership and Loan Program and related income tax. The outstanding share balance of this grant is 904,354 at December 31, 2003.

During February 2003, the Company granted 27,305 total shares of non-vested stock to the Company's policy committee. The program was funded with cash and the shares were purchased from the Company at the weighted-average grant price of $27.53 per share. The grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2003 through December 31, 2003 is $0.8 million. There were no forfeitures of this grant during 2003. The outstanding share balance in the 2003 plan is 27,305 at December 31, 2003.

During February 2003, the Company's executives purchased 68,382 shares from the Company at a weighted average price of $27.53. This purchase was not made pursuant to the Long Term Stock Incentive Plan and was not charged to the remaining equity available under the plan. The transaction was executed at market price to facilitate executives reaching required ownership levels.

STOCK GRANTS TO BOARD MEMBERS

During 2003 and 2002, the Company issued 11,158 and 7,504 shares to Non-Employee Directors as payment of 25% and 50% of their quarterly retainer, respectively. These shares are not forfeitable and vest immediately. The total grant-date exercise price of this stock issued to non-employee directors from January 1, 2003 through December 31, 2003 is $0.3 million, from January 1, 2002 through December 31, 2002 is $0.3 million and from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest the second half of their quarterly retainer in the Company's common stock in lieu of receiving cash. As of July 1, 2003 the Company will match any investment at a rate of 25%. Prior to July 1, 2003 the Company matched investments at a rate of 50%. The restricted stock given as matching shares is forfeitable and vests over three years. For the period from July 1, 2001 through March 31, 2002, the restricted stock given as matching shares was purchased on the open market. As of April 1, 2002, the restricted stock given as matching shares is granted from the Non-Employee Long Term Stock Incentive Plan. At December 31, 2003 and 2002, 506 and 484 shares were matched under the program at a weighted-average grant price per share of $29.53 and $36.22, respectively. Of 484 shares matched in 2002, 120 were purchased on the open market and 364 were transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. Total expense recognized for the period ending December 31, 2003 and 2002 was $0.03 million and $0.04 million, respectively.

During May 2003, the Company issued 21,696 shares to the Board of Directors as payment of their annual retainer. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2003 was $0.1 million. There were no forfeitures through December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

STOCK COMPENSATION ACTIVITY SUBSEQUENT TO YEAR END

During February 2004, the Compensation Committee of the Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 312,500 shares of non-vested stock was granted, with a total grant date price of $12.9 million. A total of 3.2 million options were granted, with a grant date fair value of $8.59 per option as determined by the Black-Scholes option valuation model. Pursuant to the definitive merger agreement with Manulife, no stock compensation grants made under the Incentive Plans subsequent to September 28, 2003 (except for restricted stock and restricted deferred stock units issued to non-employee directors on or before December 31, 2003, vest on the potential change in control with Manulife. Accordingly, these stock compensation grants will not vest as part of any change in control with Manulife.

NOTE 18 -- GOODWILL AND OTHER INTANGIBLE ASSETS

The Company recognizes purchased intangible assets which result from business combinations; goodwill, the value of business acquired (VOBA), and mutual fund investment management contracts acquired (management contracts). The excess of the cost over the fair value of identifiable assets acquired in business combinations is recorded as goodwill. The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The management contract assets relate to the Company's mutual fund subsidiary, John Hancock Funds (JH Funds) which purchased mutual fund investment contracts as part of its plan to grow its mutual fund management business. These contracts are identifiable intangible assets which are deemed to be indefinitely renewable by the Company, and are therefore indefinite lived intangible assets in accordance with SFAS No. 142. These management contracts are recorded at cost.

The following tables set forth certain summarized financial information relating to the Company's purchased intangible assets as of the dates and periods indicated.

                                                                                            ACCUMULATED
                                                                         GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                            AMOUNT       AND OTHER CHANGES      AMOUNT
                                                                        ---------------  -----------------  ---------------
                                                                                          (IN MILLIONS)
DECEMBER 31, 2003
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         13.3              (7.0)              6.3
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        205.9             (37.4)            168.5
DECEMBER 31, 2002
Unamortizable intangible assets:
 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $166.7            $(58.1)           $108.6
 Management contracts . . . . . . . . . . . . . . . . . . . . . . . .         12.2              (7.0)              5.2
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        201.7             (24.5)            177.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------
                                                                 2003        2002         2001
                                                              ----------  ----------  -----------
                                                                        (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
Goodwill amortization, net of tax of $ - million, $ -
 million and $3.6 million, respectively . . . . . . . . . .      $ --        $ --         $7.7
Management contract amortization, net of tax of $ - million,
 $ - million and $0.3 million, respectively . . . . . . . .        --          --          0.7
VOBA amortization, net of tax of $3.5 million, $1.1 million
 and $0.8 million, respectively . . . . . . . . . . . . . .      $6.6        $2.0          1.5
                                                                 ----        ----         ----
Aggregate amortization expense, net of tax of $3.5 million,
$1.1 million,  $4.7 million, respectively                        $6.6        $2.0         $9.9
                                                                 ====        ====         ====

                                                                                    TAX EFFECT     NET EXPENSE
                                                                                  --------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,         (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $          4.1           7.6
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4.0           7.3
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.8           7.0
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.5           6.6
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.3           6.1

The changes in the carrying value of goodwill, presented for each business segment, for the periods indicated, are as follows:

                                                                 ASSET           INVESTMENT  CORPORATE
                                                   PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                   ----------  ---------  -----  ----------  ---------  --------------
                                                                             (IN MILLIONS)
Goodwill balance at January 1, 2003. . . . . . .     $66.1       $42.1      --      $0.4         --         $108.6
Changes to goodwill during 2003:
 Amortization. . . . . . . . . . . . . . . . . .        --          --      --        --         --             --
 Goodwill acquired . . . . . . . . . . . . . . .        --          --      --        --         --             --
 Other adjustments . . . . . . . . . . . . . . .        --          --      --        --         --             --
                                                     -----       -----    ----      ----       ----         ------
Goodwill balance at December 31, 2003. . . . . .     $66.1       $42.1      --      $0.4         --         $108.6
                                                     =====       =====    ====      ====       ====         ======

                          ASSET       ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
Goodwill balance at
 January 1, 2002          $73.5       $42.1      --      $0.4         --        $116.0
Changes to goodwill
 during 2002:
 Amortization                --          --      --        --         --            --
 Goodwill acquired           --          --      --        --         --            --
 Other
  adjustments/(1)/         (7.4)         --      --        --         --          (7.4)
                          -----       -----   -----      ----       ----        ------
Goodwill balance at
 December 31, 2002        $66.1       $42.1      --      $0.4         --        $108.6
                          =====       =====   =====      ====      =====        ======

(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment of $(7.3) million to the goodwill related to the Company's 1999 acquisition of Fortis' long-term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET           INVESTMENT  CORPORATE
                                          PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                          ----------  ---------  -----  ----------  ---------  --------------
                                                                    (IN MILLIONS)
VOBA balance at January 1, 2003            $177.2         --       --       --          --        $177.2
Amortization and other changes during
 2003:
 Amortization . . . . . . . . . . . . .     (10.1)        --       --       --          --         (10.1)
 VOBA acquired. . . . . . . . . . . . .        --         --       --       --          --            --
 Adjustment to unrealized gains on
  securities
  available-for-sale. . . . . . . . . .      (2.8)        --       --       --          --          (2.8)
Other adjustments/(1)/                        4.2         --       --       --          --           4.2
                                          --------   --------   --------  --------    --------    --------
VOBA balance at December 31, 2003          $168.5         --       --       --          --        $168.5
                                           ======    ========   ========  ========    ========    ========


(1) An adjustment of $4.2 million was made to previously recorded VOBA relating to Allmerica Financial Corporation, to reflect refinements in methods and assumptions implemented upon finalization of transition.

                                      ASSET           INVESTMENT  CORPORATE
                        PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                        ----------  ---------  -----  ----------  ---------  --------------
                                                  (IN MILLIONS)
VOBA balance at
 January 1, 2002. . .    $ 76.2         --       --       --          --        $ 76.2
Amortization and other
 changes during 2002:
    Amortization. . .      (3.1)        --       --       --          --          (3.1)
    VOBA acquired/(1)/    104.3         --       --       --          --         104.3
Adjustment to
 unrealized gains on
 securities
 available-for-
  sale. . . . . . . .      (0.2)        --       --       --          --          (0.2)
                         -------     -------  -------  -------     -------     --------
VOBA balance at
 December 31, 2002. .    $177.2         --       --       --          --        $177.2
                         =======     =======  =======  =======     =======     ========

(1)  VOBA related to the Company's acquisition of Allmerica Financial
     Corporation.

The changes in the carrying value of management contracts, presented for each business segment, for the periods indicated, are as follows:

                                                                          ASSET           INVESTMENT  CORPORATE
                                                            PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                            ----------  ---------  -----  ----------  ---------  --------------
                                                                                      (IN MILLIONS)
Management contacts balance at January 1, 2003. . . . . .       --        $5.2       --       --          --          $5.2
Amortization and other changes during 2003:
 Amortization . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --            --
Management contracts acquired/(1)/  . . . . . . . . . . .       --         1.1       --       --          --           1.1
                                                               ----       ----      ----     ----        ----         ----
Management contracts balance at December 31, 2003 . . . .       --        $6.3       --       --          --          $6.3
                                                               ====       ====      ====     ====        ====         ====

(1) This increase results from JH Fund's purchases of the management contracts for the US Global Leaders Fund, Classic Value Fund, and the Large Cap Select Fund in 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                            ASSET           INVESTMENT  CORPORATE
                                                              PROTECTION  GATHERING  G&SFP  MANAGEMENT  AND OTHER   CONSOLIDATED
                                                              ----------  ---------  -----  ----------  ---------  --------------
                                                                                        (IN MILLIONS)
Management contracts balance at January 1, 2002 . . . . . .       --        $2.0       --       --          --          $2.0
Amortization and other changes during 2002:
 Amortization . . . . . . . . . . . . . . . . . . . . . . .       --          --       --       --          --
Management contracts acquired/(1)/  . . . . . . . . . . . .       --         3.2       --       --          --           3.2
                                                                 ----       ----      ----     ----        ----         ----
Management contracts balance at December 31, 2002 . . . . .       --        $5.2       --       --          --          $5.2
                                                                 ====       ====      ====     ====        ====         ====

(1) This increase results from JH Fund's purchases of the management contracts for the U.S. Global Leaders Growth Funds and the Classic Value Fund in 2002.

The net income of the Company, if the Company had not amortized goodwill and management contracts prior to the adoption of SFAS No. 142, would have been as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                              -------------------------
                                                                               2003     2002      2001
                                                                              -------  -------  ---------
                                                                                    (IN MILLIONS)
Net income:
As reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $573.9
Goodwill amortization, net of tax . . . . . . . . . . . . . . . . . . . . .       --       --       7.7
Management contract amortization, net of tax. . . . . . . . . . . . . . . .       --       --       0.7
                                                                              ------   ------    ------
Proforma (unaudited). . . . . . . . . . . . . . . . . . . . . . . . . . . .   $590.5   $458.9    $582.3
                                                                              ======   ======    ======

NOTE 19 -- QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of unaudited quarterly results of operations for 2003 and 2002:

                                                              2003                                       2002
                                            ---------------------------------------   -------------------------------------------
                                             MARCH      JUNE    SEPTEMBER  DECEMBER    MARCH       JUNE      SEPTEMBER    DECEMBER
                                            --------  --------  ---------  ---------  ---------  ---------  ----------  -----------
                                                                                (IN MILLIONS)
Premiums and other considerations/(1)/      $  818.6  $  815.2  $  821.6   $  993.1   $  810.1   $  838.3   $  822.4     $  891.5
Net investment income . . . . . . . . . .      933.1     942.3     931.5      992.5      887.7      888.8      878.4        926.1
Net realized investment and other losses,
 net of related amortization of deferred
 policy acquisition costs, amounts
 credited to participating pension
 contractholders, and the policyholder
 dividend obligation. . . . . . . . . . .      105.4      78.3     (62.7)     (62.8)     (86.1)    (125.4)     (37.8)      (201.2)
                                            --------  --------  --------   --------   --------   --------   --------     --------
Total revenues. . . . . . . . . . . . . .    1,857.1   1,835.8   1,690.4    1,922.8    1,611.7    1,601.7    1,663.0      1,616.4
Benefits and expenses/(1)/  . . . . . . .    1,470.3   1,469.5   1,493.1    1,658.4    1,431.4    1,475.8    1,494.6      1,523.5
                                            --------  --------  --------   --------   --------   --------   --------     --------
Income before income taxes and cumulative
 effect of accounting change. . . . . . .      386.8     366.3     197.3      264.4      180.3      125.9      168.4         92.9
                                            --------  --------  --------   --------   --------   --------   --------     --------
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .         --        --        --     (279.0)        --         --         --           --
Net income. . . . . . . . . . . . . . . .   $  271.0  $  257.7  $  157.7   $  (95.9)  $  131.8   $  101.6   $  133.3     $   92.2
                                            ========  ========  ========   ========   ========   ========   ========     ========

(1) Prior year balances have been restated to reflect the reclassification of JHSS expense reimbursement from other operating costs and expenses to investment management revenues, commissions, and other fees. Reclassification was $6.5 million for the three months ended March 31, 2002, $3.4 million for the three months ended June 30, 2002, $4.5 million for the three months ended September 30, 2002, and $8.6 million for the three months ended December 31, 2002.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account UV of
 John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account UV (the Account) (comprising of, respectively, the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small/ Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, AIM V.I. Premier Equities Series, AIM V.I. Capital Development Series II, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Research Series IC, MFS Investors Growth Stock, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account UV at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003

                                                                 EMERGING
                         LARGE CAP   FUNDAMENTAL     ACTIVE      MARKETS     FINANCIAL
                          GROWTH       GROWTH         BOND        EQUITY     INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  -----------  ------------  ----------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $47,127,884   $170,489    $107,468,080  $1,949,401    $42,396
 Outside Trust, at
  value . . . . . . .            --         --              --          --         --
Policy loans and
 accrued interest . .     2,599,732         --      12,311,275          --         --
                        -----------   --------    ------------  ----------    -------
Total Assets. . . . .   $49,727,616   $170,489    $119,779,355  $1,949,401    $42,396
                        ===========   ========    ============  ==========    =======
NET ASSETS:
Contracts in
 accumulation . . . .   $49,727,616   $170,489    $119,779,355  $1,949,401    $42,396
                        -----------   --------    ------------  ----------    -------
Total net assets. . .   $49,727,616   $170,489    $119,779,355  $1,949,401    $42,396
                        ===========   ========    ============  ==========    =======
Units outstanding . .       854,386     18,853       1,929,888     184,502      3,242
                        ===========   ========    ============  ==========    =======
Unit value (in
 accumulation)          $     58.20   $   9.04    $      62.07  $    10.57    $ 13.08
                        ===========   ========    ============  ==========    =======

                        INTERNATIONAL  SMALL CAP     HEALTH     OVERSEAS     EARNINGS
                        EQUITY INDEX     GROWTH     SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  ----------  ----------  ----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $6,558,994    $5,441,274   $57,547    $6,748,436   $26,680,930
 Outside Trust, at
  value . . . . . . .            --            --        --            --            --
Policy loans and
 accrued interest . .       411,556            --        --            --            --
                         ----------    ----------   -------    ----------   -----------
Total Assets. . . . .    $6,970,550    $5,441,274   $57,547    $6,748,436   $26,680,930
                         ==========    ==========   =======    ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $6,970,550    $5,441,274   $57,547    $6,748,436   $26,680,930
                         ----------    ----------   -------    ----------   -----------
Total net assets. . .    $6,970,550    $5,441,274   $57,547    $6,748,436   $26,680,930
                         ==========    ==========   =======    ==========   ===========
Units outstanding . .       238,774       415,637     5,570       465,630     2,243,527
                         ==========    ==========   =======    ==========   ===========
Unit value (in
 accumulation)           $    29.19    $    13.09   $ 10.33    $    14.49   $     11.89
                         ==========    ==========   =======    ==========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                         MID CAP     LARGE CAP   LARGE CAP   FUNDAMENTAL      MONEY
                          VALUE        VALUE     VALUE CORE     VALUE        MARKET
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  -----------  ----------  -----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $31,579    $28,015,321   $185,208   $4,635,715    $19,949,947
 Outside Trust, at
  value . . . . . . .         --             --         --           --             --
Policy loans and
 accrued interest . .         --             --         --           --      2,147,915
                         -------    -----------   --------   ----------    -----------
Total Assets. . . . .    $31,579    $28,015,321   $185,208   $4,635,715    $22,097,862
                         =======    ===========   ========   ==========    ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $31,579    $28,015,321   $185,208   $4,635,715    $22,097,862
                         -------    -----------   --------   ----------    -----------
Total net assets. . .    $31,579    $28,015,321   $185,208   $4,635,715    $22,097,862
                         =======    ===========   ========   ==========    ===========
Units outstanding . .      2,310      1,424,411     16,947      321,079        696,107
                         =======    ===========   ========   ==========    ===========
Unit value (in
 accumulation)           $ 13.67    $     19.67   $  10.93   $    14.44    $     31.74
                         =======    ===========   ========   ==========    ===========

                         SMALL/MID      BOND     LARGE CAP   SMALL/MID    SMALL CAP
                        CAP GROWTH     INDEX      GROWTH B    CAP CORE      VALUE
                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -----------  ----------  ----------  ----------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
 Outside Trust, at
  value . . . . . . .            --          --         --           --          --
Policy loans and
 accrued interest . .            --          --         --           --          --
                        -----------  ----------   --------   ----------    --------
Total Assets. . . . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
                        ===========  ==========   ========   ==========    ========
NET ASSETS:
Contracts in
 accumulation . . . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
                        -----------  ----------   --------   ----------    --------
Total net assets. . .   $11,537,980  $6,592,630   $110,160   $1,286,746    $640,083
                        ===========  ==========   ========   ==========    ========
Units outstanding . .       461,444     462,932     14,666       94,272      40,556
                        ===========  ==========   ========   ==========    ========
Unit value (in
 accumulation)          $     25.00  $    14.24   $   7.51   $    13.65    $  15.78
                        ===========  ==========   ========   ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                        REAL ESTATE    GROWTH &                 TOTAL RETURN   SHORT-TERM
                          EQUITY        INCOME       MANAGED        BOND          BOND
                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        -----------  ------------  -----------  ------------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .   $9,418,079   $193,775,096  $84,765,762    $13,970      $6,813,008
 Outside Trust, at
  value . . . . . . .           --             --           --         --              --
Policy loans and
 accrued interest . .      550,846     30,948,546   13,532,459         --              --
                        ----------   ------------  -----------    -------      ----------
Total Assets. . . . .   $9,968,925   $224,723,642  $98,298,221    $13,970      $6,813,008
                        ==========   ============  ===========    =======      ==========
NET ASSETS:
Contracts in
 accumulation . . . .   $9,968,925   $224,723,642  $98,298,221    $13,970      $6,813,008
                        ----------   ------------  -----------    -------      ----------
Total net assets. . .   $9,968,925   $224,723,642  $98,298,221    $13,970      $6,813,008
                        ==========   ============  ===========    =======      ==========
Units outstanding . .      173,979      2,011,420    1,041,250      1,370         407,085
                        ==========   ============  ===========    =======      ==========
Unit value (in
 accumulation)          $    57.30   $     111.72  $     94.40    $ 10.20      $    16.74
                        ==========   ============  ===========    =======      ==========

                           SMALL CAP     INTERNATIONAL    EQUITY     HIGH YIELD     GLOBAL
                        EMERGING GROWTH  OPPORTUNITIES     INDEX        BOND         BOND
                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        ---------------  -------------  -----------  ----------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
 Outside Trust, at
  value . . . . . . .             --               --            --          --           --
Policy loans and
 accrued interest . .             --               --            --          --           --
                          ----------      -----------   -----------  ----------   ----------
Total Assets. . . . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
                          ==========      ===========   ===========  ==========   ==========
NET ASSETS:
Contracts in
 accumulation . . . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
                          ----------      -----------   -----------  ----------   ----------
Total net assets. . .     $3,148,351      $21,703,969   $67,937,669  $1,127,781   $1,982,009
                          ==========      ===========   ===========  ==========   ==========
Units outstanding . .        279,893        1,876,931     3,779,550     112,273      109,818
                          ==========      ===========   ===========  ==========   ==========
Unit value (in
 accumulation)            $    11.25      $     11.56   $     17.98  $    10.04   $    18.05
                          ==========      ===========   ===========  ==========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                                                                  AIM V.I.     AIM V.I.
                                       BRANDES       FRONTIER     PREMIER       CAPITAL
                          TURNER    INTERNATIONAL    CAPITAL      EQUITIES    DEVELOPMENT
                          GROWTH       EQUITY      APPRECIATION    SERIES      SERIES II
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        ----------  -------------  ------------  ----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $     --    $       --     $       --    $    --       $   --
 Outside Trust, at
  value . . . . . . .     342,712     2,824,153      1,977,239     87,250          263
Policy loans and
 accrued interest . .          --            --             --         --           --
                         --------    ----------     ----------    -------       ------
Total Assets. . . . .    $342,712    $2,824,153     $1,977,239    $87,250       $  263
                         ========    ==========     ==========    =======       ======
NET ASSETS:
Contracts in
 accumulation . . . .    $342,712    $2,824,153     $1,977,239    $87,250       $  263
                         --------    ----------     ----------    -------       ------
Total net assets. . .    $342,712    $2,824,153     $1,977,239    $87,250       $  263
                         ========    ==========     ==========    =======       ======
Units outstanding . .      20,575       146,216         77,193      7,316           26
                         ========    ==========     ==========    =======       ======
Unit value (in
 accumulation)           $  16.66    $    19.31     $    25.61    $ 11.93       $10.12
                         ========    ==========     ==========    =======       ======

                                                                        JANUS ASPEN   JANUS ASPEN
                        FIDELITY VIP  FIDELITY VIP II  FIDELITY VIP II    GLOBAL       WORLDWIDE
                           GROWTH       CONTRAFUND        OVERSEAS      TECHNOLOGY      GROWTH
                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                        ------------  ---------------  ---------------  -----------  -------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .     $     --       $     --          $    --        $    --       $    --
 Outside Trust, at
  value . . . . . . .      339,520        447,280           77,791         21,584        69,421
Policy loans and
 accrued interest . .           --             --               --             --            --
                          --------       --------          -------        -------       -------
Total Assets. . . . .     $339,520       $447,280          $77,791        $21,584       $69,421
                          ========       ========          =======        =======       =======
NET ASSETS:
Contracts in
 accumulation . . . .     $339,520       $447,280          $77,791        $21,584       $69,421
                          --------       --------          -------        -------       -------
Total net assets. . .     $339,520       $447,280          $77,791        $21,584       $69,421
                          ========       ========          =======        =======       =======
Units outstanding . .       35,907         36,221            4,725          5,876        11,811
                          ========       ========          =======        =======       =======
Unit value (in
 accumulation)            $   9.46       $  12.35          $ 16.46        $  3.67       $  5.88
                          ========       ========          =======        =======       =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                         MFS NEW       MFS
                        DISCOVERY    RESEARCH      MFS INVESTORS         CSI
                          SERIES    SERIES IC   GROWTH STOCK SERIES     EQUITY
                        SUBACCOUNT  SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                        ----------  ----------  -------------------  ------------
ASSETS:
Investments in shares
 of portfolios of:
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .    $    --     $    --          $    --          $     --
 Outside Trust, at
  value . . . . . . .     63,547      13,960           52,492           999,171
Policy loans and
 accrued interest . .         --          --               --                --
                         -------     -------          -------          --------
Total Assets. . . . .    $63,547     $13,960          $52,492          $999,171
                         =======     =======          =======          ========
NET ASSETS:
Contracts in
 accumulation . . . .    $63,547     $13,960          $52,492          $999,171
                         -------     -------          -------          --------
Total net assets. . .    $63,547     $13,960          $52,492          $999,171
                         =======     =======          =======          ========
Units outstanding . .      6,700         936            5,969            80,357
                         =======     =======          =======          ========
Unit value (in
 accumulation)           $  9.48     $ 14.91          $  8.79          $  12.43
                         =======     =======          =======          ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                            STATEMENT OF OPERATIONS

                               DECEMBER 31, 2003

                                                                 EMERGING
                         LARGE CAP    FUNDAMENTAL    ACTIVE      MARKETS     FINANCIAL
                          GROWTH        GROWTH        BOND        EQUITY     INDUSTRIES
                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        ------------  -----------  -----------  ----------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of the
  underlying portfolio  $   201,532    $    --     $4,669,882    $ 23,062      $  419
 Interest on policy
  loans . . . . . . .       198,856         --        913,250          --          --
                        -----------    -------     ----------    --------      ------
Total Investment
  Income. . . . . . .       400,388         --      5,583,132      23,062         419
Expenses:
      Mortality &
  expense risk. . . .       240,198         17        570,754       7,415           3
                        -----------    -------     ----------    --------      ------
Net investment income
 (loss) . . . . . . .       160,190        (17)     5,012,378      15,647         416
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (2,910,846)       251        411,122      40,255         157
 Distributions
  received from
  realized capital gains
  of the underlying
  portfolio . . . . .        59,942     14,260      2,539,635      69,789          76
                        -----------    -------     ----------    --------      ------
Realized gains
 (losses) . . . . . .    (2,850,904)    14,511      2,950,757     110,044         233
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .    11,729,541     22,068       (685,696)    502,550       5,520
                        -----------    -------     ----------    --------      ------
Net increase in net
 assets resulting from
 operations . . . . .   $ 9,038,827    $36,562     $7,277,439    $628,241      $6,169
                        ===========    =======     ==========    ========      ======

                        INTERNATIONAL   SMALL CAP     HEALTH     OVERSEAS     EARNINGS
                        EQUITY INDEX     GROWTH      SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  -----------  ----------  ----------  --------------
Investment Income:
 Distributions
  received from the
  net investment
  income of the
  underlying portfolio   $  131,672    $       --    $   119    $  222,622   $    14,676
 Interest on policy
  loans . . . . . . .        29,433            --         --            --            --
                         ----------    ----------    -------    ----------   -----------
Total Investment
  Income. . . . . . .       161,105            --        119       222,622        14,676
Expenses:
      Mortality &
  expense risk. . . .        31,005        26,175         30        26,841       121,048
                         ----------    ----------    -------    ----------   -----------
Net investment income
 (loss) . . . . . . .       130,100       (26,175)        89       195,781      (106,372)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .      (330,270)     (813,145)     1,407         7,191    (3,342,781)
 Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . .        40,468        73,075      1,206       128,161       380,512
                         ----------    ----------    -------    ----------   -----------
Realized gains
 (losses) . . . . . .      (289,802)     (740,070)     2,613       135,352    (2,962,269)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     2,068,973     1,902,037      7,752     1,280,246     7,739,528
                         ----------    ----------    -------    ----------   -----------
Net increase in net
 assets resulting from
 operations . . . . .    $1,909,271    $1,135,792    $10,454    $1,611,379   $ 4,670,887
                         ==========    ==========    =======    ==========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                          MID CAP VALUE
                           SUBACCOUNT                   LARGE CAP
                           PERIOD FROM      LARGE CAP     VALUE     FUNDAMENTAL     MONEY
                        MAY 1, 2003(*) TO     VALUE        CORE        VALUE        MARKET
                          DEC. 31, 2003    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -----------------  ----------   ----------  -----------   ----------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio       $   74        $  488,981    $ 1,913    $   57,603    $210,103
 Interest on policy
  loans . . . . . . .            --                --         --            --     156,907
                             ------        ----------    -------    ----------    --------
Total Investment
  Income. . . . . . .            74           488,981      1,913        57,603     367,010
Expenses:
      Mortality &
  expense risk. . . .             3           149,565         --        20,331     129,281
                             ------        ----------    -------    ----------    --------
Net investment income            71           339,416      1,913        37,272     237,729
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .         1,247          (286,221)      (380)      (98,973)         (5)
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . .         1,015           354,941      6,118         4,447          --
                             ------        ----------    -------    ----------    --------
Realized gains
 (losses) . . . . . .         2,262            68,720      5,738       (94,526)         (5)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .         3,544         5,607,134     30,893     1,092,782          --
                             ------        ----------    -------    ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .        $5,877        $6,015,270    $38,544    $1,035,528    $237,724
                             ======        ==========    =======    ==========    ========

                        SMALL/MID CAP     BOND     LARGE CAP   SMALL/MID CAP   SMALL CAP
                           GROWTH        INDEX      GROWTH B       CORE          VALUE
                         SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        -------------  ----------  ----------  -------------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of  the
  underlying portfolio   $       --    $ 291,484    $    --      $  4,521       $  2,967
 Interest on policy
  loans . . . . . . .            --           --         --            --             --
                         ----------    ---------    -------      --------       --------
Total Investment
  Income. . . . . . .            --      291,484         --         4,521          2,967
Expenses:
      Mortality &
  expense risk. . . .        50,819       22,013          7         5,361          1,109
                         ----------    ---------    -------      --------       --------
Net investment income
 (loss) . . . . . . .       (50,819)     269,471         (7)         (840)         1,858
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .      (178,386)     263,484        971         5,798            569
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . .       702,369       28,972     14,573       109,968         22,751
                         ----------    ---------    -------      --------       --------
Realized gains. . . .       523,983      292,456     15,544       115,766         23,320
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     2,950,391     (266,726)     7,873       268,457        114,972
                         ----------    ---------    -------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .    $3,423,555    $ 295,201    $23,410      $383,383       $140,150
                         ==========    =========    =======      ========       ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                                                                   TOTAL RETURN
                                                                       BOND
                                                                    SUBACCOUNT
                        REAL ESTATE   GROWTH &                     PERIOD FROM      SHORT-TERM
                          EQUITY       INCOME        MANAGED      MAY 1, 2003(*)       BOND
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    TO DEC. 31, 2003   SUBACCOUNT
                        -----------  ------------  ------------  ----------------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of the
  underlying portfolio  $  372,554   $ 1,685,655   $ 2,629,595         $ 93         $158,220
 Interest on policy
  loans . . . . . . .       38,180     2,200,399     1,025,452           --               --
                        ----------   -----------   -----------         ----         --------
Total Investment
  Income. . . . . . .      410,734     3,886,054     3,655,047           93          158,220
Expenses:
      Mortality &
  expense risk. . . .       46,467       910,305       548,117           --           10,433
                        ----------   -----------   -----------         ----         --------
Net investment income
 (loss) . . . . . . .      364,267     2,975,749     3,106,930           93          147,787
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .      157,738    (5,289,805)   (1,676,827)          30            3,793
 Distributions
  received from
  realized capital gains
  of the underlying
  portfolio . . . . .      265,518       911,647       353,803           58               --
                        ----------   -----------   -----------         ----         --------
Realized gains
 (losses) . . . . . .      423,256    (4,378,158)   (1,323,024)          88            3,793
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .    1,703,722    40,629,492    13,113,416          265          (75,046)
                        ----------   -----------   -----------         ----         --------
Net increase in net
 assets resulting from
 operations . . . . .   $2,491,245   $39,227,083   $14,897,322         $446         $ 76,534
                        ==========   ===========   ===========         ====         ========

                           SMALL CAP     INTERNATIONAL    EQUITY      HIGH YIELD     GLOBAL
                        EMERGING GROWTH  OPPORTUNITIES     INDEX         BOND         BOND
                          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        ---------------  -------------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of the
  underlying portfolio    $    4,844     $   261,097    $ 1,383,613   $ 81,775      $ 99,036
 Interest on policy
  loans . . . . . . .             --              --             --         --            --
                          ----------     -----------    -----------   --------      --------
Total Investment
  Income. . . . . . .          4,844         261,097      1,383,613     81,775        99,036
Expenses:
      Mortality &
  expense risk. . . .         17,156          93,699        312,382      6,444        10,921
                          ----------     -----------    -----------   --------      --------
Net investment income
 (loss) . . . . . . .        (12,312)        167,398      1,071,231     75,331        88,115
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .       (637,251)     (1,595,829)    (3,480,230)   (54,793)      106,754
 Distributions
  received from
  realized capital gains
  of the underlying
  portfolio . . . . .        411,001              --        311,561      2,904        34,426
                          ----------     -----------    -----------   --------      --------
Realized gains
 (losses) . . . . . .       (226,250)     (1,595,829)    (3,168,669)   (51,889)      141,180
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .      1,480,518       6,425,721     15,626,147    156,694        13,759
                          ----------     -----------    -----------   --------      --------
Net increase in net
 assets resulting from
 operations . . . . .     $1,241,956     $ 4,997,290    $13,528,709   $180,136      $243,054
                          ==========     ===========    ===========   ========      ========


(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                                                                  AIM V.I.     AIM V.I.
                          TURNER       BRANDES       FRONTIER     PREMIER       CAPITAL
                           CORE     INTERNATIONAL    CAPITAL      EQUITIES    DEVELOPMENT
                          GROWTH       EQUITY      APPRECIATION    SERIES      SERIES II
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        ----------  -------------  ------------  ----------  -------------
Investment Income:
 Distributions
  received from the
  net investment
  income of the
  underlying portfolio  $    666      $ 24,771      $     --      $   236         $--
 Interest on policy
  loans . . . . . . .         --            --            --           --          --
                        --------      --------      --------      -------         ---
Total Investment
  Income. . . . . . .        666        24,771            --          236          --
Expenses:
      Mortality &
  expense risk. . . .        525         4,946         3,837          151          --
                        --------      --------      --------      -------         ---
Net investment income
 (loss) . . . . . . .        141        19,825        (3,837)          85          --
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (40,231)      (91,291)       (6,919)        (379)         17
 Distributions
  received from
  realized capital gains
  of the underlying
  portfolio . . . . .         --            --            --           --          --
                        --------      --------      --------      -------         ---
Realized gains
 (losses) . . . . . .    (40,231)      (91,291)       (6,919)        (379)         17
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .    115,611       668,935       388,801       16,074          38
                        --------      --------      --------      -------         ---
Net increase in net
 assets resulting from
 operations . . . . .   $ 75,521      $597,469      $378,045      $15,780         $55
                        ========      ========      ========      =======         ===

                                                                        JANUS ASPEN   JANUS ASPEN
                        FIDELITY VIP  FIDELITY VIP II  FIDELITY VIP II    GLOBAL       WORLDWIDE
                           GROWTH       CONTRAFUND        OVERSEAS      TECHNOLOGY      GROWTH
                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                        ------------  ---------------  ---------------  -----------  -------------
Investment Income:
 Distributions
  received from the
  net investment
  income of the
  underlying portfolio    $   420        $   332           $   110        $   --        $   605
 Interest on policy
  loans . . . . . . .          --             --                --            --             --
                          -------        -------           -------        ------        -------
Total Investment
  Income. . . . . . .         420            332               110            --            605
Expenses:
      Mortality &
  expense risk. . . .       1,023            477                33            --            267
                          -------        -------           -------        ------        -------
Net investment income
 (loss) . . . . . . .        (603)          (145)               77            --            338
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .      (2,153)         1,621               502            77            518
 Distributions
  received from
  realized capital gains
  of the underlying
  portfolio . . . . .          --             --                --            --             --
                          -------        -------           -------        ------        -------
Realized gains
 (losses) . . . . . .      (2,153)         1,621               502            77            518
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .      80,952         62,346            14,311         2,193         15,829
                          -------        -------           -------        ------        -------
Net increase in net
 assets resulting from
 operations . . . . .     $78,196        $63,822           $14,890        $2,270        $16,685
                          =======        =======           =======        ======        =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

                              MFS          MFS      MFS INVESTORS
                         NEW DISCOVERY   RESEARCH      GROWTH          CSI
                            SERIES      SERIES IC   STOCK SERIES      EQUITY
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         -------------  ----------  -------------  ------------
Investment Income:
 Distributions received
  from the net
  investment
  income of the
  underlying portfolio      $   --        $   49       $   --        $  1,454
 Interest on policy
  loans. . . . . . . .          --            --           --              --
                            ------        ------       ------        --------
Total Investment
  Income . . . . . . .          --            49           --           1,454
Expenses:
      Mortality &
  expense risk . . . .         150             4            9              --
                            ------        ------       ------        --------
Net investment income
 (loss). . . . . . . .        (150)           45           (9)          1,454
Realized gain (loss) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares . .        (260)           70          120           1,717
 Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . .          --            --           --           4,197
                            ------        ------       ------        --------
Realized gains (losses)       (260)           70          120           5,914
Change in unrealized
 appreciation
 (depreciation)
 during the year . . .       8,972         2,196        5,315         142,089
                            ------        ------       ------        --------
Net increase in net
 assets resulting from
 operations. . . . . .      $8,562        $2,311       $5,426        $149,457
                            ======        ======       ======        ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                 LARGE CAP GROWTH         FUNDAMENTAL GROWTH
                                    SUBACCOUNT                SUBACCOUNT
                            --------------------------   --------------------
                               2003           2002         2003        2002
                            ------------  -------------  ---------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . .   $   160,190   $    104,767   $    (17)   $    (48)
 Realized gains (losses).    (2,850,904)    (1,839,721)    14,511      (8,340)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .    11,729,541    (10,142,139)    22,068      (1,252)
                            -----------   ------------   --------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     9,038,827    (11,877,093)    36,562      (9,640)
                            -----------   ------------   --------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .    10,614,531     10,784,732    107,791     106,884
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .    (5,623,458)    (6,587,434)   (61,702)    (20,202)
 Net change in policy
  loans . . . . . . . . .       (43,668)      (173,881)        --          --
                            -----------   ------------   --------    --------
Net increase in net assets
 resulting from
 policy transactions. . .     4,947,405      4,023,417     46,089      86,682
                            -----------   ------------   --------    --------
Total increase (decrease)
 in net assets. . . . . .    13,986,232     (7,853,676)    82,651      77,042
Net assets at the
 beginning of the year. .    35,741,384     43,595,060     87,838      10,796
                            -----------   ------------   --------    --------
Net assets at the end of
 the year . . . . . . . .   $49,727,616   $ 35,741,384   $170,489    $ 87,838
                            ===========   ============   ========    ========

                                ACTIVE BOND           EMERGING MARKETS EQUITY
                                SUBACCOUNT                  SUBACCOUNT
                        ---------------------------   ------------------------
                            2003           2002          2003          2002
                        -------------  ------------   ------------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  5,012,378   $  5,871,907   $   15,647     $  (3,582)
 Realized gains
  (losses). . . . . .      2,950,757       (130,886)     110,044       (38,001)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       (685,696)     1,685,887      502,550       (64,390)
                        ------------   ------------   ----------     ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      7,277,439      7,426,908      628,241      (105,973)
                        ------------   ------------   ----------     ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .     12,458,633     11,393,547      815,591       535,006
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (19,153,873)    (9,109,257)    (474,720)     (341,779)
 Net transfers between
  accounts. . . . . .            426             --           --            --
 Net change in policy
  loans . . . . . . .       (113,365)       780,989           --            --
                        ------------   ------------   ----------     ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.     (6,808,179)     3,065,279      340,871       193,227
                        ------------   ------------   ----------     ---------
Total increase in net
 assets . . . . . . .        469,260     10,492,187      969,112        87,254
Net assets at the
 beginning of the year   119,310,095    108,817,908      980,289       893,035
                        ------------   ------------   ----------     ---------
Net assets at the end
 of the year. . . . .   $119,779,355   $119,310,095   $1,949,401       980,289
                        ============   ============   ==========     =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                           FINANCIAL INDUSTRIES       INTERNATIONAL EQUITY INDEX
                                SUBACCOUNT                    SUBACCOUNT
                        ----------------------------  --------------------------
                                     PERIOD FROM
                                   MARCH 27, 2002(*)
                          2003     TO DEC. 31, 2002       2003            2002
                        ---------  -----------------  -------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    416       $   125        $   130,100     $   90,681
 Realized gains
  (losses). . . . . .        233          (193)          (289,802)      (548,187)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      5,520           (91)         2,068,973       (333,246)
                        --------       -------        -----------     ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      6,169          (159)         1,909,271       (790,752)
                        --------       -------        -----------     ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .     40,223        16,825          1,415,664      1,326,010
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (15,232)       (5,430)        (1,152,699)    (1,372,903)
 Net change in policy
  loans . . . . . . .         --            --              8,058        (25,736)
                        --------       -------        -----------     ----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.     24,991        11,395            271,023        (72,629)
                        --------       -------        -----------     ----------
Total increase
 (decrease) in net
 assets . . . . . . .     31,160        11,236          2,180,294       (863,381)
Net assets at the
 beginning of the year    11,236            --          4,790,256      5,653,637
                        --------       -------        -----------     ----------
Net assets at the end
 of the year. . . . .   $ 42,396       $11,236        $ 6,970,550    $ 4,790,256
                        ========       =======        ===========     ==========

                                  SMALL CAP GROWTH          HEALTH SCIENCES
                                     SUBACCOUNT                SUBACCOUNT
                              -------------------------   ---------------------
                                  2003          2002        2003        2002
                              ------------  -----------   ---------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . .   $   (26,175)  $   (24,965)  $     89    $    20
 Realized gains (losses). .      (740,070)     (832,032)     2,613       (400)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     1,902,037      (720,009)     7,752       (544)
                              -----------   -----------   --------    -------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .     1,135,792    (1,577,006)    10,454       (924)
                              -----------   -----------   --------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy loans     1,437,174     1,709,097     53,926     21,293
 Transfers to policyholders
  for benefits, terminations
  and policy loans. . . . .    (1,087,957)   (1,052,118)   (24,218)    (6,332)
 Net change in policy loans            --            --         --         --
                              -----------   -----------   --------    -------
Net increase in net assets
 resulting from
 policy transactions. . . .       349,217       656,979     29,708     14,961
                              -----------   -----------   --------    -------
Total increase (decrease) in
 net assets . . . . . . . .     1,485,009      (920,027)    40,162     14,037
Net assets at the beginning
 of the year. . . . . . . .     3,956,265     4,876,292     17,385      3,348
                              -----------   -----------   --------    -------
Net assets at the end of the
 year . . . . . . . . . . .   $ 5,441,274   $ 3,956,265   $ 57,547    $17,385
                              ===========   ===========   ========    =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                             OVERSEAS EQUITY            EARNINGS GROWTH
                               SUBACCOUNT                 SUBACCOUNT
                         ------------------------  --------------------------
                            2003         2002         2003           2002
                         -----------  -----------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) . . . . . . .   $  195,781   $   21,527   $  (106,372)   $   (92,810)
 Realized gains
  (losses) . . . . . .      135,352      (24,716)   (2,962,269)    (4,119,546)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . .    1,280,246     (225,899)    7,739,528     (2,358,749)
                         ----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .    1,611,379     (229,088)    4,670,887     (6,571,105)
                         ----------   ----------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans. . . . . . . .    1,366,817    1,042,956     7,917,710      7,642,297
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans . .     (142,897)    (148,801)   (2,256,426)    (2,316,096)
 Net change in policy
  loans. . . . . . . .           --           --            --             --
                         ----------   ----------   -----------    -----------
Net increase in net
 assets resulting from
 policy transactions .    1,223,920      894,155     5,661,284      5,326,201
                         ----------   ----------   -----------    -----------
Total increase
 (decrease) in net
 assets. . . . . . . .    2,835,299      665,067    10,332,171     (1,244,904)
Net assets at the
 beginning of the year    3,913,137    3,248,070    16,348,759     17,593,663
                         ----------   ----------   -----------    -----------
Net assets at the end
 of the year . . . . .   $6,748,436   $3,913,137   $26,680,930    $16,348,759
                         ==========   ==========   ===========    ===========


                                MID CAP VALUE            LARGE CAP VALUE
                              SUBACCOUNT  PERIOD           SUBACCOUNT
                             FROM  MAY 1, 2003(*)  ---------------------------
                               TO DEC. 31, 2003        2003          2002
                             --------------------  ------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income . .        $     71         $   339,416    $   573,338
 Realized gains (losses) .           2,262              68,720       (203,323)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .           3,544           5,607,134     (3,927,768)
                                  --------         -----------    -----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .           5,877           6,015,270     (3,557,753)
                                  --------         -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy loans         42,699           6,747,316      7,108,084
 Transfers to policyholders
  for benefits,
  terminations
  and policy loans . . . .         (16,997)         (9,303,596)    (2,391,684)
 Net change in policy loans             --                  --             --
                                  --------         -----------    -----------
Net increase (decrease) in
 net assets resulting from
 policy transactions . . .          25,702          (2,556,280)     4,716,400
                                  --------         -----------    -----------
Total increase in net
 assets. . . . . . . . . .          31,579           3,458,990      1,158,647
Net assets at the beginning
 of the year . . . . . . .               0          24,556,331     23,397,684
                                  --------         -----------    -----------
Net assets at the end of
 the year. . . . . . . . .        $ 31,579         $28,015,321    $24,556,331
                                  ========         ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                           LARGE CAP VALUE CORE          FUNDAMENTAL VALUE
                                SUBACCOUNT                   SUBACCOUNT
                        ----------------------------  -------------------------
                                      PERIOD FROM
                                    MAY 17, 2002(*)
                          2003      TO DEC. 31, 2002     2003           2002
                        ----------  ----------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   1,913      $    670       $    37,272    $   30,102
 Realized gains
  (losses). . . . . .       5,738        (1,158)          (94,526)     (124,327)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      30,893        (1,014)        1,092,782      (712,124)
                        ---------      --------       -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      38,544        (1,502)        1,035,528      (806,349)
                        ---------      --------       -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans. . . .     147,625       120,565         1,070,285       898,786
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (105,120)      (14,904)       (1,151,408)     (804,338)
 Net change in policy
  loans . . . . . . .          --            --                --            --
                        ---------      --------       -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      42,505       105,661           (81,123)       94,448
                        ---------      --------       -----------    ----------
Total increase
 (decrease) in net
 assets . . . . . . .      81,049       104,159           954,405      (711,901)
Net assets at the
 beginning of the year    104,159            --         3,681,310     4,393,211
                        ---------      --------       -----------    ----------
Net assets at the end
 of the year. . . . .   $ 185,208      $104,159       $ 4,635,715    $3,681,310
                        =========      ========       ===========    ==========

                               MONEY MARKET             SMALL/MID CAP GROWTH
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   --------------------------
                            2003           2002          2003            2002
                        -------------  ------------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    237,729   $    343,299   $   (50,819)   $    38,632
 Realized gains
  (losses). . . . . .             (5)            --       523,983       (336,253)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .             --             --     2,950,391     (1,604,540)
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        237,724        343,299     3,423,555     (1,902,161)
                        ------------   ------------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans. . . .     22,777,499     14,520,023     2,496,042      2,174,314
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (27,503,897)   (10,516,985)   (1,708,620)    (1,412,556)
 Net change in policy
  loans . . . . . . .       (100,636)        11,771            --             --
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.     (4,827,034)     4,014,809       787,422        761,758
                        ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .     (4,589,310)     4,358,108     4,210,977     (1,140,403)
Net assets at the
 beginning of the year    26,687,172     22,329,064     7,327,003      8,467,406
                        ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . .   $ 22,097,862   $ 26,687,172   $11,537,980    $ 7,327,003
                        ============   ============   ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                      BOND INDEX          LARGE CAP GROWTH B
                                      SUBACCOUNT              SUBACCOUNT
                               ------------------------   -------------------
                                  2003          2002        2003        2002
                               ------------  ----------   ---------  --------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)  $   269,471   $  279,204   $     (7)   $    (7)
 Realized gains (losses) . .       292,456        8,110     15,544       (352)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . .      (266,726)     231,961      7,873     (1,022)
                               -----------   ----------   --------    -------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .       295,201      519,275     23,410     (1,381)
                               -----------   ----------   --------    -------
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . .     6,296,229      976,474    129,940     58,056
 Transfers to policyholders
  for benefits, terminations
  and policy loans . . . . .    (6,297,202)    (562,636)   (94,570)    (6,819)
 Net change in policy loans.            --           --         --         --
                               -----------   ----------   --------    -------
Net increase (decrease) in
 net assets resulting from
 policy transactions . . . .          (973)     413,838     35,370     51,237
                               -----------   ----------   --------    -------
Total increase in net assets       294,228      933,113     58,780     49,856
Net assets at the beginning
 of the year . . . . . . . .     6,298,402    5,365,289     51,380      1,524
                               -----------   ----------   --------    -------
Net assets at the end of the
 year. . . . . . . . . . . .   $ 6,592,630   $6,298,402   $110,160    $51,380
                               ===========   ==========   ========    =======

                                 SMALL/MID CAP CORE       SMALL CAP VALUE
                                     SUBACCOUNT              SUBACCOUNT
                               ----------------------   ---------------------
                                  2003        2002        2003         2002
                               -----------  ---------   ----------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)  $     (840)  $    (376)  $   1,858    $  6,111
 Realized gains (losses) . .      115,766     (20,901)     23,320        (831)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . .      268,457     (92,991)    114,972     (20,458)
                               ----------   ---------   ---------    --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .      383,383    (114,268)    140,150     (15,178)
                               ----------   ---------   ---------    --------
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . .      476,958     627,213     366,421     289,772
 Transfers to policyholders
  for benefits, terminations
  and policy loans . . . . .     (287,331)   (304,577)   (131,346)    (40,884)
 Net change in policy loans.           --          --          --          --
                               ----------   ---------   ---------    --------
Net increase in net assets
 resulting from
 policy transactions . . . .      189,627     322,636     235,075     248,888
                               ----------   ---------   ---------    --------
Total increase in net assets      573,010     208,368     375,225     233,710
Net assets at the beginning
 of the year . . . . . . . .      713,736     505,368     264,858      31,148
                               ----------   ---------   ---------    --------
Net assets at the end of the
 year. . . . . . . . . . . .   $1,286,746   $ 713,736   $ 640,083    $264,858
                               ==========   =========   =========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                           REAL ESTATE EQUITY             GROWTH & INCOME
                               SUBACCOUNT                   SUBACCOUNT
                        -------------------------   ----------------------------
                           2003          2002           2003            2002
                        ------------  -----------   -------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   364,267   $   463,734   $  2,975,749    $  2,641,055
 Realized gains
  (losses). . . . . .       423,256       (21,635)    (4,378,158)     (2,572,222)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     1,703,722      (425,506)    40,629,492     (42,761,201)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     2,491,245        16,593     39,227,083     (42,692,368)
                        -----------   -----------   ------------    ------------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans. . . .     2,149,589     2,702,653     21,195,773      25,174,138
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (1,934,184)   (1,521,199)   (21,906,080)    (24,974,665)
 Net change in policy
  loans . . . . . . .        73,248        89,855        399,446      (1,996,702)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.       288,653     1,271,309       (310,861)     (1,797,229)
                        -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     2,779,898     1,287,902     38,916,222     (44,489,597)
Net assets at the
 beginning of the year    7,189,027     5,901,125    185,807,420     230,297,017
                        -----------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 9,968,925   $ 7,189,027   $224,723,642    $185,807,420
                        ===========   ===========   ============    ============


                                                               TOTAL RETURN
                                       MANAGED               BOND SUBACCOUNT
                                     SUBACCOUNT                PERIOD FROM
                             ---------------------------    MAY 1, 2003(*) TO
                                 2003           2002          DEC. 31, 2003
                             -------------  ------------   -------------------
Increase (decrease) in net
 assets from operations:
 Net investment income . .   $  3,106,930   $  2,001,420         $    93
 Realized gains (losses) .     (1,323,024)      (415,514)             88
 Change in unrealized
  appreciation
  (depreciation) during the
  year . . . . . . . . . .     13,113,416    (13,534,423)            265
                             ------------   ------------         -------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .     14,897,322    (11,948,517)            446
                             ------------   ------------         -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to
  policy loans . . . . . .      9,715,668     11,744,217          15,156
 Transfers to policyholders
  for benefits,
  terminations
  and policy loans . . . .    (19,790,101)   (14,650,296)         (1,632)
 Net change in policy loans       234,918       (666,643)
                             ------------   ------------         -------
Net increase (decrease) in
 net assets resulting from
 policy transactions . . .     (9,839,515)    (3,572,722)         13,524
                             ------------   ------------         -------
Total increase (decrease)
 in net assets . . . . . .      5,057,807    (15,521,239)         13,970
Net assets at the beginning
 of the year . . . . . . .     93,240,414    108,761,653               0
                             ------------   ------------         -------
Net assets at the end of
 the year. . . . . . . . .   $ 98,298,221   $ 93,240,414         $13,970
                             ============   ============         =======

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                             SHORT-TERM BOND       SMALL CAP EMERGING GROWTH
                               SUBACCOUNT                 SUBACCOUNT
                         -----------------------   --------------------------
                            2003         2002         2003            2002
                         -----------  ----------   ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) . . . . . . .   $  147,787   $   45,776   $   (12,312)   $   (15,171)
 Realized gains
  (losses) . . . . . .        3,793          783      (226,250)      (324,159)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . .      (75,046)      11,610     1,480,518     (1,071,433)
                         ----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .       76,534       58,169     1,241,956     (1,410,763)
                         ----------   ----------   -----------    -----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans. . . . . . . .    6,026,039      938,084       794,593      1,144,233
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans . .     (970,932)    (369,499)   (2,401,764)      (861,369)
 Net change in policy
  loans. . . . . . . .           --           --            --             --
                         ----------   ----------   -----------    -----------
Net increase (decrease)
 in net assets
 resulting from
 policy transactions .    5,055,107      568,585    (1,607,171)       282,864
                         ----------   ----------   -----------    -----------
Total increase
 (decrease) in net
 assets. . . . . . . .    5,131,641      626,754      (365,215)    (1,127,899)
Net assets at the
 beginning of the year    1,681,367    1,054,613     3,513,566      4,641,465
                         ----------   ----------   -----------    -----------
Net assets at the end
 of the year . . . . .   $6,813,008   $1,681,367   $ 3,148,351    $ 3,513,566
                         ==========   ==========   ===========    ===========

                        INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                SUBACCOUNT                    SUBACCOUNT
                        ----------------------------  ---------------------------
                            2003           2002          2003            2002
                        -------------  -------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   167,398    $    16,345    $ 1,071,231    $    426,700
 Realized gains
  (losses). . . . . .    (1,595,829)      (536,479)    (3,168,669)     (1,574,874)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     6,425,721     (2,313,103)    15,626,147     (11,247,380)
                        -----------    -----------    -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     4,997,290     (2,833,237)    13,528,709     (12,395,554)
                        -----------    -----------    -----------    ------------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .     6,463,794      4,775,405     16,859,201       9,244,204
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (2,739,557)      (879,460)    (7,064,119)     (3,929,594)
 Net change in policy
  loans . . . . . . .            --             --             --              --
                        -----------    -----------    -----------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.     3,724,237      3,895,945      9,795,082       5,314,610
                        -----------    -----------    -----------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     8,721,527      1,062,708     23,323,791      (7,080,944)
Net assets at the
 beginning of the year   12,982,442     11,919,734     44,613,878      51,694,822
                        -----------    -----------    -----------    ------------
Net assets at the end
 of the year. . . . .   $21,703,969    $12,982,442    $67,937,669    $ 44,613,878
                        ===========    ===========    ===========    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                              HIGH YIELD BOND             GLOBAL BOND
                                SUBACCOUNT                 SUBACCOUNT
                          -----------------------   -------------------------
                             2003         2002         2003           2002
                          -----------  ----------   ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.   $   75,331   $   91,277   $    88,115    $   59,065
 Realized gains (losses)     (51,889)     (68,899)      141,180        18,062
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .      156,694      (72,141)       13,759       117,387
                          ----------   ----------   -----------    ----------
Net increase (decrease)
 in net assets resulting
 from operations. . . .      180,136      (49,763)      243,054       194,514
                          ----------   ----------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . .      710,948      506,832     1,313,114       781,615
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . .     (851,819)    (348,959)   (1,051,500)     (296,107)
 Net change in policy
  loans . . . . . . . .           --           --            --            --
                          ----------   ----------   -----------    ----------
Net increase (decrease)
 in net assets resulting
 from
 policy transactions. .     (140,871)     157,873       261,614       485,508
                          ----------   ----------   -----------    ----------
Total increase in net
 assets . . . . . . . .       39,265      108,110       504,668       680,022
Net assets at the
 beginning of the year.    1,088,516      980,406     1,477,341       797,319
                          ----------   ----------   -----------    ----------
Net assets at the end of
 the year . . . . . . .   $1,127,781   $1,088,516   $ 1,982,009    $1,477,341
                          ==========   ==========   ===========    ==========

                         TURNER CORE GROWTH    BRANDES INTERNATIONAL EQUITY
                             SUBACCOUNT                 SUBACCOUNT
                        --------------------   -----------------------------
                          2003       2002          2003              2002
                        ---------  ---------   --------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    141   $    (417)   $   19,825       $   44,061
 Realized losses. . .    (40,231)    (81,226)      (91,291)         (66,090)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .    115,611     (17,732)      668,935         (172,350)
                        --------   ---------    ----------       ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     75,521     (99,375)      597,469         (194,379)
                        --------   ---------    ----------       ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .    156,959      34,605     1,565,748          406,589
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (81,461)   (105,929)     (334,436)        (344,498)
 Net change in policy
  loans . . . . . . .         --          --            --               --
                        --------   ---------    ----------       ----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.     75,498     (71,324)    1,231,312           62,091
                        --------   ---------    ----------       ----------
Total increase
 (decrease) in net
 assets . . . . . . .    151,019    (170,699)    1,828,781         (132,288)
Net assets at the
 beginning of the year   191,693     362,392       995,372        1,127,660
                        --------   ---------    ----------       ----------
Net assets at the end
 of the year. . . . .   $342,712   $ 191,693    $2,824,153       $  995,372
                        ========   =========    ==========       ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                               FRONTIER CAPITAL             AIM V.I.
                                 APPRECIATION        PREMIER EQUITIES SERIES
                                  SUBACCOUNT               SUBACCOUNT
                            ----------------------   ------------------------
                               2003        2002         2003          2002
                            -----------  ---------   -----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . .   $   (3,837)  $  (1,727)   $     85      $     57
 Realized gains (losses).       (6,919)    (29,318)       (379)       (2,212)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .      388,801     (75,467)     16,074        (6,061)
                            ----------   ---------    --------      --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .      378,045    (106,512)     15,780        (8,216)
                            ----------   ---------    --------      --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . . . .    1,222,981     286,946      69,606        47,509
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .      (72,690)   (191,507)    (35,370)      (14,475)
 Net change in policy
  loans . . . . . . . . .           --          --          --            --
                            ----------   ---------    --------      --------
Net increase in net assets
 resulting from
 policy transactions. . .    1,150,291      95,439      34,236        33,034
                            ----------   ---------    --------      --------
Total increase (decrease)
 in net assets. . . . . .    1,528,336     (11,073)     50,016        24,818
Net assets at the
 beginning of the year. .      448,903     459,976      37,234        12,416
                            ----------   ---------    --------      --------
Net assets at the end of
 the year . . . . . . . .   $1,977,239   $ 448,903    $ 87,250      $ 37,234
                            ==========   =========    ========      ========

                                  AIM V.I. CAPITAL          FIDELITY VIP
                                DEVELOPMENT SERIES II          GROWTH
                                     SUBACCOUNT              SUBACCOUNT
                               ------------------------  --------------------
                                         PERIOD FROM
                                       JULY 25, 2002(*)
                               2003    TO DEC. 31, 2002    2003        2002
                               ------  ----------------  ---------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment loss . . . .   $  --        $  --        $   (603)   $   (461)
 Realized gains (losses) . .      17           --          (2,153)     (2,710)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . .      38           (1)         80,952     (45,385)
                               -----        -----        --------    --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .      55           (1)         78,196     (48,556)
                               -----        -----        --------    --------
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . .     391          172         112,982     305,899
 Transfers to policyholders
  for benefits, terminations
  and policy loans . . . . .    (252)        (102)        (42,627)    (67,045)
 Net change in policy loans.      --           --              --          --
                               -----        -----        --------    --------
Net increase in net assets
 resulting from
 policy transactions . . . .     139           70          70,355     238,854
                               -----        -----        --------    --------
Total increase in net assets     194           69         148,551     190,298
Net assets at the beginning
 of the year . . . . . . . .      69           --         190,969         671
                               -----        -----        --------    --------
Net assets at the end of the
 year. . . . . . . . . . . .   $ 263        $  69        $339,520    $190,969
                               =====        =====        ========    ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                        FIDELITY VIP II CONTRAFUND     FIDELITY VIP II OVERSEAS
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   -----------------------------
                                                                    PERIOD FROM
                                                                  JULY 18, 2002(*)
                            2003           2002         2003      TO DEC. 31, 2002
                        -------------  ------------   ---------  ------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .     $   (145)      $    (48)    $     77        $    --
 Realized gains
  (losses). . . . . .        1,621         (1,212)         502            (38)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       62,346         (2,657)      14,311            148
                          --------       --------     --------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       63,822         (3,917)      14,890            110
                          --------       --------     --------        -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .      374,277         85,122       82,062         18,130
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .      (72,833)       (11,314)     (32,364)        (5,037)
 Net change in policy
  loans . . . . . . .           --             --           --             --
                          --------       --------     --------        -------
Net increase in net
 assets resulting from
 policy transactions.      301,444         73,808       49,698         13,093
                          --------       --------     --------        -------
Total increase in net
 assets . . . . . . .      365,266         69,891       64,588         13,203
Net assets at the
 beginning of the year      82,014         12,123       13,203             --
                          --------       --------     --------        -------
Net assets at the end
 of the year. . . . .     $447,280       $ 82,014     $ 77,791        $13,203
                          ========       ========     ========        =======

                               JANUS ASPEN                   JANUS ASPEN
                            GLOBAL TECHNOLOGY             WORLDWIDE GROWTH
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------  ------------------------------
                                     PERIOD FROM                    PERIOD FROM
                                  APRIL 12, 2002(*)              APRIL 12, 2002(*)
                         2003     TO DEC. 31, 2002     2003      TO DEC. 31, 2002
                         ----     -----------------  ---------  -------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    --       $    --        $    338        $    134
 Realized gains
  (losses). . . . . .        77          (153)            518          (6,869)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     2,193          (195)         15,829         (10,506)
                        -------       -------        --------        --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     2,270          (348)         16,685         (17,241)
                        -------       -------        --------        --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .    18,882         4,239          37,938         119,102
 Transfers to
  policyholders for
  benefits,
  terminations           (2,283)                      (40,228)
  and policy loans. .                  (1,176)                        (46,835)
                                      -------                        --------
 Net change in policy
  loans . . . . . . .        --            --              --              --
                        -------       -------        --------        --------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.    16,599         3,063          (2,290)         72,267
                        -------       -------        --------        --------
Total increase in net
 assets . . . . . . .    18,869         2,715          14,395          55,026
Net assets at the
 beginning of the year    2,715            --          55,026              --
                        -------       -------        --------        --------
Net assets at the end
 of the year. . . . .   $21,584       $ 2,715        $ 69,421        $ 55,026
                        =======       =======        ========        ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                           MFS NEW           MFS RESEARCH
                                       DISCOVERY SERIES        SERIES IC
                                          SUBACCOUNT          SUBACCOUNT
                                      ------------------   ------------------
                                       2003       2002      2003        2002
                                      --------  --------   --------  --------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . . .   $  (150)  $   (463)  $    45   $    (3)
 Realized gains (losses). . . . . .      (260)   (37,977)       70      (367)
 Change in unrealized appreciation
  (depreciation)
  during the year . . . . . . . . .     8,972     (2,467)    2,196       (40)
                                      -------   --------   -------   -------
Net increase (decrease) in net
 assets resulting from operations .     8,562    (40,907)    2,311      (410)
                                      -------   --------   -------   -------
Policy transactions:
 Net premiums from policyholders and
  transfers to policy loans . . . .    46,833     45,879    13,444     4,802
 Transfers to policyholders for
  benefits, terminations
  and policy loans. . . . . . . . .    (8,810)   (94,567)   (5,959)   (1,982)
 Net change in policy loans . . . .        --         --        --        --
                                      -------   --------   -------   -------
Net increase (decrease) in net
 assets resulting from
 policy transactions. . . . . . . .    38,023    (48,688)    7,485     2,820
                                      -------   --------   -------   -------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . .    46,585    (89,595)    9,796     2,410
Net assets at the beginning of the
 year . . . . . . . . . . . . . . .    16,962    106,557     4,164     1,754
                                      -------   --------   -------   -------
Net assets at the end of the year .   $63,547   $ 16,962   $13,960   $ 4,164
                                      =======   ========   =======   =======

                           MFS INVESTORS GROWTH                   CSI
                               STOCK SERIES                     EQUITY
                                SUBACCOUNT                    SUBACCOUNT
                        ----------------------------  -----------------------------
                                      PERIOD FROM                    PERIOD FROM
                                   MARCH 11, 2002(*)               NOV. 22, 2002(*)
                          2003     TO DEC. 31, 2002     2003       TO DEC. 31, 2002
                        ---------  -----------------  ----------  ------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $     (9)      $    (1)       $   1,454        $    --
 Realized gains
  (losses). . . . . .        120          (295)           5,914             --
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      5,315        (1,689)         142,089         (3,204)
                        --------       -------        ---------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      5,426        (1,985)         149,457         (3,204)
                        --------       -------        ---------        -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .     48,381        26,489          981,473         93,649
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (18,063)       (7,756)        (221,184)        (1,020)
 Net change in policy
  loans . . . . . . .         --            --               --             --
                        --------       -------        ---------        -------
Net increase in net
 assets resulting from
 policy transactions.     30,318        18,733          760,289         92,629
                        --------       -------        ---------        -------
Total increase in net
 assets . . . . . . .     35,744        16,748          909,746         89,425
Net assets at the
 beginning of the year    16,748            --           89,425             --
                        --------       -------        ---------        -------
Net assets at the end
 of the year. . . . .   $ 52,492       $16,748        $ 999,171        $89,425
                        ========       =======        =========        =======

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2003

1.  ORGANIZATION

John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Variable Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO. Currently, the Account funds the Annual Premium Variable Life, Flex V1, Flex V2, Medallion Variable Life, Medallion Variable Life Plus, Medallion Variable Life Edge, Medallion Executive Variable Life Edge, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98 and Majestic Variable Master Plan Plus Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-four sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), or of other Outside Investment Trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust, or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-four Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, AIM V.I. Premier Equity, AIM V.I. Capital Development Series II, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0.5% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

POLICY LOANS

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders. There are no unsettled policy transactions at December 31, 2003.

3.  TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                                     SHARES OWNED      COST          VALUE
----------                                                                     ------------  ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,376,570   $ 61,947,426   $ 47,127,884
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,903        154,765        170,489
Active Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11,147,916    106,954,383    107,468,080
Emerging Markets Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       218,926      1,535,102      1,949,401
Financial Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,951         37,396         42,396
International Equity Index . . . . . . . . . . . . . . . . . . . . . . . . .       474,622      6,565,813      6,558,994
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       523,051      5,945,572      5,441,274
Health Sciences Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5,712         50,361         57,547
Overseas Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       647,441      5,702,795      6,748,436
Earnings Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,266,736     32,693,735     26,680,930
Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,391         28,035         31,579
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,937,108     26,109,135     28,015,321
Large Cap Value CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18,981        155,329        185,208
Fundamental Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       420,647      4,259,905      4,635,715
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19,949,946     19,949,947     19,949,947
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .       765,642     10,356,512     11,537,980
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       650,607      6,649,617      6,592,630
Large Cap Growth B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17,325        104,141        110,160
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       117,224      1,092,866      1,286,746
Small Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38,663        542,708        640,083
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       580,713      8,011,399      9,418,079
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17,158,250    263,672,000    193,775,096
Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6,624,153     92,955,320     84,765,762
Total Return Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,392         13,705         13,970
Short Term Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       672,235      6,878,896      6,813,008
Small Cap Emerging Growth. . . . . . . . . . . . . . . . . . . . . . . . . .       388,526      3,090,902      3,148,351
International Opportunities. . . . . . . . . . . . . . . . . . . . . . . . .     2,203,173     19,944,698     21,703,969
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,789,679     77,657,359     67,937,669
High Yield Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       175,713      1,100,275      1,127,781
Global Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       165,612      1,879,885      1,982,009
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        25,983        323,660        342,712
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . .       193,967      2,480,481      2,824,153
Frontier Capital Appreciation. . . . . . . . . . . . . . . . . . . . . . . .       100,266      1,665,127      1,977,239
AIM V.I. Premier Equities Series . . . . . . . . . . . . . . . . . . . . . .         4,313         79,701         87,250

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                   SHARES OWNED    COST      VALUE
----------                                   ------------  --------  ----------
AIM V.I. Capital Development Series II . .          21     $    226   $    263
Fidelity VIP Growth. . . . . . . . . . . .      10,981      304,009    339,520
Fidelity VIP II Contrafund . . . . . . . .      19,396      388,574    447,280
Fidelity VIP II Overseas . . . . . . . . .       5,009       63,332     77,791
Janus Aspen Global Technology. . . . . . .       6,114       19,586     21,584
Janus Aspen Worldwide Growth . . . . . . .       2,701       64,098     69,421
MFS New Discovery Series . . . . . . . . .       4,552       57,588     63,547
MFS Research Series IC . . . . . . . . . .       1,046       11,690     13,960
MFS Investors Growth Stock Series. . . . .       6,027       48,866     52,492
CSI Equity . . . . . . . . . . . . . . . .      80,839      860,286    999,171

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                            PURCHASES       SALES
----------                                           -----------  -------------
Large Cap Growth . . . . . . . . . . . . . . . . .   $ 8,552,965   $ 3,344,304
Fundamental Growth . . . . . . . . . . . . . . . .        66,912         6,580
Active Bond. . . . . . . . . . . . . . . . . . . .    17,248,423    16,388,740
Emerging Markets Equity. . . . . . . . . . . . . .       823,122       396,815
Financial Industries . . . . . . . . . . . . . . .        43,893         2,288
International Equity Index . . . . . . . . . . . .     1,196,752       763,780
Small Cap Growth . . . . . . . . . . . . . . . . .     1,078,159       682,041
Health Sciences Fund . . . . . . . . . . . . . . .        46,975        15,972
Overseas Equity. . . . . . . . . . . . . . . . . .     1,703,513       155,651
Earnings Growth. . . . . . . . . . . . . . . . . .     7,450,361     1,514,938
Mid Cap Value. . . . . . . . . . . . . . . . . . .        36,769         9,980
Large Cap Value. . . . . . . . . . . . . . . . . .     6,720,534     8,582,457
Large Cap Value CORE . . . . . . . . . . . . . . .        66,592        16,055
Fundamental Value. . . . . . . . . . . . . . . . .       877,693       917,096
Money Market . . . . . . . . . . . . . . . . . . .     7,032,410    11,516,494
Small/Mid Cap Growth . . . . . . . . . . . . . . .     2,691,801     1,252,829
Bond Index . . . . . . . . . . . . . . . . . . . .     6,282,259     5,984,788
Large Cap Growth B . . . . . . . . . . . . . . . .        61,401        11,465
Small/Mid Cap CORE . . . . . . . . . . . . . . . .       542,404       243,649
Small Cap Value. . . . . . . . . . . . . . . . . .       286,000        26,316
Real Estate Equity . . . . . . . . . . . . . . . .     2,111,136     1,272,101

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                           PURCHASES      SALES
----------                                           ----------  ------------
Growth & Income. . . . . . . . . . . . . . . . . .   15,271,341   12,109,398
Managed. . . . . . . . . . . . . . . . . . . . . .    8,263,738   14,895,009
Total Return Bond. . . . . . . . . . . . . . . . .       15,223        1,549
Short Term Bond. . . . . . . . . . . . . . . . . .    5,975,335      772,441
Small Cap Emerging Growth. . . . . . . . . . . . .    1,080,797    2,289,278
International Opportunities. . . . . . . . . . . .    6,563,236    2,671,601
Equity Index . . . . . . . . . . . . . . . . . . .   17,096,302    5,918,428
High Yield Bond. . . . . . . . . . . . . . . . . .      635,104      697,739
Global Bond. . . . . . . . . . . . . . . . . . . .    1,377,650      993,494
Turner Core Growth . . . . . . . . . . . . . . . .      145,886       70,246
Brandes International Equity . . . . . . . . . . .    1,526,128      274,991
Frontier Capital Appreciation. . . . . . . . . . .    1,210,933       64,479
AIM V.I. Premier Equities Series . . . . . . . . .       48,750       14,429
AIM V.I. Capital Development Series II . . . . . .          291          152
Fidelity VIP Growth. . . . . . . . . . . . . . . .       90,959       21,208
Fidelity VIP II Contrafund . . . . . . . . . . . .      329,904       28,605
Fidelity VIP II Overseas . . . . . . . . . . . . .       53,727        3,952
Janus Aspen Global Technology. . . . . . . . . . .       18,150        1,550
Janus Aspen Worldwide Growth . . . . . . . . . . .       22,598       24,551
MFS New Discovery Series . . . . . . . . . . . . .       41,081        3,208
MFS Research Series IC . . . . . . . . . . . . . .        8,940        1,411
MFS Investors Growth Stock Series. . . . . . . . .       42,147       11,839
CSI Equity . . . . . . . . . . . . . . . . . . . .      795,780       29,840

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

5. UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                    FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                                   DECEMBER 31,
                              --------------------------------------   -----------------------------------------------------
                                              UNIT                         EXPENSES       INVESTMENT            TOTAL
                              UNITS        FAIR VALUE        ASSETS         RATIO*          INCOME            RETURN***
     SUBACCOUNT               (000S)   HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
---------------------         ------  --------------------  --------   -----------------  -----------  ---------------------
Large Cap Growth . .   2003     854     $50.04 to $20.47    $ 49,728     0.625% to 0%        0.49%        25.62% to 24.83%
                       2002     727      41.17 to 11.11       35,741      0.625 to 0         0.30       (22.19) to (25.89)/f/
                       2001     627      58.93 to 14.90       43,595     0.625 to 0.05       0.98        49.00 to (18.04)/e/

Fundamental                                                               0.625 to 0           --/c/       31.76 to 30.94
 Growth. . . . . . .   2003      19       9.33 to 6.29           170
                       2002      13           7.32                88       0.6 to 0            --/c/    (21.04) to (26.51)/f/
                       2001       2      10.16 to 6.12            11         0.625             --/c/           (32.72)

Active Bond. . . . .   2003   1,930      38.32 to 18.24      119,779      0.625 to 0         3.93           6.48 to 5.81
                       2002   1,945      35.78 to 14.75      119,310      0.625 to 0         4.67          6.55 to 5.97/f/
                       2001   1,941      66.70 to 13.84      108,818     0.625 to 0.05       7.87         38.40 to 6.80/e/

Emerging Markets                                                          0.625 to 0         1.77          56.90 to 55.95
 Equity. . . . . . .   2003     185      10.91 to 10.53        1,949
                       2002     145       7.07 to 6.87           980       0.6 to 0          0.26       (5.75) to (16.13)/f/
                       2001     122       7.46 to 7.29           893     0.625 to 0.05       0.31       (4.07) to (26.20)/e/

Financial                                                                 0.625 to 0         1.39           26.03 to 3.43
 Industries. . . . .   2003       3      15.87 to 9.11            42
                       2002       1          13.00                11       0.6 to 0          3.90/f/    (17.36) to (18.14)/f/

International Equity                                                      0.625 to 0         2.40          41.99 to 41.11
 Index . . . . . . .   2003     239      23.06 to 13.55        6,971
                       2002     219      16.51 to 8.78         4,790      0.625 to 0         1.71       (8.78) to (15.72)/f/
                       2001     221      19.15 to 10.19        5,654     0.625 to 0.05       2.70        1.90 to (20.79)/e/

Small Cap Growth . .   2003     416      13.64 to 13.00        5,441      0.625 to 0           --/c/       27.88 to 27.09
                       2002     384      12.04 to 10.46        3,956      0.625 to 0           --/c/    (21.58) to (28.84)/f/
                       2001     330      16.83 to 14.70        4,876     0.625 to 0.05         --/c/      68.30 to (13.12)

Health Sciences                                                           0.625 to 0         0.31          31.74 to 30.92
 Fund. . . . . . . .   2003       6      10.35 to 10.17           58
                       2002       2       8.01 to 7.92            17      0.625 to 0         0.55       (16.91) to (18.94)/f/
                       2001      --/a/    9.81 to 9.77             3         0.625             --              (2.30)

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                               DECEMBER 31,
                                ----------------------------------  ---------------------------------------------------
                                                                                       INVESTMEN
                                              UNIT                      EXPENSES           T               TOTAL
                                UNITS       FAIR VALUE     ASSETS        RATIO*         INCOME           RETURN***
       SUBACCOUNT               (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST   RATIO**      HIGHEST TO LOWEST
------------------------        ------  -----------------  -------  -----------------  ---------  ---------------------
Overseas Equity . . . .   2003    466   $15.14 to $14.43   $ 6,748    0.625% to 0%       4.80%       39.85% to 38.98%
                          2002    376    10.94 to 10.51      3,913       0.6 to 0        1.23       (1.26) to (5.91)/f/
                          2001    291     11.56 to 10.88     3,248    0.625 to 0.6       0.57        (6.99) to (7.08)

Earnings Growth . . . .   2003  2,244    12.42 to 11.84     26,681     0.625 to 0        0.07         24.81 to 24.03
                          2002  1,708     11.21 to 9.87     16,349     0.625 to 0        --/c/     (19.23) to (30.50)/f/
                          2001  1,234    16.04 to 14.20     17,594    0.625 to 0.05      --/c/      60.40 to (37.33)/e/

Mid Cap Value . . . . .   2003      2    13.68 to 13.62         32     0.625 to 0        0.21        30.64 to 13.01/f/

Large Cap Value . . . .   2003  1,424    20.58 to 19.62     28,015     0.625 to 0        1.90         25.50 to 24.73
                          2002  1,559    16.88 to 14.18     24,556     0.625 to 0        1.67      (10.69) to (14.10)/f/
                          2001  1,282    18.90 to 15.89     23,398    0.625 to 0.05      1.83        58.90 to 0.66/e/

Large Cap Value
 CORE . . . . . . . . .   2003     17         10.93            185          0            1.39         28.85 to 28.85
                          2002     12         8.73             104       0.6 to 0        1.81/f/   (16.54) to (18.03)/f/

Fundamental Value . . .   2003    321     11.74 to 9.86      4,636     0.625 to 0        1.42         28.71 to 27.91
                          2002    328     13.91 to 7.95      3,681     0.625 to 0        1.27      (14.95) to (16.65)/f/
                          2001    322     16.44 to 9.40      4,393    0.625 to 0.05      0.30/d/    64.40 to (6.00)/e/

Money Market. . . . . .   2003    696    14.80 to 14.44     22,098     0.625 to 0        0.86          0.95 to 0.33
                          2002  1,001    19.93 to 12.74     26,687      0.6 to 0         1.29          1.52 to 0.91
                          2001    684    34.50 to 12.56     22,329    0.625 to 0.05      5.38        25.60 to 3.29/d/

Small/Mid Cap
 Growth . . . . . . . .   2003    461    26.65 to 25.09     11,538     0.625 to 0        --/c/        46.87 to 45.96
                          2002    428    18.66 to 11.66      7,327     0.625 to 0        --/c/     (13.93) to (19.53)/f/
                          2001    388    23.01 to 14.38      8,467    0.625 to 0.05      --/c/       121.80 to 2.00/d/

Bond Index. . . . . . .   2003    463    14.33 to 13.84      6,593     0.625 to 0        4.72          3.60 to 2.96
                          2002    468    13.73 to 13.34      6,298     0.625 to 0        5.27         9.40 to 8.46/f/
                          2001    436    12.58 to 12.30      5,365    0.625 to 0.6       6.46          7.22 to 6.86

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                DECEMBER 31,
                                 -----------------------------------  -----------------------------------------------------
                                               UNIT                       EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
       SUBACCOUNT                (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------------         ------  -----------------  --------  -----------------  -----------  ---------------------
Large Cap
 Growth B . . . . . . .   2003      15    $7.53 to $6.16    $    110    0.625% to 0%        --%/c/       31.72% to 30.91%
                          2002       9         5.93               51      0.6 to 0          --/c/      (17.75) to (18.66)/f/
                          2001   --/a/     8.33 to 6.71            2        0.625           --/c/             (15.34)

Small/Mid Cap
 CORE . . . . . . . . .   2003      94    14.08 to 13.59       1,287     0.625 to 0         0.46          45.15 to 44.24
                          2002      76     9.93 to 9.64          714     0.625 to 0         0.54       (13.66) to (18.67)/f/
                          2001      45    11.44 to 11.19         505    0.625 to 0.6        0.71          0.09 to (0.36)

Small Cap Value . . . .   2003      41    21.68 to 13.32         640     0.625 to 0         0.72          37.97 to 37.11
                          2002      23     16.06 to 9.93         265      0.6 to 0          0.90       (4.48) to (13.93)/f/
                          2001       3    16.79 to 10.44          31    0.625 to 0.05       0.97/e/       4.80 to 4.40/e/

Real Estate Equity. . .   2003     174    44.99 to 27.27       9,969     0.625 to 0         4.49          36.90 to 36.05
                          2002     236    33.08 to 20.17       7,189     0.625 to 0         4.35         1.41 to (5.84)/f/
                          2001     133    32.43 to 13.29       5,901    0.625 to 0.05       5.72         32.90 to 5.07/d/

Growth & Income . . . .   2003   2,011    57.94 to 21.43     224,724     0.625 to 0         0.85          24.35 to 23.57
                          2002   1,823    48.11 to 11.24     185,807     0.625 to 0         0.62       (10.86) to (20.16)/f/
                          2001   1,818    137.76 to 13.99    230,297    0.625 to 0.05       1.94        39.90 to (16.00)/d/

Managed . . . . . . . .   2003   1,041    47.03 to 20.44      98,298     0.625 to 0         2.76          19.00 to 18.26
                          2002   1,106    40.28 to 17.61      93,240     0.625 to 0         1.53        1.69 to (12.43)/f/
                          2001   1,273    45.24 to 14.88     108,762    0.625 to 0.6        3.72         (3.41) to (3.47)

Total Return
 Bond . . . . . . . . .   2003       1         10.20              14          0             0.51              3.72/f/

Short Term Bond . . . .   2003     407    17.03 to 16.03       6,813     0.625 to 0         3.81           2.76 to 2.12
                          2002     107    16.54 to 15.67       1,681     0.625 to 0         4.10          5.28 to 3.25/f/
                          2001      70    15.68 to 13.29       1,055    0.625 to 0.05       5.62        32.90 to (11.57)/d/

Small Cap Emerging
 Growth . . . . . . . .   2003     280    11.79 to 11.24       3,148     0.625 to 0         0.15          48.82 to 47.90
                          2002     462     8.12 to 7.57        3,514      0.6 to 0          0.20       (8.25) to (26.90)/f/
                          2001     436    11.04 to 10.30       4,641    0.625 to 0.05       0.09         3.00 to (4.40)/d/

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                                DECEMBER 31,
                                 ----------------------------------  -----------------------------------------------------
                                               UNIT                      EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
       SUBACCOUNT                (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------------         ------  -----------------  -------  -----------------  -----------  ---------------------
International
 Opportunities. . . . .   2003   1,877   $12.10 to $11.53   $21,704    0.625% to 0%        1.64%        32.36% to 31.54%
                          2002   1,478     9.28 to 8.73      12,982     0.625 to 0         0.73       (12.78) to (18.24)/f/
                          2001   1,104    11.18 to 10.52     11,920    0.625 to 0.05       1.07        5.20 to (21.41)/d/

Equity Index. . . . . .   2003   3,780    18.82 to 17.94     67,938     0.625 to 0         2.59          28.42 to 27.63
                          2002   3,170    15.15 to 12.69     44,614     0.625 to 0         1.39       (8.95) to (20.23)/f/
                          2001   2,838    18.87 to 15.82     51,695    0.625 to 0.05       1.52        58.20 to (12.54)/d/

High Yield Bond . . . .   2003     112     10.34 to 9.98      1,128     0.625 to 0         6.68          16.50 to 15.78
                          2002     126     8.87 to 8.62       1,089     0.625 to 0         9.67        (4.57) to (8.27)/f/
                          2001     108     9.29 to 9.08         980    0.625 to 0.05      10.50         1.68 to (8.00)/d/

Global Bond . . . . . .   2003     110    18.89 to 18.01      1,982     0.625 to 0         5.09          15.90 to 15.18
                          2002      94    16.08 to 14.92      1,477     0.625 to 0         4.94         19.20 to 16.54/f/
                          2001      60    13.63 to 12.73        797    0.625 to 0.05       4.57        27.30 to (2.07)/d/

Turner Core Growth. . .   2003      21    17.25 to 16.47        343     0.600 to 0         0.27          34.51 to 33.79
                          2002      15    13.38 to 12.71        192      0.6 to 0          0.18        (23.76) to (24.24)
                          2001      21    19.69 to 16.67        362    0.625 to 0.05       0.14        66.70 to (24.04)/d/

Brandes International
 Equity . . . . . . . .   2003     146    20.08 to 18.84      2,824     0.625 to 0         1.86          47.34 to 46.51
                          2002      75    13.88 to 13.10        995    0.625 to 0.05       1.26        (13.79) to (14.27)
                          2001      71    16.10 to 15.28      1,128    0.625 to 0.05       1.55        61.00 to (13.33)/d/

Frontier Capital
 Appreciation . . . . .   2003      77    27.55 to 22.99      1,977     0.625 to 0        --/c/          55.81 to 54.92
                          2002      27    18.34 to 16.97        449   0.625 to 0.575      --/c/        (23.65) to (23.72)
                          2001      21    24.69 to 19.76        460    0.625 to 0.05      --/c/        97.60 to (2.09)/d/

AIM V.I. Premier
 Equities Series. . . .   2003       7     25.93 to 6.31         87     0.625 to 0         0.36          25.08 to 24.30
                          2002       4     21.43 to 5.25         37      0.6 to 0          0.65       (10.78) to (28.38)/f/
                          2001       2     29.72 to 7.13         12   0.625 to 0.525       0.19        (12.95) to (13.17)

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                            AT DECEMBER 31,                               DECEMBER 31,
                                   -------------------------------    -----------------------------------------------------
                                                 UNIT                     EXPENSES       INVESTMENT            TOTAL
                                   UNITS       FAIR VALUE     ASSETS       RATIO*          INCOME            RETURN***
        SUBACCOUNT                 (000S)  HIGHEST TO LOWEST  (000S)  HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------------         ------  -----------------  ------  -----------------  -----------  ---------------------
AIM V.I. Capital
 Development Series II. .   2003     --/a/      $10.15         $--/b/     0% to 0%          --%/c/            35.05%
                            2002     --/a/       7.69           --/b/        0.6            --/c/             2.95/f/

Fidelity VIP Growth . . .   2003     36      65.87 to 6.73      340      0.625 to 0         0.16          32.78 to 31.94
                            2002     28      51.31 to 5.28      191      0.625 to 0         --/c/       (21.47) to (28.26)
                            2001     --/a/   71.07 to 7.12        1         0.625           --/c/             (18.22)

Fidelity VIP II Contrafund  2003     36      32.22 to 9.64      447      0.625 to 0         0.15          28.35 to 27.56
                            2002      7      25.59 to 7.62       82       0.625 to0         0.21         (7.58) to (10.24)
                            2001      1      27.72 to 8.26       12    0.625 to 0.575       0.43        (12.86) to (13.06)

Fidelity VIP II Overseas.   2003      5     27.63 to 11.14       78      0.625 to 0         0.34          43.21 to 16.61
                            2002      1          19.65           13          0.6            --/c/             4.35/f/

Janus Aspen Global
 Technology . . . . . . .   2003      6      3.67 to 3.59        22        0 to 0           --/c/         46.46 to 45.54
                            2002      1          2.58             3       0.6 to 0          --/c/      (18.87) to (29.32)/f/

Janus Aspen Worldwide
 Growth . . . . . . . . .   2003     12      5.94 to 5.81        69      0.625 to 0         0.83          23.67 to 22.92
                            2002     12      4.90 to 4.82        55       0.625 to 0        0.64       (14.49) to (24.69)/f/

MFS Research Series IC. .   2003      1      17.57 to 7.98       14      0.625 to 0         0.53          24.71 to 23.92
                            2002     --/a/       14.49            4       0.6 to 0          0.20        (21.21) to (22.47)
                            2001     --/a/   18.67 to 8.61        2         0.625           --/c/           (14.10)/e/

MFS New Discovery
 Series . . . . . . . . .   2003      7      15.08 to 8.53       64      0.625 to 0         --/c/         33.72 to 32.88
                            2002      3      11.49 to 6.55       17       0.6 to 0          --/c/       (26.30) to (30.69)
                            2001     11      16.49 to 9.12      107    0.625 to 0.575       5.14         (5.59) to (5.69)

MFS Investors Growth
 Stock Series . . . . . .   2003      6      8.88 to 7.68        52      0.625 to 0         --/c/         23.02 to 22.25
                            2002      2          7.45            17       0.6 to 0          --/c/      (23.27) to (24.06)/f/

CSI Equity. . . . . . . .   2003     80          12.43          999        0 to 0           0.25               25.22
                            2002      9          10.17           89          0.6            --/c/            (9.36)/f/

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a    Total accumulation units not greater than 500 units.

b    Assets not greater than $500.

c Portfolio distributed no dividends from investment income during the period.

d Inception date of Subaccount operations was July 20, 2001. $10 initial offering price.

e Inception date of Subaccount operations was May 1, 2001. $10 initial offering price.

f    Inception date of Subaccount operations are as follows:

SUBACCOUNT                                                        2003                       2002
----------                                                 -------------------  ----------------------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . .                                 February 26
International Equity Index . . . . . . . . . . . . . . .                                   March 28
Small Cap Growth . . . . . . . . . . . . . . . . . . . .                                 February 26
Overseas Equity. . . . . . . . . . . . . . . . . . . . .                                   June 24
Earnings Growth. . . . . . . . . . . . . . . . . . . . .                                 February 26
Large Cap Value. . . . . . . . . . . . . . . . . . . . .                                   March 5
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . .                                   March 28
Real Estate Equity . . . . . . . . . . . . . . . . . . .                                   March 28
Growth & Income. . . . . . . . . . . . . . . . . . . . .                                   June 14
Managed. . . . . . . . . . . . . . . . . . . . . . . . .                                   July 17
Short-Term Bond. . . . . . . . . . . . . . . . . . . . .                            June 14 and March 13,
                                                                                         respectively
Small Cap Emerging Growth. . . . . . . . . . . . . . . .                                   July 11
International Opportunities. . . . . . . . . . . . . . .                               March 28 and 26,
                                                                                         respectively
Equity Index . . . . . . . . . . . . . . . . . . . . . .                                   June 14
Global Bond. . . . . . . . . . . . . . . . . . . . . . .                                   March 28
Emerging Markets Equity. . . . . . . . . . . . . . . . .                                   March 28
Bond Index . . . . . . . . . . . . . . . . . . . . . . .                                   March 28
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . .                                   March 28
High Yield Bond. . . . . . . . . . . . . . . . . . . . .                                    May 9

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

SUBACCOUNT                           2003                      2002
----------                    -------------------  --------------------------
Large Cap Growth B. . . . .                            March 28 and May 28,
                                                           respectively
Fundamental Growth. . . . .                            March 21 and May 28,
                                                           respectively
AIM V.I. Premier Equity . .                                  June 14
Fidelity VIP Growth . . . .                                  April 30
Fidelity VIP II Contrafund.                           March 28 and June 14,
                                                           respectively
MFS New Discovery Series. .                                  April 5
Health Sciences Fund. . . .                                  March 28
Fundamental Value . . . . .                                  March 15
Small Cap Value . . . . . .                                  March 28
MFS Research Series IC. . .                           March 28 and April 5,
                                                           respectively
Large Cap Value CORE. . . .                            March 28 and May 1,
                                                           respectively
AIM V.I. Capital Development                                 July 25
 Series II. . . . . . . . .
CSI Equity. . . . . . . . .                                November 22
Fidelity VIP II Overseas. .                                 October 1
MFS Investors Growth Stock                               March 15 and 28,
 Series . . . . . . . . . .                                respectively
Janus Aspen Global                                    April 12 and June 18,
 Technology . . . . . . . .                                respectively
Janus Aspen Worldwide Growth                                 June 17
Mid Cap Value . . . . . . .         May 21
Total Return Bond . . . . .        August 15

  In addition to this SAI, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your John Hancock representative. The prospectus may also be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.





                          JOHN HANCOCK SERVICING OFFICE
                          -----------------------------

                   EXPRESS DELIVERY              MAIL DELIVERY
                   ----------------              -------------
                 529 Main Street (X-4)            P.O. Box 111
                 Charlestown, MA 02129          Boston, MA 02117

                        PHONE:                        FAX:
                        ------                        ----
                    1-800-732-5543               1-617-886-3048






  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.





Investment Company Act File No. 811-7766

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                         PROSPECTUSES DATED MAY 1, 2004


                           __________________________


This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 for variable life insurance policies that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2004. The prospectuses involved bear the title "Majestic Variable COLI," "Majestic Variable Estate Protection," "Majestic Variable Estate Protection 98," "Majestic Variable Universal Life," "Majestic Variable Universal Life 98," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life II," "Medallion Executive Variable Life III," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge" or "Variable Master Plan Plus." We refer to these prospectuses as the "Product Prospectuses."

                           __________________________


THIS SUPPLEMENT IS ACCOMPANIED WITH PROSPECTUSES DATED MAY 1, 2004 FOR THE FOLLOWING FUNDS:

 . JOHN HANCOCK VARIABLE SERIES TRUST I'S LARGE CAP GROWTH B, FUNDAMENTAL
   GROWTH, FUNDAMENTAL VALUE B, MID CAP VALUE, SMALL CAP GROWTH, OVERSEAS EQUITY AND OVERSEAS EQUITY C FUNDS,

 . AIM V.I. PREMIER EQUITY FUND,

 . FIDELITY VIP GROWTH PORTFOLIO,

 . JANUS ASPEN SERIES' GLOBAL TECHNOLOGY PORTFOLIO AND WORLDWIDE GROWTH
   PORTFOLIO, AND

 . MFS NEW DISCOVERY SERIES AND MFS RESEARCH SERIES.

 BE SURE TO READ THESE PROSPECTUSES BEFORE SELECTING THE CORRESPONDING VARIABLE
                              INVESTMENT OPTIONS.

                           __________________________


                       AMENDMENTS TO PRODUCT PROSPECTUSES


ADDITIONAL VARIABLE INVESTMENT OPTIONS

  If your policy was issued before May 1, 2004, you currently may select eleven additional variable investment options. We list these additional variable investment options, and update the Fee Tables with respect to the corresponding underlying funds for these investment options, beginning on page 4 of this Supplement.

  If your policy was issued before May 1, 2003, you currently may select two more variable investment options (for a total of thirteen additional variable investment options). We list the two additional variable investment options, and update the Fee Tables with respect to the corresponding underlying funds for these investment options, beginning on page 2 of this Supplement.

  When you select any of these additional variable investment options, we invest your money in the corresponding underlying fund shown in this Supplement. We amend the term fund, as used in the Product Prospectuses, to include all the underlying funds shown in this Supplement. In addition, we amend the term Series Fund, as used in the Product Prospectuses, to include the Janus Aspen Series (Service Shares Class).

  We may modify or delete any of the additional variable investment options in the future.

POLICIES ISSUED BEFORE MAY 1, 2004

  This section of the Supplement describes eleven additional variable investment options that are currently available for policies issued before May 1, 2004.

1. We amend the table on the cover page of each Product Prospectus to include the following eleven additional variable investment options that currently are available to owners of policies issued before May 1, 2004:

 --------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:                              UNDERLYING FUND MANAGED BY:
 ----------------------------                              ---------------------------
 EQUITY OPTIONS:
  Large Cap Growth B. . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Fundamental Growth. . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Fundamental Value B . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Mid Cap Value . . . . . . . . . . . . . . . . . . . .    T. Rowe Price Associates, Inc.
  Small Cap Growth. . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Overseas Equity . . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Overseas Equity C . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  AIM V.I. Premier Equity . . . . . . . . . . . . . . .    A I M Advisors, Inc.
  Janus Aspen Worldwide Growth. . . . . . . . . . . . .    Janus Capital Management, LLC
  Janus Aspen Global Technology . . . . . . . . . . . .    Janus Capital Management, LLC
  MFS Research. . . . . . . . . . . . . . . . . . . . .    MFS Investment Management/R/
--------------------------------------------------------------------------------------------------


2. We delete the fourth table in the "FEE TABLES" section of each Product Prospectus and replace it with the following table. This table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

----------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES           MINIMUM           MAXIMUM
----------------------------------------------------------------------------------
 RANGE OF EXPENSES, INCLUDING MANAGEMENT
 FEES, DISTRIBUTION AND/OR SERVICE (12B-1)
 FEES, AND OTHER EXPENSES                          0.21%              1.96%
----------------------------------------------------------------------------------



3. We amend the last table in the "FEE TABLES" section of each Product Prospectus to include the following information:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                                                            TOTAL FUND                     FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                   OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSE
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
              FUND NAME                         FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES TRUST I - NAV
 CLASS SHARES (NOTE 1A):
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth B*                               0.89%           N/A             0.10%           0.99%          0.00%       0.99%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                0.90%           N/A             0.10%           1.00%          0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value B*                              0.91%           N/A             0.19%           1.10%          0.09%       1.01%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                     1.10%           N/A             0.37%           1.47%          0.27%       1.20%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                  1.05%           N/A             0.17%           1.22%          0.07%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity                                   1.23%           N/A             0.34%           1.57%          0.00%       1.57%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity C*                                1.21%           N/A             0.75%           1.96%          0.00%       1.96%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I
 SHARES:
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                      0.61%           N/A             0.24%           0.85%          0.00%       0.85%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                                                            TOTAL FUND                     FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                   OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSE
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
              FUND NAME                         FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND - SERVICE
 CLASS
(NOTE 2A):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity/R/ VIP Growth                            0.58%          0.10%            0.09%                          0.00%       0.77%
------------------------------------------------------------------------------------------------------------------------------------

MFS/R/ VARIABLE INSURANCE TRUST - INITIAL
 CLASS SHARES (NOTE 3A):
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ Research                                   0.75%           N/A             0.13%           0.88%          0.00%       0.88%
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ New Discovery                              0.90%           N/A             0.14%           1.04%          0.00%       1.04%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES - SERVICE SHARES CLASS
 (NOTE 4):
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                      0.65%          0.25%            0.06%           0.96%          0.00%       0.96%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology                     0.65%          0.25%            0.20%           1.10%          0.00%       1.10%
------------------------------------------------------------------------------------------------------------------------------------

(1A) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund shown above (other than the Overseas Equity and Overseas Equity C funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Fundamental Value B, Overseas Equity and Overseas Equity C funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2004, were in effect for all of 2003. In addition, the percentages shown for the Overseas Equity and Overseas Equity C funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets.

     * Large Cap Growth B was formerly "Large Cap Aggressive Growth," Fundamental Value B was formerly "Large Cap Value CORE/SM/," Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/" and Overseas Equity C was formerly "Emerging Markets Equity." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

(2A) A portion of the brokerage commissions that the Fidelity VIP/R/ Growth fund pays may be reimbursed and used to reduce that fund's expenses. Including the reduction for reimbursed brokerage commissions, the total operating expenses shown for the Service Class of the Fidelity/R/ VIP Growth Fund would have been 0.74%. .

(3A) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" does not take into account these expense reductions, and are therefore higher for the MFS New Discovery fund than that fund's actual expenses. Had these fee reductions been taken into account, "Total Fund Operating Expenses" would equal 1.03% for MFS New Discovery.

(4) All expenses are shown without the effect of any expense offset arrangements. In the Product Prospectuses, the term "Series Funds" includes the Janus Aspen Series.

POLICIES ISSUED BEFORE MAY 1, 2003

  This section of the Supplement describes two more variable investment options that are currently available for policies issued before May 1, 2003.

1. We amend the table on the cover page of each Product Prospectus to include the following two additional variable investment options:

---------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                              UNDERLYING FUNDMANAGED BY:
 ---------------------------                              --------------------------
 Equity Options:
  Fidelity VIP Growth . . . . . . . . . . . . . .         Fidelity Management & Research Company
  MFS New Discovery . . . . . . . . . . . . . . .         MFS Investment Management/R/
---------------------------------------------------------------------------------------------------------


2. We amend the last table in the "FEE TABLES" section of each Product Prospectus to include the following information:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                                                            TOTAL FUND                     FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                   OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSE
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
              FUND NAME                         FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ VARIABLE INSURANCE TRUST - INITIAL
 CLASS SHARES (NOTE 3B):
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ New Discovery                              0.90%           N/A             0.14%           1.04%          0.00%       1.04%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND - SERVICE
 CLASS:
------------------------------------------------------------------------------------------------------------------------------------
Fidelity/R/ VIP Growth                            0.58%          0.10%            0.09%                          0.00%       0.77%
------------------------------------------------------------------------------------------------------------------------------------

(3B) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" would equal 1.03% for MFS New Discovery.





                                                            VL PROD SUP-1 (5/04)

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                    PROSPECTUSES DATED MAY 1, 2004 AND LATER


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 and later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," "Variable Survivorship Universal Life," "Flex-V1" or "Flex-V2." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           __________________________




  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2004 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ
THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT
                                    OPTIONS.

                           __________________________





                       AMENDMENTS TO PRODUCT PROSPECTUSES




1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                                       UNDERLYING FUNDMANAGED BY:
 ---------------------------                                       --------------------------
 EQUITY OPTIONS:
     Brandes International Equity...............................   Brandes Investment Partners, L.P.
     Business Opportunity Value.................................   Iridian Asset Management LLC
     Frontier Capital Appreciation..............................   Frontier Capital Management Company, LLC
     Turner Core Growth.........................................   Turner Investment Partners, Inc.
------------------------------------------------------------------------------------------------------------------

2. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Executive Variable Life, Medallion Executive Variable Life III, Performance Executive Variable Life, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, and Variable Estate Protection Plus Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                        TOTAL FUND                     TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                         INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
               FUND NAME                     FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
------------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity..........     0.72%           N/A             0.25%           0.97%          0.00%           0.97%
------------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value............     0.65%           N/A             0.88%           1.53%          0.63%           0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation.........     0.90%           N/A             0.21%           1.11%          0.00%           1.11%
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth....................     0.45%           N/A             0.27%           0.72%          0.02%           0.70%
------------------------------------------------------------------------------------------------------------------------------------


(4) For the period from May 1, 2004 to April 30, 2005, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2003. Future fees and expenses may be different.

3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                        TOTAL FUND                     TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                         INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
               FUND NAME                     FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity..........     0.72%           N/A             0.25%           0.97%          0.00            0.97%
------------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value............     0.65%           N/A             0.88%           1.53%          0.63            0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation.........     0.90%           N/A             0.21%           1.11%          0.00            1.11%
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth....................     0.45%           N/A             0.27%           0.72%          0.02            0.70%
------------------------------------------------------------------------------------------------------------------------------------


(2) For the period from May 1, 2004 to April 30, 2005, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2003. Future fees and expenses may be different.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select one or more of the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation or Turner Core Growth variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

                                                                VL M SUPP (5/04)

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                    PROSPECTUSES DATED MAY 1, 2004 OR LATER


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 or later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Variable Estate Protection Plus," "Variable Estate Protection Edge" or "Variable Survivorship Universal Life." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           __________________________




THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2004 FOR THE WORLD INSURANCE TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE CSI EQUITY FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE INVESTMENT
                      OPTION DESCRIBED IN THIS SUPPLEMENT.

                           __________________________





                       AMENDMENTS TO PRODUCT PROSPECTUSES




1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                                       UNDERLYING FUNDMANAGED BY:
 ---------------------------                                       --------------------------
 Equity Options:
    CSI Equity                                                     CSI Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------


2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL FUND                     TOTAL FUND
                                                     DISTRIBUTION    OTHER OPERATING    OPERATING                     OPERATING
                                        INVESTMENT        AND           EXPENSES         EXPENSES                      EXPENSES
                                        MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
                FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
THE WORLD FUNDS, INC.
(NOTE 6):
----------------------------------------------------------------------------------------------------------------------------------
CSI Equity..........................      1.00%           N/A             1.42%           2.42%          1.17%          1.25
----------------------------------------------------------------------------------------------------------------------------------

(6) CSI Capital Management, Inc., and Commonwealth Shareholder Services, Inc. (collectively, the "Service Providers"), have entered into an expense limitation agreement with the Fund. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses so that the ratio of total operating expenses of the Fund is limited to 1.25% through December 31, 2004.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the CSI Equity variable investment option, the assets of the subaccount are invested in the corresponding investment option of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the term 'funds' includes the corresponding investment options of The World Insurance Trust."

CSI Prod Supp (5/04)

                           NOTICE TO EXISTING OWNERS
                           -------------------------



  Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract and the alteration of administrative procedures. Any such change may or may not apply to policies or
                                                ----------
contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. You should consult your policy or contract to verify whether any particular provision applies to you. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


Evergreen Sup 1 (4/04)

PART C: OTHER INFORMATION

Item 27. Exhibits

  (a) John Hancock Board Resolution establishing the separate account is incorporated by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of File No. 33-63842, filed on March 6, 1996.

  (b) Not applicable.

  (c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

  (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

  (iii)  Schedule of sales commissions included in Exhibit 27(c)(i) above.

  (d)(i) Form of survivorship variable life insurance policy, incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to this File, File No. 33-64364, filed on October 29, 1993.

  (ii) Form of rider option to split policy, incorporated by reference to the initial Form S-6 Registration Statement of this this File, File No. 33-64364, filed June 11, 1993.

  (e) Forms of application for Policy, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 33-64364, filed on October 29, 1993.

  (f)(i) John Hancock's Restated Articles of Organization are incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement of File No. 333-76662, filed on March 7, 2001.

  (ii) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No.1 to File No. 333-91448, filed on September 23, 2002.

  (iii) John Hancock's Amended And Restated By-Laws are incorporated by reference from the Annual Report filed on Form 10-K, File No. 333-45862, filed March 27, 2002.

  (g) Not applicable.

  (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

  (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

  (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

  (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

  (i) Not applicable.

  (j) Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John De Ciccio, Richard B. DeWolfe, Robert E. Fast, Michael C. Hawley, Edward H. Linde, R. Robert Popeo, and Robert J. Tarr are incorporated by reference to the initial registration statement of File No. 333-67744, filed on August 16, 2001. Power of attorney for Thomas P. Glynn, incorporated by reference to the initial registration statement to file No. 333-70734, filed on October 2, 2001. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 5 to File No. 333-84783, filed on February 13, 2003.

  (k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 33-64364, filed on October 29, 1993.

  (l) Not applicable.

  (m) Not applicable.

  (n) Opinion of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

  (n)(1) Consent of Independent Auditors, filed herewith.

  (o) Not applicable.

  (p) Not applicable.

  (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor as of April 27, 2004

  CHAIRMAN AND CHIEF EXECUTIVE OFFICER
  David F. D'Alessandro

  SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
  Thomas E. Moloney

  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
  Wayne A. Budd

  VICE PRESIDENT AND CORPORATE SECRETARY
  James E. Collins

  POLICY COMMITTEE
  David F. D'Alessandro
  Michael A. Bell                Senior Executive Vice President
  James M. Benson                Senior Executive Vice President
  Wayne A. Budd
  Derek Chilvers                 Executive Vice President
  John M. DeCiccio               Executive Vice President and Chief Investment Officer
  Maureen R. Ford-Goldfarb       Executive Vice President
  Deborah H. McAneny             Executive Vice President
  Thomas E. Moloney
  Robert F. Walters              Executive Vice President and Chief Information Officer

  BOARD OF DIRECTORS
  David F. D'Alessandro          Chairman
  Foster L. Aborn

Wayne A. Budd
John M. Connors, Jr.
Robert J. Davis
John M. DeCiccio
Richard B. DeWolfe
Robert E. Fast
Thomas P. Glynn
Michael C. Hawley
Edward H. Linde
R. Robert Popeo
Robert J. Tarr, Jr.

SENIOR VICE PRESIDENTS
Joanne P. Acford and Deputy General Counsel
William J. Ball
Earl W. Baucom and Controller
Stephen P. Burgay
Jonathan Chiel and Deputy General Counsel
Jude A. Curtis and Chief Compliance Officer
Kathleen F. Driscoll
John T. Farady
Bruce M. Jones
Jeanne M. Livermore
Barbara L. Luddy
John Mastromarino and Chief Risk Officer
Ronald J. McHugh and Treasurer
James M. Morris II
Daniel L. Ouellette
A. Page Palmer
William H. Palmer
Joseph P. Paster
Jean Peters
Robert R. Reitano and Chief Investment Strategist
Donald B. Robitaille and Corporate Auditor
Diana L. Scott and Chief Privacy Officer
James A. Shepherdson, III
Klaus O. Shigley and Corporate Actuary
Michelle G. VanLeer
Robert H. Watts
Barry E. Welch

VICE PRESIDENTS
Ronald J. Bocage and Counsel
Richard A. Boutilier
George H. Braun
William J. Briggs
Brian Burnside
Philip Clarkson and Counsel
James E. Collins and Corporate Secretary
Mark W. Davis
Willma Davis
Michael Dommeruth
Todd Engelsen
Michael M. Epstein and Counsel
Carol Nicholson Fulp
Scott S. Hartz
Linda Honour
Robert P. Horne
Stephen F. Kelley
James Logan
James G. Marchetti and Counsel

      Charles J. McKenney
      C. Bruce Metzler
      Karen V. Morton-Grooms and Counsel
      Kenneth V. Nordstrom
      William L. Oakley
      Geraldine F. Pangaro
      Alpha A. Patel
      Deborah A. Poppel
      Mark Riley
      James R. Savage
      Alan R. Seghezzi and Counsel
      Paul J. Strong
      Michael H. Studley and Counsel
      Brooks E. Tingle

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), a mutual fund registered under the Investment Company Act of 1940 as an open-end management investment company of the "series" type.

The Registrant and other separate accounts of John Hancock and its subsidiary, John Hancock Variable Life Insurance Company, ("JHVLICO") own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity contracts and variable life insurance policies, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, John Hancock directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                     % OF     JURISDICTION OF
 AFFILIATE                                          EQUITY     INCORPORATION
 ------------------------------------------------------------------------------

 MANULIFE FINANCIAL CORPORATION                         100  CANADA
 Jupiter Merger Corporation                             100  Delaware
 The Manufacturers Life Insurance Company               100  Canada
 Manulife Bank of Canada                                100  Canada
 Manulife Financial Services Inc.                       100  Canada
 Manulife Securities International Ltd.                 100  Canada
 Enterprise Capital Management Inc.                      20  Ontario
 Cantay Holdings Inc.                                   100  Ontario
 FNA Financial Inc.                                     100  Canada
 Elliot & Page Limited                                  100  Ontario
 NAL Resources Limited                                  100  Alberta

3550435 Canada Inc.                                      100  Canada
MFC Insurance Company Limited                            100  Canada
FCM Holdings Inc.                                        100  Philippines
Manulife Canada Ltd.                                     100  Canada
1293319 Ontario Inc.                                     100  Ontario
3426505 Canada Inc.                                      100  Canada
Canaccord Holdings Ltd.                                12.82   British Columbia
Manulife International Capital Corporation Limited       100  Ontario
Golf Town Canada Inc.                                  43.43  Canada
Regional Power Inc.                                       80  Canada
Addalam Power Corporation/1/                              50  Philippines
Avotus Corp.                                           10.36  Canada
First North American Insurance Company                   100  Canada
JLOC Holding Company                                      30  Cayman Islands
Opportunity Finance Company                               30  Cayman Islands
Resolute Energy Inc.                                   11.62  Alberta
Seamark Asset Management Ltd.                          35.01  Canada
NAL Resources Management Limited                         100  Canada
1050906 Alberta Ltd.                                     100  Alberta
PK Liquidating Company II, LLC                            18  Delaware
PK Liquidating Company I, LLC                          18.66  Delaware
Micro Optics Design Corporation                        17.69  Nevada
Innova LifeSciences Corporation                         15.6  Ontario
2015401 Ontario Inc.                                     100  Ontario
2015500 Ontario Inc.                                     100  Ontario
MFC Global Investment Management (U.S.A.) Limited        100  Canada
Cavalier Cable, Inc./2/                                   78  Delaware
2024385 Ontario Inc.                                     100  Ontario
NALC Holdings Inc./3/                                     50  Ontario
Manulife Holdings (Alberta) Limited                      100  Alberta
Manulife Holdings (Delaware) LLC                         100  Delaware
The Manufacturers Investment Corporation                 100  Michigan
Manulife Reinsurance Limited                             100  Bermuda
Manulife Reinsurance (Bermuda) Limited                   100  Bermuda

 The Manufacturers Life Insurance Company (U.S.A.)              100  Michigan
 ManuLife Service Corporation                                   100  Colorado
 Manulife Financial Securities LLC                              100  Delaware
 Manufacturers Securities Services, LLC/4/                       60  Delaware
 The Manufacturers Life Insurance Company of New York           100  New York
 The Manufacturers Life Insurance Company of America            100  Michigan
 Aegis Analytic Corporation                                   15.41  Delaware
 Manulife Property Management of Washington, D.C., Inc.         100  Wash., D.C.
 ESLS Investment Limited, LLC                                    25  Ohio
 Polymerix Corporation                                         11.4  Delaware
 Ennal, Inc.                                                    100  Delaware
 Avon Long Term Care Leaders LLC                                100  Delaware
 TissueInformatics Inc.                                       14.71  Delaware
 Ironside Venture Partners I LLC                                100  Delaware
 NewRiver Investor Communications Inc.                        11.29  Delaware
 Ironside Venture Partners II LLC                               100  Delaware
 Flex Holding, LLC                                             27.7  Delaware
 Flex Leasing I, LLC                                          99.99  Delaware
 Manulife Leasing Co., LLC                                       80  Delaware
 Dover Leasing Investments, LLC                                  99  Delaware
 MCC Asset Management, Inc.                                     100  Delaware
 MFC Global Fund Management (Europe) Limited                    100  England
 MFC Global Investment Management (Europe) Limited              100  England
 WT (SW) Properties Ltd.                                        100  England
 Manulife Europe Ruckversicherungs-Aktiengesellschaft           100  Germany
 Manulife International Holdings Limited                        100  Bermuda
 Manulife Provident Funds Trust Company Limited                 100  Hong Kong
 Manulife Asset Management (Asia) Limited                       100  Barbados
 P.T. Manulife Aset Manajemen Indonesia                          85  Indonesia
 Manulife Asset Management (Hong Kong) Limited                  100  Hong Kong
 Manulife (International) Limited                               100  Bermuda
 Manulife-Sinochem Life Insurance Co. Ltd.                       51  China
 The Manufacturers (Pacific Asia) Insurance Company Limited     100  Hong Kong
 Manulife Consultants Limited                                   100  Hong Kong

 Manulife Financial Shareholdings Limited               100  Hong Kong
 Manulife Financial Management Limited                  100  Hong Kong
 Manulife Financial Group Limited                       100  Hong Kong
 Manulife Financial Investment Limited                  100  Hong Kong
 Manulife (Vietnam) Limited                             100  Vietnam
 The Manufacturers Life Insurance Co. (Phils.), Inc.    100  Philippines
 FCM Plans, Inc.                                        100  Philippines
 Manulife Financial Plans, Inc.                         100  Philippines
 P.T. Asuransi Jiwa Manulife Indonesia                   71  Indonesia
 P.T. Buanadaya Sarana Informatika                      100  Indonesia
 P.T. Asuransi Jiwa Arta Mandiri Prima                  100  Indonesia
 P.T. Zurich Life Insurance Company                     100  Indonesia
 P.T. ING Life Insurance Indonesia                      100  Indonesia
 Manulife (Singapore) Pte. Ltd.                         100  Singapore
 Manulife Holdings (Bermuda) Limited                    100  Bermuda
 Manulife Management Services Ltd.                      100  Barbados
 Manufacturers P&C Limited                              100  Barbados
 Manufacturers Life Reinsurance Limited                 100  Barbados
 Manulife European Holdings 2003 (Alberta) Limited      100  Alberta
 Manulife European Investments (Alberta) Limited        100  Alberta
 Manulife Hungary Holdings Limited/5/                    99  Hungary
 MLI Resources Inc.                                     100  Alberta
 Manulife Life Insurance Company/6/                      35  Japan
 Manulife Century Investments (Bermuda) Limited         100  Bermuda
 Manulife Century Investments (Luxembourg) S.A.         100  Luxembourg
 Manulife Century Investments (Netherlands) B.V.        100  Netherlands
 Daihyaku Manulife Holdings (Bermuda) Limited           100  Bermuda
 Manulife Century Holdings (Netherlands) B.V.           100  Netherlands
 Kyoritsu Confirm Co., Ltd./7/                         90.9  Japan
 Manulife Premium Collection Co., Ltd./8/                57  Japan
 Y.K. Manulife Properties Japan                         100  Japan
 Manulife Holdings (Hong Kong) Limited                  100  Hong Kong
 Manulife (Malaysia) SDN.BHD.                           100  Malaysia
 Manulife Financial Systems (Hong Kong) Limited         100  Hong Kong

 Manulife Data Services Inc.                            100  Barbados

1. Inactive subsidiaries are noted in italics.
2. 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).
3. 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
4. 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.
5. 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
6. 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
7. 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
     Company.
8. 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.


Item 30. Indemnification

     Pursuant to Article 8 of John Hancock's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 31. Principal Underwriters as of April 27, 2004

     (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

     (b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.

               NAME                           TITLE
               James M. Morris, II            Chairman, CEO and Director
               Wendy A. Benson                President, COO and Director
               Jude A. Curtis                 Executive Vice President Director
               Katherine P. Klingler          Vice President
               Richard A. Brown               Treasurer
               Grant D. Ward                  Secretary/Clerk
               Daniel L. Ouellette            Director
               Wayne A. Budd                  Director
               Francis J. Taft                Director
               Ronald J. McHugh               Director
               Michael A. Bell                Director
               William H. Palmer              Director
-----------

     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

     (c)(1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock (at the same address), in its capacity as Registrant's depositor, and JHVLICO (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 2004.

                          On behalf of the Registrant
                      John Hancock Variable Life Account UV
                                  (Registrant)

                    By: John Hancock Life Insurance Company

                         By: /s/ David F. D'Alessandro
                   ------------------------------------------
                             David F. D'Alessandro
                      President and Chief Executive Officer

                      John Hancock Life Insurance Company
                                  (Depositor)

                         By: /s/ David F. D'Alessandro
                    ----------------------------------------
                              David F. D'Alessandro
                      President and Chief Executive Officer

Attest: /s/ Ronald J. Bocage

        -------------------------------------
        Ronald J. Bocage
        Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.

        /s/ THOMAS E. MOLONEY                             April 28, 2004
        ---------------------
        Thomas E. Moloney
        Senior Executive Vice President and Chief
        Financial Officer (Principal Financial
        Officer and Acting Principal Accounting
        Officer)

        /s/ DAVID F. D'ALESSANDRO                         April 28, 2004
        -------------------------
        David F. D'Alessandro
        Chairman, President and Chief Executive
        Officer (Principal Executive Officer)
        Signing for himself and as Attorney-In-Fact for:

        Foster L. Aborn                                   Director
        Wayne A. Budd                                     Director
        John M. Connors, Jr.                              Director
        Robert J. Davis                                   Director
        John M. DeCiccio                                  Director
        Richard B. DeWolfe                                Director
        Robert E. Fast                                    Director
        Thomas P. Glynn                                   Director
        Michael C. Hawley                                 Director
        Edward H. Linde                                   Director
        R. Robert Popeo                                   Director
        Robert J. Tarr, Jr.                               Director